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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-6532

ING Series Fund, Inc.
(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ			85258
(Address of principal executive offices)			(Zip code)

CT Corporation System, 101 Federal Street, Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-992-0180

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2009

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

May 31, 2009

Classes A, B, C, I, O and W

Domestic Equity and Income Funds

■ ING Balanced Fund

■ ING Growth and Income Fund

Domestic Equity Growth Funds

■ ING Corporate Leaders 100 Fund

■ ING Small Company Fund

■ ING Tactical Asset Allocation Fund

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This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds' investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

President's Letter	1

Market Perspective	2

Portfolio Managers' Reports	4

Shareholder Expense Examples	14

Report of Independent Registered Public Accounting Firm	16

Statements of Assets and Liabilities	17

Statements of Operations	21

Statements of Changes in Net Assets	23

Financial Highlights	26

Notes to Financial Statements	28

Portfolios of Investments	44

Tax Information	81

Director and Officer Information	82

Advisory Contract Approval Discussion	86

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds' website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission's ("SEC") website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds' website at www.ingfunds.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's website at www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Funds by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT'S LETTER

Dear Shareholder:

As we look ahead, there is an increasing sense that the outlook for the world economy and financial markets is improving. In our opinion, it is looking as if the United States could climb out of recession by the end of 2009, though the domestic economy is likely to remain weak and unemployment could still increase. Still, we may have more room for optimism.

Investors, at least, seem to have grown more optimistic about the prospects for economic recovery: the stock market rally that began in March is continuing, albeit if at a slower pace than earlier. What can we discern about mutual fund investors?

Results from several recent studies of retirement savers indicate that these fund investors have kept up their contributions despite the turmoil in the financial markets.1 A significant number of investors shifted their allocations, however, seeking to lower portfolio volatility by reducing their exposure to equities and increasing their exposure to stable value funds. The same behavior appears to be true across the broader mutual fund investor base as substantial monies flowed to fixed income products and money market products during the first five months of this year.

That reaction, though understandable, may not have been the best move for savers' long-term interests. Becoming too defensive can be costly in the long run. It is important to keep in mind that saving for retirement or other purposes is a long-term endeavor. We believe an appropriately constructed investment plan that you can adhere to steadily over time stands the greatest chance of achieving your goals.

Some of those investors who opted for lower equity exposure may decide to move back into equities gradually. Before making any change in your savings program or portfolio, we urge you to discuss it thoroughly with your financial advisor.

Thank you for your continued confidence in ING. We look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews,
President and Chief Executive Officer
ING Funds
June 26, 2009

The views expressed in the President's Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

(1)  Source: 401(k) Investors Ignored Market Turmoil, Studies Show, Ignites, June 15, 2009. Online at http://www.ignites.com/articles/20090615/investors_ignored_market_turmoil_studies_show.

MARKET PERSPECTIVE: YEAR ENDED MAY 31, 2009

In our semi-annual report, we described a financial world staring into the abyss of credit market collapse. Matters would get worse before they got better. Global equities inthe form of the MSCI World® Index(1) measured in local currencies, including net reinvested dividends ("MSCI" for regions discussed below), had plunged 36.10% to the end of November. The MSCI World Index(1) continued to slide and by March 9, 2009, it dropped another 21.00%, plumbing levels not seen since late 2002. From there markets recovered, fitfully but strongly, and squeezed out a gain of 5.90% for the second half-year, shaving the loss for the fiscal year ended May 31, 2009 to 32.30%. (The MSCI World® Index dropped 34.83% for the fiscal year ended May 31, 2009, measured in U.S. dollars). In currencies, the dollar fell 10.30% against the euro and 5.00% against the pound in the second six months, reducing dollar gains for the fiscal year ended May 31, 2009 to, respectively, 9.70% and 22.00%. Against the yen, the dollar lost 9.60% for the fiscal year ended May 31, 2009, all but 0.20% of this in the first half of the fiscal year.

The global credit crisis had worsened after the U.S. government, by then the judge, jury and executioner for financial institutions in trouble, allowed Lehman Brothers no reprieve from bankruptcy. Lending all but seized up. Investors dumped risky asset classes to buy U.S. Treasuries or repay debt.

The policy response was huge but initially muddled. The Troubled Assets Relief Program ("TARP"), with a budget of $700 billion, was originally intended to relieve banks' balance sheets of enormous volumes of distressed loans and toxic assets. Instead most of the money was used to recapitalize the banks.

Other government-sponsored programs provided practical help, like support for the commercial paper market and a guarantee facility for money market funds. The announced intention to buy vast quantities of agency mortgage-backed bonds and debentures drove 30-year mortgage rates below 5.00% to record low levels. The newly-elected U.S. president promised a $1 trillion stimulus package. And in December, the Federal Open Market Committee ("FOMC") reduced interest rates to between 0% and 0.25%.

But credit conditions remained conspicuously tight and the real economy was still in trouble.

Unemployment reached 8.90% in April, the highest since 1983. In the first quarter of 2009, 9.12% of mortgages were in delinquency as house prices sank nearly 19.00% year-over-year according to the Standard & Poor's ("S&P")/Case-Shiller National U.S. Home Price Index(2) for 20 major metropolitan areas. Inflation recorded its first annual decline since 1955. Gross Domestic Product ("GDP") fell at an annualized rate of 5.70% in the first quarter of 2009, after falling 6.30% in the previous quarter, the worst performance since 1982.

Yet by early March, some of the news was getting less bad and before long, the term "green shoots" seemed to be on the lips of almost every financial commentator. Durable goods orders, consumer confidence and at last, new home sales and single family housing starts unexpectedly picked up from still poor levels. Some hard details were announced about a new Public-Private Investment Program to buy up banks' distressed securities: many people think it might work. And some banks even reported first quarter headline profits, although the footnotes and fine print were less impressive. Still, news usually has to get less bad before it becomes good and these tentative signs of hope were enough to inspire a partial return to favor for risky asset classes, at least through May.

U.S. fixed income markets had a tumultuous six months, reflecting the appetite for risk. The Barclays Capital U.S. Aggregate Bond Index(3) of investment grade bonds returned 5.36% for the fiscal year ended May 31, 2009, 5.10% of it after November. High yield bonds, represented by the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index(4) gained 36.14% after November, but lost 7.06% for the fiscal year ended May 31, 2009. The yield on the ten-year U.S. Treasury Note started the fiscal year at 3.76%, fell by the end of 2008 to 2.24%, the lowest since 1954, but recovered to 3.46% by the end of the fiscal year ended May 31, 2009.

U.S. equities, represented by the S&P 500® Composite Stock Price ("S&P 500®") Index(5) including dividends, edged ahead 4.10% in the six months through May 2009, which did little to cushion a 32.60% fall for the fiscal year ended May 31, 2009. The first quarter of 2009 marked the seventh straight quarter of declining profits from one year earlier for S&P 500® companies. As with stock markets generally, March 9, 2009 was the low point, when the index closed at September 1996 levels. From there it recovered 36.60%, with the financials sub-index soaring 97.30%.

International markets also took heart after March 9, 2009, as lower interest rates, government stimulus and a smattering of not-so-bad economic reports led many to feel that the worst of the crisis was over. The

MARKET PERSPECTIVE: YEAR ENDED MAY 31, 2009

MSCI Japan® Index(6) added 9.30% for the six months through May, but fell 36.30% for the fiscal year ended May 31, 2009. GDP in the first quarter of 2009 was 4.00% less than in the previous quarter, as exports halved in value year-over-year. Nevertheless, sentiment was supported by the scale of China's $586 billion stimulus package. The MSCI Europe ex UK® Index(7) rose 4.40%, (down 34.10% for the fiscal year ended May 31, 2009). First quarter Eurozone GDP fell 4.60% from the previous year, depressed also by slumping exports, especially for Germany, the world's biggest exporter. After a slow start, the European Central Bank ultimately cut interest rates back to 1.00%. The MSCI UK® Index(8) gained 5.80% (down 23.50% for the fiscal year ended May 31, 2009). The effects of a bigger housing bubble than in the U.S. and deeper personal indebtedness pushed first quarter GDP down 4.10% from first quarter 2008, prompting the Bank of England to reduce interest rates to 0.50% and introduce quantitative easing. Yet retail sales held up fairly well and house prices were starting to firm as our fiscal year ended.

(1)  The MSCI World® Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2)  The S&P/Case-Shiller National U.S. Home Price Index tracks the value of single-family housing within the United States. The index is a composite of single-family home price indices for the nine U.S. Census divisions and is calculated quarterly.

(3)  The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(4)  The Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index is an unmanaged index that measures the performance of non-investment grade fixed-income securities.

(5)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(6)  The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(7)  The MSCI Europe ex UK® Index is a free float adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(8)  The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

Parentheses denote a negative number.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds' performance is subject to change since the period's end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING's Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING BALANCED FUND

PORTFOLIO MANAGERS' REPORT

ING Balanced Fund (the "Fund") seeks to maximize total return consistent with reasonable safety of principal by investing in a diversified portfolio of stocks, bonds and money market instruments. The Fund is managed by Paul Zemsky, Vincent J. Costa, Michael Hyman and Christine Hurtsellers, Portfolio Managers*, of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended May 31, 2009, the Fund's Class A shares, excluding sales charges, provided a total return of (26.67)% compared to Standard & Poor's 500® Composite Stock Price Index(1) ("S&P 500® Index"), the Barclays Capital U.S. Aggregate Bond Index(2) and the Composite Index (consisting of 60% of the return of the S&P 500® Index and 40% of the return of the Barclays Capital U.S. Aggregate Bond Index), which returned (32.57)%, 5.36% and (18.56)%, respectively, for the same period.

Portfolio Specifics: Fall 2008 was characterized by extreme volatility, with wide swings in daily market performance. The federal government nationalized the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"); Lehman Brothers and Washington Mutual went out of business. At the same time, both the Federal Reserve Board (the "Fed") and the U.S. Department of the Treasury ("Treasury") made moves to increase liquidity and support the financial system. The equity and credit markets continued to experience turmoil through February. Economic news was bleak from all sides: continued weakness in housing, declining new orders for durable goods, lower than expected consumption and higher unemployment. Spreads widened sharply as a credit crunch emerged.

Beginning in March, the S&P 500® Index managed to rise more than 35% from its low, spurred by growing signs of economic stabilization, better than expected first-quarter earnings and improved credit conditions. Skepticism over the effectiveness of government policies began to fade. Bank lending standards, while still tight, began moderating slowly, even though credit conditions remained far from normal. Volatility, which was especially high from December through March, dropped significantly, back to pre-Lehman Brothers levels.

During the Fund's fiscal year, the Barclays Capital U.S. Aggregate Bond Index and cash demonstrated positive absolute returns while equity markets experienced steep declines. The largest relative performance drag against the Composite Index was the Fund's fixed income sleeve. Weakness in bank bonds — due to worries about the health of the financial system and the results of the government's stress tests — caused the sleeve's underperformance. Concerns over loan modifications and loan forgiveness legislation hurt the Fund's allocation to non-agency mortgages.

The Fund's equity sleeve outperformed the S&P 500® Index due to good stock selection in financials, partially offset by an underweight in the relatively strong consumer staples sector. An average underweight in larger-cap and smaller-cap stocks helped offset an overweight to mid-cap stocks. The Fund's defensive cash position also aided performance.

Current Strategy and Outlook: We believe that revisions to economic forecasts and earnings estimates will begin to stabilize. Recent data suggest that the consensus remains too pessimistic about the prospects for U.S. economic recovery. Smaller than forecast losses of jobs in May and positive revisions to previous months' jobs data suggest that job losses are moderating, despite fears of much larger payroll declines. Initial unemployment claims, while still quite high, also continue to decline from their March peak. The resolution of the Chrysler bankruptcy opens the way for production to restart and is, in our opinion, an encouraging sign for GM's restructuring.

Allocations between equities and fixed income are dependent on our quantitative asset allocation model, which uses the factors mentioned and not on a qualitative evaluation of the bond versus the equity markets. The Fund is actively managed and may deviate from its strategic weights.

Investment Type Allocation
as of May 31, 2009
(as a percent of net assets)

Common Stock	57.8%
U.S. Government Agency Obligations	15.0%
Corporate Bonds/Notes	12.4%
U.S. Treasury Obligations	6.5%
Collateralized Mortgage Obligations	6.4%
Asset-Backed Securities	1.5%
Real Estate Investment Trusts	1.4%
Other Bonds	0.9%
Exchange-Traded Funds	0.1%
Preferred Stock	0.1%
Warrants	0.0%
Other Assets and Liabilities - Net*	(2.1)%
Net Assets	100.0%

*  Includes short-term investments related to ING Institutional Prime Money Market Fund - Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

Top Ten Holdings*
as of May 31, 2009
(as a percent of net assets)

U.S. Treasury Note, 0.875%, due 04/30/11	3.7%
Federal National Mortgage Association, 5.500%, due 07/15/34	2.6%
ExxonMobil Corp.	1.8%
Federal National Mortgage Association, 6.500%, due 07/15/33	1.3%
Federal National Mortgage Association, 6.000%, due 07/01/37	1.2%
Federal National Mortgage Association, 5.000%, due 07/01/37	1.1%
International Business Machines Corp.	1.1%
Brazil Notas do Tesouro Nacional Series F, 10.000%, due 01/01/17	0.9%
Microsoft Corp.	0.9%
U.S. Treasury Note, 3.125%, due 05/15/19	0.9%

*  Excludes short-term investments related to ING Institutional Prime Money Market Fund - Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

*  Effective January 13, 2009, James B. Kauffman and Omar Aguilar are no longer portfolio managers of the Fund. Vincent J. Costa, Michael Hyman and Christine Hurtsellers have been added as portfolio managers of the Fund.

(1)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(2)  Formerly known as the Lehman Brothers U.S. Aggregate Bond Index. As of October 31, 2008, all Lehman Brothers indices were renamed: the words "Lehman Brothers" changed to "Barclay's Capital." The Barclays Capital Aggregate Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING BALANCED FUND

Average Annual Total Returns for the Periods Ended May 31, 2009
	1 Year	5 Year	10 Year	Since Inception of Class O September 15, 2004
Including Sales Charge:
Class A(1)	(30.89)%	(3.19)%	(0.83)%	—
Class B(2)	(30.73)%	(3.10)%	(0.99)%	—
Class C(3)	(27.93)%	(2.79)%	(1.00)%	—
Class I	(26.41)%	(1.78)%	0.01%	—
Class O	(26.65)%	—	—	(2.54)%
Excluding Sales Charge:
Class A	(26.67)%	(2.04)%	(0.24)%	—
Class B	(27.19)%	(2.78)%	(0.99)%	—
Class C	(27.22)%	(2.79)%	(1.00)%	—
Class I	(26.41)%	(1.78)%	0.01%	—
Class O	(26.65)%	—	—	(2.54)%
S&P 500® Index(4)	(32.57)%	(1.90)%	(1.71)%	(1.79	)%(7)
Barclays Capital U.S. Aggregate Bond Index(5)	5.36%	5.01%	5.88%	4.52	%(7)
Composite Index(6)	(18.56)%	1.10%	1.61%	1.00	%(7)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Balanced Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will ßuctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reßect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5) The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(6) The Composite Index consists of 60% of the return of (securities included in) the S&P 500® Index and 40% of the return of (securities included in) the Barclays Capital U.S. Aggregate Bond Index.

(7) Since inception performance for indices is shown from September 1, 2004.

ING GROWTH AND INCOME FUND

PORTFOLIO MANAGERS' REPORT

ING Growth and Income Fund (the "Fund") seeks long-term growth of capital and income. The Fund is managed by Christopher F. Corapi and Pavel Vaynshtok*, Portfolio Managers of ING Investment Management Co. ("ING IM") — the Sub-Adviser.

Performance: For the year ended May 31, 2009, the Fund's Class A shares, excluding sales charges, provided a total return of (30.28)% compared to the Standard and Poor's 500® Composite Stock Price Index(1) ("S&P 500® Index") which returned (32.57)% for the same period.

Portfolio Specifics: During the period, the Fund outperformed the S&P 500® Index primarily due to strong stock selection, which was positive in eight out of ten sectors. In particular, our stock picks within financials, consumer discretionary and energy contributed the most to returns. In the financial sector, the Fund benefited from underweighting or avoiding some of the worst performing stocks. Our decision to own quality companies with good capital positions, such as Goldman Sachs Group, Inc. and JPMorgan Chase & Co., helped relative results as these companies continue to win market share from weaker competitors. The Fund benefited from our decision to increase exposure to more economically sensitive, consumer discretionary companies, such as Coach, Inc. ("Coach"), Gap, Inc. and Macy's, Inc. We believed these stocks were oversold and would benefit from signs of stabilization in the U.S. economy. Finally, the Fund's investment in Transocean, Inc., a drilling services company, benefited from a stable backlog, inexpensive valuation and stable, visible earnings.

Stock selection within industrials detracted the most from performance during the period. The main detractor was the Fund's exposure to companies tied to global infrastructure spending, including Foster Wheeler Ltd. and SPX Corp., which significantly declined over the last year. Additionally, our decision to underweight United Parcel Service, Inc. ("UPS") at certain times during the year detracted from results. UPS held up better than its peers due to its defensive characteristics and attractive dividend yield. Finally, the Fund's investment in Quanta Services, Inc. declined significantly after a disappointing fourth quarter due to delays in telecom spending. Although some of the projects were pushed out as a result of typical permitting and bureaucratic delays rather than credit-related issues, the street took this as a sign of weakness in the transmission cycle.

Current Strategy Outlook: We are positioning the Fund in companies that we believe have strong or improving competitive positions, robust end markets or superior capital allocation opportunities. We believe each stock the Fund invests in possesses an attractive valuation and a clear catalyst to improve it. While we expect demand for handbags and accessories to remain under pressure, we believe Coach is well-equipped to weather the storm and preserve its earnings per share based on its high store productivity, good inventory management and resilient international business. Finally, we expect a cyclical recovery in the semiconductor industry due to the massive supply chain shutdown experienced last quarter, as well as a recovery in overall demand, partially driven by inventory de-stocking. We believe Taiwan Semiconductor Manufacturing Co., Ltd., the world's largest foundry, will benefit from this cyclical trend as utilization levels accelerate to more normalized levels, thereby boosting revenues and margins.

Top Ten Holdings
as of May 31, 2009
(as a percent of net assets)

ExxonMobil Corp.	4.9%
Google, Inc. - Class A	3.2%
Coca-Cola Co.	3.2%
Apple, Inc.	2.9%
JPMorgan Chase & Co.	2.8%
Procter & Gamble Co.	2.6%
AT&T, Inc.	2.4%
Goldman Sachs Group, Inc.	2.3%
Coach, Inc.	2.2%
Gilead Sciences, Inc.	2.2%

Portfolio holdings are subject to change daily.

*  Mr. Vaynshtok was added as a portfolio manager to the Fund effective March 25, 2009.

(1)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING GROWTH AND INCOME FUND

Average Annual Total Returns for the Periods Ended May 31, 2009
	1 Year	5 Year	10 Year	Since Inception of Class O February 6, 2009
Including Sales Charge:
Class A(1)	(34.31)%	(1.07)%	(3.19)%	—
Class B(2)	(34.22)%	(1.04)%	(3.34)%	—
Class C(3)	(31.51)%	(0.67)%	(3.35)%	—
Class I	(30.11)%	0.35%	(2.38)%	—
Class O	—	—	—	9.63%
Excluding Sales Charge:
Class A	(30.28)%	0.10%	(2.62)%	—
Class B	(30.77)%	(0.65)%	(3.34)%	—
Class C	(30.82)%	(0.67)%	(3.35)%	—
Class I	(30.11)%	0.35%	(2.38)%	—
Class O	—	—	—	9.63%
S&P 500® Index(4)	(32.57)%	(1.90)%	(1.71)%	12.44	%(5)

Based on a $10,000 investment, the graph and table above illustrate the total return of ING Growth and Income Fund against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will ßuctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reßect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)  Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)  Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5)  Since inception performance for the index is shown from February 1, 2009.

ING CORPORATE LEADERS 100 FUND

PORTFOLIO MANAGERS' REPORT

ING Corporate Leaders 100 Fund (the "Fund") seeks to outperform the Standard & Poor's 500® Composite Stock Price Index(1) ("S&P 500® Index"). Under normal market conditions, the Fund invests primarily in equity securities of issuers listed on the S&P 100 Index. The Fund is managed by Vincent Costa, Portfolio Manager*, of ING Investment Management Co. — the Sub-Adviser.

Performance: For the period since inception on June 30, 2008 through May 31, 2009, the Fund's Class A shares, excluding sales charges, provided a total return of (23.22)% compared to the S&P 500® Index, which returned (26.36)%.

Portfolio Specifics: The Fund's rules-based process was able to add value versus the benchmark during this turbulent reporting period. Because of the systematic implementation of the trading rules, Wachovia Corp was sold in July and subsequently bought back in September's quarterly rebalancing. The stock rose significantly thereafter and was sold back to a 1% position, resulting in a net contribution to results. Rules-based trading activity within Citigroup, Inc. and Bank of America Corp. also added to performance. Additional contributors included structural underweights in both General Electric Co. and ExxonMobil Corp.

An overweight position in the industrials sector was one of the largest detractors from performance. Active positions in financial stocks, as noted above, and in telecommunications stocks, including an overweight in Sprint Nextel Corp., were notable contributors.

Current Strategy and Outlook: The Fund holds equal-weighted (1%) positions in the stocks of the S&P 100 Index. Any stock that falls more than 30% within a quarter is sold out of the portfolio; any stock that returns more than 50% within a quarter is trimmed back to its initial 1% weight. The Fund is re-balanced quarterly in order to re-align holdings to their 1% weightings.

This rules-based strategy is currently positioning the Fund with overweights most notable in the financials, industrials, consumer staples and materials sectors, and with underweights in the information technology, healthcare and energy sectors.

Top Ten Holdings
as of May 31, 2009
(as a percent of net assets)

SPDR Trust Series 1	4.7%
Ford Motor Co.	1.3%
Williams Cos., Inc.	1.2%
Dow Chemical Co.	1.2%
Goldman Sachs Group, Inc.	1.2%
Capital One Financial Corp.	1.2%
Schlumberger Ltd.	1.2%
Devon Energy Corp.	1.2%
Avon Products, Inc.	1.1%
US Bancorp.	1.1%

Portfolio holdings are subject to change daily.

*  Effective January 13, 2009, Omar Aguilar is no longer a portfolio manager of the Fund.

(1)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING CORPORATE LEADERS 100 FUND

Cumulative Total Returns for the Period Ended May 31, 2009
	Since Inception of Classes A, B, C, I and W June 30, 2008
Including Sales Charge:
Class A(1)	(27.63)%
Class B(2)	(27.59)%
Class C(3)	(24.52)%
Class I	(23.11)%
Class W	(23.01)%
Excluding Sales Charge:
Class A	(23.22)%
Class B	(23.81)%
Class C	(23.76)%
Class I	(23.11)%
Class W	(23.01)%
S&P 500® Index(4)	(26.36	)%(5)

Based on a $10,000 investment, the graph and table above illustrate the total return of ING Corporate Leaders 100 Fund against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will ßuctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reßect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5%, for the since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5) Since inception performance for index is shown from July 1, 2008.

ING SMALL COMPANY FUND

PORTFOLIO MANAGERS' REPORT

ING Small Company Fund (the "Fund") seeks growth of capital primarily through investment in a diversified portfolio of common stocks of companies with smaller market capitalizations. The Fund is managed by Joseph Basset, CFA, and Steve Salopek, Portfolio Managers of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended May 31, 2009, the Fund's Class A shares, excluding sales charges, provided a total return of (30.41)% compared to the Russell 2000® Index(1), which returned (31.79)%, for the same period.

Portfolio Specifics: Despite the difficult economic backdrop and higher market volatility, small-cap stocks outperformed large-cap stocks for the period. The Russell 2000® Index declined significantly from September through November, followed by a brief rally in December, and then fell again in the first two months of 2009. Smaller small caps and lower-quality stocks have led the rally since early March. This has tended to be a headwind for managers, as most have a higher-market capitalization, higher-quality bias to their portfolios.

Stock selection within financials, industrials, utilities and materials contributed most to performance over the period. Notable outperformance within financials was due to strong stock selection within insurance, commercial banks and thrifts and mortgage finance. Industrials benefited from stock selection within electrical equipment and professional services. Gas and electric utilities were the largest contributors to performance within the utilities sector.

Stock selection within the technology, healthcare and telecommunication services, coupled with an underweight in consumer staples, detracted most from performance. In technology, stock selection within communications equipment, electronic equipment, instruments and components and semiconductors and semiconductor equipment held back returns. Within healthcare, stock selection within biotechnology and pharmaceuticals detracted from performance. The Fund's underweight position, coupled with stock selection within food and staples retailing, detracted most from performance in the consumer staples sector.

New Jersey Resources Corp. ("New Jersey Resources") and Jack in the Box, Inc. ("Jack in the Box") contributed significantly to performance over the period. New Jersey Resources is a gas utility company in New Jersey. Defensive utility stocks performed well relative to the market, as investors fled to safe havens while worried about market turmoil. The company has a strong balance sheet relative to the industry.

Jack in the Box owns and franchises quick service restaurants. Despite difficult fundamentals across the restaurant industry, the company has fared better than many of its peers. One thing that has helped is its strategy of re-franchising a portion of company-owned stores. Recently, the company has seen stabilizing to slightly improving trends in its main geographic regions and input costs have been less than expected. These factors resulted in earnings that were better than street expectations and helped the stock to outperform.

CommScope, Inc. ("CommScope") and ArvinMeritor, Inc. ("ArvinMeritor") were two of the largest detractors from performance over the period. CommScope, which provides infrastructure solutions for communication networks worldwide, was hurt by the problems surrounding the current economic environment and worsening credit environment. The company also suffered due to the significant debt on its balance sheet. The Fund no longer holds a position in the company due to lingering credit concerns, risk in the valuation and the size of the market capitalization.

ArvinMeritor supplies a range of integrated systems to the commercial truck and light vehicle markets. The U.S. and European truck cycles have turned negative, causing investors to become concerned about the health of the company's balance sheet. The company withdrew guidance and missed earnings estimates. ArvinMeritor also has been looking to divest its light vehicle business, but has been unable to sell it due to the unfavorable business environment. This inability to exit the light vehicle business has caused financial strain on the company and has disappointed investors. The Fund no longer holds a position in this company.

Current Outlook and Strategy: We focus on companies with what we believe are strong balance sheets and cash-flow generation capabilities. Despite the difficulties surrounding the current economic environment, we believe that the economy is beginning to show signs of improvement. Much of the new economic data is less negative than before, and we believe that this data will continue to improve going forward. As a result, we have been incrementally increasing exposure to more cyclical companies. Within financials, we continue to mitigate risk through diversification: the Fund is invested across the financial sector, including banks, diversified financials, insurance companies and real estate investment trusts. The banks that the Fund owns are typically over-capitalized and have higher reserves than the industry averages. We continue to take advantage of market volatility to acquire attractively valued companies whose share prices we believe are not trading on fundamentals.

Top Ten Holdings*
as of May 31, 2009
(as a percent of net assets)

Cleco Corp.	1.1%
Jack in the Box, Inc.	1.1%
Chattem, Inc.	1.1%
Portland General Electric Co.	1.1%
Bally Technologies, Inc.	1.0%
CACI International, Inc.	1.0%
Solera Holdings, Inc.	1.0%
Carter's, Inc.	1.0%
EXCO Resources, Inc.	1.0%
Varian, Inc.	1.0%

*  Excludes short-term investments related to ING Institutional Prime Money Market Fund - Class I.

Portfolio holdings are subject to change daily.

(1)  The Russell 2000® Index consists of the smallest 2,000 companies in the Russell 3000® Index. The Russell 3000® Index is an unmanaged index that measures the performance of 3,000 U.S. companies based on total market capitalization.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING SMALL COMPANY FUND

Average Annual Total Returns for the Periods Ended May 31, 2009
	1 Year	5 Year	10 Year	Since Inception of Class O June 4, 2008
Including Sales Charge:
Class A(1)	(34.41)%	(0.10)%	3.95%	—
Class B(2)	(34.30)%	0.10%	3.78%	—
Class C(3)	(31.61)%	0.34%	3.78%	—
Class I	(30.29)%	1.33%	4.82%	—
Class O	—	—	—	(29.97)%
Excluding Sales Charge:
Class A	(30.41)%	1.09%	4.57%	—
Class B	(30.99)%	0.33%	3.78%	—
Class C	(30.94)%	0.34%	3.78%	—
Class I	(30.29)%	1.33%	4.82%	—
Class O	—	—	—	(29.97)%
Russell 2000® Index(4)	(31.79)%	(1.18)%	2.68%	(31.79	)%(5)

Based on a $10,000 investment, the graph and table above illustrate the total return of ING Small Company Fund against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The Russell 2000® Index consists of the smallest 2,000 companies in the Russell 3000® Index. The Russell 3000® Index is an unmanaged index that measures the performance of 3,000 U.S. companies based on total market capitalization.

(5) Since inception performance for index is shown from June 1, 2008.

ING TACTICAL ASSET ALLOCATION FUND

PORTFOLIO MANAGERS' REPORT

ING Tactical Asset Allocation Fund (the "Fund") seeks to outperform the Standard & Poor's 500® Composite Stock Price Index ("S&P 500® Index"). The Fund is managed by Paul Zemsky, Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended May 31, 2009, the Fund's Class I shares, provided a total return of (37.29)% compared to the S&P 500® Index(1), which returned (32.57)% for the same period.

Portfolio Specifics: The Fund provides exposure to large-cap U.S. equities exclusively within ING funds-of-funds. The Fund seeks to outperform the S&P 500® Index by engaging in a global tactical asset allocation overlay strategy. The Fund holds the stocks of the S&P 500® Index at all times and utilizes the overlay strategy to provide long and short exposure to various regional stock and bond markets according to their perceived attractiveness. This is accomplished through the use of futures.

The fall of 2008 was characterized by extreme volatility, with wide swings in daily market performance. The federal government nationalized the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"); Lehman Brothers and Washington Mutual went out of business. At the same time, both the Federal Reserve and the U.S. Department of the Treasury ("Treasury") made moves to increase liquidity and support the financial system. The equity and credit markets continued to experience turmoil through February. Economic news was bleak from all sides: continued weakness in housing, declining new orders for durable goods, lower than expected consumption and higher unemployment. Spreads widened sharply as a credit crunch emerged. Beginning in March, the S&P 500® Index managed to rise more than 35% from its low, spurred by growing signs of economic stabilization, better than expected first-quarter earnings and improved credit conditions. Skepticism over the effectiveness of government policies began to fade. Bank lending standards, while still tight, began moderating slowly, even though credit conditions remained far from normal.

For the period, the overlay strategy was a drag on Fund performance. Within the overlay strategy, country selection underperformed. More specifically, long exposure to equities in the Netherlands and Spain and short exposure in UK bonds acted as a drag. Average short exposure to German, French and Japanese equity contributed to results.

Many months were negative until January 2009, when we recalibrated the Fund's model. Performance then improved steadily until the end of the Fund's fiscal year. We modified the factors used to assess the relative attractiveness of each regional market. While valuation factors remain heavily weighted, the updated model has decreased their weight and increased macroeconomic factor weights. We believe this change will even risk distribution, which we find valuable in such volatile markets. During the period, the Fund's overall factor exposure, particularly to valuation factors, contributed to results. Momentum and macroeconomic factors, however, were detractors.

Current Strategy and Outlook: We believe that revisions to economic forecasts and earnings estimates will begin to stabilize. Recent data suggest that the consensus remains too pessimistic about the prospects for U.S. economic recovery. Smaller than forecast losses of jobs in May and positive revisions to previous months' jobs data suggest that job losses are moderating, despite fears of much larger payroll declines. Initial unemployment claims, while still quite high, also continue to decline from their March peak. The resolution of the Chrysler bankruptcy opens the way for production to restart and, in our opinion, is an encouraging sign for GM's restructuring.

The Fund uses a quantitative model for allocating assets among different asset classes, including stocks and bonds of various regions. The model, updated monthly, is based on three sets of factors: macroeconomics, valuation and momentum. The Fund seeks to outperform the S&P 500 using this model. As of May 31, 2009, the Fund was positioned with long exposure to equities and short exposure to bonds. Within equities, the Fund had long exposure to Spain, France and U.S. equities and short exposure to the Netherlands and Canada. Within bonds, the Fund had short exposure to Canada, Euroland and the United States and long exposure to Australia and Japan.

Top Ten Holdings*
as of May 31, 2009
(as a percent of net assets)

ExxonMobil Corp.	3.9%
Microsoft Corp.	1.8%
Procter & Gamble Co.	1.8%
Johnson & Johnson	1.8%
AT&T, Inc.	1.7%
General Electric Co.	1.6%
International Business Machines Corp.	1.6%
JPMorgan Chase & Co.	1.6%
Chevron Corp.	1.5%
Apple, Inc.	1.4%

*  Excludes short-term investments related to ING Institutional Prime Money Market Fund - Class I.

Portfolio holdings are subject to change daily.

(1)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS' REPORT

ING TACTICAL ASSET ALLOCATION FUND

Average Annual Total Returns for the Periods Ended May 31, 2009
	1 Year	Since Inception of Class I March 28, 2008
Class I	(37.29)%	(29.24)%
S&P 500® Index(1)	(32.57)%	(24.87	)%(2)

Based on a $250,000 investment, the graph and table above illustrate the total return of ING Tactical Asset Allocation Fund against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(2) Since inception performance for index is shown from April 1, 2008.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b–1) fees, and other fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2008 to May 31, 2009. The Funds' expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, "Hypothetical (5% Return before expenses)," provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
ING Balanced Fund	Beginning Account Value December 1, 2008	Ending Account Value May 31, 2009	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2009*	Beginning Account Value December 1, 2008	Ending Account Value May 31, 2009	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2009*
Class A	$1,000.00	$1,026.00	1.23%	$6.21	$1,000.00	$1,018.80	1.23%	$6.19
Class B	1,000.00	1,021.70	1.98	9.98	1,000.00	1,015.06	1.98	9.95
Class C	1,000.00	1,021.20	1.98	9.98	1,000.00	1,015.06	1.98	9.95
Class I	1,000.00	1,027.60	0.98	4.95	1,000.00	1,020.04	0.98	4.94
Class O	1,000.00	1,026.10	1.23	6.21	1,000.00	1,018.80	1.23	6.19
ING Growth and Income Fund
Class A	$1,000.00	$1,090.40	1.08%	$5.63	$1,000.00	$1,019.55	1.08%	$5.44
Class B	1,000.00	1,087.20	1.83	9.52	1,000.00	1,015.81	1.83	9.20
Class C	1,000.00	1,086.50	1.83	9.52	1,000.00	1,015.81	1.83	9.20
Class I	1,000.00	1,093.30	0.83	4.33	1,000.00	1,020.79	0.83	4.18
Class O(1)	1,000.00	1,096.30	1.08	3.57	1,000.00	1,019.55	1.08	5.44

*  Expenses are equal to each Fund's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

(1)  Commencement of operations was February 6, 2009. Expenses paid for the Actual Fund Return reflect the 115 day period ended May 31, 2009.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Fund Return				Hypothetical (5% return before expenses)
ING Corporate Leaders 100 Fund	Beginning Account Value December 1, 2008	Ending Account Value May 31, 2009	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2009*	Beginning Account Value December 1, 2008	Ending Account Value May 31, 2009	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2009*
Class A	$1,000.00	$1,070.90	0.90%	$4.65	$1,000.00	$1,020.44	0.90%	$4.53
Class B	1,000.00	1,067.20	1.65	8.50	1,000.00	1,016.70	1.65	8.30
Class C	1,000.00	1,067.80	1.65	8.51	1,000.00	1,016.70	1.65	8.30
Class I	1,000.00	1,070.90	0.65	3.36	1,000.00	1,021.69	0.65	3.28
Class W	1,000.00	1,072.30	0.65	3.36	1,000.00	1,021.69	0.65	3.28
ING Small Company Fund
Class A	$1,000.00	$1,059.30	1.48%	$7.60	$1,000.00	$1,017.55	1.48%	$7.44
Class B	1,000.00	1,054.50	2.23	11.42	1,000.00	1,013.81	2.23	11.20
Class C	1,000.00	1,055.00	2.23	11.43	1,000.00	1,013.81	2.23	11.20
Class I	1,000.00	1,059.30	1.23	6.31	1,000.00	1,018.80	1.23	6.19
Class O	1,000.00	1,058.10	1.48	7.59	1,000.00	1,017.55	1.48	7.44
ING Tactical Asset Allocation Fund
Class I	$1,000.00	$1,024.10	0.70%	$3.53	$1,000.00	$1,021.44	0.70%	$3.53

*  Expenses are equal to each Fund's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors
ING Series Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING Balanced Fund, ING Growth and Income Fund, ING Corporate Leaders 100 Fund, ING Small Company Fund, and ING Tactical Asset Allocation Fund, each a series of ING Series Fund, Inc., as of May 31, 2009, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned Funds of ING Series Fund, Inc. as of May 31, 2009, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
July 29, 2009

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2009

	ING Balanced Fund	ING Growth and Income Fund	ING Corporate Leaders 100 Fund
ASSETS:
Investments in securities at value+*	$125,680,850	$333,966,809	$7,621,554
Short-term investments**	3,221,027	5,019,946	—
Short-term investments in affiliates***	3,245,000	6,791,000	29,000
Cash	6,302,288	4,071	80
Cash collateral for futures	646,201	23,966	—
Foreign currencies at value****	84,796	—	—
Receivables:
Investment securities sold	1,107,881	1,457,748	18,454
Investment securities sold on a delayed-delivery or when-issued basis	10,439,104	—	—
Fund shares sold	15,295	70,789	26,499
Dividends and interest	531,663	578,388	19,108
Unrealized appreciation on forward foreign currency contracts	23,208	—	—
Upfront payments made on swap agreements	60,117	—	—
Unrealized appreciation on swap agreements	50,401	—	—
Prepaid expenses	18,255	21,344	11,904
Reimbursement due from manager	4,488	113,545	10,642
Total assets	151,430,574	348,047,606	7,737,241
LIABILITIES:
Payable for investment securities purchased	2,347,783	2,408,033	36,464
Payable for investment securities purchased on a delayed-delivery or when-issued basis	21,831,531	—	—
Payable for fund shares redeemed	106,907	245,990	1,000
Payable upon receipt of securities loaned	3,284,562	5,066,409	—
Payable for terminated investment contracts (Note 15)	250,653	—	—
Unrealized depreciation on forward foreign currency contracts	55,408	—	—
Upfront payments received on swap agreements	68,002	—	—
Unrealized depreciation on swap agreements	92,835	—	—
Payable to affiliates	114,440	297,640	5,401
Payable for directors fees	8,092	22,278	548
Other accrued expenses and liabilities	169,435	343,557	25,666
Total liabilities	28,329,648	8,383,907	69,079
NET ASSETS	$123,100,926	$339,663,699	$7,668,162
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$199,981,875	$490,064,751	$9,040,176
Undistributed net investment income	1,737,217	1,316,821	42,183
Accumulated net realized loss on investments, foreign currency related transactions, futures, and swaps	(77,116,269)	(184,466,895)	(2,663,909)
Net unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, and swaps	(1,501,897)	32,749,022	1,249,712
NET ASSETS	$123,100,926	$339,663,699	$7,668,162
+ Including securities loaned at value	$3,246,064	$5,116,787	$—
* Cost of investments in securities	$127,098,851	$301,171,323	$6,371,842
** Cost of short-term investments	$3,284,562	$5,066,409	$—
*** Cost of short-term investments in affiliates	$3,245,000	$6,791,000	$29,000
**** Cost of foreign currencies	$72,054	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2009 (CONTINUED)

	ING Balanced Fund	ING Growth and Income Fund	ING Corporate Leaders 100 Fund
Class A:
Net Assets	$51,959,443	$283,003,246	$4,991,887
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	6,138,928	32,258,266	657,021
Net asset value and redemption price per share	$8.46	$8.77	$7.60
Maximum offering price per share (5.75%)(1)	$8.98	$9.31	$8.06
Class B:
Net Assets	$13,575,563	$17,009,323	$127,075
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	1,621,434	1,971,414	16,805
Net asset value and redemption price per share(2)	$8.37	$8.63	$7.56
Maximum offering price per share	$8.37	$8.63	$7.56
Class C:
Net Assets	$22,866,150	$10,820,207	$1,345,291
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	2,730,881	1,260,801	178,100
Net asset value and redemption price per share(2)	$8.37	$8.58	$7.55
Maximum offering price per share	$8.37	$8.58	$7.55
Class I:
Net Assets	$12,883,367	$18,325,509	$46,842
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	1,524,809	2,082,119	6,163
Net asset value and redemption price per share	$8.45	$8.80	$7.60
Maximum offering price per share	$8.45	$8.80	$7.60
Class O:
Net Assets	$21,816,403	$10,505,414	n/a
Shares authorized	100,000,000	100,000,000	n/a
Par value	$0.001	$0.001	n/a
Shares outstanding	2,592,962	1,197,930	n/a
Net asset value and redemption price per share	$8.41	$8.77	n/a
Maximum offering price per share	$8.41	$8.77	n/a
Class W:
Net Assets	n/a	n/a	$1,157,067
Shares authorized	n/a	n/a	100,000,000
Par value	n/a	n/a	$0.001
Shares outstanding	n/a	n/a	151,996
Net asset value and redemption price per share	n/a	n/a	$7.61
Maximum offering price per share	n/a	n/a	$7.61

(1)  Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)  Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2009

	ING Small Company Fund	ING Tactical Asset Allocation Fund
ASSETS:
Investments in securities at value*	$91,863,374	$66,457,213
Short-term investments in affiliates**	964,000	1,146,000
Cash	1,156	97,123
Cash collateral for futures	—	1,818,095
Foreign cash collateral for futures at value***	—	2,438,709
Receivables:
Investment securities sold	2,644,551	—
Fund shares sold	214,069	36,298
Dividends and interest	61,355	171,805
Prepaid expenses	29,658	11,891
Total assets	95,778,163	72,177,134
LIABILITIES:
Payable for investment securities purchased	1,091,941	—
Payable for fund shares redeemed	47,671	25,293
Payable to affiliates	97,533	100,876
Payable for directors fees	3,662	3,189
Other accrued expenses and liabilities	59,922	37,981
Total liabilities	1,300,729	167,339
NET ASSETS	$94,477,434	$72,009,795
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$139,464,768	$114,899,176
Distributions in excess of net investment income	—	(1,518,814)
Accumulated net realized loss on investments, foreign currency related transactions, and futures	(25,741,607)	(19,209,974)
Net unrealized depreciation on investments, foreign currency related transactions, and futures	(19,245,727)	(22,160,593)
NET ASSETS	$94,477,434	$72,009,795
* Cost of investments in securities	$111,109,101	$88,858,142
** Cost of short-term investments in affiliates	$964,000	$1,146,000
*** Cost of foreign cash collateral for futures	$—	$2,247,849

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2009 (CONTINUED)

	ING Small Company Fund	ING Tactical Asset Allocation Fund
Class A:
Net Assets	$70,360,497	n/a
Shares authorized	100,000,000	n/a
Par value	$0.001	n/a
Shares outstanding	7,917,285	n/a
Net asset value and redemption price per share	$8.89	n/a
Maximum offering price per share (5.75%)(1)	$9.43	n/a
Class B:
Net Assets	$2,449,696	n/a
Shares authorized	100,000,000	n/a
Par value	$0.001	n/a
Shares outstanding	289,169	n/a
Net asset value and redemption price per share(2)	$8.47	n/a
Maximum offering price per share	$8.47	n/a
Class C:
Net Assets	$4,381,915	n/a
Shares authorized	100,000,000	n/a
Par value	$0.001	n/a
Shares outstanding	521,762	n/a
Net asset value and redemption price per share(2)	$8.40	n/a
Maximum offering price per share	$8.40	n/a
Class I:
Net Assets	$16,718,350	$72,009,795
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	1,739,620	10,919,727
Net asset value and redemption price per share	$9.61	$6.59
Maximum offering price per share	$9.61	$6.59
Class O:
Net Assets	$566,976	n/a
Shares authorized	100,000,000	n/a
Par value	$0.001	n/a
Shares outstanding	63,849	n/a
Net asset value and redemption price per share	$8.88	n/a
Maximum offering price per share	$8.88	n/a

(1)  Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)  Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS

	ING Balanced Fund	ING Growth and Income Fund	ING Corporate Leaders 100 Fund
	Year Ended May 31, 2009	Year Ended May 31, 2009	June 30, 2008(1) to May 31, 2009
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(2)	$2,295,226	$6,485,240	$148,161
Interest	3,304,397	11,921	144
Securities lending income, net	105,762	44,793	—
Total investment income	5,705,385	6,541,954	148,305
EXPENSES:
Investment management fees	1,142,030	2,000,324	20,966
Distribution and service fees:
Class A	155,545	618,074	10,349
Class B	210,376	149,560	729
Class C	280,510	69,169	7,268
Class O	63,964	7,081	—
Transfer agent fees	333,109	420,848	5,648
Administrative service fees	121,817	231,374	5,241
Shareholder reporting expense	59,490	31,313	8,504
Registration fees	61,421	51,602	9,187
Professional fees	28,163	76,045	12,230
Custody and accounting expense	81,460	32,482	7,229
Directors fees	19,926	25,335	910
Offering expense	—	—	78,248
Interest expense	188	—	—
Miscellaneous expense	24,520	35,659	8,617
Total expenses	2,582,519	3,748,866	175,126
Net waived and reimbursed fees	(378,820)	(496,924)	(122,660)
Net expenses	2,203,699	3,251,942	52,466
Net investment income	3,501,686	3,290,012	95,839
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, FUTURES, AND SWAPS:
Net realized gain (loss) on:
Investments	(49,057,861)	(110,837,625)	(2,663,909)
Foreign currency related transactions	47,181	1,011	—
Futures	(757,586)	(234,247)	—
Swaps	1,519,273	—	—
Net realized loss on investments, foreign currency related transactions, futures, and swaps	(48,248,993)	(111,070,861)	(2,663,909)
Net change in unrealized appreciation or depreciation on:
Investments	(10,889,119)	3,892,199	1,249,712
Foreign currency related transactions	(19,770)	3,464	—
Futures	213,415	(42,721)	—
Swaps	(998,457)	—	—
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, and swaps	(11,693,931)	3,852,942	1,249,712
Net realized and unrealized loss on investments, foreign currency related transactions, futures, and swaps	(59,942,924)	(107,217,919)	(1,414,197)
Decrease in net assets resulting from operations	$(56,441,238)	$(103,927,907)	$(1,318,358)
* Foreign taxes withheld	$—	$59,054	$—
(1) Commencement of operations
(2) Dividends from affiliates	$49,522	$54,971	$1,020

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2009

	ING Small Company Fund	ING Tactical Asset Allocation Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$1,518,949	$1,930,476
Interest	5,342	7,368
Securities lending income, net	80	—
Total investment income	1,524,371	1,937,844
EXPENSES:
Investment management fees	847,873	358,281
Distribution and service fees:
Class A	187,266	—
Class B	30,761	—
Class C	40,120	—
Class O	464	—
Transfer agent fees	139,185	277
Administrative service fees	79,800	79,617
Shareholder reporting expense	23,975	14,854
Registration fees	69,925	8,550
Professional fees	15,555	44,206
Custody and accounting expense	30,647	24,851
Directors fees	9,052	9,789
Offering expense	—	26,203
Interest expense	1,730	—
Miscellaneous expense	13,692	10,184
Total expenses	1,490,045	576,812
Net waived and reimbursed fees	(1,773)	(16,677)
Net expenses	1,488,272	560,135
Net investment income	36,099	1,377,709
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, AND FUTURES:
Net realized loss on:
Investments	(25,736,722)	(13,112,894)
Foreign currency related transactions	—	(764,783)
Futures	—	(7,268,912)
Net realized loss on investments, foreign currency related transactions, and futures	(25,736,722)	(21,146,589)
Net change in unrealized appreciation or depreciation on:
Investments	(20,080,240)	(24,559,648)
Foreign currency related transactions	—	191,010
Futures	—	421,891
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and futures	(20,080,240)	(23,946,747)
Net realized and unrealized loss on investments, foreign currency related transactions, and futures	(45,816,962)	(45,093,336)
Decrease in net assets resulting from operations	$(45,780,863)	$(43,715,627)
* Foreign taxes withheld	$1,453	$—
(1) Dividends from affiliates	$35,108	$9,414

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Balanced Fund		ING Growth and Income Fund
	Year Ended May 31, 2009	Year Ended May 31, 2008	Year Ended May 31, 2009	Year Ended May 31, 2008
FROM OPERATIONS:
Net investment income	$3,501,686	$4,941,642	$3,290,012	$2,878,558
Net realized gain (loss) on investments, foreign currency related transactions, futures, and swaps	(48,248,993)	1,384,829	(111,070,861)	(3,089,908)
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, and swaps	(11,693,931)	(21,400,198)	3,852,942	(12,075,801)
Decrease in net assets resulting from operations	(56,441,238)	(15,073,727)	(103,927,907)	(12,287,151)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(2,314,105)	(2,366,953)	(3,067,338)	(1,434,460)
Class B	(558,592)	(694,852)	(41,185)	(32,905)
Class C	(783,879)	(658,514)	(26,454)	(14,097)
Class I	(630,956)	(630,994)	(280,238)	(219,966)
Class O	(948,743)	(778,900)	—	—
Net realized gains:
Class A	(26,772)	(2,772,324)	—	—
Class B	(8,583)	(1,271,922)	—	—
Class C	(12,105)	(1,213,876)	—	—
Class I	(6,841)	(632,793)	—	—
Class O	(10,959)	(945,643)	—	—
Total distributions	(5,301,535)	(11,966,771)	(3,415,215)	(1,701,428)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	14,435,371	31,501,503	18,512,069	16,547,351
Proceeds from shares issued in merger (Note 13)	—	—	107,606,061	329,660,752
Reinvestment of distributions	3,783,656	9,757,970	3,051,299	1,554,531
	18,219,027	41,259,473	129,169,429	347,762,634
Cost of shares redeemed	(57,891,430)	(94,225,703)	(58,837,474)	(55,135,782)
Net increase (decrease) in net assets resulting from capital share transactions	(39,672,403)	(52,966,230)	70,331,955	292,626,852
Net increase (decrease) in net assets	(101,415,176)	(80,006,728)	(37,011,167)	278,638,273
NET ASSETS:
Beginning of year	224,516,102	304,522,830	376,674,866	98,036,593
End of year	$123,100,926	$224,516,102	$339,663,699	$376,674,866
Undistributed net investment income at end of year	$1,737,217	$1,298,325	$1,316,821	$1,435,554

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Corporate Leaders 100 Fund	ING Small Company Fund
	June 30, 2008(1) to May 31, 2009	Year Ended May 31, 2009	Year Ended May 31, 2008
FROM OPERATIONS:
Net investment income	$95,839	$36,099	$251,506
Net realized gain (loss) on investments	(2,663,909)	(25,736,722)	10,206,539
Net change in unrealized appreciation or depreciation on investments	1,249,712	(20,080,240)	(16,058,293)
Decrease in net assets resulting from operations	(1,318,358)	(45,780,863)	(5,600,248)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(43,967)	—	(155,658)
Class B	(610)	—	—
Class C	(10,739)	—	—
Class I	(25)	—	(112,561)
Class W	(3,470)	—	—
Net realized gains:
Class A	—	(2,929,707)	(14,409,215)
Class B	—	(107,900)	(1,301,243)
Class C	—	(143,169)	(871,454)
Class I	—	(556,532)	(5,276,727)
Class O	—	(7,211)	—
Total distributions	(58,811)	(3,744,519)	(22,126,858)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	9,848,859	99,663,334	26,094,072
Reinvestment of distributions	20,778	2,418,234	20,730,991
	9,869,637	102,081,568	46,825,063
Cost of shares redeemed	(824,306)	(57,720,282)	(36,241,904)
Net increase in net assets resulting from capital share transactions	9,045,331	44,361,286	10,583,159
Net increase (decrease) in net assets	7,668,162	(5,164,096)	(17,143,947)
NET ASSETS:
Beginning of period	—	99,641,530	116,785,477
End of period	$7,668,162	$94,477,434	$99,641,530
Undistributed net investment income at end of period	$42,183	$—	$—

(1)  Commencement of operations

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Tactical Asset Allocation Fund
	Year Ended May 31, 2009	March 28, 2008(1) to May 31, 2008
FROM OPERATIONS:
Net investment income	$1,377,709	$241,445
Net realized loss on investments, foreign currency related transactions, and futures	(21,146,589)	(346,019)
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and futures	(23,946,747)	1,786,154
Increase (decrease) in net assets resulting from operations	(43,715,627)	1,681,580
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(868,799)	—
Total distributions	(868,799)	—
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	24,120,594	119,745,232
Reinvestment of distributions	862,531	—
	24,983,125	119,745,232
Cost of shares redeemed	(26,754,600)	(3,061,116)
Net increase (decrease) in net assets resulting from capital share transactions	(1,771,475)	116,684,116
Net increase (decrease) in net assets	(46,355,901)	118,365,696
NET ASSETS:
Beginning of period	118,365,696	—
End of period	$72,009,795	$118,365,696
Undistributed net investment income (distributions in excess of net investment income) at end of period	$(1,518,814)	$183,572

(1)  Commencement of operations

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains		From return of capital
Year or period ended	($)	($)		($)	($)	($)	($)		($)
ING Balanced Fund
Class A
05-31-09	11.98	0.24		(3.42)	(3.18)	0.34	0.00	*	—
05-31-08	13.25	0.28		(0.95)	(0.67)	0.27	0.33		—
05-31-07	11.83	0.24	•	1.49	1.73	0.22	0.09		—
05-31-06	12.35	0.18		0.30	0.48	0.17	0.83		—
05-31-05	11.66	0.18		0.81	0.99	0.18	0.12		—
Class B
05-31-09	11.82	0.19		(3.40)	(3.21)	0.24	0.00	*	—
05-31-08	13.08	0.17	•	(0.93)	(0.76)	0.17	0.33		—
05-31-07	11.68	0.14		1.48	1.62	0.13	0.09		—
05-31-06	12.21	0.07		0.31	0.38	0.08	0.83		—
05-31-05	11.51	0.09	•	0.80	0.89	0.07	0.12		—
Class C
05-31-09	11.84	0.17		(3.38)	(3.21)	0.26	0.00	*	—
05-31-08	13.10	0.17	•	(0.93)	(0.76)	0.17	0.33		—
05-31-07	11.69	0.15	•	1.48	1.63	0.13	0.09		—
05-31-06	12.22	0.09	•	0.29	0.38	0.08	0.83		—
05-31-05	11.50	0.08		0.81	0.89	0.05	0.12		—
Class I
05-31-09	11.96	0.26	•	(3.40)	(3.14)	0.37	0.00	*	—
05-31-08	13.24	0.31		(0.95)	(0.64)	0.31	0.33		—
05-31-07	11.82	0.27	•	1.50	1.77	0.26	0.09		—
05-31-06	12.34	0.21		0.30	0.51	0.20	0.83		—
05-31-05	11.67	0.21		0.81	1.02	0.23	0.12		—
Class O
05-31-09	11.91	0.24		(3.40)	(3.16)	0.34	0.00	*	—
05-31-08	13.19	0.27	•	(0.94)	(0.67)	0.28	0.33		—
05-31-07	11.78	0.24	•	1.49	1.73	0.23	0.09		—
05-31-06	12.31	0.18	•	0.29	0.47	0.17	0.83		—
09-15-04(4) -05-31-05	11.83	0.17		0.57	0.74	0.14	0.12		—
ING Growth and Income Fund
Class A
05-31-09	12.74	0.11		(3.96)	(3.85)	0.12	—		—
05-31-08	13.46	0.15	•	(0.78)	(0.63)	0.09	—		—
05-31-07	11.05	0.12		2.46	2.58	0.17	—		—
05-31-06	10.15	0.19	•	0.89	1.08	0.18	—		—
05-31-05	9.38	0.17		0.80	0.97	0.20	—		—
Class B
05-31-09	12.50	0.04	•	(3.88)	(3.84)	0.03	—		—
05-31-08	13.24	0.05	•	(0.77)	(0.72)	0.02	—		—
05-31-07	10.87	0.02		2.44	2.46	0.09	—		—
05-31-06	10.00	0.11		0.87	0.98	0.11	—		—
05-31-05	9.24	0.07		0.81	0.88	0.12	—		—
Class C
05-31-09	12.46	0.04	•	(3.88)	(3.84)	0.04	—		—
05-31-08	13.20	0.05	•	(0.76)	(0.71)	0.03	—		—
05-31-07	10.84	0.02		2.43	2.45	0.09	—		—
05-31-06	9.96	0.12		0.86	0.98	0.10	—		—
05-31-05	9.20	0.07		0.80	0.87	0.11	—		—
Class I
05-31-09	12.79	0.13		(3.97)	(3.84)	0.15	—		—
05-31-08	13.50	0.17		(0.77)	(0.60)	0.11	—		—
05-31-07	11.08	0.15	•	2.47	2.62	0.20	—		—
05-31-06	10.18	0.22	•	0.89	1.11	0.21	—		—
05-31-05	9.42	0.20		0.79	0.99	0.23	—		—
Class O
02-06-09(4) -05-31-09	8.00	0.01	•	0.76	0.77	—	—		—

				Ratios to average net assets							Supplemental data
	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	(%)	(%)	(%)		(%)		(%)		($000's)	(%)
ING Balanced Fund
Class A
05-31-09	0.34	8.46	(26.67)	1.48	1.23	†	1.23	†	2.51	†	51,959	329
05-31-08	0.60	11.98	(5.15)	1.45	1.23	†	1.23	†	2.13	†	90,471	253
05-31-07	0.31	13.25	14.89	1.35	1.29	†	1.29	†	1.95	†	122,023	268
05-31-06	1.00	11.83	3.96	1.40	1.40		1.40		1.43		89,596	309
05-31-05	0.30	12.35	8.60	1.33	1.33		1.33		1.48		67,177	289
Class B
05-31-09	0.24	8.37	(27.19)	2.23	1.98	†	1.98	†	1.76	†	13,576	329
05-31-08	0.50	11.82	(5.93)	2.20	1.98	†	1.98	†	1.38	†	36,415	253
05-31-07	0.22	13.08	14.00	2.10	2.04	†	2.04	†	1.21	†	61,798	268
05-31-06	0.91	11.68	3.19	2.15	2.15		2.15		0.69		34,224	309
05-31-05	0.19	12.21	7.79	2.08	2.08		2.08		0.72		20,900	289
Class C
05-31-09	0.26	8.37	(27.22)	2.23	1.98	†	1.98	†	1.76	†	22,866	329
05-31-08	0.50	11.84	(5.88)	2.20	1.98	†	1.98	†	1.38	†	40,705	253
05-31-07	0.22	13.10	14.03	2.10	2.04	†	2.04	†	1.22	†	53,801	268
05-31-06	0.91	11.69	3.14	2.15	2.15		2.15		0.72		13,678	309
05-31-05	0.17	12.22	7.75	2.08	2.08		2.08		0.73		4,730	289
Class I
05-31-09	0.37	8.45	(26.41)	1.23	0.98	†	0.98	†	2.82	†	12,883	329
05-31-08	0.64	11.96	(4.97)	1.20	0.98	†	0.98	†	2.38	†	21,090	253
05-31-07	0.35	13.24	15.22	1.10	1.04	†	1.04	†	2.18	†	30,305	268
05-31-06	1.03	11.82	4.23	1.15	1.15		1.15		1.67		35,141	309
05-31-05	0.35	12.34	8.85	1.08	1.08		1.08		1.73		33,380	289
Class O
05-31-09	0.34	8.41	(26.65)	1.48	1.23	†	1.23	†	2.51	†	21,816	329
05-31-08	0.61	11.91	(5.22)	1.45	1.23	†	1.23	†	2.14	†	35,835	253
05-31-07	0.32	13.19	14.92	1.35	1.29	†	1.29	†	1.96	†	36,595	268
05-31-06	1.00	11.78	3.94	1.40	1.40		1.40		1.45		24,009	309
09-15-04(4) -05-31-05	0.26	12.31	6.71	1.33	1.33		1.33		1.44		10,379	289
ING Growth and Income Fund
Class A
05-31-09	0.12	8.77	(30.28)	1.25	1.08	†	1.08	†	1.19	†	283,003	177
05-31-08	0.09	12.74	(4.69)	1.34	1.11	†	1.11	†	1.18	†	324,594	221
05-31-07	0.17	13.46	23.65	1.25	1.25	†	1.25	†	0.98	†	58,025	181
05-31-06	0.18	11.05	10.76	1.27	1.27		1.27		1.84		50,656	23
05-31-05	0.20	10.15	10.47	1.24	1.24		1.23		1.64		55,672	31
Class B
05-31-09	0.03	8.63	(30.77)	2.00	1.83	†	1.83	†	0.43	†	17,009	177
05-31-08	0.02	12.50	(5.47)	2.09	1.90	†	1.90	†	0.40	†	21,211	221
05-31-07	0.09	13.24	22.76	2.00	2.00	†	2.00	†	0.21	†	11,837	181
05-31-06	0.11	10.87	9.89	2.02	2.02		2.02		1.07		8,700	23
05-31-05	0.12	10.00	9.62	1.99	1.99		1.98		0.87		7,796	31
Class C
05-31-09	0.04	8.58	(30.82)	2.00	1.83	†	1.83	†	0.47	†	10,820	177
05-31-08	0.03	12.46	(5.42)	2.09	1.89	†	1.89	†	0.39	†	7,409	221
05-31-07	0.09	13.20	22.72	2.00	2.00	†	2.00	†	0.21	†	2,767	181
05-31-06	0.10	10.84	9.93	2.02	2.02		2.02		1.07		1,925	23
05-31-05	0.11	9.96	9.55	1.99	1.99		1.98		0.89		2,035	31
Class I
05-31-09	0.15	8.80	(30.11)	1.00	0.83	†	0.83	†	1.44	†	18,326	177
05-31-08	0.11	12.79	(4.45)	1.09	0.95	†	0.95	†	1.33	†	23,461	221
05-31-07	0.20	13.50	23.98	1.00	1.00	†	1.00	†	1.25	†	25,407	181
05-31-06	0.21	11.08	11.01	1.02	1.02		1.02		2.08		30,487	23
05-31-05	0.23	10.18	10.72	0.99	0.99		0.98		1.89		41,923	31
Class O
02-06-09(4) -05-31-09	—	8.77	9.63	1.25	1.08	†	1.08	†	0.25	†	10,505	177

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital
Year or period ended	($)	($)	($)	($)	($)	($)	($)
ING Corporate Leaders 100 Fund
Class A
06-30-08(4) -05-31-09	10.00	0.13	(2.46)	(2.33)	0.07	—	—
Class B
06-30-08(4) -05-31-09	10.00	0.08 •	(2.46)	(2.38)	0.06	—	—
Class C
06-30-08(4) -05-31-09	10.00	0.09 •	(2.47)	(2.38)	0.07	—	—
Class I
06-30-08(4) -05-31-09	10.00	0.14	(2.46)	(2.32)	0.08	—	—
Class W
06-30-08(4) -05-31-09	10.00	0.14 •	(2.45)	(2.31)	0.08	—	—
ING Small Company Fund
Class A
05-31-09	13.29	0.00 *	(4.06)	(4.06)	—	0.34	—
05-31-08	17.92	0.04	(0.95)	(0.91)	0.04	3.68	—
05-31-07	18.32	0.01	3.05	3.06	—	3.46	—
05-31-06	16.46	(0.06)	3.78	3.72	—	1.86	—
05-31-05	15.13	(0.01)	1.34	1.33	—	—	—
Class B
05-31-09	12.79	(0.08)	(3.90)	(3.98)	—	0.34	—
05-31-08	17.47	(0.08)	(0.92)	(1.00)	—	3.68	—
05-31-07	18.06	(0.11)•	2.98	2.87	—	3.46	—
05-31-06	16.37	(0.19)	3.74	3.55	—	1.86	—
05-31-05	15.16	(0.12)	1.33	1.21	—	—	—
Class C
05-31-09	12.68	(0.06)•	(3.88)	(3.94)	—	0.34	—
05-31-08	17.35	(0.08)•	(0.91)	(0.99)	—	3.68	—
05-31-07	17.96	(0.11)	2.96	2.85	—	3.46	—
05-31-06	16.28	(0.19)	3.73	3.54	—	1.86	—
05-31-05	15.08	(0.13)	1.33	1.20	—	—	—
Class I
05-31-09	14.30	0.03	(4.38)	(4.35)	—	0.34	—
05-31-08	18.98	0.09	(1.01)	(0.92)	0.08	3.68	—
05-31-07	19.17	0.07 •	3.20	3.27	—	3.46	—
05-31-06	17.11	(0.02)	3.94	3.92	—	1.86	—
05-31-05	15.69	(0.01)	1.43	1.42	—	—	—
Class O
06-04-08(4) -05-31-09	13.19	0.00 *	(3.97)	(3.97)	—	0.34	—
ING Tactical Asset Allocation Fund
Class I
05-31-09	10.62	0.13	(4.08)	(3.95)	0.08	—	—
03-28-08(4) -05-31-08	10.00	0.02	0.60	0.62	—	—	—

				Ratios to average net assets							Supplemental data
	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	(%)	(%)	(%)		(%)		(%)		($000's)	(%)
ING Corporate Leaders 100 Fund
Class A
06-30-08(4) -05-31-09	0.07	7.60	(23.22)	3.23	0.90	†	0.90	†	1.89	†	4,992	277
Class B
06-30-08(4) -05-31-09	0.06	7.56	(23.81)	3.98	1.65	†	1.65	†	1.17	†	127	277
Class C
06-30-08(4) -05-31-09	0.07	7.55	(23.76)	3.98	1.65	†	1.65	†	1.35	†	1,345	277
Class I
06-30-08(4) -05-31-09	0.08	7.60	(23.11)	2.98	0.65	†	0.65	†	2.12	†	47	277
Class W
06-30-08(4) -05-31-09	0.08	7.61	(23.01)	2.98	0.65	†	0.65	†	2.17	†	1,157	277
ING Small Company Fund
Class A
05-31-09	0.34	8.89	(30.41)	1.48	1.48	†	1.48	†	0.04	†	70,360	174
05-31-08	3.72	13.29	(4.72)	1.43	1.43	†	1.43	†	0.26	†	67,608	112
05-31-07	3.46	17.92	18.50	1.36	1.36	†	1.36	†	0.08	†	77,041	83
05-31-06	1.86	18.32	23.51	1.40	1.40		1.40		(0.34)		88,642	75
05-31-05	—	16.46	8.79	1.36	1.36		1.36		(0.07)		92,363	47
Class B
05-31-09	0.34	8.47	(30.99)	2.23	2.23	†	2.23	†	(0.71	)†	2,450	174
05-31-08	3.68	12.79	(5.41)	2.18	2.18	†	2.18	†	(0.48	)†	4,663	112
05-31-07	3.46	17.47	17.65	2.11	2.11	†	2.11	†	(0.66	)†	7,275	83
05-31-06	1.86	18.06	22.56	2.15	2.15		2.15		(1.10)		7,824	75
05-31-05	—	16.37	7.98	2.11	2.11		2.11		(0.77)		6,783	47
Class C
05-31-09	0.34	8.40	(30.94)	2.23	2.23	†	2.23	†	(0.69	)†	4,382	174
05-31-08	3.68	12.68	(5.40)	2.18	2.18	†	2.18	†	(0.53	)†	4,093	112
05-31-07	3.46	17.35	17.64	2.11	2.11	†	2.11	†	(0.66	)†	4,317	83
05-31-06	1.86	17.96	22.63	2.15	2.15		2.15		(1.10)		4,393	75
05-31-05	—	16.28	7.96	2.11	2.11		2.11		(0.78)		3,825	47
Class I
05-31-09	0.34	9.61	(30.29)	1.23	1.23	†	1.23	†	0.30	†	16,718	174
05-31-08	3.76	14.30	(4.47)	1.18 †	1.18	†	1.18	†	0.51	†	23,278	112
05-31-07	3.46	18.98	18.81	1.12	1.12	†	1.12	†	0.40	†	28,153	83
05-31-06	1.86	19.17	23.80	1.15	1.15		1.15		(0.08)		17,500	75
05-31-05	—	17.11	9.05	1.11	1.11		1.11		(0.01)		23,581	47
Class O
06-04-08(4) -05-31-09	0.34	8.88	(29.97)	1.48	1.48	†	1.48	†	0.05	†	567	174
ING Tactical Asset Allocation Fund
Class I
05-31-09	0.08	6.59	(37.29)	0.72	0.70	†	0.70	†	1.73	†	72,010	30
03-28-08(4) -05-31-08	—	10.62	6.20	0.82	0.70	†	0.70	†	1.63	†	118,366	40

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2)  Annualized for periods less than one year.

(3)  Expense ratios reflect operating expenses of a Fund. Expenses before reductions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage commission recapture arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage commission recapture arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)  Commencement of operations.

•  Calculated using average number of shares outstanding throughout the period.

*  Amount is less than $0.005.

†  Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2009

NOTE 1 — ORGANIZATION

Organization. ING Series Fund, Inc. (the "Company") is a company incorporated under the laws of Maryland on June 17, 1991 and registered under the Investment Company Act of 1940, as amended ("1940 Act") as an open-end management investment company. There are fifteen separate active investment series which comprise the Company. The five series (each, a "Fund"; collectively, the "Funds") that are in this report are: ING Balanced Fund ("Balanced"), ING Growth and Income Fund ("Growth and Income"), ING Corporate Leaders 100 Fund ("Corporate Leaders 100"), ING Small Company Fund ("Small Company"), and ING Tactical Asset Allocation Fund ("Tactical Asset Allocation").

Each Fund, except Tactical Asset Allocation, offers the following classes of shares: Class A, Class B, Class C and Class I. Balanced, Growth and Income and Small Company also offer Class O shares. Corporate Leaders 100 also offers Class W shares. Tactical Asset Allocation only offers Class I shares. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund and earn income and realized gains/losses from a Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Common expenses of the Funds (including custodial asset-based fees, legal and audit fees, printing and mailing expenses, transfer agency out-of-pocket expenses, and fees and expenses of the independent trustees) are allocated to each Fund in proportion to its average net assets. Expenses directly attributable to a particular fund (including advisory, administration, custodial transaction-based, registration, other professional, distribution and/or service fees, certain taxes, and offering costs) are charged directly to that Fund. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase.

ING Investments, LLC ("ING Investments" or "Investment Adviser"), an Arizona limited liability company, serves as the investment adviser to the Funds. ING Investments has engaged ING Investment Management Co. ("ING IM"or "Sub-Adviser"), a Connecticut corporation, to serve as the sub-adviser to each Fund. ING Funds Distributor, LLC ("IFD" or the "Distributor") is the principal underwriter of the Funds. ING Investments, ING IM and IFD are indirect, wholly-owned subsidiaries of ING Groep N.V. ("ING Groep"). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

On October 19, 2008, ING Groep announced that it reached an agreement with the Dutch government to strengthen its capital position. ING Groep issued non-voting core Tier-1 securities for a total consideration of EUR 10 billion to the Dutch State. The transaction boosts ING Bank's core Tier-1 ratio, strengthens the insurance balance sheet and reduces ING Groep's Debt/Equity ratio.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles ("GAAP") for investment companies.

A.  Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Investments in open-end mutual funds are valued at net asset value. Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as defined by the 1940 Act, and as

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

determined in good faith by or under the supervision of the Funds' Board of Directors (the ''Board''), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value ("NAV") may also be valued at their fair values as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Funds related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies' securities.

The value of a foreign security traded on an exchange outside the United States is generally based on the price of a foreign security on the principal foreign exchange where it trades as of the time a Fund determines its NAV or if the foreign exchange closes prior to the time a Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange ("NYSE") is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund's NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities markets. Further, the value of a Fund's assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of a Fund. In calculating a Fund's NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that a Fund's NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Fund determines its NAV. In such a case, a Fund will use the fair value of such securities as determined under a Fund's valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security's fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, each Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund's NAV. Investments in securities maturing in 60 days or less from the date of acquisition are valued at amortized cost, which approximates market value.

Effective for fiscal years beginning after November 15, 2007, Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, "Fair Value Measurements", establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of a Fund is assigned a level at

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2009 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1", inputs other than quoted prices for an asset or liability that are observable are classified as "Level 2" and unobservable inputs, including the sub-adviser's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3". The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing each Fund's investments under these levels of classification is included following the Portfolio of Investments. For the year ended May 31, 2009, there have been no significant changes to the fair valuation methodologies.

Effective for fiscal years and interim periods ending after November 15, 2008, the FASB issued FASB Staff Position ("FSP") No. FAS 133-1 and FASB Interpretation Number ("FIN") 45-4, "Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161." The amendments to FAS 133 require enhanced disclosure regarding credit derivatives sold, including (1) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (2) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (3) the fair value of the credit derivative, and (4) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with the FSP and incorporated for the current period as part of the Notes to Financial Statements and Portfolio of Investments.

On April 9, 2009, the FASB issued FASB Staff Position No. FAS 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly ("FSP 157-4"). FSP 157-4 requires enhanced disclosures about the inputs and valuation technique(s) used to measure fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period. In addition, the three-level hierarchy disclosure and the level three roll-forward disclosure are to be expanded for each major category of equity and debt securities. There was no change to the financial position of the Funds and the results of their operations due to the adoption of FSP 157-4 and all disclosures have been made for the current period as part of the Notes to Financial Statements and Portfolio of Investments.

On March 19, 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("SFAS No. 161"), "Disclosure about Derivative Instruments and Hedging Activities." This new accounting statement requires enhanced disclosures about an entity's derivative and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity invests in derivatives, (b) how derivatives are accounted for under SFAS No. 133, and (c) how derivatives affect an entity's financial position, financial performance, and cash flows. SFAS No. 161 also requires enhanced disclosures regarding credit-risk-related contingent features of derivative instruments. All changes to disclosures have been made in accordance with SFAS 161 and have been incorporated for the current period as part of the Notes to Financial Statements and Portfolio of Investments.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)  Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)  Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2009 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities' current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on a Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.  Risk Exposures and the use of Derivative Instruments. The Funds investment objectives permit the Funds to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Funds will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Funds to pursue their objectives more quickly, and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, a Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Risks of Investing in Derivatives. The Funds' use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2009 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that a Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The Funds derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Funds intend to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk the Funds have entered into master netting arrangements, established within the Funds International Swap and Derivatives Association, Inc. ("ISDA") Master Agreements. These agreements are with select counterparties and they govern transactions, including certain over-the counter derivative and foreign exchange contracts, entered into by the Funds and the counterparty. The ISDA Master Agreements maintains provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable ISDA Master Agreement.

The Funds may also enter into collateral agreements with certain counterparties to further mitigate counterparty risk on swaps, OTC derivatives and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to the funds is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies. As of May 31, 2009, the Funds did not hold or post collateral for their derivative transactions.

E.  Foreign Currency Transactions and Futures Contracts. For the purposes of hedging only (except for Balanced), each Fund may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Funds may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Funds assets are valued.

Upon entering into a futures contract, the Funds are required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Fund's Portfolio of Investments. Securities held in

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2009 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Funds' Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Funds' Statements of Operations. Realized gains (losses) are reported in the Funds' Statements of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended May 31, 2009, the Funds have purchased futures contracts on various equity indexes to increase exposure to equity risk. The Funds also purchased futures contracts on various bonds and notes to increase exposure to interest rate risk. In addition, the Funds sold futures contracts on various bonds and notes to decrease exposure to interest rate risk. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Funds are unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Funds' securities.

F.  Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Corporate Leaders 100 and Small Company pay dividends annually. Balanced and Growth and Income pay dividends semi-annually. Tactical Asset Allocation pays dividends quarterly. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

G.  Federal Income Taxes. It is the policy of the Funds to comply with the requirements of subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of each Fund's tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain for income tax purposes.

H.  Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I.  Securities Lending. Each Fund has the option to temporarily loan up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, the Fund has the right to use collateral to offset losses incurred. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

J.  Swap Agreements. Certain Funds may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the "notional" amount of the asset or non-asset reference to which the contract relates. Subsequent changes in market value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Fund may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Fund's Portfolio of Investments.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2009 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on the Statements of Assets or Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statements of Operations. Upfront payments made and/or received by a Fund when entering into the agreements are recorded as the cost of the swap and are reported on the Statements of Assets and Liabilities and as a component of the unrealized gain or loss on the Statements of Operations until termination. These upfront payments represent the amounts made or received when initially entering into the contract to offset the differences between the swap agreements and the prevailing market conditions at time of the contract. Upon termination, these upfront payments are recorded as a realized gain or loss on the Statements of Operations. A Fund also records periodic payments made and/or received on the swap contract as a realized gain or loss on the Statements of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on the Statements of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Fund will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

A Fund is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, the Fund may execute these contracts to manage its exposure to the market or certain sectors of the market. The Fund may also enter into credit default swaps to speculate on changes in an issuer's credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

The Fund may sell credit default swaps which expose it to the risk of loss from credit risk- related events specified in the contract. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

In assessing the status of payment or performance risk for a seller of protection, unrealized losses imply widening credit spreads when selling protection. A decrease in market value and a

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2009 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

resulting unrealized loss position suggests a deterioration of the referenced entity's credit soundness. As the notional amount represents the total obligation that would be due upon a credit event, market values that approach this loss, offset by any upfront payments received, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Unrealized losses, market values, and upfront payments for all credit default swap agreements in which a Fund is a seller of protection have been disclosed in the Portfolio of Investments.

The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of May 31, 2009 for which a Fund is seller of protection are disclosed in the Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities

K.  Illiquid and Restricted Securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Each Fund may also invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 ("1933 Act") or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

L.  When-Issued and Delayed-Delivery Transactions. The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in each Fund's Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets with the Funds' custodian sufficient to cover the purchase price.

M.  Mortgage Dollar Roll Transactions. In connection with a Fund's ability to purchase or sell securities on a when-issued basis, each Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Funds account for dollar roll transactions as purchases and sales.

N.  Organization Expenses and Offering Costs. Costs incurred with the organization of the Funds are expensed as incurred. Costs incurred with the offering of shares of the Funds are deferred and amortized over a period of twelve months.

O.  Indemnifications. In the normal course of business, the Funds may enter into contracts that provide certain indemnifications. The Funds' maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2009 (CONTINUED)

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended May 31, 2009, the cost of purchases and proceeds from the sales of securities, excluding short-term and U.S. government securities, were as follows:

	Purchases	Sales
Balanced	$199,358,669	$244,888,720
Growth and Income	594,713,467	514,949,707
Corporate Leaders 100	25,272,884	16,237,131
Small Company	211,345,999	171,110,918
Tactical Asset Allocation	22,082,442	29,664,516

U.S. government securities not included above were as follows:

	Purchases	Sales
Balanced	$321,304,286	$313,704,289

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Funds entered into an investment management agreement ("Management Agreement") with ING Investments. The Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

For Balanced — 0.750% on the first $500 million, 0.675% on the next $500 million and 0.650% in excess of $1 billion; for Growth and Income — 0.700% on the first $250 million, 0.650% on the next $250 million, 0.625% on the next $250 million, 0.600% on the next $1.25 billion and 0.550% in excess of $2 billion; for Corporate Leaders 100 — 0.400% on all assets; for Small Company — 0.850% on the first $250 million, 0.800% on the next $250 million, 0.775% on the next $250 million, 0.750% on the next $1.25 billion and 0.725% in excess of $2 billion; and for Tactical Asset Allocation — 0.450% on all assets.

The Investment Adviser entered into a sub-advisory agreement with ING IM for each of the Funds. Subject to such policies as the Board or the Investment Adviser may determine, ING IM manages each Fund's assets in accordance with the Fund's investment objectives, policies, and limitations.

ING Funds Services, LLC ("IFS"), an indirect, wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from Balanced, Growth and Income, and Small Company a fee at an annual rate of 0.08% of average daily net assets. For Corporate Leaders 100 and Tactical Asset Allocation, IFS is entitled to receive a fee at an annual rate of 0.10% of average daily net assets.

The Investment Adviser has entered into a service agreement with ING Life Insurance and Annuity Company ("ILIAC"), an indirect, wholly-owned subsidiary of ING Groep; under which ILIAC will provide various administrative and shareholder services to certain Class A and Class I shareholders of each Fund, except Corporate Leaders 100 and Tactical Asset Allocation, that purchased their shares through ILIAC. In exchange for these services, the Investment Adviser pays ILIAC a fee of up to 0.425% of the average daily net assets associated with those shares. For the year ended May 31, 2009, ILIAC received the following amounts which are included in the Statement of Operations:

	Class A	Class I
Balanced	$32,890	$58,071
Growth and Income	74,157	60,944
Small Company	86,535	74,922

ING Funds are permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment management fees paid by the Funds will be reduced by an amount equal to the management fees paid indirectly to ING Institutional Prime Money Market Fund with respect to assets invested by the Funds. For the year ended May 31, 2009, the Investment Adviser for Balanced, Growth and Income, Corporate Leaders 100, Small Company and Tactical Asset Allocation waived $2,620, $3,663, $49, $1,773 and $755 of such management fees, respectively. These fees are not subject to recoupment.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except as noted below) has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby the Distributor is compensated by the Funds for expenses incurred in the distribution of each Fund's shares ("Distribution Fees"). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each Fund's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees ("Service Fees") paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares, with the exception of Class I and Class W, of the Funds pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following rates:

	Class A	Class B	Class C	Class O
Balanced	0.25%	1.00%	1.00%	0.25%
Growth and Income	0.25%	1.00%	1.00%	0.25%
Corporate Leaders 100	0.25%	1.00%	1.00%	N/A
Small Company	0.25%	1.00%	1.00%	0.25%

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2009 (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

The Distributor also receives the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Funds, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A, Class B, and Class C shares. For the year ended May 31, 2009, the Distributor retained the following amounts in sales charges:

Initial Sales Charges:	Class A Shares	Class C Shares
Balanced	$4,993	N/A
Growth and Income	8,376	N/A
Corporate Leaders 100	3,577	N/A
Small Company	6,585	N/A
Contingent Deferred Sales Charges:	Class A Shares	Class C Shares
Balanced	$226	$443
Growth and Income	84	3,964
Corporate Leaders 100	—	875
Small Company	3,114	1,804

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

The Investment Adviser may direct the Funds' portfolio managers to use their best efforts (subject to obtaining best execution of each transaction) to allocate the Funds' equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amount credited to the Fund is reflected as brokerage commission recapture in the Statements of Operations.

At May 31, 2009, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
Balanced	$59,924	$8,275	$46,241	$114,440
Growth and Income	191,908	22,351	83,381	297,640
Corporate Leaders 100	2,529	633	2,239	5,401
Small Company	69,622	6,564	21,347	97,533
Tactical Asset Allocation	94,928	5,948	—	100,876

The Company has adopted a Deferred Compensation Plan (the "Plan"), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors' fees payable. Deferred fees are invested in various funds advised by ING Investments until distribution in accordance with the Plan.

At May 31, 2009, the following ING Fund or indirect, wholly-owned subsidiaries of ING Groep owned the following Funds:

ING Global Target Payment Fund — Tactical Asset Allocation (5.10%)

ING National Trust — Balanced (5.10%); Growth and Income (5.90%); and Small Company (24.60%)

ING Strategic Allocation Growth Fund — Tactical Asset Allocation (8.60%)

ING Strategic Allocation Moderate Fund — Tactical Asset Allocation (8.90%)

ING Strategic Allocation Conservative Portfolio — Tactical Asset Allocation (11.90%)

ING Strategic Allocation Growth Portfolio — Tactical Asset Allocation (30.70%)

ING Strategic Allocation Moderate Portfolio — Tactical Asset Allocation (31.30%)

ReliaStar Life Insurance Company — Corporate Leaders 100 (49.50%)

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Investment activities of these shareholders could have a material impact on the Funds.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At May 31, 2009, the following Funds had the following expense included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:

	Accrued Expenses	Amount
Corporate Leaders 100	Offering	$6,273
	Postage	7,885
Tactical Asset Allocation	Audit	14,307

NOTE 8 — EXPENSE LIMITATION AGREEMENTS

ING Investments entered into a written expense limitation agreement ("Expense Limitation Agreement") with each Fund whereby the Investment Adviser has agreed to limit expenses, excluding interest expense, taxes, brokerage commissions,

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2009 (CONTINUED)

NOTE 8 — EXPENSE LIMITATION AGREEMENTS (continued)

extraordinary expenses and acquired fund fees and expenses to the levels listed below:

	Class A	Class B	Class C	Class I	Class O	Class W
Balanced	1.23%	1.98%	1.98%	0.98%	1.23%	N/A
Growth and Income	1.08%	1.83%	1.83%	0.83%	1.08%	N/A
Corporate Leaders 100	0.90%	1.65%	1.65%	0.65%	N/A	0.65%
Small Company	1.50%	2.25%	2.25%	1.25%	1.50%	N/A
Tactical Asset Allocation	N/A	N/A	N/A	0.70%	N/A	N/A

The Investment Adviser may at a later date recoup from a Fund for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund's expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities for each Fund.

As of May 31, 2009, the amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	May 31,
	2010	2011	2012	Total
Balanced	$160,508	$559,889	$376,200	$1,096,597
Growth and Income	—	557,557	493,261	1,050,818
Corporate Leaders 100	—	—	122,611	122,611
Tactical Asset Allocation	—	16,798	15,922	32,720

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 9 — LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Investment Adviser, were a party to an unsecured committed revolving line of credit agreement (the "Citibank Credit Agreement") with Citibank, N.A. for an aggregate amount of $100,000,000. The proceeds of the Citibank Credit Agreement were able to be used to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Citibank Credit Agreement. The Funds to which the Citibank Credit Agreement was available paid a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount.

On November 11, 2008, the Board approved an extension of the Citibank Credit Agreement for an aggregate amount of $100,000,000. The Citibank Credit Agreement was extended for an additional thirty-day period, terminating on December 18, 2008. The Funds to which the extended Citibank line of credit was available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount. Each of the Funds paid its pro rata share of the commitment fee.

On December 11, 2008, the Board approved an unsecured committed revolving line of credit agreement (the "BNYM Credit Agreement") with The Bank of New York Mellon for an aggregate amount of $100,000,000, effective December 18, 2008 for a 364-day period, terminating on December 16, 2009. The proceeds may be used to: (1) temporarily finance the purchase or sale of securities; and (2) finance the redemption of shares of an investor of a Fund to which a loan is made. The Funds to which the line of credit is available pay a commitment fee equal to 0.125% per annum on the daily unused portion of the committed line amount.

Generally, borrowings under the BNYM Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. The following Funds utilized either the Citibank or BNYM line of credit during the year ended May 31, 2009:

Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Averate Interest Rate For Days Utilized
Balanced	8	$1,116,250	0.77%
Small Company	15	3,262,667	1.29%

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2009 (CONTINUED)

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding
Year or period ended	#	#	#	#	#
Balanced
Class A
05-31-09	894,019	—	200,414	(2,508,305)	(1,413,872)
05-31-08	1,102,543	—	337,582	(3,094,478)	(1,654,353)
Class B
05-31-09	116,495	—	50,810	(1,625,652)	(1,458,347)
05-31-08	184,942	—	128,032	(1,957,883)	(1,644,909)
Class C
05-31-09	130,016	—	50,705	(887,807)	(707,086)
05-31-08	187,971	—	85,795	(942,318)	(668,552)
Class I
05-31-09	100,412	—	68,512	(407,035)	(238,111)
05-31-08	88,105	—	100,086	(714,258)	(526,067)
Class O
05-31-09	293,295	—	40,081	(748,879)	(415,503)
05-31-08	976,997	—	134,782	(878,616)	233,163
Growth and Income
Class A
05-31-09	1,110,488	10,434,770	276,062	(5,039,053)	6,782,267
05-31-08	825,336	23,277,305	98,486	(3,036,446)	21,164,681
Class B
05-31-09	96,989	1,043,448	3,298	(868,723)	275,012
05-31-08	149,467	1,312,630	1,972	(661,836)	802,233
Class C
05-31-09	175,785	809,796	2,365	(321,705)	666,241
05-31-08	77,992	418,514	874	(112,377)	385,003
Class I
05-31-09	693,543	209	28,077	(474,430)	247,399
05-31-08	243,767	265,711	16,236	(573,671)	(47,957)
Class O
02-06-09(1) - 05-31-09	101,984	1,190,429	—	(94,483)	1,197,930
Corporate Leaders 100
Class A
06-30-08(1) - 05-31-09	687,836	—	1,034	(31,849)	657,021
Class B
06-30-08(1) - 05-31-09	32,774	—	75	(16,044)	16,805
Class C
06-30-08(1) - 05-31-09	220,782	—	1,501	(44,183)	178,100
Class I
06-30-08(1) - 05-31-09	6,463	—	—	(300)	6,163
Class W
06-30-08(1) - 05-31-09	159,616	—	323	(7,943)	151,996
Small Company
Class A
05-31-09	8,396,893	—	196,926	(5,761,839)	2,831,980
05-31-08	1,539,339	—	1,033,563	(1,785,725)	787,177
Class B
05-31-09	65,532	—	12,471	(153,332)	(75,329)
05-31-08	46,285	—	92,737	(190,875)	(51,853)
Class C
05-31-09	413,505	—	14,557	(228,985)	199,077
05-31-08	142,632	—	55,152	(123,889)	73,895
Class I
05-31-09	366,248	—	61,337	(315,445)	112,140
05-31-08	149,390	—	383,086	(387,937)	144,539
Class O
06-04-08(1) - 05-31-09	72,422	—	—	(8,573)	63,849

	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	($)	($)	($)	($)	($)
Balanced
Class A
05-31-09	8,506,012	—	1,836,243	(23,832,640)	(13,490,385)
05-31-08	13,772,161	—	4,208,489	(38,613,226)	(20,632,576)
Class B
05-31-09	1,070,802	—	455,907	(15,307,402)	(13,780,693)
05-31-08	2,277,142	—	1,575,943	(24,072,597)	(20,219,512)
Class C
05-31-09	1,145,392	—	452,466	(8,137,156)	(6,539,298)
05-31-08	2,291,173	—	1,057,399	(11,650,128)	(8,301,556)
Class I
05-31-09	938,319	—	626,334	(3,591,510)	(2,026,857)
05-31-08	1,090,540	—	1,246,806	(9,032,284)	(6,694,938)
Class O
05-31-09	2,774,846	—	412,706	(7,022,722)	(3,835,170)
05-31-08	12,070,487	—	1,669,333	(10,857,468)	2,882,352
Growth and Income
Class A
05-31-09	10,077,557	83,499,506	2,721,105	(43,657,170)	52,640,998
05-31-08	10,609,755	303,960,400	1,301,299	(38,262,613)	277,608,841
Class B
05-31-09	829,212	8,228,391	32,738	(7,623,772)	1,466,569
05-31-08	1,909,551	16,861,360	25,570	(8,250,798)	10,545,683
Class C
05-31-09	1,421,260	6,352,968	22,017	(2,604,645)	5,191,600
05-31-08	990,511	5,359,953	11,268	(1,381,846)	4,979,886
Class I
05-31-09	5,383,152	1,680	275,439	(4,222,169)	1,438,102
05-31-08	3,037,534	3,479,039	216,394	(7,240,525)	(507,558)
Class O
02-06-09(1) - 05-31-09	800,888	9,523,516	—	(729,718)	9,594,686
Corporate Leaders 100
Class A
06-30-08(1) - 05-31-09	6,567,406	—	7,342	(243,136)	6,331,612
Class B
06-30-08(1) - 05-31-09	280,668	—	529	(130,887)	150,310
Class C
06-30-08(1) - 05-31-09	1,754,815	—	10,611	(399,471)	1,365,955
Class I
06-30-08(1) - 05-31-09	44,024	—	—	(2,232)	41,792
Class W
06-30-08(1) - 05-31-09	1,201,946	—	2,296	(48,580)	1,155,662
Small Company
Class A
05-31-09	90,256,223	—	1,648,272	(50,650,684)	41,253,811
05-31-08	21,296,914	—	13,498,316	(26,245,723)	8,549,507
Class B
05-31-09	646,656	—	99,891	(1,419,312)	(672,765)
05-31-08	643,029	—	1,168,576	(2,679,516)	(867,911)
Class C
05-31-09	4,096,960	—	115,583	(2,134,698)	2,077,845
05-31-08	1,829,452	—	689,403	(1,605,548)	913,307
Class I
05-31-09	4,011,184	—	554,488	(3,439,913)	1,125,759
05-31-08	2,324,677	—	5,374,696	(5,711,117)	1,988,256
Class O
06-04-08(1) - 05-31-09	652,311	—	—	(75,675)	576,636

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2009 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding
Year or period ended	#	#	#	#	#
Tactical Asset Allocation
Class I
05-31-09	3,319,216	—	111,411	(3,658,748)	(228,121)
03-28-08(1) - 05-31-08	11,439,567	—	—	(291,719)	11,147,848

	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	($)	($)	($)	($)	($)
Tactical Asset Allocation
Class I
05-31-09	24,120,594	—	862,531	(26,754,600)	(1,771,475)
03-28-08(1) - 05-31-08	119,745,232	—	—	(3,061,116)	116,684,116

(1) Commencement of operations.

NOTE 11 — ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Board, the following securities have been deemed to be illiquid. The Funds currently limit investments in illiquid securities to 15% of a Fund's net assets, at market value, at time of purchase. Fair value for certain securities was determined by ING Funds Valuation Committee appointed by the Funds' Board.

	Security	Principal Amount/ Shares	Initial Acquisition Date	Cost	Value	Percent of Net Assets
Balanced	Dayton Superior Corp.	400	12/04/05	$7,446	$4	0.0%
	Greater Ohio Ethanol, LLC, 6.301%, due 12/31/13	200,000	11/21/06	199,255	—	0.0%
	Greater Ohio Ethanol, LLC, 12.630%, due 01/00/00	200,000	11/21/06	197,950	—	0.0%
	Hudson Mezzanine Funding, 1.118%, due 06/12/42	250,000	12/21/06	249,813	125	0.0%
	North Atlantic Trading Co.	1,209	03/26/04	12	1	0.0%
	PEA Lima, LLC, 0.000%, due 03/20/14	30,885	03/20/09	1,235	3	0.0%
				$655,711	$133	0.0%

NOTE 12 — SECURITIES LENDING

Under an agreement with The Bank of New York Mellon ("BNY"), the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the "Agreement"). The Funds bear the risk of loss with respect to the investment of collateral. Currently, the cash collateral is invested in the Bank of New York Mellon Corp. Institutional Cash Reserves Fund ("BICR Fund"). BNY serves as investment manager, custodian and operational trustee of the BICR Fund. As of May 31, 2009, the BICR Fund held certain defaulted securities that had market values significantly below amortized cost. The Funds agreed to the terms of capital support extended by The Bank of New York Mellon Corporation ("BNYC"), an affiliated company of BNY, for the certain defaulted securities held by the BICR Fund. BNYC will support the value of these securities up to a certain amount and subject, in part, to the Funds' continued lending of securities. The recorded value of each Fund's investment in the BICR Fund includes the value of the underlying securities held by the BICR Fund and the estimated value of the support to be provided by BNYC. The investment in the BICR Fund is included in the Portfolio of Investments under Securities Lending Collateral and the unrealized loss on such investment is included in Net Unrealized Depreciation on the Statements of Assets and Liabilities.

Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower's failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At May 31, 2009, the following Funds had securities on loan with the following market values:

	Value of Securities Loaned	Cash Collateral Received*
Balanced	$3,246,064	$3,284,562
Growth and Income	5,116,787	5,066,409

* Cash collateral received was invested in the BICR Fund, the fair value of which is presented in the respective Funds' Portfolios of Investments.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2009 (CONTINUED)

NOTE 13 — REORGANIZATIONS

On February 7, 2009, Growth and Income ("Acquiring Fund") acquired the assets and certain liabilities of ING Fundamental Research Fund and ING Financial Services Fund, also listed below ("Acquired Funds") in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to the plan of reorganization approved by the Acquired Funds' shareholders. The number and value of shares issued by the Acquiring Fund is presented in Note 10 - Capital Shares. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquiring Fund	Acquired Funds	Total Net Assets of Acquired Fund (000s)	Total Net Assets of Acquiring Fund (000s)	Acquired Capital Loss Carryforwards (000s)	Acquired Fund Unrealized Appreciation/ Depreciation (000s)	Conversion Ratio
Growth and Income	ING Fundamental Research Fund	$13,451	$217,451	$(35,272)	$(1,809)	0.82
	ING Financial Services Fund	94,155	217,451	(38,756)	(635)	0.98

The net assets of Growth and Income after the acquisition were $325,056,984.

On November 10, 2007, Growth and Income, as listed below ("Acquiring Fund"), acquired the assets and certain liabilities of ING MagnaCap Fund, also listed below ("Acquired Fund"), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in Note 10 — Capital Share Transactions. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquiring Fund	Acquired Fund	Total Net Assets of Acquired Fund (000's)	Total Net Assets of Acquiring Fund (000's)	Acquired Capital Loss Carryforwards (000's)	Acquired Fund Unrealized Appreciation (000's)	Conversion Ratio
Growth and Income	ING MagnaCap Fund	$329,661	$92,883	$(16,141)	$29,405	0.95

The net assets of Growth and Income after the acquisition were $422,543,617.

NOTE 14 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of May 31, 2009:

	Paid-in Capital	Undistributed Net Investment Income (Distributions in excess of net investment income)	Accumulated Net Realized Gains/ (Losses)
Balanced	$—	$2,173,481	$(2,173,481)
Growth and Income*	(106,996,804)	16,310	106,980,494
Corporate Leaders 100	(5,155)	5,155	—
Small Company	(37,698)	(36,099)	73,797
Tactical Asset Allocation	(6,261)	(2,211,296)	2,217,557

* Permanent tax difference is due to expiration of capital loss carryforwards.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended May 31, 2009		Year Ended May 31, 2008
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Balanced	$5,301,535	$—	$5,877,505	$6,089,266
Growth and Income	3,415,215	—	1,701,428	—
Corporate Leaders 100	58,811	—	—	—
Small Company	—	3,744,519	3,813,082	18,313,776
Tactical Asset Allocation	868,799	—	—	—

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2009 (CONTINUED)

NOTE 14 — FEDERAL INCOME TAXES (continued)

realized capital gains for federal income tax purposes as of May 31, 2009 were:

	Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Post-October Currency Losses Deferred	Post-October Capital Losses Deferred	Capital Loss Carryforwards	Expiration Dates
Balanced	$1,662,583	$(7,400,239)	$—	$(38,673,444)	$(14,083,805)	2010
					(7,318,655)	2012
					(11,067,389)	2017
					$(32,469,849)*
Growth and Income	1,325,288	19,272,877	(8,467)	$(965,090)	$(10,660,900)	2010
				—	(4,170,663)	2011
				—	(400,176)	2013
				(42,138,339)	—	2016
				(5,969,887)	(54,771,048)	2017
				(51,914,647)	—	2018
				$(100,987,963)*	$(70,002,787)*
Corporate Leaders 100	42,183	762,831	—	(886,572)	(1,290,456)	2017
Small Company	—	(19,788,109)	—	(21,487,427)	(3,711,798)	2017
Tactical Asset Allocation	467,030	(28,398,311)	(1,985,844)	(5,415,557)	$(428,964)	2016
					(7,127,735)	2017
					$(7,556,699)*

* Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code. Amounts and years of expiration may be adjusted to reflect future gain/loss activity to comply with the limitation rules.

The Funds' major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2004.

As of May 31, 2009, no provisions for income tax would be required in the Funds' financial statements as a result of tax positions taken on federal income tax returns for open tax years. The Funds' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 15 — CONCENTRATION OF INVESTMENT RISK

Foreign Securities (All Funds except Corporate Leaders 100). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies.

High-Yield, Lower-Grade Debt Securities Risk (Balanced). High-yield debt securities generally present greater credit risk that an issuer cannot make timely payment of interest or principal payments than an issuer of a higher quality debt security, and typically have greater potential price volatility and principal and income risk. Changes in interest rates, the market's perception of the issuers and the credit worthiness of the issuers may significantly affect the value of these bonds. High-yield bonds are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The secondary market in which high-yield securities are traded may be less liquid than the market for higher grade bonds. It may be more difficult to value less liquid high-yield securities, and determination of their value may involve elements of judgment.

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2009 (CONTINUED)

NOTE 15 — CONCENTRATION OF INVESTMENT RISK (continued)

Derivatives (All Funds). Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk which could be significant for those that have a leveraging effect. Derivatives are also subject to credit risks related to the counterparty's ability to perform and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Fund to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. A risk of using derivatives is that a Fund's adviser or sub-adviser might imperfectly judge the market's direction.

During the period, Lehman Brothers Holdings, Inc. (LBHI) and certain of its affiliates sought protection under the insolvency laws of their jurisdictions of organization, including the United States, the United Kingdom and Japan. For the year ended May 31, 2009, Balanced had outstanding securities trades with counterparties affiliated with LBHI. As a result of these events, LBHI's affiliates were unable to fulfill their commitments and, in certain cases, Balanced may have terminated its trades and related agreements with the relevant entities and, where appropriate, is in the process of initiating claims for damages. Management has determined that the financial impact to the Fund relating to these events is immaterial.

NOTE 16 — SUBSEQUENT EVENTS

Dividends: Subsequent to May 31, 2009, the following Funds declared dividends and distributions of:

	Type	Per Share Amount	Payable Date	Record Date
Balanced
Class A	NII	$0.1667	July 2, 2009	June 30, 2009
Class B	NII	0.1316	July 2, 2009	June 30, 2009
Class C	NII	0.1358	July 2, 2009	June 30, 2009
Class I	NII	0.1770	July 2, 2009	June 30, 2009
Class O	NII	0.1669	July 2, 2009	June 30, 2009
Growth and Income
Class A	NII	$0.0405	July 2, 2009	June 30, 2009
Class B	NII	0.0124	July 2, 2009	June 30, 2009
Class C	NII	0.0152	July 2, 2009	June 30, 2009
Class I	NII	0.0499	July 2, 2009	June 30, 2009
Class O	NII	0.0426	July 2, 2009	June 30, 2009
Class W	NII	0.0499	July 2, 2009	June 30, 2009
Tactical Asset Allocation
Class I	NII	$0.0429	July 2, 2009	June 30, 2009

NII — Net investment income

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF MAY 31, 2009

Shares			Value
COMMON STOCK: 57.8%
		Advertising: 0.3%
2,897		Harte-Hanks, Inc.	$24,422
29,350	@	Interpublic Group of Cos., Inc.	153,794
837	@	inVentiv Health, Inc.	10,546
7,412		Omnicom Group	226,066
			414,828
		Aerospace/Defense: 2.5%
940	@	AAR Corp.	13,818
257	@,L	Aerovironment, Inc.	7,175
769	@	Alliant Techsystems, Inc.	66,357
348	@	BE Aerospace, Inc.	5,178
800		Cubic Corp.	30,520
440		Curtiss-Wright Corp.	12,883
900	@	Esterline Technologies Corp.	24,606
4,537		General Dynamics Corp.	258,155
3,828		Goodrich Corp.	185,811
4,500		L-3 Communications Holdings, Inc.	330,795
7,060		Lockheed Martin Corp.	590,428
367	@	Moog, Inc.	8,771
246		National Presto Industries, Inc.	20,044
10,400		Northrop Grumman Corp.	495,248
2,059	@	Orbital Sciences Corp.	30,308
8,850		Raytheon Co.	395,153
740	@	Teledyne Technologies, Inc.	24,324
663		Triumph Group, Inc.	26,129
9,875		United Technologies Corp.	519,524
			3,045,227
		Agriculture: 1.3%
2,310	@	Alliance One International, Inc.	10,996
25,137		Altria Group, Inc.	429,591
286		Andersons, Inc.	7,179
8,164		Archer-Daniels-Midland Co.	224,673
1,600		Lorillard, Inc.	109,328
1,209	I,X	North Atlantic Trading Co.	1
12,327		Philip Morris International, Inc.	525,623
6,119		Reynolds American, Inc.	244,576
			1,551,967
		Airlines: 0.0%
1,200	@	Airtran Holdings, Inc.	6,084
85	@	Alaska Air Group, Inc.	1,323
696	@	JetBlue Airways Corp.	3,153
2,707		Skywest, Inc.	27,747
			38,307
		Apparel: 0.2%
2,008	@	Carter's, Inc.	47,489
1,440	@,L	CROCS, Inc.	4,190
330	@	Deckers Outdoor Corp.	19,127
1,000	@	Hanesbrands, Inc.	16,900
1,642	@	Iconix Brand Group, Inc.	26,584
257	@	Maidenform Brands, Inc.	3,320
900		Oxford Industries, Inc.	8,343
892		Polo Ralph Lauren Corp.	48,007
116	@	Skechers USA, Inc.	1,102
1,977	@	Timberland Co.	28,429
535	@	True Religion Apparel, Inc.	12,337
236	@,L	Under Armour, Inc.	5,791
352	@	Volcom, Inc.	4,812

Shares			Value
950	@	Warnaco Group, Inc.	$30,020
790		Wolverine World Wide, Inc.	15,650
			272,101
		Auto Manufacturers: 0.1%
11,300	@	Ford Motor Co.	64,975
900		Oshkosh Truck Corp.	10,683
3,700		Wabash National Corp.	4,625
			80,283
		Auto Parts & Equipment: 0.1%
1,250		BorgWarner, Inc.	40,313
970		Spartan Motors, Inc.	9,157
1,613		Superior Industries International	19,485
			68,955
		Banks: 4.7%
1,800		Associated Banc-Corp.	26,046
2,090		Bancorpsouth, Inc.	46,482
3,360		Bank Mutual Corp.	30,475
43,421		Bank of America Corp.	489,355
1,690		Bank of Hawaii Corp.	63,257
6,738		Bank of New York Mellon Corp.	187,182
270		Bank of the Ozarks, Inc.	6,828
6,450		BB&T Corp.	144,609
2,830	L	Cascade Bancorp.	5,462
1,010		Central Pacific Financial Corp.	6,040
40,000	L	Citigroup, Inc.	148,800
73		Columbia Banking System, Inc.	794
1,455		Commerce Bancshares, Inc.	45,789
1,683		Community Bank System, Inc.	26,087
1,500		Cullen/Frost Bankers, Inc.	73,425
2,376	@@,L	First Bancorp. Puerto Rico	11,619
1,021		First Financial Bancorp.	8,709
900		First Financial Bankshares, Inc.	43,947
2,334		First Midwest Bancorp., Inc.	20,306
2,942		FirstMerit Corp.	51,213
490	L	Frontier Financial Corp.	730
1,400		Fulton Financial Corp.	8,134
2,030		Glacier Bancorp., Inc.	33,637
4,632		Goldman Sachs Group, Inc.	669,648
463		Hancock Holding Co.	16,173
200		Home Bancshares, Inc.	3,990
1,000		Independent Bank Corp.	20,320
1,700	L	International Bancshares Corp.	19,074
26,607		JPMorgan Chase & Co.	981,798
2,500		M&T Bank Corp.	125,750
5,574		Morgan Stanley	169,004
4,600		National Penn Bancshares, Inc.	27,876
700		NBT Bancorp., Inc.	15,358
4,737		Northern Trust Corp.	273,088
2,328		Old National Bancorp.	27,913
390	@	Pinnacle Financial Partners, Inc.	5,655
6,875		PNC Financial Services Group, Inc.	313,156
1,420		Prosperity Bancshares, Inc.	39,845
1,651	L	S&T Bancorp, Inc.	24,666

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF MAY 31, 2009 (CONTINUED)

Shares			Value
		Banks (continued)
468	@	Signature Bank	$12,659
3,636		State Street Corp.	168,892
880		Sterling Bancorp.	8,078
4,600		Sterling Bancshares, Inc.	29,164
4,179		Susquehanna Bancshares, Inc.	29,838
491		Tompkins Financial Corp.	23,740
2,450		Trustco Bank Corp.	13,818
2,100		Trustmark Corp.	41,139
170	L	UCBH Holdings, Inc.	264
1,040		UMB Financial Corp.	41,735
1,200		Umpqua Holdings Corp.	10,200
410		United Bankshares, Inc.	8,647
24	L	United Community Banks, Inc.	186
9,018		US Bancorp.	173,146
36,162		Wells Fargo & Co.	922,131
850	L	Westamerica Bancorp.	44,081
663		Whitney Holding Corp.	8,221
392		Wilmington Trust Corp.	5,649
1,050		Wilshire Bancorp., Inc.	5,061
267		Wintrust Financial Corp.	4,806
			5,763,695
		Beverages: 0.5%
4,367		Coca-Cola Co.	214,682
8,285		Coca-Cola Enterprises, Inc.	138,028
450	@	Green Mountain Coffee Roasters, Inc.	37,562
1,000	@	Hansen Natural Corp.	36,680
200	@	Peet's Coffee & Tea, Inc.	5,218
950		Pepsi Bottling Group, Inc.	31,217
826		PepsiAmericas, Inc.	21,724
3,242		PepsiCo, Inc.	168,746
			653,857
		Biotechnology: 0.6%
5,853	@	Amgen, Inc.	292,299
900	@	Arqule, Inc.	4,473
3,714	@	Biogen Idec, Inc.	192,348
300	@	Bio-Rad Laboratories, Inc.	22,332
200	@	Charles River Laboratories International, Inc.	6,286
1,530	@	Cubist Pharmaceuticals, Inc.	26,102
540	@	Enzo Biochem, Inc.	2,279
1,177	@	Gilead Sciences, Inc.	50,729
1,340	@	Martek Biosciences Corp.	28,395
446	@	OSI Pharmaceuticals, Inc.	15,075
1,253	@	Regeneron Pharmaceuticals, Inc.	19,183
83	@	United Therapeutics Corp.	6,652
2,200	@	Vertex Pharmaceuticals, Inc.	65,582
			731,735
		Building Materials: 0.1%
1,590		Apogee Enterprises, Inc.	19,589
1,000		Eagle Materials, Inc.	24,600
1,826		Gibraltar Industries, Inc.	14,097
152		Lennox International, Inc.	4,714
4,055	@	Louisiana-Pacific Corp.	17,599
300		Martin Marietta Materials, Inc.	24,441
1,270	@,L	NCI Building Systems, Inc.	5,715
100		Simpson Manufacturing Co., Inc.	2,084

Shares			Value
350	L	Texas Industries, Inc.	$11,911
700		Universal Forest Products, Inc.	21,322
			146,072
		Chemicals: 0.9%
1,666		Airgas, Inc.	70,405
200		Albemarle Corp.	5,644
287		American Vanguard Corp.	2,930
586		Arch Chemicals, Inc.	16,467
1,142		Ashland, Inc.	30,606
650		Balchem Corp.	15,678
526		Cabot Corp.	8,400
801		CF Industries Holdings, Inc.	62,190
11,100		Dow Chemical Co.	196,248
325		FMC Corp.	17,664
859		HB Fuller Co.	14,620
308		Lubrizol Corp.	13,758
972		Minerals Technologies, Inc.	38,025
1,503		Monsanto Co.	123,471
370		NewMarket Corp.	26,851
1,200		Olin Corp.	16,032
1,050	@	OM Group, Inc.	27,825
933	@	PolyOne Corp.	2,808
5,100		PPG Industries, Inc.	226,797
359		Quaker Chemical Corp.	4,951
1,950		Schulman A, Inc.	29,114
1,300		Sherwin-Williams Co.	68,640
418		Stepan Co.	17,560
1,753		Terra Industries, Inc.	48,716
3,118		Valspar Corp.	71,246
427		Zep, Inc.	5,197
			1,161,843
		Coal: 0.1%
2,159		Arch Coal, Inc.	40,006
1,030	@,L	Patriot Coal Corp.	9,332
3,700		Peabody Energy Corp.	125,726
			175,064
		Commercial Services: 1.7%
1,300		Aaron Rents, Inc.	42,341
800		ABM Industries, Inc.	12,944
1,080		Administaff, Inc.	23,220
1,550	@,L	Alliance Data Systems Corp.	62,775
420	@	American Public Education, Inc.	13,721
880	@	AMN Healthcare Services, Inc.	6,336
2,266	@	Apollo Group, Inc. - Class A	133,921
347		Arbitron, Inc.	6,909
4,000		Automatic Data Processing, Inc.	152,040
147	@,L	Bankrate, Inc.	4,426
800	@	Brink's Home Security Holdings, Inc.	23,040
490	@	Capella Education Co.	25,573
1,750	@	Career Education Corp.	35,140
710		Chemed Corp.	27,172
647	@	Coinstar, Inc.	19,164
256	@	Consolidated Graphics, Inc.	4,155
2,400	@	Corinthian Colleges, Inc.	36,912
440		Corporate Executive Board Co.	7,652
751	@	Corrections Corp. of America	11,528
200	@	Corvel Corp.	4,288

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF MAY 31, 2009 (CONTINUED)

Shares			Value
		Commercial Services (continued)
470		Deluxe Corp.	$6,646
950		DeVry, Inc.	41,392
1,050	@	Forrester Research, Inc.	24,329
1,115	@	FTI Consulting, Inc.	55,995
2,450	@	Gartner, Inc.	37,608
1,190	@	Geo Group, Inc.	19,445
900		Gevity HR, Inc.	3,591
1,450		Global Payments, Inc.	52,142
400		Healthcare Services Group	6,992
2,000		Heartland Payment Systems, Inc.	15,300
1,300	@	Hewitt Associates, Inc.	37,700
855		Hillenbrand, Inc.	14,672
338	@	HMS Holdings Corp.	11,881
550	@	ITT Educational Services, Inc.	50,485
1,250		Kelly Services, Inc.	13,325
1,600	@	Kendle International, Inc.	16,640
57		Landauer, Inc.	3,285
1,350		Lender Processing Services, Inc.	39,218
1,428	@	Live Nation, Inc.	8,168
1,600		Manpower, Inc.	68,016
1,900		Moody's Corp.	52,041
3,600	@	MPS Group, Inc.	27,324
976	@	Navigant Consulting, Inc.	11,624
3,230	@	On Assignment, Inc.	11,531
410	@	Parexel International Corp.	4,223
2,578		Pharmaceutical Product Development, Inc.	51,637
430	@	Pre-Paid Legal Services, Inc.	18,215
2,272	@	Quanta Services, Inc.	51,824
2,450	@	Rent-A-Center, Inc.	47,849
12,680		RR Donnelley & Sons Co.	170,926
4,600	@	SAIC, Inc.	80,362
646	@	Spherion Corp.	2,222
200	L	Strayer Education, Inc.	36,854
900	@	Ticketmaster	7,002
1,210	@	TrueBlue, Inc.	10,321
536	@	Universal Technical Institute, Inc.	7,456
1,658	W	Viad Corp.	24,356
79	@	Volt Information Sciences, Inc.	526
1,000		Watson Wyatt Worldwide, Inc.	37,940
12,313		Western Union Co.	217,078
1,150	@	Wright Express Corp.	28,601
			2,079,999
		Computers: 3.6%
7,188	@	Apple, Inc.	976,202
1,195	@	CACI International, Inc.	45,852
4,980	@	Ciber, Inc.	15,986
3,444	@	Computer Sciences Corp.	146,232
9,635	@	Dell, Inc.	111,573
1,200		Diebold, Inc.	29,664
1,543	@	DST Systems, Inc.	59,097
20,200	@	EMC Corp.	237,350
26,251		Hewlett-Packard Co.	901,722
2,050	@,L	Hutchinson Technology, Inc.	4,326
2,250		Imation Corp.	21,735
1,191	@	Insight Enterprises, Inc.	8,992

Shares			Value
12,585		International Business Machines Corp.	$1,337,534
900		Jack Henry & Associates, Inc.	16,533
1,500	@	Manhattan Associates, Inc.	26,385
700	@	Mercury Computer Systems, Inc.	5,278
2,708	@	Micros Systems, Inc.	70,733
340		MTS Systems Corp.	7,541
5,591	@	NCR Corp.	60,047
1,350	@,L	Palm, Inc.	16,470
1,880	@	Radisys Corp.	16,281
900	@	SRA International, Inc.	15,966
350	@	SYKES Enterprises, Inc.	5,705
740	@,L	Synaptics, Inc.	25,989
1,354	@	Synopsys, Inc.	26,376
3,082	@	Teradata Corp.	66,571
4,550	@	Western Digital Corp.	113,068
			4,369,208
		Cosmetics/Personal Care: 0.7%
186		Alberto-Culver Co.	4,323
230	@	Chattem, Inc.	13,738
15,332		Procter & Gamble Co.	796,344
			814,405
		Distribution/Wholesale: 0.3%
2,300	@	Brightpoint, Inc.	13,616
940	@	Fossil, Inc.	21,037
4,879	@	Ingram Micro, Inc.	80,601
2,250	@	LKQ Corp.	34,403
900	L	Pool Corp.	15,687
1,035	@	Scansource, Inc.	25,606
1,425	@	School Specialty, Inc.	27,104
2,146	@	Tech Data Corp.	68,715
600		Watsco, Inc.	29,538
			316,307
		Diversified Financial Services: 1.1%
240	@	Affiliated Managers Group, Inc.	13,466
9,300		American Express Co.	231,105
2,600	@,L	AmeriCredit Corp.	33,046
17,121		Charles Schwab Corp.	301,330
787		CME Group, Inc.	253,131
508		Eaton Vance Corp.	13,767
280		Financial Federal Corp.	6,941
250		Greenhill & Co., Inc.	18,375
900	@	IntercontinentalExchange, Inc.	97,011
954	@	Investment Technology Group, Inc.	19,843
2,435	@	Jefferies Group, Inc.	52,669
418	@	LaBranche & Co., Inc.	1,802
6,700	@	Nasdaq Stock Market, Inc.	141,437
2,203		National Financial Partners Corp.	13,328
1,226		OptionsXpress Holdings, Inc.	20,952
250	@,L	Portfolio Recovery Associates, Inc.	8,993
493	L	Raymond James Financial, Inc.	7,839
470	@	Stifel Financial Corp.	20,464
690		SWS Group, Inc.	8,839
638	@	TradeStation Group, Inc.	5,232
1,174	@,L	World Acceptance, Corp.	23,515
			1,293,085

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF MAY 31, 2009 (CONTINUED)

Shares			Value
		Electric: 1.8%
3,460	@	AES Corp.	$34,565
600		Alliant Energy Corp.	14,238
300		Avista Corp.	4,752
450		Central Vermont Public Service Corp.	7,272
906		CH Energy Group, Inc.	37,572
124		Cleco Corp.	2,537
14,716		CMS Energy Corp.	166,879
2,600		Dominion Resources, Inc.	82,654
3,150		DPL, Inc.	68,544
743		DTE Energy Co.	22,476
331		Entergy Corp.	24,699
10,900		Exelon Corp.	523,309
2,100		FirstEnergy Corp.	79,359
4,024		FPL Group, Inc.	227,477
950		Idacorp, Inc.	22,107
1,250		MDU Resources Group, Inc.	23,075
2,550		NSTAR	76,679
455		NV Energy, Inc.	4,550
1,450		OGE Energy Corp.	37,439
5,600		PPL Corp.	181,832
11,000		Public Service Enterprise Group, Inc.	350,570
16		UIL Holdings Corp.	332
690		Unisource Energy Corp.	17,554
8,200		Xcel Energy, Inc.	140,630
			2,151,101
		Electrical Components & Equipment: 0.1%
1,100	W	Ametek, Inc.	34,595
847		Belden CDT, Inc.	15,517
1,000	@	Energizer Holdings, Inc.	52,260
1,565		Hubbell, Inc.	51,974
			154,346
		Electronics: 0.8%
200		American Science & Engineering, Inc.	12,506
3,400		Amphenol Corp.	113,526
2,650	@	Arrow Electronics, Inc.	64,104
2,661	@	Avnet, Inc.	61,230
110	@	Axsys Technologies, Inc.	5,399
3,130	@	Benchmark Electronics, Inc.	38,186
1,840		Brady Corp.	45,595
1,310	@	Checkpoint Systems, Inc.	18,392
2,795		CTS Corp.	16,127
210	@	Cymer, Inc.	5,830
650	L	Daktronics, Inc.	5,571
480	@	Dionex Corp.	27,053
369	@	FEI Co.	8,029
634		Gentex Corp.	7,475
63	@	II-VI, Inc.	1,512
518	@	Itron, Inc.	30,220
326	@	LoJack Corp.	1,082
2,020		Methode Electronics, Inc.	11,797
845	@,@@	Mettler Toledo International, Inc.	60,156
1,900	@	Newport Corp.	11,096
287		Park Electrochemical Corp.	5,536
6,291		PerkinElmer, Inc.	102,355
760	@	Plexus Corp.	13,878
573	@	Rogers Corp.	9,775

Shares			Value
1,250	@	Thomas & Betts Corp.	$38,350
850	@	Trimble Navigation Ltd.	16,303
3,146	@	TTM Technologies, Inc.	27,999
4,300	@@	Tyco Electronics Ltd.	74,691
660	@	Varian, Inc.	22,981
5,100	@	Vishay Intertechnology, Inc.	28,203
1,188	@	Waters Corp.	51,464
1,300		Watts Water Technologies, Inc.	26,663
950		Woodward Governor Co.	19,504
			982,588
		Energy-Alternate Sources: 0.0%
647	@	Headwaters, Inc.	2,569
			2,569
		Engineering & Construction: 0.7%
1,400	@	Aecom Technology Corp.	44,674
2,301	@	Dycom Industries, Inc.	26,899
2,510	@	EMCOR Group, Inc.	56,400
4,925		Fluor Corp.	231,377
1,000		Granite Construction, Inc.	36,550
590	@	Insituform Technologies, Inc.	8,608
5,300	@	Jacobs Engineering Group, Inc.	227,370
2,948		KBR, Inc.	54,302
1,880	@	Shaw Group, Inc.	51,136
360	@	Stanley, Inc.	9,392
1,410	@	URS Corp.	67,793
			814,501
		Entertainment: 0.0%
391	@	DreamWorks Animation SKG, Inc.	10,893
14		International Speedway Corp.	347
1,314	@	Pinnacle Entertainment, Inc.	13,994
1,090	@	Scientific Games Corp.	19,435
1,800	@	Shuffle Master, Inc.	7,902
			52,571
		Environmental Control: 0.1%
1,145	@	Calgon Carbon Corp.	13,202
455	@	Clean Harbors, Inc.	24,807
1,178	@	Darling International, Inc.	8,917
550	@	Tetra Tech, Inc.	14,119
2,087	@	Waste Connections, Inc.	53,010
			114,055
		Food: 0.9%
330	L	Cal-Maine Foods, Inc.	8,065
286		Corn Products International, Inc.	7,553
2,300	@	Dean Foods Co.	43,240
704		Diamond Foods, Inc.	20,761
500		Flowers Foods, Inc.	10,585
181	@	Hain Celestial Group, Inc.	3,108
840		J&J Snack Foods Corp.	31,517
20,720		Kraft Foods, Inc.	540,999
2,497		Kroger Co.	56,932
578		Lancaster Colony Corp.	26,628
144		Lance, Inc.	3,072
450		Nash Finch Co.	13,190
990	@	Ralcorp Holdings, Inc.	56,697
1,970		Ruddick Corp.	49,565

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF MAY 31, 2009 (CONTINUED)

Shares			Value
		Food (continued)
1,913		Safeway, Inc.	$38,757
100		Sanderson Farms, Inc.	4,361
16,148		Sara Lee Corp.	145,171
950	@	Smithfield Foods, Inc.	11,809
362		Spartan Stores, Inc.	4,492
1,996		Supervalu, Inc.	33,134
795	@	TreeHouse Foods, Inc.	21,250
550	@	United Natural Foods, Inc.	12,502
			1,143,388
		Forest Products & Paper: 0.2%
1,040	@	Buckeye Technologies, Inc.	5,273
230	@	Clearwater Paper Corp.	5,444
9,208		International Paper Co.	132,319
4,100		MeadWestvaco Corp.	65,477
800		Schweitzer-Mauduit International, Inc.	17,976
			226,489
		Gas: 0.5%
2,300		AGL Resources, Inc.	66,516
2,352		Atmos Energy Corp.	56,448
400		Energen Corp.	14,888
153		Laclede Group, Inc.	4,755
500		National Fuel Gas Co.	16,765
1,372		New Jersey Resources Corp.	45,646
100		Northwest Natural Gas Co.	4,244
1,125		Piedmont Natural Gas Co.	25,493
3,638		Sempra Energy	166,184
510		South Jersey Industries, Inc.	17,024
2,700		Southern Union Co.	46,926
790		Southwest Gas Corp.	16,416
3,008		UGI Corp.	72,523
850		Vectren Corp.	19,338
1,250		WGL Holdings, Inc.	37,150
			610,316
		Hand/Machine Tools: 0.0%
269		Baldor Electric Co.	6,238
231		Kennametal, Inc.	4,361
500		Lincoln Electric Holdings, Inc.	20,400
620		Regal-Beloit Corp.	24,496
			55,495
		Healthcare-Products: 1.6%
147	@	Abaxism, Inc.	2,571
2,653	@	Affymetrix, Inc.	12,761
2,100	@	American Medical Systems Holdings, Inc.	31,857
338		Beckman Coulter, Inc.	18,320
1,309		Becton Dickinson & Co.	88,593
9,700	@	Boston Scientific Corp.	91,180
625		Cooper Cos., Inc.	16,569
6,131	@@	Covidien Ltd.	218,999
1,260	@	Cyberonics	18,257
279	@	Edwards Lifesciences Corp.	17,811
1,600	@	Gen-Probe, Inc.	68,208
450	@	Haemonetics Corp.	23,954
1,550	@	Henry Schein, Inc.	70,587
1,867		Hill-Rom Holdings, Inc.	30,171
4,510	@	Hologic, Inc.	57,142
3,800	@	Hospira, Inc.	131,100
250	@	ICU Medical, Inc.	9,040

Shares			Value
700	@	Immucor, Inc.	$10,535
1,310		Invacare Corp.	22,244
11,311		Johnson & Johnson	623,915
1,200	@	Kensey Nash Corp.	30,048
1,080	@	Kinetic Concepts, Inc.	28,004
696	@	Masimo Corp.	16,662
6,772		Medtronic, Inc.	232,618
230		Meridian Bioscience, Inc.	4,395
487	@	Merit Medical Systems, Inc.	6,667
1,480	@	PSS World Medical, Inc.	23,784
948	@	Resmed, Inc.	35,142
900		Steris Corp.	21,267
300		Techne Corp.	18,081
700	@	Thoratec Corp.	17,556
160		West Pharmaceutical Services, Inc.	5,171
			2,003,209
		Healthcare-Services: 1.3%
5,030		Aetna, Inc.	134,703
142	@	Air Methods Corp.	3,747
602	@	Amedisys, Inc.	18,313
1,612	@	AMERIGROUP Corp.	46,522
1,240	@	Amsurg Corp.	23,163
1,290	@	Centene Corp.	23,452
2,243		Cigna Corp.	49,727
2,870	@	Community Health Systems, Inc.	75,739
200	@	Covance, Inc.	8,404
2,500	@	Coventry Health Care, Inc.	45,125
210	@	Genoptix, Inc.	6,107
824	@	Gentiva Health Services, Inc.	13,126
7,044	@	Health Management Associates, Inc.	40,926
2,650	@	Health Net, Inc.	39,697
1,700	@	Healthspring, Inc.	16,507
1,310	@	Healthways, Inc.	15,681
1,754	@	Humana, Inc.	54,953
1,100	@	Kindred Healthcare, Inc.	14,443
1,934	@	Laboratory Corp. of America Holdings	117,897
610	@	LHC Group, Inc.	14,073
1,500	@	LifePoint Hospitals, Inc.	40,875
1,550	@	Lincare Holdings, Inc.	33,759
1,300	@	Magellan Health Services, Inc.	38,818
1,530	@	Mednax, Inc.	61,965
766	@	Molina Healthcare, Inc.	18,338
1,289	@	Odyssey HealthCare, Inc.	12,658
1,600		Quest Diagnostics	83,552
500	@	RehabCare Group, Inc.	10,910
458	@	Res-Care, Inc.	6,481
11,907		UnitedHealth Group, Inc.	316,726
1,200		Universal Health Services, Inc.	65,916
850	@	WellCare Health Plans, Inc.	16,150
2,800	@	WellPoint, Inc.	130,396
			1,598,849
		Home Builders: 0.3%
7,500		D.R. Horton, Inc.	69,075
4,200		KB Home	63,000
5,100		Lennar Corp.	48,501
910	L	M/I Homes, Inc.	10,520
1,050		MDC Holdings, Inc.	32,246

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF MAY 31, 2009 (CONTINUED)

Shares			Value
		Home Builders (continued)
1,000	@	Meritage Homes Corp.	$20,870
100	@	NVR, Inc.	49,490
950		Ryland Group, Inc.	16,226
3,605	@	Standard-Pacific Corp.	8,796
807		Thor Industries, Inc.	16,229
3,000	@	Toll Brothers, Inc.	55,740
			390,693
		Home Furnishings: 0.0%
670	@	Universal Electronics, Inc.	13,145
			13,145
		Household Products/Wares: 0.4%
1,467		Avery Dennison Corp.	40,431
1,921	@	Central Garden & Pet Co.	18,922
1,650		Church & Dwight Co., Inc.	82,946
1,390	@	Helen of Troy Ltd.	26,841
5,058		Kimberly-Clark Corp.	262,460
750		Scotts Miracle-Gro Co.	25,725
954		Tupperware Corp.	23,201
			480,526
		Housewares: 0.0%
1,020	L	Toro Co.	31,416
			31,416
		Insurance: 1.9%
2,796		Aflac, Inc.	99,258
2,842		American Financial Group, Inc.	60,876
155		American Physicians Capital, Inc.	5,978
1,065	@	Amerisafe, Inc.	17,200
7,465		AON Corp.	268,740
509		Arthur J. Gallagher & Co.	10,664
241		Brown & Brown, Inc.	4,646
11,031		Chubb Corp.	437,379
1,918		Delphi Financial Group	36,519
286	@	eHealth, Inc.	4,576
1,427	@@	Everest Re Group Ltd.	98,791
5,332		Fidelity National Title Group, Inc.	74,328
2,100		First American Corp.	47,922
1,559		Hanover Insurance Group, Inc.	53,489
960		HCC Insurance Holdings, Inc.	23,702
3,150		Horace Mann Educators Corp.	28,445
721		Infinity Property & Casualty Corp.	26,540
4,100		Loews Corp.	110,905
6,600		Marsh & McLennan Cos., Inc.	124,872
500	@	Navigators Group, Inc.	21,870
3,598		Old Republic International Corp.	36,808
810	@	ProAssurance Corp.	36,620
2,000		Protective Life Corp.	24,720
689		Reinsurance Group of America, Inc.	25,341
120		RLI Corp.	5,623
550		Safety Insurance Group, Inc.	17,166
478		Selective Insurance Group	6,314
290		Stewart Information Services Corp.	4,466

Shares			Value
2,289		Torchmark Corp.	$91,926
950		Tower Group, Inc.	22,696
8,336		Travelers Cos., Inc.	338,942
2,795		Unitrin, Inc.	40,583
8,166		UnumProvident Corp.	139,720
915		WR Berkley Corp.	19,846
70		Zenith National Insurance Corp.	1,502
			2,368,973
		Internet: 1.6%
2,959	@	Amazon.com, Inc.	230,772
446	@	Avocent Corp.	6,244
790	@	Blue Coat Systems, Inc.	11,194
360	@,L	Blue Nile, Inc.	16,524
286	@	comScore, Inc.	3,189
1,001	@	Cybersource Corp.	13,013
1,508	@	DealerTrack Holdings, Inc.	21,640
581	@	Digital River, Inc.	22,154
17,453	@	eBay, Inc.	307,522
1,430	@	eResearch Technology, Inc.	8,566
1,050	@	F5 Networks, Inc.	33,348
1,850	@	Google, Inc. - Class A	771,876
1,797	@	j2 Global Communications, Inc.	40,073
359	@	Knot, Inc.	2,937
950	@,L	NetFlix, Inc.	37,449
860		Nutri/System, Inc.	11,782
1,920	@	Perficient, Inc.	12,211
800	@,L	Priceline.com, Inc.	88,088
1,410	@	Stamps.com, Inc.	12,521
14,000	@	Symantec Corp.	218,260
2,450		United Online, Inc.	15,680
2,712	@	Valueclick, Inc.	29,968
974	@	Websense, Inc.	17,678
648	@	Yahoo!, Inc.	10,264
			1,942,953
		Iron/Steel: 0.3%
800		Allegheny Technologies, Inc.	28,328
355		Carpenter Technology Corp.	7,980
2,660		Cliffs Natural Resources, Inc.	72,485
1,616		Nucor Corp.	70,959
1,850		Reliance Steel & Aluminum Co.	70,282
2,119		Steel Dynamics, Inc.	31,658
3,850	L	United States Steel Corp.	131,208
			412,900
		Leisure Time: 0.1%
441		Brunswick Corp.	2,037
750	@	Interval Leisure Group, Inc.	7,178
524		Polaris Industries, Inc.	16,647
1,510	@	WMS Industries, Inc.	53,560
			79,422
		Lodging: 0.0%
360		Marcus Corp.	3,935
			3,935
		Machinery-Construction & Mining: 0.1%
1,600		Bucyrus International, Inc.	45,888
2,131		Joy Global, Inc.	73,456
1,088	@	Terex Corp.	14,601
			133,945

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF MAY 31, 2009 (CONTINUED)

Shares			Value
		Machinery-Diversified: 0.4%
903	@	AGCO Corp.	$26,061
441		Albany International Corp.	5,887
890		Applied Industrial Technologies, Inc.	18,485
500		Briggs & Stratton Corp.	7,600
690		Cognex Corp.	9,032
2,050		Flowserve Corp.	150,819
1,790	@	Gardner Denver, Inc.	50,729
350		Graco, Inc.	7,802
2,027		IDEX Corp.	47,330
1,206	@	Intermec, Inc.	13,845
143		Lindsay Manufacturing Co.	4,556
219		Nordson Corp.	8,410
573		Robbins & Myers, Inc.	10,967
900		Rockwell Automation, Inc.	27,621
1,860		Roper Industries, Inc.	79,943
1,238		Wabtec Corp.	44,172
			513,259
		Media: 0.9%
34,579		Comcast Corp. - Class A	476,153
5,450	@,L	DIRECTV Group, Inc.	122,625
300		Factset Research Systems, Inc.	15,870
800		McGraw-Hill Cos., Inc.	24,072
1,035	@	Time Warner Cable, Inc.	31,868
13,385		Time Warner, Inc.	313,477
7,800	@	Viacom - Class B	172,926
			1,156,991
		Metal Fabricate/Hardware: 0.3%
550		Commercial Metals Co.	9,334
100		Kaydon Corp.	3,440
200		Lawson Products	2,240
1,562		Mueller Industries, Inc.	34,317
3,030		Precision Castparts Corp.	250,187
1,200		Timken Co.	20,292
300		Valmont Industries, Inc.	20,583
2,158		Worthington Industries	30,190
			370,583
		Mining: 0.0%
450		Amcol International Corp.	9,635
442	@	Brush Engineered Materials, Inc.	6,785
29	@	Century Aluminum Co.	174
57	@	RTI International Metals, Inc.	816
			17,410
		Miscellaneous Manufacturing: 1.8%
1,600		Actuant Corp.	19,648
860	L	Acuity Brands, Inc.	23,375
111		AO Smith Corp.	3,329
539		Aptargroup, Inc.	16,714
401	@	AZZ, Inc.	13,935
1,277		Brink's Co.	33,955
1,200		Carlisle Cos., Inc.	27,444
1,068	@	Ceradyne, Inc.	24,137
642		Clarcor, Inc.	18,400
800		Cooper Industries Ltd.	26,256
1,770		Crane Co.	41,737
1,250		Donaldson Co., Inc.	42,113
11,456		Dover Corp.	360,177
600		Eaton Corp.	26,100
1,290	@	EnPro Industries, Inc.	22,717

Shares			Value
610	@	ESCO Technologies, Inc.	$24,778
749		Federal Signal Corp.	6,426
73,115		General Electric Co.	985,590
1,097	@	Griffon Corp.	10,630
573		Harsco Corp.	16,651
3,500		Honeywell International, Inc.	116,060
7,197		ITT Corp.	296,372
700		John Bean Technologies Corp.	10,528
550		Matthews International Corp. - Class A	15,703
643		Myers Industries, Inc.	6,494
744		Pentair, Inc.	18,622
900		SPX Corp.	41,319
510		Sturm Ruger & Co., Inc.	6,054
1,030		Tredegar Corp.	14,441
263		Trinity Industries, Inc.	4,008
			2,273,713
		Office Furnishings: 0.0%
2,259		Herman Miller, Inc.	32,146
550		HNI, Corp.	9,543
646		Interface, Inc.	4,096
			45,785
		Office/Business Equipment: 0.4%
12,900		Pitney Bowes, Inc.	295,152
22,051		Xerox Corp.	149,947
			445,099
		Oil & Gas: 4.6%
1,423		Anadarko Petroleum Corp.	67,991
2,340		Apache Corp.	197,168
1,811	@	Atwood Oceanics, Inc.	47,919
1,000	@	Bill Barrett Corp.	34,030
11,411		Chevron Corp.	760,771
900		Cimarex Energy Co.	29,358
585	@	Comstock Resources, Inc.	23,301
3,011		ConocoPhillips	138,024
2,000		Diamond Offshore Drilling	168,560
550	@	Encore Acquisition Co.	19,520
32,678		ExxonMobil Corp.	2,266,219
950	@	Forest Oil Corp.	18,060
2,468		Frontier Oil Corp.	43,116
1,990		Helmerich & Payne, Inc.	69,590
2,007		Hess Corp.	133,646
1,047		Holly Corp.	25,327
1,980		Marathon Oil Corp.	63,122
5,104		Murphy Oil Corp.	301,187
1,990	@	Newfield Exploration Co.	71,879
6,898		Occidental Petroleum Corp.	462,925
1,000		Patterson-UTI Energy, Inc.	14,340
450		Penn Virginia Corp.	8,604
116	@	Petroleum Development Corp.	2,101
109	@	Petroquest Energy, Inc.	604
524	@	Pioneer Drilling Co.	3,280
1,164	@	Plains Exploration & Production Co.	32,918
4,050	@	Pride International, Inc.	98,091
2,600	@,L	Quicksilver Resources, Inc.	29,250
3,169	@	Southwestern Energy Co.	137,756
630		St. Mary Land & Exploration Co.	13,646
365	@	Stone Energy Corp.	3,084

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF MAY 31, 2009 (CONTINUED)

Shares			Value
		Oil & Gas (continued)
72	@	Swift Energy Co.	$1,183
5,854		Tesoro Corp.	99,167
7,400		XTO Energy, Inc.	316,498
			5,702,235
		Oil & Gas Services: 1.5%
685	@	Basic Energy Services, Inc.	6,932
8,459		BJ Services Co.	132,299
13,238	@	Cameron International Corp.	413,423
692	L	CARBO Ceramics, Inc.	26,171
600	@	Dril-Quip, Inc.	24,792
600	@	Exterran Holdings, Inc.	11,946
2,250	@	FMC Technologies, Inc.	93,645
450		Gulf Island Fabrication, Inc.	7,155
989	@	Helix Energy Solutions Group, Inc.	11,126
730	@	Hornbeck Offshore Services, Inc.	20,250
670	@	ION Geophysical Corp.	1,896
240		Lufkin Industries, Inc.	10,891
1,200	@	Matrix Service Co.	13,584
368	@	NATCO Group, Inc.	10,414
12,263	@	National Oilwell Varco, Inc.	473,597
1,024	@	Oceaneering International, Inc.	52,654
1,259	@	Oil States International, Inc.	32,898
7,021		Schlumberger Ltd.	401,812
536	@	SEACOR Holdings, Inc.	40,956
850	@	Superior Energy Services	19,601
1,296	@	Tetra Technologies, Inc.	11,275
			1,817,317
		Packaging & Containers: 0.5%
1,503		Ball Corp.	59,819
6,394		Bemis Co.	160,425
72		Greif, Inc. - Class A	3,479
7,200	@	Pactiv Corp.	161,280
1,260		Rock-Tenn Co.	48,359
5,814		Sealed Air Corp.	116,338
2,279		Sonoco Products Co.	55,516
769		Temple-Inland, Inc.	9,828
			615,044
		Pharmaceuticals: 3.5%
11,025		Abbott Laboratories	496,787
2,996		AmerisourceBergen Corp.	111,152
14,182		Bristol-Myers Squibb Co.	282,505
820	@	Catalyst Health Solutions, Inc.	17,540
14,655		Eli Lilly & Co.	506,623
3,350	@	Endo Pharmaceuticals Holdings, Inc.	53,366
3,100	@	Express Scripts, Inc.	198,555
6,155	@	Forest Laboratories, Inc.	145,812
5,500	@	King Pharmaceuticals, Inc.	52,030
919		McKesson Corp.	37,817
5,451	@	Medco Health Solutions, Inc.	250,146
307		Medicis Pharmaceutical Corp.	4,826
3,448		Merck & Co., Inc.	95,096
400	@	NBTY, Inc.	9,876
2,300		Omnicare, Inc.	62,169
1,150	@	Par Pharmaceutical Cos., Inc.	15,353
778		Perrigo Co.	20,897
65,950		Pfizer, Inc.	1,001,781

Shares			Value
1,520	@	PharMerica Corp.	$26,661
620	@	Salix Pharmaceuticals Ltd.	5,630
10,900		Schering-Plough Corp.	265,960
2,050	@	Sepracor, Inc.	32,083
2,400	@,L	Valeant Pharmaceuticals International	55,176
152	@	VCA Antech, Inc.	3,689
2,450	@	Viropharma, Inc.	17,028
2,775	@	Watson Pharmaceuticals, Inc.	83,944
9,217		Wyeth	413,475
			4,265,977
		Pipelines: 0.1%
1,183		Oneok, Inc.	34,662
3,300		Williams Cos., Inc.	55,374
			90,036
		Real Estate: 0.0%
880	@	Forestar Real Estate Group, Inc.	10,701
			10,701
		Retail: 4.2%
800	@	99 Cents Only Stores	7,496
1,850		Advance Auto Parts, Inc.	78,792
1,550	@	Aeropostale, Inc.	53,661
800		American Eagle Outfitters	11,848
5,400	@,L	Autonation, Inc.	85,752
1,700		Barnes & Noble, Inc.	42,007
358		Big 5 Sporting Goods Corp.	3,884
950	@	BJ's Wholesale Club, Inc.	33,478
2,472		Brinker International, Inc.	44,249
951	L	Buckle, Inc.	34,027
438	@,L	Buffalo Wild Wings, Inc.	15,549
1,400	@	Cabela's, Inc.	18,606
1,370	@,L	California Pizza Kitchen, Inc.	19,112
1,791	@,L	Carmax, Inc.	20,077
1,320		Casey's General Stores, Inc.	33,304
1,130		Cash America International, Inc.	26,013
1,953		Cato Corp.	37,576
610	@	CEC Entertainment, Inc.	19,599
1,282	@	Charlotte Russe Holding, Inc.	13,012
2,345	@	Cheesecake Factory	40,123
1,300	@	Chico's FAS, Inc.	12,688
1,000	@	Childrens Place Retail Stores, Inc.	35,910
650	@,L	Chipotle Mexican Grill, Inc.	51,474
361		Christopher & Banks Corp.	1,870
2,600	@	Coldwater Creek, Inc.	9,880
981	@	Collective Brands, Inc.	14,480
476	@	Copart, Inc.	14,608
205		Cracker Barrel Old Country Store	6,441
11,000		CVS Caremark Corp.	327,800
359	@	DineEquity, Inc.	9,955
1,950	@	Dollar Tree, Inc.	87,302
2,060	@	Dress Barn, Inc.	32,610
3,798		Family Dollar Stores, Inc.	114,965
1,250		Finish Line	8,638
670	@	First Cash Financial Services, Inc.	10,124
2,950		Foot Locker, Inc.	32,775
2,241		Fred's, Inc.	28,752

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF MAY 31, 2009 (CONTINUED)

Shares			Value
		Retail (continued)
4,395	@	GameStop Corp.	$109,655
10,023		Gap, Inc.	178,911
693	@	Genesco, Inc.	17,872
1,010		Guess ?, Inc.	26,078
1,070	@	Gymboree Corp.	39,430
610		Haverty Furniture Cos., Inc.	6,417
700	@	Hibbett Sporting Goods, Inc.	12,621
17,213		Home Depot, Inc.	398,653
1,550	@	HOT Topic, Inc.	11,176
800	@,W	HSN, Inc.	9,040
530	@	Jack in the Box, Inc.	13,939
3,000		JC Penney Co., Inc.	78,270
900	@	Jo-Ann Stores, Inc.	19,449
619	@	JoS. A Bank Clothiers, Inc.	23,429
4,000	@	Kohl's Corp.	169,880
409	L	Landry's Restaurants, Inc.	4,119
9,600		Limited Brands, Inc.	120,096
9,400		Lowe's Cos., Inc.	178,694
1,500	@,L	MarineMax, Inc.	4,440
6,950		McDonald's Corp.	409,981
295		Men's Wearhouse, Inc.	5,042
1,249		MSC Industrial Direct Co.	45,439
431	@	OfficeMax, Inc.	3,556
724	@,L	Panera Bread Co.	38,546
801	@	PetMed Express, Inc.	11,711
3,148		Petsmart, Inc.	64,093
798	@	PF Chang's China Bistro, Inc.	25,488
1,850		Phillips-Van Heusen	54,520
200	@	Red Robin Gourmet Burgers, Inc.	3,460
2,739		Regis Corp.	48,015
3,000		Ross Stores, Inc.	117,480
790	@	Ruby Tuesday, Inc.	4,882
26	@	Sonic Corp.	245
2,177		Stage Stores, Inc.	26,407
4,801		Staples, Inc.	98,180
2,000	@	Starbucks Corp.	28,780
1,233	@	Steak N Shake Co.	10,690
7,871		Target Corp.	309,330
647	@	Texas Roadhouse, Inc.	7,525
1,701		TJX Cos., Inc.	50,197
1,260	@	Tractor Supply Co.	48,359
791	@	Tuesday Morning Corp.	2,776
1,307	@	Urban Outfitters, Inc.	26,689
4,181		Walgreen Co.	124,552
15,126		Wal-Mart Stores, Inc.	752,367
910		World Fuel Services Corp.	38,620
935	@	Zale Corp.	3,647
433	@,L	Zumiez, Inc.	3,862
			5,225,045
		Savings & Loans: 0.5%
1,700		Astoria Financial Corp.	13,107
303		Brookline Bancorp., Inc.	2,982
1,660		Dime Community Bancshares	14,791
3,042		First Niagara Financial Group, Inc.	38,603
5,610	@	Guaranty Financial Group, Inc.	1,795
28,328		Hudson City Bancorp., Inc.	363,448
7,800		New York Community Bancorp., Inc.	86,268
4,300		NewAlliance Bancshares, Inc.	55,642
1,350		Washington Federal, Inc.	17,712
			594,348

Shares			Value
		Semiconductors: 1.1%
520	@	Atmel Corp.	$2,002
1,300	@	Broadcom Corp.	33,124
900	@,L	Cree, Inc.	27,387
2,933	@	Cypress Semiconductor Corp.	25,224
610	@	Diodes, Inc.	9,376
1,069	@	DSP Group, Inc.	7,750
2,300	@	Exar Corp.	14,858
290	@	Hittite Microwave Corp.	10,405
3,750	@	Integrated Device Technology, Inc.	21,113
17,110		Intel Corp.	268,969
1,400	@	Kopin Corp.	5,516
1,020	@	Kulicke & Soffa Industries, Inc.	4,702
860	@	Lam Research Corp.	22,523
500	@	Macrovision Solutions Corp.	11,285
2,385	@	Microsemi Corp.	32,102
1,400	@	MKS Instruments, Inc.	18,914
800	@	Rudolph Technologies, Inc.	3,544
2,005	@	Semtech Corp.	32,260
550	@	Silicon Laboratories, Inc.	18,491
3,800	@	Skyworks Solutions, Inc.	36,214
849	@	Standard Microsystems Corp.	15,656
180	@	Supertex, Inc.	4,408
25,400		Texas Instruments, Inc.	492,760
1,342	@	Triquint Semiconductor, Inc.	5,972
750	@	Ultratech, Inc.	9,420
1,675	@	Varian Semiconductor Equipment Associates, Inc.	39,396
1,669	@	Veeco Instruments, Inc.	17,575
5,844		Xilinx, Inc.	121,205
			1,312,151
		Software: 2.4%
142	@	ACI Worldwide, Inc.	2,117
2,487		Acxiom Corp.	26,586
225	@,L	Advent Software, Inc.	6,905
1,100	@	Ansys, Inc.	32,846
350	@	Avid Technology, Inc.	4,984
650		Blackbaud, Inc.	9,016
3,400		Broadridge Financial Solutions ADR	56,304
11,486		CA, Inc.	200,431
598	@,L	Cerner Corp.	34,857
770	@	Commvault Systems, Inc.	9,510
12,100	@	Compuware Corp.	92,323
700	@	Concur Technologies, Inc.	20,650
1,551	@	CSG Systems International	21,357
580	@	Digi International, Inc.	5,023
142	@	Ebix, Inc.	4,497
1,282	@	Eclipsys Corp.	18,910
3,220	@	Epicor Software Corp.	16,551
2,400		Fair Isaac Corp.	42,192
8,172		Fidelity National Information Services, Inc.	157,393
2,600	@	Fiserv, Inc.	110,136
2,100	@	Informatica Corp.	34,293
100	@	Mantech International Corp.	3,835
1,500	@	Metavante Technologies, inc.	38,475
51,650		Microsoft Corp.	1,078,969
34,083		Oracle Corp.	667,686
3,050	@	Parametric Technology Corp.	35,319

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF MAY 31, 2009 (CONTINUED)

Shares			Value
		Software (continued)
1,331	@	Phase Forward, Inc.	$18,634
940	@	Progress Software Corp.	21,075
221	L	Quality Systems, Inc.	11,035
890	@	Smith Micro Software, Inc.	8,686
580	@	SPSS, Inc.	19,355
2,373	@	Sybase, Inc.	77,194
650	@	SYNNEX Corp.	16,822
1,950	@	Take-Two Interactive Software, Inc.	16,887
700	@	Taleo Corp.	10,850
460	@	Tyler Technologies, Inc.	7,728
2,700	@	Wind River Systems, Inc.	21,303
			2,960,734
		Storage/Warehousing: 0.0%
240	@	Mobile Mini, Inc.	3,026
			3,026
		Telecommunications: 3.2%
10,079	@	3Com Corp.	43,541
305		Adtran, Inc.	6,338
577	@	Anixter International, Inc.	23,669
550		Applied Signal Technology, Inc.	11,512
3,178	@	Arris Group, Inc.	38,517
39,235		AT&T, Inc.	972,636
1,200		Black Box Corp.	39,504
3,500	@	Cincinnati Bell, Inc.	9,765
55,188	@	Cisco Systems, Inc.	1,020,940
2,515	@	CommScope, Inc.	65,994
1,020	@	Comtech Telecommunications	29,723
3,871		Corning, Inc.	56,904
950		Embarq Corp.	39,919
1,970		Fairpoint Communications, Inc.	1,990
650	@	General Communication, Inc.	4,297
3,350	@	Harmonic, Inc.	19,363
1,900		Harris Corp.	59,052
496	@	Harris Stratex Networks, Inc.	2,366
610		Iowa Telecommunications Services, Inc.	7,222
890	@	Netgear, Inc.	12,487
2,050	@	NeuStar, Inc.	41,103
470	@	Neutral Tandem, Inc.	13,630
1,345	@	Novatel Wireless, Inc.	15,710
388		Plantronics, Inc.	6,922
1,000	@	Polycom, Inc.	17,310
12,330		Qualcomm, Inc.	537,465
6,600		Qwest Communications International, Inc.	28,776
23,683	@	Sprint Nextel Corp.	121,967
3,404	@	Symmetricom, Inc.	17,497
1,092	@	Syniverse Holdings, Inc.	16,325
901	@	Tekelec	14,713
1,410		Telephone & Data Systems, Inc.	42,737
19,048		Verizon Communications, Inc.	557,344
			3,897,238

Shares			Value
		Textiles: 0.1%
1,400		Cintas Corp.	$32,606
1,320		G&K Services, Inc.	28,301
556	@	Mohawk Industries, Inc.	21,278
580		Unifirst Corp.	19,807
			101,992
		Toys/Games/Hobbies: 0.0%
415	@	Jakks Pacific, Inc.	5,291
1,150	@	Marvel Entertainment, Inc.	38,157
			43,448
		Transportation: 0.8%
560	L	Arkansas Best Corp.	15,742
295	@	Bristow Group, Inc.	9,331
600		CH Robinson Worldwide, Inc.	30,492
190		Con-way, Inc.	6,099
6,800		CSX Corp.	215,968
1,925		Heartland Express, Inc.	30,223
560	@	HUB Group, Inc.	11,066
595		JB Hunt Transport Services, Inc.	18,284
307	@	Kansas City Southern	5,062
823	@	Kirby Corp.	27,669
300		Knight Transportation, Inc.	5,322
356		Landstar System, Inc.	13,528
660	@	Old Dominion Freight Line	19,437
300		Overseas Shipholding Group	10,146
1,612		Tidewater, Inc.	76,844
3,667		Union Pacific Corp.	180,673
5,100		United Parcel Service, Inc. - Class B	260,814
103		Werner Enterprises, Inc.	1,853
956	@,L	YRC Worldwide, Inc.	2,466
			941,019
		Trucking & Leasing: 0.0%
160		GATX Corp.	4,029
			4,029
		Water: 0.0%
1,700		Aqua America, Inc.	28,033
			28,033
Total Common Stock (Cost $65,385,646)			71,179,536
REAL ESTATE INVESTMENT TRUSTS: 1.4%
		Apartments: 0.3%
1,500		BRE Properties, Inc.	37,470
905		Camden Property Trust	27,168
5,719		Equity Residential	139,200
350		Essex Property Trust, Inc.	23,832
530		Home Properties, Inc.	17,649
520		Mid-America Apartment Communities, Inc.	18,871
450		Post Properties, Inc.	6,854
3,500		UDR, Inc.	38,500
			309,544
		Diversified: 0.1%
1,721		Colonial Properties Trust	13,389
325		Cousins Properties, Inc.	2,925
2,009		Duke Realty Corp.	19,106

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF MAY 31, 2009 (CONTINUED)

Shares			Value
		Diversified (continued)
1,010		Entertainment Properties Trust	$20,523
4,505		Lexington Realty Trust	19,101
2,900		Liberty Property Trust	67,512
395		PS Business Parks, Inc.	17,724
			160,280
		Forest Products & Paper: 0.1%
2,100		Rayonier, Inc.	84,000
			84,000
		Health Care: 0.1%
43		LTC Properties, Inc.	895
1,990		Medical Properties Trust, Inc.	12,537
1,400		Nationwide Health Properties, Inc.	37,198
2,190		Omega Healthcare Investors, Inc.	34,974
2,040		Senior Housing Properties Trust	34,170
			119,774
		Hotels: 0.1%
4,037		DiamondRock Hospitality Co.	26,241
3,800		Hospitality Properties Trust	53,086
2,071		LaSalle Hotel Properties	28,331
			107,658
		Office Property: 0.2%
825	L	Alexandria Real Estate Equities, Inc.	29,618
2,650		BioMed Realty Trust, Inc.	26,050
800		Corporate Office Properties Trust SBI MD	23,744
530		Franklin Street Properties Corp.	6,678
2,448		Highwoods Properties, Inc.	55,374
1,162		Kilroy Realty Corp.	24,739
2,150		Mack-Cali Realty Corp.	53,127
1,030		Parkway Properties, Inc.	13,431
2,450		SL Green Realty Corp.	56,105
			288,866
		Regional Malls: 0.3%
900	L	Macerich Co.	15,192
1,930	L	Pennsylvania Real Estate Investment Trust	10,769
6,931		Simon Property Group, Inc.	370,601
			396,562
		Shopping Centers: 0.1%
215		Acadia Realty Trust	2,885
1,900		Cedar Shopping Centers, Inc.	9,804
450		Federal Realty Investment Trust	23,693
420		Inland Real Estate Corp.	2,932
3,700		Kite Realty Group Trust	11,988
300		Regency Centers Corp.	10,689
520		Tanger Factory Outlet Centers, Inc.	16,827
			78,818

Shares			Value
		Single Tenant: 0.0%
1,050		National Retail Properties, Inc.	$17,966
400		Realty Income Corp.	8,588
			26,554
		Storage: 0.1%
3,324		Extra Space Storage, Inc.	24,963
1,850		Public Storage, Inc.	123,229
707		Sovran Self Storage, Inc.	17,081
			165,273
		Warehouse/Industrial: 0.0%
350		AMB Property Corp.	6,248
270	L	EastGroup Properties, Inc.	9,210
			15,458
Total Real Estate Investment Trusts (Cost $1,828,828)			1,752,787
EXCHANGE-TRADED FUNDS: 0.1%
		Exchange-Traded Funds: 0.1%
800	L	iShares S&P SmallCap 600 Index Fund	34,992
300		Midcap SPDR Trust Series 1	31,383
Total Exchange-Traded Funds (Cost $50,129)			66,375
PREFERRED STOCK: 0.1%
		Diversified Financial Services: 0.1%
204	#,P	Zurich RegCaPS Funding Trust	185,449
Total Preferred Stock (Cost $193,800)			185,449
WARRANTS: 0.0%
		Building Materials: 0.0%
400	#,I,X	Dayton Superior Corp.	4
Total Warrants (Cost $7,446)			4
Principal Amount			Value
CORPORATE BONDS/NOTES: 12.4%
		Agriculture: 0.2%
$123,000		Altria Group, Inc., 10.200%, due 02/06/39	$140,945
12,000		Philip Morris International, Inc., 5.650%, due 05/16/18	12,300
76,000		Philip Morris International, Inc., 6.875%, due 03/17/14	84,539
			237,784

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF MAY 31, 2009 (CONTINUED)

Principal Amount			Value
		Banks: 3.9%
$110,000		American Express Bank FSB, 5.500%, due 04/16/13	$105,606
100,000	@@,C	Australia & New Zealand Banking Group Ltd., 1.713%, due 12/31/49	55,552
541,000		Bank of America Corp., 2.100%, due 04/30/12	545,326
75,000		Bank of America Corp., 7.625%, due 06/01/19	75,990
245,000	C	Bank of America Corp., 8.000%, due 12/29/49	191,995
30,000	@@,C	Bank of Ireland, 1.482%, due 12/29/49	7,758
300,000	@@,#	Barclays Bank PLC, 6.050%, due 12/04/17	247,547
60,000	@@,C	BNP Paribas, 1.928%, due 09/29/49	28,200
35,000		Capital One Financial Corp., 7.375%, due 05/23/14	36,099
499,000		Citigroup, Inc., 2.125%, due 04/30/12	503,484
223,000		Citigroup, Inc., 5.000%, due 09/15/14	194,111
126,000		Citigroup, Inc., 5.250%, due 02/27/12	119,275
18,000		Citigroup, Inc., 8.500%, due 05/22/19	18,668
77,000	#,C	Dresdner Funding Trust I, 8.151%, due 06/30/31	32,857
164,000		Fifth Third Bancorp., 8.250%, due 03/01/38	126,141
72,000		Goldman Sachs Group, Inc., 5.250%, due 04/01/13	72,670
67,000		Goldman Sachs Group, Inc., 5.450%, due 11/01/12	68,700
78,000		Goldman Sachs Group, Inc., 5.500%, due 11/15/14	77,954
134,000		Goldman Sachs Group, Inc., 6.000%, due 05/01/14	136,386
130,000	@@,C	HSBC Bank PLC, 1.913%, due 06/29/49	59,800
36,000		JPMorgan Chase & Co., 4.750%, due 05/01/13	37,049
250,000		JPMorgan Chase Bank NA, 5.875%, due 06/13/16	242,252
161,000		Morgan Stanley, 2.250%, due 03/13/12	163,195
72,000		Morgan Stanley, 4.750%, due 04/01/14	65,946
36,000	C	Morgan Stanley, 5.300%, due 03/01/13	36,134
35,000	C	Morgan Stanley, 6.750%, due 04/15/11	36,466
105,000	C	Morgan Stanley, 7.300%, due 05/13/19	107,745
328,000	C	National City Preferred Capital Trust I, 12.000%, due 12/29/49	325,451
254,000		Rabobank, 0.000%, due 12/31/49	271,425
90,000	@@,C	Societe Generale, 1.375%, due 11/29/49	59,182

Principal Amount			Value
$270,000	L	State Street Corp., 2.150%, due 04/30/12	$272,770
250,000		Wachovia Bank NA, 6.000%, due 11/15/17	235,179
136,000		Wachovia Bank NA, 6.600%, due 01/15/38	115,402
65,000		Wachovia Corp., 5.500%, due 05/01/13	66,281
30,000	C	Wells Fargo & Company, 7.980%, due 02/28/49	23,434
			4,762,030
		Beverages: 0.2%
122,000	#,C	Anheuser-Busch Cos., Inc., 7.750%, due 01/15/19	131,453
125,000	#,C	Anheuser-Busch InBev Worldwide, Inc., 5.375%, due 11/15/14	125,561
			257,014
		Chemicals: 0.2%
91,000	C	Dow Chemical Co., 7.600%, due 05/15/14	92,204
22,000	C	Dow Chemical Co., 8.550%, due 05/15/19	22,034
37,000	C	Dow Chemical Co., 9.400%, due 05/15/39	37,918
90,000	X,Z	Stauffer Chemical, 11.943%, due 04/15/17	21,681
70,000	X,Z	Stauffer Chemical, 11.943%, due 04/15/18	15,016
40,000	X,Z	Stauffer Chemical, 7.398%, due 04/15/10	22,536
			211,389
		Computers: 0.1%
110,000	C	Hewlett-Packard Co., 4.750%, due 06/02/14	115,336
			115,336
		Diversified Financial Services: 1.6%
203,000	@@,#,C	Aiful Corp., 4.450%, due 02/16/10	145,165
86,000		American Express Co., 8.125%, due 05/20/19	86,410
75,000		American Express Credit Corp., 7.300%, due 08/20/13	75,990
64,000		Capital One Bank USA NA, 6.500%, due 06/13/13	63,929
46,000		Caterpillar Financial Services, 6.125%, due 02/17/14	47,515
124,000		CIT Group, Inc., 1.394%, due 06/08/09	123,118
54,000	#,C	Corestates Capital Trust I, 8.000%, due 12/15/26	35,358
120,000		FIA Card Services NA, 6.625%, due 06/15/12	114,302
96,000	C	Fund American Cos., Inc., 5.875%, due 05/15/13	77,076
269,000		General Electric Capital Corp., 2.200%, due 06/08/12	271,808
32,000		General Electric Capital Corp., 2.250%, due 03/12/12	32,498

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF MAY 31, 2009 (CONTINUED)

Principal Amount			Value
		Diversified Financial Services (continued)
$168,000		General Electric Capital Corp., 5.875%, due 01/00/00	$136,428
235,000		General Electric Capital Corp., 6.875%, due 01/10/39	216,696
200,000	@@,#	Mantis Reef Ltd., 4.799%, due 11/03/09	196,511
51,000		Merrill Lynch & Co., Inc., 4.250%, due 02/08/10	50,957
99,000		Merrill Lynch & Co., Inc., 6.050%, due 08/15/12	96,299
72,000	C	National Rural Utilities Cooperative Finance Corp., 10.375%, due 11/01/18	86,643
1,174,851	#,Z	Toll Road Investors Partnership II LP, 27.690%, due 02/15/45	106,499
200,000	#,±,C	Twin Reefs Pass-through Trust, 1.386%, due 12/10/49	650
			1,963,852
		Electric: 1.3%
59,000	C	Ameren Corp., 8.875%, due 05/15/14	61,064
308,000	C	Commonwealth Edison Co., 6.950%, due 07/15/18	304,053
90,000	C	DTE Energy Co., 7.050%, due 06/01/11	93,620
47,000	C	Duke Energy Corp., 6.300%, due 02/01/14	49,903
53,000	C	Entergy Texas, Inc., 7.125%, due 02/01/19	53,647
49,000	C	Indiana Michigan Power, 7.000%, due 03/15/19	50,955
34,000	C	Jersey Central Power and Light, 7.350%, due 02/01/19	35,816
52,836	#,C	Juniper Generation, LLC, 6.790%, due 12/31/14	48,502
99,000	C	Metropolitan Edison, 7.700%, due 01/15/19	103,133
317,000	C	NorthWestern Corp., 5.875%, due 11/01/14	317,300
95,000	#,C	Oncor Electric Delivery Co., 6.800%, due 09/01/18	96,667
129,000	#,C	Oncor Electric Delivery Co., 7.500%, due 09/01/38	128,871
52,000	C	Progress Energy, Inc., 6.050%, due 03/15/14	54,062
41,000	C	Progress Energy, Inc., 7.050%, due 03/15/19	44,014
112,000	C	Sierra Pacific Power Co., 6.250%, due 04/15/12	114,034
100,000	C	Southwestern Electric Power, 5.550%, due 01/15/17	94,688
			1,650,329
		Energy-Alternate Sources: 0.0%
200,000	I,±,X	Greater Ohio Ethanol, LLC, 6.301%, due 12/31/13	—
200,000	I,±,X	Greater Ohio Ethanol, LLC, 12.630%, due 01/00/00	—
30,885	I,X	PEA Lima, LLC, 0.000%, due 03/20/14	3
			3

Principal Amount			Value
		Food: 0.2%
$145,000		Kraft Foods, Inc., 6.125%, due 02/01/18	$148,209
31,000		Kraft Foods, Inc., 6.500%, due 08/11/17	32,406
45,000	C	Safeway, Inc., 6.250%, due 03/15/14	47,975
			228,590
		Forest Products & Paper: 0.0%
25,000	C	International Paper Co., 7.400%, due 06/15/14	24,650
			24,650
		Gas: 0.1%
125,000	C	Sempra Energy, 6.500%, due 06/01/16	127,712
			127,712
		Healthcare-Services: 0.2%
50,000	C	HCA, Inc., 9.250%, due 11/15/16	49,250
169,000	#,C	Roche Holdings, Inc., 5.000%, due 03/01/14	176,412
			225,662
		Insurance: 0.6%
340,000	@@,C	Aegon NV, 3.217%, due 12/31/49	116,733
180,000		American International Group, Inc., 5.850%, due 01/16/18	76,386
72,000	C	Hartford Financial Services Group, Inc., 5.250%, due 10/15/11	67,095
85,000	C	Hartford Financial Services Group, Inc., 6.000%, due 01/15/19	70,600
150,000	C	Metlife, Inc., 7.717%, due 02/15/19	159,685
56,000	C	Principal Financial Group, Inc., 7.875%, due 05/15/14	56,135
43,000		Prudential Financial, Inc., 5.700%, due 12/14/36	35,078
89,000		Prudential Financial, Inc., 6.000%, due 12/01/17	82,617
77,000		Prudential Financial, Inc., 6.625%, due 12/01/37	66,439
59,000	@@,C	XL Capital, Ltd., 6.500%, due 12/31/49	29,537
			760,305
		Iron/Steel: 0.1%
83,000	@@	ArcelorMittal, 9.850%, due 06/01/19	85,375
			85,375
		Media: 1.2%
34,000	C	Comcast Corp., 5.300%, due 01/15/14	34,620
32,000	C	Comcast Corp., 5.900%, due 03/15/16	32,367
150,000	C	Comcast Corp., 6.300%, due 11/15/17	154,022

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF MAY 31, 2009 (CONTINUED)

Principal Amount			Value
		Media (continued)
$258,000	#,C	COX Communications, Inc., 6.250%, due 06/01/18	$248,650
62,000	#,C	COX Communications, Inc., 6.950%, due 06/01/38	55,300
7,000	#,C	Cox Communications, Inc., 8.375%, due 03/01/39	7,373
50,000	C	Echostar DBS Corp., 7.125%, due 02/01/16	46,250
91,000	C	News America, Inc., 6.650%, due 11/15/37	77,243
184,000	#,C	News America, Inc., 6.900%, due 03/01/19	180,231
338,000	C	Time Warner Cable, Inc., 6.200%, due 07/01/13	353,376
224,000	C	Time Warner, Inc., 5.500%, due 11/15/11	231,720
17,000	C	Time Warner, Inc., 7.700%, due 05/01/32	15,625
			1,436,777
		Miscellaneous Manufacturing: 0.2%
100,000		General Electric Co., 5.250%, due 12/06/17	99,217
135,000	@@,C	Tyco International Finance, 8.500%, due 01/15/19	149,263
			248,480
		Oil & Gas: 0.2%
53,000	C	Chesapeake Energy Corp., 7.250%, due 12/15/18	44,520
49,000	C	Hess Corp., 8.125%, due 02/15/19	53,931
86,000	C	Marathon Oil Corp., 6.500%, due 02/15/14	90,692
42,000	C	Marathon Oil Corp., 7.500%, due 02/15/19	44,378
42,000		Pride International, Inc., 8.500%, due 06/15/19	42,525
			276,046
		Oil & Gas Services: 0.0%
51,000	@@,C	Weatherford International, Ltd., 9.625%, due 03/01/19	57,651
			57,651
		Pharmaceuticals: 0.3%
46,000	C	Novartis Capital Corp., 4.125%, due 02/10/14	47,145
47,000	@@,C	Novartis Securities Investment Ltd., 5.125%, due 02/10/19	47,725
140,000	C	Pfizer, Inc., 6.200%, due 03/15/19	150,120
67,000	C	Pfizer, Inc., 7.200%, due 03/15/39	75,996
			320,986
		Pipelines: 0.4%
88,000	C	Enbridge Energy Partners, 9.875%, due 03/01/19	98,924
77,000	C	Energy Transfer Partners, 9.700%, due 03/15/19	89,692

Principal Amount			Value
$18,000	C	Kinder Morgan Energy Partners L.P., 5.625%, due 02/15/15	$17,935
37,000	C	Kinder Morgan Energy Partners L.P., 6.850%, due 02/15/20	36,879
54,000	C	Northwest Pipeline Corp., 7.000%, due 06/15/16	54,768
32,000	@@,C	Trans-Canada Pipelines, 7.125%, due 01/15/19	35,608
36,000	@@,C	Trans-Canada Pipelines, 7.625%, due 01/15/39	39,677
113,000	C	Transcontinental Gas Pipe Line Corp., 6.400%, due 04/15/16	111,195
			484,678
		Real Estate: 0.0%
63,000	C,L	Simon Property Group, Inc., 6.750%, due 05/15/14	62,671
			62,671
		Retail: 0.1%
46,000	C	CVS Caremark Corp., 6.600%, due 03/15/19	47,859
108,469	#,C	CVS Lease Pass-through, 6.036%, due 12/10/28	89,574
			137,433
		Telecommunications: 1.0%
282,000	C	AT&T, Inc., 6.550%, due 02/15/39	276,292
105,000		Bellsouth Telecommunications, Inc., 7.000%, due 12/01/95	84,427
100,000	@@,C	British Telecommunications PLC, 5.950%, due 01/15/18	88,815
50,000	C	Cisco Systems, Inc., 5.900%, due 02/15/39	48,597
34,000	@@,C	Deutsche Telekom International Finance, 5.250%, due 07/22/13	34,882
10,000	C	Embarq Corp., 6.738%, due 06/01/13	9,833
17,000	C	Embarq Corp., 7.995%, due 06/01/36	14,742
68,000	@@,C	Nokia OYJ, 5.375%, due 05/15/19	67,634
23,000	@@,C	Nokia OYJ, 6.625%, due 05/15/39	22,909
50,000	C	Sprint Nextel Corp., 6.000%, due 12/01/16	40,875
165,000	@@,C	Telefonica Emisones SAU, 6.421%, due 06/20/16	174,840
103,000	C	Verizon Communications, Inc., 7.350%, due 04/01/39	108,721
95,000	C	Verizon Communications, Inc., 8.950%, due 03/01/39	116,531
125,000	#,C	Verizon Wireless Capital LLC, 5.550%, due 02/01/14	132,324
			1,221,422

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF MAY 31, 2009 (CONTINUED)

Principal Amount			Value
		Transportation: 0.3%
$58,000	C	CSX Corp., 6.250%, due 04/01/15	$57,459
114,000	C	CSX Corp., 7.450%, due 04/01/38	110,636
67,000	C	Union Pacific Corp., 5.125%, due 02/15/14	67,696
110,000	C	Union Pacific Corp., 5.700%, due 08/15/18	105,100
			340,891
Total Corporate Bonds/Notes (Cost $16,331,613)			15,237,066
U.S. GOVERNMENT AGENCY OBLIGATIONS: 15.0%
		Federal Home Loan Mortgage Corporation##: 3.9%
50,189		4.969%, due 04/01/35	52,050
1,553,911	C	5.000%, due 08/15/16-04/15/32	1,631,141
566,000	W	5.000%, due 07/15/35	576,878
1,111,509	C	5.500%, due 12/15/20-02/15/34	1,164,925
100,000	W	5.500%, due 07/15/34	102,953
279,756		5.663%, due 05/01/37	291,443
23,512		6.000%, due 04/01/14	24,634
791,746	C	6.000%, due 01/15/29	843,527
70,222		6.500%, due 11/01/28-12/01/31	75,578
			4,763,129
		Federal National Mortgage Association##: 8.2%
17,004	C	0.449%, due 04/25/35	15,542
8,541		0.659%, due 08/25/33	8,369
183,000	W	4.000%, due 02/25/39	179,790
538,000	W	4.500%, due 07/25/18-07/15/35	542,751
186,916		5.000%, due 02/25/29-07/01/36	192,085
1,327,000	W	5.000%, due 07/01/37	1,353,747
86,008		5.027%, due 07/01/35	89,621
53,458		5.224%, due 08/01/35	55,406
196,000		5.500%, due 05/25/30	207,632
3,107,000	W	5.500%, due 07/15/34	3,201,667
501,541		6.000%, due 08/01/16-01/01/38	531,518
1,449,000	W	6.000%, due 07/01/37	1,512,620
430,313		6.000%, due 07/25/29	458,065
1,549,000	W	6.500%, due 07/15/33	1,644,118
79,759		7.000%, due 06/01/31	87,368
11,833		7.500%, due 09/01/30-10/01/30	13,059
75,018	C	7.500%, due 01/25/48	81,826
			10,175,184
		Government National Mortgage Association: 2.9%
384,322		4.500%, due 04/15/39	388,597
1,023,000	W	4.500%, due 07/15/39	1,028,434
575,000	W	5.000%, due 07/15/33	589,285
4,156		5.375%, due 04/20/28	4,273
635,225		5.500%, due 09/15/38-03/20/39	659,354
655,000	W	6.000%, due 06/15/34	684,168

Principal Amount			Value
$99,779		6.500%, due 06/15/29-01/15/32	$107,013
69,152		7.500%, due 12/15/23	75,362
			3,536,486
Total U.S. Government Agency Obligations (Cost $18,233,053)			18,474,799
U.S. TREASURY OBLIGATIONS: 6.5%
		U.S. Treasury Bonds: 0.7%
955,000		3.500%, due 02/15/39	823,242
			823,242
		U.S. Treasury Notes: 5.8%
4,611,000		0.875%, due 04/30/11	4,611,705
462,000		1.375%, due 05/15/12	461,747
1,000,000		1.875%, due 04/30/14	978,750
104,000		2.625%, due 04/30/16	101,368
1,080,000	L	3.125%, due 05/15/19	1,049,461
			7,203,031
Total U.S. Treasury Obligations (Cost $8,041,077)			8,026,273
ASSET-BACKED SECURITIES: 1.5%
		Automobile Asset-Backed Securities: 0.0%
51,000	C	Nissan Auto Receivables Owner Trust, 2.940%, due 07/15/11	51,226
			51,226
		Home Equity Asset-Backed Securities: 0.6%
443,722		GSAA Trust, 5.242%, due 05/25/35	408,441
112,000	#,C	Irwin Home Equity, 5.960%, due 08/25/37	28,175
23,319	C	Merrill Lynch Mortgage Investors Trust, 0.669%, due 07/25/34	12,402
278,000	C	Morgan Stanley Mortgage Loan Trust, 5.858%, due 01/25/47	115,491
5,398	C	Renaissance Home Equity Loan Trust, 4.456%, due 05/25/35	5,237
111,000	C	Residential Funding Mortgage Securities II, Inc., 5.890%, due 05/25/37	85,795
31,481	C	Wells Fargo Home Equity Trust, 3.970%, due 05/25/34	29,888
			685,429
		Other Asset-Backed Securities: 0.9%
16,369	C	Amortizing Residential Collateral Trust, 0.559%, due 05/25/32	8,415
11,181	C	Chase Funding Mortgage Loan Asset-Backed Certificates, 0.909%, due 07/25/33	8,675

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF MAY 31, 2009 (CONTINUED)

Principal Amount			Value
		Other Asset-Backed Securities (continued)
$1,716	C	Chase Funding Mortgage Loan Asset-Backed Certificates, 4.045%, due 05/25/33	$1,590
198,768	C	Credit-Based Asset Servicing and Securitization, LLC, 4.831%, due 08/25/35	166,614
49,410	C	Credit-Based Asset Servicing and Securitization, LLC, 5.501%, due 12/25/36	37,185
119,000	#,C	Credit-Based Asset Servicing and Securitization, LLC, 5.746%, due 12/25/37	62,000
97,000	#,C	Credit-Based Asset Servicing and Securitization, LLC, 6.020%, due 12/25/37	30,490
94,946	C	Equity One, Inc., 5.050%, due 09/25/33	67,117
1,385,867	C	First Horizon Asset Back Trust, 0.439%, due 10/25/26	589,942
250,000	#,C,I	Hudson Mezzanine Funding, 1.118%, due 06/12/42	125
21,833	C	Merrill Lynch Mortgage Investors Trust, 5.609%, due 03/25/37	10,018
7,912	C	Popular Mortgage Pass-through Trust, 4.000%, due 12/25/34	7,638
3,059	C	Residential Asset Mortgage Products, Inc., 0.929%, due 06/25/33	2,123
86,466	C	Structured Asset Securities Corp., 4.910%, due 06/25/33	64,762
			1,056,694
Total Asset-Backed Securities (Cost $3,392,357)			1,793,349
COLLATERALIZED MORTGAGE OBLIGATIONS: 6.4%
311,076	C	American Home Mortgage Investment Trust, 0.689%, due 11/25/45	66,156
5,100,842	C, ^	Banc of America Commercial Mortgage, Inc., 0.288%, due 01/15/49	56,950
402,049	C	Banc of America Funding Corp., 5.258%, due 09/20/35	243,593
239,559	C	Banc of America Mortgage Securities, Inc., 5.167%, due 09/25/35	190,505
103,306	C	Banc of America Mortgage Securities, Inc., 5.500%, due 11/25/33	92,498
25,331	C	Banc of America Mortgage Securities, Inc., 5.500%, due 06/25/35	23,231
32,698	C	Bear Stearns Alternative-A Trust, 0.629%, due 07/25/34	16,111
202,123	C	Bear Stearns Commercial Mortgage Securities, 7.780%, due 02/15/32	204,059

Principal Amount			Value
$76,929	C	Chase Manhattan Bank-First Union National Bank, 7.439%, due 08/15/31	$76,850
153,119	C	Chase Mortgage Finance Corp., 5.500%, due 11/25/35	130,479
91,219	C	Citicorp Mortgage Securities, Inc., 5.500%, due 02/25/22	72,464
195,000		Citigroup Commercial Mortgage Trust, 0.000%, due 12/10/49	148,832
96,706	C	Countrywide Alternative Loan Trust, 0.549%, due 11/25/46	23,859
208,743	C	Countrywide Alternative Loan Trust, 2.319%, due 11/25/46	36,820
1,573,492	C	Countrywide Alternative Loan Trust, 5.500%, due 12/25/35	920,523
1,561,544	C	Countrywide Alternative Loan Trust, 6.000%, due 10/25/35	1,012,661
69,841	C	Countrywide Home Loan Mortgage Pass-through Trust, 0.629%, due 04/25/35	10,226
140,680	C	Countrywide Home Loan Mortgage Pass-through Trust, 5.250%, due 10/25/35	99,621
41,142	C	Credit Suisse First Boston Mortgage Securities Corp., 3.727%, due 03/15/35	40,054
120,563	C	Credit Suisse Mortgage Capital Certificates, 7.000%, due 08/25/36	58,387
41,240	C	First Horizon Mortgage Pass-through Trust, 5.392%, due 10/25/35	35,100
89,366	C	First Horizon Mortgage Pass-through Trust, 5.500%, due 12/25/35	85,902
96,499	C	First Union National Bank Commercial Mortgage, 6.663%, due 01/12/43	99,699
4,300,123	C,^	GE Capital Commercial Mortgage Corp., 0.482%, due 06/10/48	42,766
22,021	C	GE Capital Commercial Mortgage Corp., 5.560%, due 06/10/38	22,352
174,252	C	GMAC Mortgage Corp. Loan Trust, 4.587%, due 10/19/33	155,774
340,619	C	GMAC Mortgage Corp. Loan Trust, 5.261%, due 03/18/35	299,907
370,458	C	GMAC Mortgage Corp. Loan Trust, 5.467%, due 11/19/35	255,850
4,057,915	#,C,^	Greenwich Capital Commercial Funding Corp., 0.323%, due 03/10/39	47,181
78,188		GSMPS Mortgage Loan Trust, 0.790%, due 01/25/35	54,919
94,269	C	GSR Mortgage Loan Trust, 5.500%, due 07/25/35	87,772
22,657	C	Harborview Mortgage Loan Trust, 0.678%, due 01/19/35	9,763

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF MAY 31, 2009 (CONTINUED)

Principal Amount			Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$38,408	C	Homebanc Mortgage Trust, 1.169%, due 08/25/29	$19,300
18,247	C	JPMorgan Alternative Loan Trust, 5.502%, due 01/25/36	12,317
13,504,404	C,^	JPMorgan Chase Commercial Mortgage Securities Corp., 0.038%, due 01/12/43	9,999
250,000	C	JPMorgan Chase Commercial Mortgage Securities Corp., 5.399%, due 05/15/45	197,332
9,523	C	JPMorgan Chase Commercial Mortgage Securities Corp., 5.833%, due 04/15/45	9,603
1,056,267	C,^	LB-UBS Commercial Mortgage Trust, 0.505%, due 02/15/40	17,749
190,000	C	LB-UBS Commercial Mortgage Trust, 5.124%, due 11/15/32	179,210
200,000	C	LB-UBS Commercial Mortgage Trust, 5.156%, due 02/15/31	167,873
2,263	C	MASTR Alternative Loans Trust, 6.500%, due 05/25/33	1,960
31,393	C	MASTR Alternative Loans Trust, 8.500%, due 05/25/33	29,545
3,133,193	#,C,^	Merrill Lynch Mortgage Trust, 0.154%, due 11/12/35	8,598
3,960,756	^	Merrill Lynch Mortgage Trust, 0.264%, due 10/12/41	53,510
801,084	C,^	Merrill Lynch/Countrywide Commercial Mortgage Trust, 0.538%, due 08/12/48	15,220
13,955	C	MLCC Mortgage Investors, Inc., 0.629%, due 01/25/29	10,692
30,932	C	MLCC Mortgage Investors, Inc., 0.639%, due 11/25/29	18,772
176,000	C	New York Mortgage Trust, Inc., 5.656%, due 05/25/36	114,957
25,995	C	Prudential Commercial Mortgage Trust, 3.669%, due 02/11/36	25,578
88,307	C	Residential Accredit Loans, Inc., 0.549%, due 04/25/46	15,261
13,819	C	Sequoia Mortgage Trust, 0.586%, due 01/20/35	7,505
21,255	C	Structured Asset Mortgage Investments, Inc., 0.568%, due 04/19/35	10,720
185,782	C	Thornburg Mortgage Securities Trust, 0.659%, due 12/25/33	142,283
200,000	C	Wachovia Bank Commercial Mortgage Trust, 5.083%, due 03/15/42	175,549
240,000	C	Wachovia Bank Commercial Mortgage Trust, 5.308%, due 11/15/48	190,435
44,878	C	Washington Mutual Mortgage Pass-through Certificates, 0.619%, due 01/25/45	21,217

Principal Amount				Value
	$26,312	C	Washington Mutual Mortgage Pass-through Certificates, 0.858%, due 06/25/44	$14,122
	690,841	C	Washington Mutual Mortgage Pass-through Certificates, 2.249%, due 12/25/46	138,372
	143,501	C	Washington Mutual Mortgage Pass-through Certificates, 2.359%, due 09/25/46	27,939
	1,544,383	C	Washington Mutual Mortgage Pass-through Certificates, 2.939%, due 11/25/46	339,764
	787,558	C	Washington Mutual Mortgage Pass-through Certificates, 3.127%, due 12/25/46	334,113
	188,314	C	Washington Mutual Mortgage Pass-through Certificates, 6.000%, due 06/25/34	169,270
	323,000	C	Wells Fargo Mortgage-Backed Securities Trust, 4.778%, due 07/25/34	291,273
	87,307	C	Wells Fargo Mortgage-Backed Securities Trust, 4.882%, due 08/25/34	79,181
	331,987	C	Wells Fargo Mortgage-Backed Securities Trust, 5.386%, due 08/25/35	253,025
Total Collateralized Mortgage Obligations (Cost $12,625,698)				7,823,108
OTHER BONDS: 0.9%
			Foreign Government Bonds: 0.9%
BRL	2,374,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, due 01/01/17	1,142,104
Total Other Bonds (Cost $1,009,204)				1,142,104
Total Long-Term Investments (Cost $127,098,851)				125,680,850
Shares				Value
SHORT-TERM INVESTMENTS: 5.2%

	Affiliated Mutual Fund: 2.6%
3,245,000	ING Institutional Prime Money Market Fund - Class I	$3,245,000
Total Money Market (Cost $3,245,000)		3,245,000

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF MAY 31, 2009 (CONTINUED)

Principal Amount		Value
	Securities Lending Collateralcc: 2.6%
$3,284,562	Bank of New York Mellon Corp. Institutional Cash Reserves	$3,221,027
Total Securities Lending Collateral (Cost $3,284,562)		3,221,027
Total Short-Term Investments (Cost $6,529,562)		6,466,027

Total Investments in Securities (Cost $133,628,413)*	107.3%	$132,146,877
Other Assets and Liabilities - Net	(7.3)	(9,045,951)
Net Assets	100.0%	$123,100,926

@    Non-income producing security

@@    Foreign Issuer

ADR    American Depositary Receipt

MASTR  Mortgage Asset Securitization Transaction, Inc.

#    Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

C    Bond may be called prior to maturity date.

P    Preferred Stock may be called prior to convertible date.

cc    Securities purchased with cash collateral for securities loaned.

##    On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

W    Settlement is on a when-issued or delayed-delivery basis.

I    Illiquid security

L    Loaned security, a portion or all of the security is on loan at May 31, 2009.

±    Defaulted security

X    Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.

^    Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

Z    Indicates Zero Coupon Bond; rate shown reflects current effective yield.

BRL    Brazilian Real

*    Cost for federal income tax purposes is $139,559,859.

  Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$10,239,954
Gross Unrealized Depreciation	(17,652,936)
Net Unrealized Depreciation	$(7,412,982)

Fair Value Measurements*

The following is a summary of the inputs used as of May 31, 2009 in determining the Fund's investments at fair value for purposes of SFAS 157:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock**	$71,179,536	$—	$—
Real Estate Investment Trusts	1,752,787	—	—
Exchange-Traded Funds	66,375	—	—
Preferred Stock	—	185,449	—
Warrants	—	4	—
Corporate Bonds/Notes	—	15,149,630	87,436
U.S. Government Agency Obligations	—	18,474,799	—
U.S. Treasury Obligations	—	8,026,273	—
Asset-Backed Securities	—	1,203,282	590,067
Collateralized Mortgage Obligations	—	5,216,047	2,607,061
Other Bonds	—	—	1,142,104
Short-Term Investments	3,245,000	3,221,027	—
Total	$76,243,698	$51,476,511	$4,426,668
Other Financial Instruments***	41,531	(82,519)	—
Total	$41,531	$(82,519)	$—

"Fair value" for purposes of SFAS 157 is different from "fair value" as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of value in absence of available market quotations.

*  See note 2 in the Notes to Financial Statements for additional information.

**  For further breakdown of Common Stock, by industry type, please refer to the Portfolio of Investments.

***  Other financial instruments may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF MAY 31, 2009 (CONTINUED)

The following is a reconciliation of the fair value measurements using significant unobservable inputs (Level 3) for the year ended May 31, 2009:

	Beginning Balance 05/31/08	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Appreciation/ (Depreciation)	Net Transfers In/(Out) of Level 3	Ending Balance at 05/31/09
Corporate Bonds/Notes	$2,799,786	$(1,475,186)	$3,875	$(696,413)	$(408,305)	$(136,321)	$87,436
Asset-Backed Securities	1,673,127	(37,447)	—	—	(1,045,613)	—	590,067
Collateralized Mortgage Obligations	505,121	(168,257)	86	(98,831)	569,777	1,799,165	2,607,061
Other Bonds	—	1,009,204	—	—	132,900	—	1,142,104
Other Financial Instruments**	154,832	(151,211)	3,724	81,801	(40,599)	(48,547)	—
Total	$5,132,866	$(822,897)	$7,685	$(713,443)	$(791,840)	$1,614,297	$4,426,668

For the year ended May 31, 2009, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $(1,237,465). Total unrealized gain (loss) for all securities (including Level 1 and Level 2) can be found on the accompanying Statement of Operations.

*  See note 2 in the Notes to Financial Statements for additional information.

**  Other financial instruments may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.

At May 31, 2009 the following forward foreign currency contracts were outstanding for the ING Balanced Fund:

Currency	Buy/Sell	Settlement Date	In Exchange For	Value	Unrealized Appreciation/ (Depreciation)
Brazilian Real BRL 497,200	Buy	06/04/09	245,592	252,451	$6,859
Brazilian Real BRL 888,360	Buy	06/18/09	433,197	449,546	16,349
					$23,208
Brazilian Real BRL 497,200	Sell	06/04/09	230,399	252,451	$(22,052)
Brazilian Real BRL 888,350	Sell	06/18/09	416,185	449,541	(33,356)
					$(55,408)

ING Balanced Fund Open Futures Contracts on May 31, 2009:

Contract Description	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500	3	06/18/09	$21,067
S&P 500	1	09/17/09	6,397
U.S. Treasury 2-Year Note	7	09/30/09	1,842
U.S. Treasury 5-Year Note	21	09/30/09	11,596
U.S. Treasury Long Bond	2	09/21/09	3,988
			$44,890
Short Contracts
U.S. Treasury 10-Year Note	3	09/21/09	$(3,359)
			$(3,359)

ING Balanced Fund Credit Default Swap Agreements Outstanding on May 31, 2009(8):

Credit Default Swaps on Corporate and Sovereign Issues — Buy Protection(1)(2)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Termination Date	Notional Amount(3)		Market Value(4)	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services Inc.	Domtar Inc. 7.875%, 10/15/11	Buy	(2.650)%	09/20/11	USD	84,500	$5,458	$—	$5,458
Goldman Sachs International	Dow Chemical Co. 7.375%, 11/01/29	Buy	(1.280)%	12/20/13	USD	154,000	5,703	—	5,703
Barclays Bank PLC	GAP Inc. 8.800%, 12/15/08*	Buy	(1.200)%	06/20/13	USD	81,000	(2,654)	—	(2,654)
Citibank N.A., New York	MBIA Inc. 6.625%, 10/01/28	Buy	(5.000)%	09/20/13	USD	32,000	9,572	9,316	256
Citibank N.A., New York	MBIA Inc. 6.625%, 10/01/28	Buy	(5.000)%	09/20/13	USD	67,000	20,041	18,719	1,322
JPMorgan Chase Bank, N.A. New York	MBIA Inc. 6.625%, 10/01/28	Buy	(5.000)%	09/20/13	USD	211,000	63,114	32,082	31,032

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF MAY 31, 2009 (CONTINUED)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Termination Date	Notional Amount(3)		Market Value(4)	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services Inc.	Temple-Inland Inc. 7.875%, 05/01/12	Buy	(1.600)%	09/20/17	USD	210,000	$6,630	$—	$6,630
Morgan Stanley Capital Services Inc.	VF Corp. 8.500%, 10/01/10	Buy	(0.850)%	09/20/13	USD	139,000	(1,397)	—	(1,397)
						$978,500	$106,467	$60,117	$46,350

Credit Default Swaps on Corporate and Sovereign Issues — Sell Protection(5)(6)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Termination Date	Implied Credit Spread at 05/31/09(7)	Notional Amount(3)		Market Value(4)	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
UBS AG	Domtar Inc. 7.875%, 10/15/11	Sell	2.600%	09/20/11	5.74%	USD	84,000	$(5,514)	$—	$(5,514)
Citibank N.A., New York	MBIA Global Funding LLC, FRN, 10/06/10	Sell	5.000%	09/20/13	39.08%	USD	32,000	(18,762)	(10,365)	(8,397)
Citibank N.A., New York	MBIA Global Funding LLC, FRN, 10/06/10	Sell	5.000%	09/20/13	39.08%	USD	67,000	(39,284)	(23,675)	(15,609)
Goldman Sachs International	MBIA Global Funding LLC, FRN, 10/06/10	Sell	5.000%	09/20/13	39.08%	USD	53,000	(31,075)	(16,950)	(14,125)
JPMorgan Chase Bank, N.A. New York	MBIA Global Funding LLC, FRN, 10/06/10	Sell	5.000%	09/20/13	39.08%	USD	106,000	(62,151)	(17,012)	(45,139)
							$342,000	$(156,786)	$(68,002)	$(88,784)

*  In the event of a default, if this bond is no longer available an equivalent bond will be delivered.

(1)  If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either 1.) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or 2.) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)  The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and to hedge against anticipated potential credit events.

(3)  The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(4)  The market values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing market values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation's credit soundness and a greater likelihood or risk of default or other credit event occurring.

(5)  If the Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will generally either 1.) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or 2.) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

(6)  The Fund has sold credit protection through credit default swaps to gain exposure to the credit risk of individual securities, to hedge against anticipated potential credit events and as part of an arbitrage strategy.

(7)  Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues are disclosed in the table above and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting market values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(8)  The Fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, and overall risk profile as described in the accompanying Notes to Financial Statements. As of May 31, 2009, the total notional amount of all open swap positions as presented in the above table is indicative of the volume of this derivative type.

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING BALANCED FUND  AS OF MAY 31, 2009 (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of May 31, 2009 was as follows:

Derivatives not accounted for as hedging instruments under SFAS No. 133	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$23,208
Credit contracts	Unrealized appreciation on swap agreements	50,401
Total Asset Derivatives		$73,609
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$55,408
Credit contracts	Unrealized depreciation on swap agreements	92,835
Total Liability Derivatives		$148,243

The effect of derivative instruments on the Fund's Statement of Operations for the year ended May 31, 2009 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments under SFAS No. 133	Forward Foreign Currency Contracts	Futures	Swaps	Total
Equity contracts	$—	$(344,528)	$—	$(344,528)
Foreign exchange contracts	47,181	—	—	47,181
Interest rate contracts	—	(413,058)	62,868	(350,190)
Credit contracts	—	—	1,456,405	1,456,405
Total	$47,181	$(757,586)	$1,519,273	$808,868

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments under SFAS No. 133	Forward Foreign Currency Contracts	Futures	Swaps	Total
Equity contracts	$—	$34,619	$—	$34,619
Foreign exchange contracts	(19,770)	—	—	(19,770)
Interest rate contracts	—	178,796	(135,290)	43,506
Credit contracts	—	—	(863,167)	(863,167)
Total	$(19,770)	$213,415	$(998,457)	$(804,812)

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GROWTH AND INCOME FUND  AS OF MAY 31, 2009

Shares			Value
COMMON STOCK: 98.3%
		Apparel: 2.3%
290,400	@	Coach, Inc.	$7,628,808
			7,628,808
		Auto Manufacturers: 2.8%
127,039	@	Navistar International Corp.	5,057,423
151,900		Paccar, Inc.	4,534,215
			9,591,638
		Auto Parts & Equipment: 0.6%
68,300	@@	Autoliv, Inc.	1,897,374
			1,897,374
		Banks: 9.1%
53,673		Goldman Sachs Group, Inc.	7,759,506
257,298		JPMorgan Chase & Co.	9,494,296
102,500		Morgan Stanley	3,107,800
67,900		PNC Financial Services Group, Inc.	3,092,845
294,890		Wells Fargo & Co.	7,519,695
			30,974,142
		Beverages: 4.5%
219,000		Coca-Cola Co.	10,766,039
88,800		PepsiCo, Inc.	4,622,040
			15,388,079
		Biotechnology: 2.2%
175,400	@	Gilead Sciences, Inc.	7,559,740
			7,559,740
		Chemicals: 0.4%
45,500		EI Du Pont de Nemours & Co.	1,295,385
			1,295,385
		Computers: 4.5%
72,317	@	Apple, Inc.	9,821,372
159,000		Hewlett-Packard Co.	5,461,650
12,700	X	Seagate Technology, Inc. - Escrow	—
			15,283,022
		Cosmetics/Personal Care: 2.6%
171,219		Procter & Gamble Co.	8,893,115
			8,893,115
		Distribution/Wholesale: 0.0%
1,620		Watsco, Inc.	78,777
			78,777
		Electric: 4.0%
51,600		Entergy Corp.	3,850,392
118,700		Exelon Corp.	5,698,787
109,200		Pacific Gas & Electric Co.	4,008,732
			13,557,911
		Electronics: 3.2%
173,800		Amphenol Corp.	5,803,182
54,700	@	Flir Systems, Inc.	1,228,562
94,800	@	Thermo Electron Corp.	3,688,668
			10,720,412

Shares			Value
		Engineering & Construction: 1.6%
327,013	@@	ABB Ltd. ADR	$5,382,634
			5,382,634
		Entertainment: 0.5%
134,500		Regal Entertainment Group	1,716,220
			1,716,220
		Environmental Control: 0.8%
110,800	@	Waste Connections, Inc.	2,814,320
			2,814,320
		Food: 3.7%
409,797	@,@@	Cosan Ltd.	2,094,063
191,700		Flowers Foods, Inc.	4,058,289
40,300		JM Smucker Co.	1,622,478
112,000		Kellogg Co.	4,844,000
			12,618,830
		Healthcare-Products: 2.6%
137,589	@@	Covidien Ltd.	4,914,679
103,000	@	St. Jude Medical, Inc.	4,019,060
			8,933,739
		Healthcare-Services: 0.9%
64,200	@	WellPoint, Inc.	2,989,794
			2,989,794
		Insurance: 4.1%
91,358		Reinsurance Group of America, Inc.	3,360,147
132,805		Travelers Cos., Inc.	5,399,851
188,200	@@	Willis Group Holdings Ltd.	5,011,766
			13,771,764
		Internet: 3.2%
25,905	@	Google, Inc. - Class A	10,808,343
			10,808,343
		Iron/Steel: 0.7%
67,000	L	United States Steel Corp.	2,283,360
			2,283,360
		Media: 2.0%
514,500		CBS Corp. - Class B	3,797,010
123,688	@	Liberty Media Corp. - Entertainment	2,988,302
			6,785,312
		Mining: 3.1%
89,700	@@	Barrick Gold Corp.	3,415,776
51,300	@@,L	BHP Billiton Ltd. ADR	2,885,112
80,300		Freeport-McMoRan Copper & Gold, Inc.	4,370,729
			10,671,617
		Miscellaneous Manufacturing: 1.9%
147,200		Honeywell International, Inc.	4,881,152
46,300		Illinois Tool Works, Inc.	1,495,027
			6,376,179

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING GROWTH AND INCOME FUND  AS OF MAY 31, 2009 (CONTINUED)

Shares			Value
		Oil & Gas: 13.5%
23,000		Apache Corp.	$1,937,980
68,400	@@	EnCana Corp.	3,791,412
260,070	@	EXCO Resources, Inc.	4,002,477
237,570		ExxonMobil Corp.	16,475,480
126,800		Marathon Oil Corp.	4,042,384
127,411	@@	Nexen, Inc.	3,168,712
88,500	@@	Petroleo Brasileiro SA ADR	3,896,655
71,700	@@	Royal Dutch Shell PLC ADR - Class A	3,865,347
60,700	@	Transocean, Ltd.	4,824,436
			46,004,883
		Oil & Gas Services: 1.0%
217,000		BJ Services Co.	3,393,880
			3,393,880
		Pharmaceuticals: 6.8%
164,850		Abbott Laboratories	7,428,141
92,400		AmerisourceBergen Corp.	3,428,040
60,400		McKesson Corp.	2,485,460
98,500		Omnicare, Inc.	2,662,455
126,400		Pfizer, Inc.	1,920,016
113,600	@@	Teva Pharmaceutical Industries Ltd. ADR	5,266,496
			23,190,608
		Retail: 2.9%
123,200		Abercrombie & Fitch Co.	3,709,552
241,800		Macy's, Inc.	2,824,224
166,200		Staples, Inc.	3,398,790
			9,932,566
		Semiconductors: 2.4%
192,700		Applied Materials, Inc.	2,169,802
554,500	@@	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	6,066,230
			8,236,032
		Software: 3.5%
168,900	@	Ansys, Inc.	5,043,354
342,200		Oracle Corp.	6,703,698
			11,747,052
		Telecommunications: 6.1%
329,100		AT&T, Inc.	8,158,389
173,700	@	Cisco Systems, Inc.	3,213,450
144,890		Qualcomm, Inc.	6,315,755
578,400	@	Sprint Nextel Corp.	2,978,760
			20,666,354
		Transportation: 0.8%
90,300		JB Hunt Transport Services, Inc.	2,774,919
			2,774,919
		Total Common Stock (Cost $301,171,323)	333,966,809
SHORT-TERM INVESTMENTS: 3.5%

	Affiliated Mutual Fund: 2.0%
6,791,000	ING Institutional Prime Money Market Fund - Class I	6,791,000
Total Mutual Fund (Cost $6,791,000)		6,791,000

Principal Amount		Value
	Securities Lending Collateralcc: 1.5%
$5,066,409	Bank of New York Mellon Corp. Institutional Cash Reserves	$5,019,946
Total Securities Lending Collateral (Cost $5,066,409)		5,019,946
Total Short-Term Investments (Cost $11,857,409)		11,810,946

Total Investments in Securities (Cost $313,028,732)*	101.8%	$345,777,755
Other Assets and Liabilities - Net	(1.8)	(6,114,056)
Net Assets	100.0%	$339,663,699

@  Non-income producing security

@@  Foreign Issuer

ADR  American Depositary Receipt

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned security, a portion or all of the security is on loan at May 31, 2009.

X  Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.

*  Cost for federal income tax purposes is $326,504,877.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$40,971,398
Gross Unrealized Depreciation	(21,698,520)
Net Unrealized Appreciation	$19,272,878

Fair Value Measurements*

The following is a summary of the inputs used as of May 31, 2009 in determining the Fund's investments at fair value for purposes of SFAS 157:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock**	$333,966,809	$—	$—
Short-Term Investments	6,791,000	5,019,946	—
Total	$340,757,809	$5,019,946	$—
Other Financial Instruments***	—	—	—
Total	$—	$—	$—

"Fair value" for purposes of SFAS 157 is different from "fair value" as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of value in absence of available market quotations.

*  See note 2 in the Notes to Financial Statements for additional information.

**  For further breakdown of Common Stock, by industry type, please refer to the Portfolio of Investments.

***  Other financial instruments may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING CORPORATE LEADERS 100 FUND  AS OF MAY 31, 2009

Shares			Value
COMMON STOCK: 94.7%
		Aerospace/Defense: 5.1%
1,760		Boeing Co.	$78,936
1,520		General Dynamics Corp.	86,488
930		Lockheed Martin Corp.	77,776
1,630		Raytheon Co.	72,780
1,460		United Technologies Corp.	76,811
			392,791
		Agriculture: 1.8%
3,820		Altria Group, Inc.	65,284
1,704		Philip Morris International, Inc.	72,659
			137,943
		Apparel: 1.0%
1,360		Nike, Inc.	77,588
			77,588
		Auto Manufacturers: 1.3%
16,700	@	Ford Motor Co.	96,025
			96,025
		Banks: 10.0%
6,730		Bank of America Corp.	75,847
2,220		Bank of New York Mellon Corp.	61,672
3,670		Capital One Financial Corp.	89,695
17,180		Citigroup, Inc.	63,910
630		Goldman Sachs Group, Inc.	91,079
2,310		JPMorgan Chase & Co.	85,239
2,820		Morgan Stanley	85,502
10,480		Regions Financial Corp.	43,911
4,540		US Bancorp.	87,168
3,260		Wells Fargo & Co.	83,130
			767,153
		Beverages: 1.7%
1,420		Coca-Cola Co.	69,807
1,180		PepsiCo, Inc.	61,419
			131,226
		Biotechnology: 1.5%
1,170	@	Amgen, Inc.	58,430
1,330	@	Gilead Sciences, Inc.	57,323
			115,753
		Chemicals: 3.1%
5,300		Dow Chemical Co.	93,704
2,840		EI Du Pont de Nemours & Co.	80,855
800		Monsanto Co.	65,720
			240,279
		Commercial Services: 0.9%
380		Mastercard, Inc.	67,005
			67,005
		Computers: 4.8%
610	@	Apple, Inc.	82,844
6,540	@	Dell, Inc.	75,733
5,580	@	EMC Corp.	65,565
1,970		Hewlett-Packard Co.	67,670
720		International Business Machines Corp.	76,522
			368,334

Shares			Value
		Cosmetics/Personal Care: 2.9%
3,290		Avon Products, Inc.	$87,382
1,060		Colgate-Palmolive Co.	69,907
1,280		Procter & Gamble Co.	66,483
			223,772
		Diversified Financial Services: 2.1%
3,330		American Express Co.	82,751
2,720		NYSE Euronext	81,600
			164,351
		Electric: 3.4%
2,490		American Electric Power Co., Inc.	65,587
950		Entergy Corp.	70,889
1,400		Exelon Corp.	67,214
2,070		Southern Co.	58,809
			262,499
		Food: 3.6%
2,280		Campbell Soup Co.	63,202
1,910		HJ Heinz Co.	69,868
2,850		Kraft Foods, Inc.	74,414
7,690		Sara Lee Corp.	69,133
			276,617
		Forest Products & Paper: 1.0%
2,270		Weyerhaeuser Co.	76,227
			76,227
		Healthcare-Products: 3.5%
1,210		Baxter International, Inc.	61,940
1,919	@@	Covidien Ltd.	68,547
1,120		Johnson & Johnson	61,779
2,140		Medtronic, Inc.	73,509
			265,775
		Healthcare-Services: 1.1%
3,060		UnitedHealth Group, Inc.	81,396
			81,396
		Insurance: 1.1%
3,340		Allstate Corp.	85,938
			85,938
		Internet: 1.8%
900	@	Amazon.com, Inc.	70,191
160	@	Google, Inc. - Class A	66,757
			136,948
		Machinery-Construction & Mining: 1.0%
2,250		Caterpillar, Inc.	79,785
			79,785
		Media: 3.0%
4,620		Comcast Corp. - Class A	63,617
3,386		Time Warner, Inc.	79,300
3,500		Walt Disney Co.	84,770
			227,687
		Mining: 1.0%
8,560		Alcoa, Inc.	78,923
			78,923

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING CORPORATE LEADERS 100 FUND  AS OF MAY 31, 2009 (CONTINUED)

Shares			Value
		Miscellaneous Manufacturing: 3.0%
1,250		3M Co.	$71,375
6,290		General Electric Co.	84,789
2,230		Honeywell International, Inc.	73,947
			230,111
		Office/Business Equipment: 1.0%
10,920		Xerox Corp.	74,256
			74,256
		Oil & Gas: 4.8%
950		Chevron Corp.	63,337
1,620		ConocoPhillips	74,261
1,400		Devon Energy Corp.	88,536
930		ExxonMobil Corp.	64,496
1,100		Occidental Petroleum Corp.	73,821
			364,451
		Oil & Gas Services: 4.3%
2,110		Baker Hughes, Inc.	82,417
3,340		Halliburton Co.	76,586
2,110	@	National Oilwell Varco, Inc.	81,488
1,550		Schlumberger Ltd.	88,707
			329,198
		Pharmaceuticals: 4.9%
1,230		Abbott Laboratories	55,424
2,860		Bristol-Myers Squibb Co.	56,971
2,240		Merck & Co., Inc.	61,779
4,420		Pfizer, Inc.	67,140
2,540		Schering-Plough Corp.	61,976
1,520		Wyeth	68,187
			371,477
		Pipelines: 1.2%
5,640		Williams Cos., Inc.	94,634
			94,634
		Retail: 6.9%
1,360		Costco Wholesale Corp.	65,987
2,260		CVS Caremark Corp.	67,348
2,690		Home Depot, Inc.	62,300
3,350		Lowe's Cos., Inc.	63,684
1,140		McDonald's Corp.	67,249
1,910		Target Corp.	75,063
2,410		Walgreen Co.	71,794
1,180		Wal-Mart Stores, Inc.	58,693
			532,118
		Semiconductors: 1.8%
4,240		Intel Corp.	66,653
3,810		Texas Instruments, Inc.	73,914
			140,567
		Software: 1.9%
3,560		Microsoft Corp.	74,368
3,530		Oracle Corp.	69,153
			143,521
		Telecommunications: 4.4%
2,480		AT&T, Inc.	61,479
3,830	@	Cisco Systems, Inc.	70,855
1,660		Qualcomm, Inc.	72,359
14,150	@	Sprint Nextel Corp.	72,873
2,070		Verizon Communications, Inc.	60,568
			338,134

Shares		Value
	Transportation: 3.8%
1,030	Burlington Northern Santa Fe Corp.	$74,613
1,420	FedEx Corp.	78,711
1,920	Norfolk Southern Corp.	71,424
1,250	United Parcel Service, Inc. - Class B	63,925
		288,673
	Total Common Stock (Cost $6,027,140)	7,261,155
EXCHANGE-TRADED FUNDS: 4.7%
	Exchange-Traded Funds: 4.7%
3,900	SPDR Trust Series 1	360,399
	Total Exchange-Traded Funds (Cost $344,702)	360,399
	Total Long-Term Investments (Cost $6,371,842)	7,621,554
SHORT-TERM INVESTMENTS: 0.4%

	Affiliated Mutual Fund: 0.4%
29,000	ING Institutional Prime Money Market Fund - Class I	29,000
Total Short-Term Investments (Cost $29,000)		29,000

Total Investments in Securities (Cost $6,400,842)*	99.8%	$7,650,554
Other Assets and Liabilities - Net	0.2	17,608
Net Assets	100.0%	$7,668,162

@  Non-income producing security

@@  Foreign Issuer

*  Cost for federal income tax purposes is $6,887,723.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$1,285,630
Gross Unrealized Depreciation	(522,799)
Net Unrealized Appreciation	$762,831

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING CORPORATE LEADERS 100 FUND  AS OF MAY 31, 2009 (CONTINUED)

Fair Value Measurements*

The following is a summary of the inputs used as of May 31, 2009 in determining the Fund's investments at fair value for purposes of SFAS 157:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock**	$7,261,155	$—	$—
Exchange-Traded Funds	360,399	—	—
Short-Term Investments	29,000	—	—
Total	$7,650,554	$—	$—
Other Financial Instruments***	—	—	—
Total	$—	$—	$—

"Fair value" for purposes of SFAS 157 is different from "fair value" as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of value in absence of available market quotations.

*  See note 2 in the Notes to Financial Statements for additional information.

**  For further breakdown of Common Stock, by industry type, please refer to the Portfolio of Investments.

***  Other financial instruments may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING SMALL COMPANY FUND  AS OF MAY 31, 2009

Shares			Value
COMMON STOCK: 91.3%
		Advertising: 0.4%
32,722	@	inVentiv Health, Inc.	$412,297
			412,297
		Aerospace/Defense: 1.9%
31,125	@	Moog, Inc.	743,888
22,800	@	Orbital Sciences Corp.	335,616
21,500	@	Teledyne Technologies, Inc.	706,705
			1,786,209
		Apparel: 2.4%
39,608	@	Carter's, Inc.	936,729
20,800	@	True Religion Apparel, Inc.	479,648
45,400		Wolverine World Wide, Inc.	899,374
			2,315,751
		Auto Parts & Equipment: 0.6%
51,956		Cooper Tire & Rubber Co.	550,734
			550,734
		Banks: 5.6%
53,317		Bank Mutual Corp.	483,585
10,990		Bank of the Ozarks, Inc.	277,937
43,800		First Midwest Bancorp., Inc.	381,060
35,737		FirstMerit Corp.	622,181
12,800		Glacier Bancorp., Inc.	212,096
48,000		Old National Bancorp.	575,520
23,568		PacWest Bancorp	333,016
14,979		Prosperity Bancshares, Inc.	420,311
19,100	@	Signature Bank	516,655
23,329		Sterling Bancshares, Inc.	147,906
10,495		UMB Financial Corp.	421,164
8,900		Westamerica Bancorp.	461,554
60,625	@	Western Alliance Bancorp.	419,525
			5,272,510
		Biotechnology: 3.2%
9,442	@	Acorda Therapeutics, Inc.	233,123
4,300	@	AMAG Pharmaceuticals, Inc.	226,180
3,929	@	Bio-Rad Laboratories, Inc.	292,475
15,600	@	Cubist Pharmaceuticals, Inc.	266,136
13,100	@	Dendreon Corp.	296,977
21,100	@	InterMune, Inc.	249,402
27,450	@	Medicines Co.	210,267
9,200	@	OSI Pharmaceuticals, Inc.	310,960
56,645	@	RTI Biologics, Inc.	220,916
20,000	@	Seattle Genetics, Inc.	183,800
6,186	@	United Therapeutics Corp.	495,808
			2,986,044
		Chemicals: 3.1%
24,700		Albemarle Corp.	697,034
16,900		Cytec Industries, Inc.	363,012
41,100		HB Fuller Co.	699,522
11,700		Minerals Technologies, Inc.	457,704
45,400		RPM International, Inc.	695,528
			2,912,800
		Commercial Services: 4.2%
35,900		Arbitron, Inc.	714,769
14,800	@	Capella Education Co.	772,412
14,200	@	FTI Consulting, Inc.	713,124

Shares			Value
16,500		Global Payments, Inc.	$593,340
18,500	@	PHH Corp.	284,900
31,100	@	TrueBlue, Inc.	265,283
16,702		Watson Wyatt Worldwide, Inc.	633,674
			3,977,502
		Computers: 3.0%
24,700	@	CACI International, Inc.	947,739
103,841	@	Mentor Graphics Corp.	583,586
30,100	@	Micros Systems, Inc.	786,212
15,000	@	Synaptics, Inc.	526,800
			2,844,337
		Cosmetics/Personal Care: 1.1%
17,300	@	Chattem, Inc.	1,033,329
			1,033,329
		Distribution/Wholesale: 2.5%
37,600	@	Fossil, Inc.	841,488
18,700		Owens & Minor, Inc.	655,622
16,700		Watsco, Inc.	822,141
			2,319,251
		Diversified Financial Services: 2.0%
31,100		Duff & Phelps Corp.	462,146
33,548	@	Knight Capital Group, Inc.	577,361
36,943		Sanders Morris Harris Group, Inc.	199,492
15,308	@	Stifel Financial Corp.	666,510
			1,905,509
		Electric: 3.8%
22,900		Black Hills Corp.	490,060
51,800		Cleco Corp.	1,059,825
34,200	@	El Paso Electric Co.	452,808
16,388		Idacorp, Inc.	381,349
8,600		NorthWestern Corp.	184,298
55,670		Portland General Electric Co.	1,001,503
			3,569,843
		Electrical Components & Equipment: 0.6%
64,429	@	Advanced Energy Industries, Inc.	608,854
			608,854
		Electronics: 3.8%
20,700		Brady Corp.	512,946
40,000	@	FEI Co.	870,400
20,072	@	Flir Systems, Inc.	450,817
9,600	@	Plexus Corp.	175,296
26,600	@	Varian, Inc.	926,212
33,300		Watts Water Technologies, Inc.	682,983
			3,618,654
		Entertainment: 1.0%
35,200	@	Bally Technologies, Inc.	985,600
			985,600
		Environmental Control: 1.5%
10,359	@	Clean Harbors, Inc.	564,773
34,333	@	Waste Connections, Inc.	872,058
			1,436,831

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING SMALL COMPANY FUND  AS OF MAY 31, 2009 (CONTINUED)

Shares			Value
		Food: 1.8%
37,308		Flowers Foods, Inc.	$789,810
7,400	@	Ralcorp Holdings, Inc.	423,798
37,800		Spartan Stores, Inc.	469,098
			1,682,706
		Gas: 0.5%
15,100		WGL Holdings, Inc.	448,772
			448,772
		Hand/Machine Tools: 0.9%
21,200		Regal-Beloit Corp.	837,612
			837,612
		Healthcare-Products: 3.1%
15,200	@	Gen-Probe, Inc.	647,976
18,486	@	Greatbatch, Inc.	381,921
11,100	@	Haemonetics Corp.	590,853
14,900	@	Immucor, Inc.	224,245
39,923		Meridian Bioscience, Inc.	762,929
33,030	@	Micrus Endovascular Corp.	297,600
			2,905,524
		Healthcare-Services: 1.5%
10,201	@	Healthsouth Corp.	120,780
30,700	@	Psychiatric Solutions, Inc.	566,415
12,606		Universal Health Services, Inc.	692,448
			1,379,643
		Home Builders: 0.5%
30,200		Ryland Group, Inc.	515,816
			515,816
		Home Furnishings: 0.2%
18,713		Ethan Allen Interiors, Inc.	229,421
			229,421
		Housewares: 0.5%
14,000		Toro Co.	431,200
			431,200
		Insurance: 3.5%
17,172	@,@@	Argo Group International Holdings Ltd.	481,503
20,300		Delphi Financial Group	386,512
41,777		Meadowbrook Insurance Group, Inc.	308,732
12,700	@	Navigators Group, Inc.	555,498
25,100	@@	Platinum Underwriters Holdings Ltd.	723,633
14,351	@	ProAssurance Corp.	648,809
14,661		Stewart Information Services Corp.	225,779
			3,330,466
		Internet: 1.4%
60,119	@	Avocent Corp.	841,666
36,500	@	Blue Coat Systems, Inc.	517,205
			1,358,871
		Investment Companies: 0.2%
27,200		Apollo Investment Corp.	149,872
			149,872

Shares			Value
		Machinery-Diversified: 2.9%
11,900	@	AGCO Corp.	$343,434
23,736	@	Gardner Denver, Inc.	672,678
37,300	@	Intermec, Inc.	428,204
11,892		Nordson Corp.	456,653
24,104		Wabtec Corp.	860,031
			2,761,000
		Metal Fabricate/Hardware: 0.9%
48,100		Commercial Metals Co.	816,257
			816,257
		Miscellaneous Manufacturing: 1.3%
35,800		Actuant Corp.	439,624
50,551		Barnes Group, Inc.	771,408
			1,211,032
		Oil & Gas: 4.8%
17,894	@	Bill Barrett Corp.	608,933
35,374	@	Carrizo Oil & Gas, Inc.	755,235
11,100	@	Comstock Resources, Inc.	442,113
60,218	@	EXCO Resources, Inc.	926,755
32,000		Frontier Oil Corp.	559,040
55,700	@	McMoRan Exploration Co.	377,646
24,500	@	Unit Corp.	820,995
			4,490,717
		Oil & Gas Services: 2.1%
9,235		Core Laboratories NV	876,771
19,300	@	Dril-Quip, Inc.	797,476
39,420	@	Tetra Technologies, Inc.	342,954
			2,017,201
		Packaging & Containers: 1.0%
20,530		Silgan Holdings, Inc.	908,658
			908,658
		Pharmaceuticals: 1.6%
60,800	@	Akorn, Inc.	65,664
27,878	@	Nektar Therapeutics	188,177
21,438		Omnicare, Inc.	579,469
22,200	@	Onyx Pharmaceuticals, Inc.	525,252
21,700	@	Savient Pharmaceuticals, Inc.	137,795
			1,496,357
		Retail: 4.9%
14,800	@	Aeropostale, Inc.	512,376
31,100		Casey's General Stores, Inc.	784,653
33,200	@	Dress Barn, Inc.	525,556
39,827	@	Jack in the Box, Inc.	1,047,450
29,250	@	Jo-Ann Stores, Inc.	632,093
29,179	@	Papa John's International, Inc.	790,751
113,300	@	Wet Seal, Inc.	356,895
			4,649,774
		Savings & Loans: 1.6%
47,349		NewAlliance Bancshares, Inc.	612,696
31,000		Provident Financial Services, Inc.	305,040
60,098		Westfield Financial, Inc.	552,902
			1,470,638

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING SMALL COMPANY FUND  AS OF MAY 31, 2009 (CONTINUED)

Shares			Value
		Semiconductors: 4.1%
20,100	@	Emulex Corp.	$220,899
122,400	@	Entegris, Inc.	352,512
39,900	@	Formfactor, Inc.	724,185
36,600		Micrel, Inc.	269,010
41,300	@	MKS Instruments, Inc.	557,963
73,700	@	ON Semiconductor Corp.	504,845
21,600		Power Integrations, Inc.	476,496
64,482	@,@@	Verigy Ltd.	773,784
			3,879,694
		Software: 4.4%
29,455	@	Ansys, Inc.	879,526
13,400	@	Concur Technologies, Inc.	395,300
35,300	@	Parametric Technology Corp.	408,774
25,800	@	Progress Software Corp.	578,436
54,300	@	Quest Software, Inc.	701,556
41,300	@	Solera Holdings, Inc.	945,770
43,650	@	THQ, Inc.	280,670
			4,190,032
		Telecommunications: 3.4%
76,659		Alaska Communications Systems Group, Inc.	518,981
32,100		NTELOS Holdings Corp.	573,627
44,621	@	Polycom, Inc.	772,390
63,512	@	RCN Corp.	349,316
27,900	@	SBA Communications Corp.	713,403
17,900	@	Tekelec	292,307
			3,220,024
		Transportation: 3.5%
23,898	@	Atlas Air Worldwide Holdings, Inc.	618,480
47,600		Heartland Express, Inc.	747,320
30,500	@	HUB Group, Inc.	602,680
19,500	@	Kirby Corp.	655,590
22,800	@	Old Dominion Freight Line	671,460
			3,295,530
		Total Common Stock (Cost $105,770,648)	86,212,872
REAL ESTATE INVESTMENT TRUSTS: 4.8%
		Apartments: 1.3%
27,150		American Campus Communities, Inc.	624,179
16,813		Mid-America Apartment Communities, Inc.	610,144
			1,234,323
		Hotels: 0.3%
47,300		DiamondRock Hospitality Co.	307,450
			307,450
		Mortgage: 1.3%
17,807		Hatteras Financial Corp.	443,750
46,424		Redwood Trust, Inc.	739,070
			1,182,820
		Office Property: 0.7%
11,500		Corporate Office Properties Trust SBI MD	341,320
14,700		Highwoods Properties, Inc.	332,514
			673,834

Shares		Value
	Shopping Centers: 0.5%
31,394	Acadia Realty Trust	$421,307
		421,307
	Single Tenant: 0.7%
40,197	National Retail Properties, Inc.	687,771
		687,771
	Total Real Estate Investment Trusts (Cost $4,197,354)	4,507,505
EXCHANGE-TRADED FUNDS: 1.2%
	Exchange-Traded Funds: 1.2%
9,380	iShares Russell 2000 Index Fund	471,533
14,406	iShares Russell 2000 Value Index Fund	671,464
	Total Exchange-Traded Funds (Cost $1,141,099)	1,142,997
	Total Long-Term Investments (Cost $111,109,101)	91,863,374
SHORT-TERM INVESTMENTS: 1.0%

	Affiliated Mutual Fund: 1.0%
964,000	ING Institutional Prime Money Market Fund - Class I	964,000
Total Short-Term Investments (Cost $964,000)		964,000

Total Investments in Securities (Cost $112,073,101)*	98.3%	$92,827,374
Other Assets and Liabilities - Net	1.7	1,650,060
Net Assets	100.0%	$94,477,434

@  Non-income producing security

@@  Foreign Issuer

*  Cost for federal income tax purposes is $112,615,483.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$3,367,046
Gross Unrealized Depreciation	(23,155,155)
Net Unrealized Depreciation	$(19,788,109)

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING SMALL COMPANY FUND  AS OF MAY 31, 2009 (CONTINUED)

Fair Value Measurements*

The following is a summary of the inputs used as of May 31, 2009 in determining the Fund's investments at fair value for purposes of SFAS 157:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock**	$86,212,872	$—	$—
Real Estate Investment Trusts	4,507,505	—	—
Exchange-Traded Funds	1,142,997	—	—
Short-Term Investments	964,000	—	—
Total	$92,827,374	$—	$—
Other Financial Instruments***	—	—	—
Total	$—	$—	$—

"Fair value" for purposes of SFAS 157 is different from "fair value" as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of value in absence of available market quotations.

*  See note 2 in the Notes to Financial Statements for additional information.

**  For further breakdown of Common Stock, by industry type, please refer to the Portfolio of Investments.

***  Other financial instruments may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING TACTICAL ASSET ALLOCATION FUND  AS OF MAY 31, 2009

Shares			Value
COMMON STOCK: 91.4%
		Advertising: 0.1%
3,900	@,S	Interpublic Group of Cos., Inc.	$20,436
2,540	S	Omnicom Group	77,470
			97,906
		Aerospace/Defense: 2.2%
6,070	S	Boeing Co.	272,240
3,180	S	General Dynamics Corp.	180,942
1,060	S	Goodrich Corp.	51,452
1,020	S	L-3 Communications Holdings, Inc.	74,980
2,730	S	Lockheed Martin Corp.	228,310
2,700	S	Northrop Grumman Corp.	128,574
3,330	S	Raytheon Co.	148,685
1,280	S	Rockwell Collins, Inc.	54,298
7,770	S	United Technologies Corp.	408,780
			1,548,261
		Agriculture: 1.8%
17,100	S	Altria Group, Inc.	292,239
5,280	S	Archer-Daniels-Midland Co.	145,306
1,407	S	Lorillard, Inc.	96,140
16,600	S	Philip Morris International, Inc.	707,824
1,360	S	Reynolds American, Inc.	54,359
			1,295,868
		Airlines: 0.1%
6,120	S	Southwest Airlines Co.	41,249
			41,249
		Apparel: 0.4%
2,670	@,S	Coach, Inc.	70,141
3,160	S	Nike, Inc.	180,278
440	S	Polo Ralph Lauren Corp.	23,681
790	S	VF Corp.	44,888
			318,988
		Auto Manufacturers: 0.3%
26,110	@,S	Ford Motor Co.	150,133
5,090	S	General Motors Corp.	3,818
3,010	S	Paccar, Inc.	89,849
			243,800
		Auto Parts & Equipment: 0.2%
2,050	@,S	Goodyear Tire & Rubber Co.	23,473
4,910	S	Johnson Controls, Inc.	97,856
			121,329
		Banks: 7.5%
62,982	S	Bank of America Corp.	709,807
9,530	S	Bank of New York Mellon Corp.	264,743
5,190	S	BB&T Corp.	116,360
3,610	S	Capital One Financial Corp.	88,228
45,420	S	Citigroup, Inc.	168,962
1,260	S	Comerica, Inc.	27,317
4,770	S	Fifth Third Bancorp.	32,913
1,733	S	First Horizon National Corp.	21,039
4,160	S	Goldman Sachs Group, Inc.	601,411
3,010	S	Huntington Bancshares, Inc.	11,799
31,134	S	JPMorgan Chase & Co.	1,148,845
4,080	S	Keycorp	20,400
720	S	M&T Bank Corp.	36,216
2,220	S	Marshall & Ilsley Corp.	14,608
10,130	S	Morgan Stanley	307,142

Shares			Value
1,850	S	Northern Trust Corp.	$106,653
3,515	S	PNC Financial Services Group, Inc.	160,108
9,350	S	Regions Financial Corp.	39,177
3,960	S	State Street Corp.	183,942
2,910	S	SunTrust Bank	38,325
15,440	S	US Bancorp.	296,448
37,723	S	Wells Fargo & Co.	961,937
940	S	Zions Bancorp.	12,859
			5,369,239
		Beverages: 2.4%
850	S	Brown-Forman Corp.	37,273
16,510	S	Coca-Cola Co.	811,632
2,620	S	Coca-Cola Enterprises, Inc.	43,649
1,580	@,S	Constellation Brands, Inc.	18,265
2,100	@,S	Dr Pepper Snapple Group, Inc.	45,633
1,260	S	Molson Coors Brewing Co.	55,427
1,160	S	Pepsi Bottling Group, Inc.	38,118
12,880	S	PepsiCo, Inc.	670,404
			1,720,401
		Biotechnology: 1.8%
8,610	@,S	Amgen, Inc.	429,983
2,520	@,S	Biogen Idec, Inc.	130,511
3,780	@,S	Celgene Corp.	159,667
2,220	@,S	Genzyme Corp.	131,291
7,550	@,S	Gilead Sciences, Inc.	325,405
1,477	@,S	Life Technologies Corp.	57,278
430	@,S	Millipore Corp.	27,043
			1,261,178
		Building Materials: 0.0%
3,010	S	Masco Corp.	31,184
			31,184
		Chemicals: 1.8%
1,760	S	Air Products & Chemicals, Inc.	114,013
400	S	CF Industries Holdings, Inc.	31,056
8,700	S	Dow Chemical Co.	153,816
590	S	Eastman Chemical Co.	24,450
1,380	S	Ecolab, Inc.	51,543
7,530	S	EI Du Pont de Nemours & Co.	214,379
590	S	International Flavors & Fragrances, Inc.	18,821
4,540	S	Monsanto Co.	372,961
1,380	S	PPG Industries, Inc.	61,369
2,540	S	Praxair, Inc.	185,928
790	S	Sherwin-Williams Co.	41,712
1,060	S	Sigma-Aldrich Corp.	51,368
			1,321,416
		Coal: 0.2%
1,470	S	Consol Energy, Inc.	60,505
750	S	Massey Energy Co.	17,168
2,220	S	Peabody Energy Corp.	75,436
			153,109
		Commercial Services: 1.0%
910	@,S	Apollo Group, Inc. - Class A	53,781
4,220	S	Automatic Data Processing, Inc.	160,402
1,010	@,S	Convergys Corp.	9,343
1,060	S	Equifax, Inc.	28,853
2,790	S	H&R Block, Inc.	40,734
1,500	@,S	Iron Mountain, Inc.	40,875

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING TACTICAL ASSET ALLOCATION FUND  AS OF MAY 31, 2009 (CONTINUED)

Shares			Value
		Commercial Services (continued)
550	S	Mastercard, Inc.	$96,982
1,110	@,S	Monster Worldwide, Inc.	12,965
1,580	S	Moody's Corp.	43,276
2,640	S	Paychex, Inc.	72,257
1,260	S	Robert Half International, Inc.	26,951
1,700	S	RR Donnelley & Sons Co.	22,916
1,580	S	Total System Services, Inc.	21,567
40	S	Washington Post	14,400
5,920	S	Western Union Co.	104,370
			749,672
		Computers: 5.0%
790	@,S	Affiliated Computer Services, Inc.	35,503
7,430	@,S	Apple, Inc.	1,009,068
2,440	@,S	Cognizant Technology Solutions Corp.	61,464
1,280	@,S	Computer Sciences Corp.	54,349
14,310	@,S	Dell, Inc.	165,710
16,700	@,S	EMC Corp.	196,225
19,860	S	Hewlett-Packard Co.	682,191
11,100	S	International Business Machines Corp.	1,179,708
690	@,S	Lexmark International, Inc.	11,275
2,690	@,S	NetApp, Inc.	52,455
1,850	@,S	Sandisk Corp.	28,971
6,190	@,S	Sun Microsystems, Inc.	55,710
1,480	@,S	Teradata Corp.	31,968
			3,564,597
		Cosmetics/Personal Care: 2.3%
3,530	S	Avon Products, Inc.	93,757
4,120	S	Colgate-Palmolive Co.	271,714
940	S	Estee Lauder Cos., Inc.	31,095
24,320	S	Procter & Gamble Co.	1,263,181
			1,659,747
		Distribution/Wholesale: 0.2%
1,100	S	Fastenal Co.	36,542
1,280	S	Genuine Parts Co.	42,854
520	S	WW Grainger, Inc.	40,992
			120,388
		Diversified Financial Services: 1.5%
9,650	S	American Express Co.	239,803
1,750	S	Ameriprise Financial, Inc.	52,850
7,800	S	Charles Schwab Corp.	137,280
3,180	S	CIT Group, Inc.	12,179
490	S	CME Group, Inc.	157,604
4,000	S	Discover Financial Services	38,240
4,800	@,S	E*Trade Financial Corp.	6,912
790	S	Federated Investors, Inc.	19,774
1,240	S	Franklin Resources, Inc.	82,894
540	@,S	IntercontinentalExchange, Inc.	58,207
3,100		Invesco Ltd.	48,515
1,310	S	Janus Capital Group, Inc.	13,283
1,230	S	Legg Mason, Inc.	23,714
1,150	@,S	Nasdaq Stock Market, Inc.	24,277
2,120	S	NYSE Euronext	63,600
3,900	@,S	SLM Corp.	25,779
2,120	S	T. Rowe Price Group, Inc.	86,008
			1,090,919

Shares			Value
		Electric: 3.3%
5,530	@,S	AES Corp.	$55,245
1,430	S	Allegheny Energy, Inc.	35,750
1,700	S	Ameren Corp.	39,542
3,830	S	American Electric Power Co., Inc.	100,882
1,850	S	CMS Energy Corp.	20,979
2,320	S	Consolidated Edison, Inc.	82,267
1,630	S	Constellation Energy Group, Inc.	44,466
4,890	S	Dominion Resources, Inc.	155,453
1,380	S	DTE Energy Co.	41,745
10,590	S	Duke Energy Corp.	149,849
4,170	@,S	Dynegy, Inc. - Class A	8,382
2,680	S	Edison International	78,363
1,550	S	Entergy Corp.	115,661
5,480	S	Exelon Corp.	263,095
2,540	S	FirstEnergy Corp.	95,987
3,430	S	FPL Group, Inc.	193,898
590	S	Integrys Energy Group, Inc.	15,983
1,450	S	Northeast Utilities	30,146
3,010	S	Pacific Gas & Electric Co.	110,497
1,780	S	Pepco Holdings, Inc.	23,104
890	S	Pinnacle West Capital Corp.	24,609
3,060	S	PPL Corp.	99,358
2,320	S	Progress Energy, Inc.	82,383
4,220	S	Public Service Enterprise Group, Inc.	134,491
1,000	S	SCANA Corp.	30,020
6,470	S	Southern Co.	183,813
1,700	S	TECO Energy, Inc.	19,074
970	S	Wisconsin Energy Corp.	38,276
3,780	S	Xcel Energy, Inc.	64,827
			2,338,145
		Electrical Components & Equipment: 0.3%
6,290	S	Emerson Electric Co.	201,846
1,160	S	Molex, Inc.	17,725
			219,571
		Electronics: 0.6%
2,890	@,S	Agilent Technologies, Inc.	52,685
1,400	S	Amphenol Corp.	46,746
1,300	@,S	Flir Systems, Inc.	29,198
1,730	S	Jabil Circuit, Inc.	13,546
960	S	PerkinElmer, Inc.	15,619
3,530	@,S	Thermo Electron Corp.	137,352
3,800	@@	Tyco Electronics Ltd.	66,006
790	@,S	Waters Corp.	34,223
			395,375
		Engineering & Construction: 0.2%
1,480	S	Fluor Corp.	69,530
1,010	@,S	Jacobs Engineering Group, Inc.	43,329
			112,859
		Entertainment: 0.1%
2,440	S	International Game Technology	42,358
			42,358
		Environmental Control: 0.3%
2,665	S	Republic Services, Inc.	60,735
700	@,S	Stericycle, Inc.	34,986
4,120	S	Waste Management, Inc.	113,671
			209,392

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING TACTICAL ASSET ALLOCATION FUND  AS OF MAY 31, 2009 (CONTINUED)

Shares			Value
		Food: 1.9%
1,700	S	Campbell Soup Co.	$47,124
3,700	S	ConAgra Foods, Inc.	68,783
1,260	@,S	Dean Foods Co.	23,688
2,690	S	General Mills, Inc.	137,674
1,380	S	Hershey Co.	48,604
2,580	S	HJ Heinz Co.	94,376
600	S	Hormel Foods Corp.	20,844
950	S	JM Smucker Co.	38,247
2,070	S	Kellogg Co.	89,528
12,160	S	Kraft Foods, Inc.	317,498
5,380	S	Kroger Co.	122,664
1,060	S	McCormick & Co., Inc.	32,351
3,530	S	Safeway, Inc.	71,518
5,750	S	Sara Lee Corp.	51,693
1,700	S	Supervalu, Inc.	28,220
4,860	S	Sysco Corp.	116,446
2,520	S	Tyson Foods, Inc.	33,566
1,160	S	Whole Foods Market, Inc.	21,889
			1,364,713
		Forest Products & Paper: 0.2%
3,530	S	International Paper Co.	50,726
1,380	S	MeadWestvaco Corp.	22,039
1,720	S	Weyerhaeuser Co.	57,758
			130,523
		Gas: 0.2%
2,890	S	CenterPoint Energy, Inc.	29,247
320	S	Nicor, Inc.	10,064
2,320	S	NiSource, Inc.	24,801
2,070	S	Sempra Energy	94,558
			158,670
		Hand/Machine Tools: 0.1%
520	S	Black & Decker Corp.	16,676
430	S	Snap-On, Inc.	13,395
590	S	Stanley Works	21,063
			51,134
		Healthcare-Products: 3.8%
5,080	S	Baxter International, Inc.	260,045
2,050	S	Becton Dickinson & Co.	138,744
12,530	@,S	Boston Scientific Corp.	117,782
4,120	@@	Covidien Ltd.	147,166
890	S	CR Bard, Inc.	63,626
1,250	S	Densply International, Inc.	36,575
1,360	@,S	Hospira, Inc.	46,920
350	@,S	Intuitive Surgical, Inc.	52,388
22,870	S	Johnson & Johnson	1,261,509
9,230	S	Medtronic, Inc.	317,051
810	@,S	Patterson Cos., Inc.	16,678
2,890	@,S	St. Jude Medical, Inc.	112,768
1,900	S	Stryker Corp.	73,036
1,060	@,S	Varian Medical Systems, Inc.	37,906
1,850	@,S	Zimmer Holdings, Inc.	82,418
			2,764,612
		Healthcare-Services: 1.2%
3,720	S	Aetna, Inc.	99,622
2,220	S	Cigna Corp.	49,217
1,260	@,S	Coventry Health Care, Inc.	22,743

Shares			Value
850	@,S	DaVita, Inc.	$38,344
1,360	@,S	Humana, Inc.	42,609
940	@,S	Laboratory Corp. of America Holdings	57,302
1,260	S	Quest Diagnostics	65,797
3,500	@,S	Tenet Healthcare Corp.	12,705
10,140	S	UnitedHealth Group, Inc.	269,724
4,140	@,S	WellPoint, Inc.	192,800
			850,863
		Holding Companies-Diversified: 0.0%
1,450	@,S	Leucadia National Corp.	30,276
			30,276
		Home Builders: 0.1%
1,060	S	Centex Corp.	8,936
2,320	S	D.R. Horton, Inc.	21,367
590	S	KB Home	8,850
1,210	S	Lennar Corp.	11,507
1,800	S	Pulte Homes, Inc.	15,840
			66,500
		Home Furnishings: 0.0%
420	S	Harman International Industries, Inc.	7,829
560	S	Whirlpool Corp.	23,598
			31,427
		Household Products/Wares: 0.4%
940	S	Avery Dennison Corp.	25,906
1,160	S	Clorox Co.	60,830
1,260	S	Fortune Brands, Inc.	44,113
3,430	S	Kimberly-Clark Corp.	177,983
			308,832
		Housewares: 0.0%
2,320	S	Newell Rubbermaid, Inc.	26,703
			26,703
		Insurance: 2.2%
3,900	S	Aflac, Inc.	138,450
4,390	S	Allstate Corp.	112,955
22,330	S	American International Group, Inc.	37,738
2,290	S	AON Corp.	82,440
940	S	Assurant, Inc.	22,212
2,910	S	Chubb Corp.	115,382
1,380	S	Cincinnati Financial Corp.	31,202
3,580	S	Genworth Financial, Inc.	21,194
2,740	S	Hartford Financial Services Group, Inc.	39,292
2,120	S	Lincoln National Corp.	40,174
2,976	S	Loews Corp.	80,501
4,220	S	Marsh & McLennan Cos., Inc.	79,842
1,450	@,S	MBIA, Inc.	9,353
6,800	S	Metlife, Inc.	214,200
2,220	S	Principal Financial Group, Inc.	49,284
5,550	@,S	Progressive Corp.	89,522
3,550	S	Prudential Financial, Inc.	141,681
690	S	Torchmark Corp.	27,710
4,910	S	Travelers Cos., Inc.	199,641
2,790	S	UnumProvident Corp.	47,737
2,780	@@	XL Capital, Ltd.	28,134
			1,608,644

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING TACTICAL ASSET ALLOCATION FUND  AS OF MAY 31, 2009 (CONTINUED)

Shares			Value
		Internet: 2.3%
1,380	@,S	Akamai Technologies, Inc.	$30,719
2,640	@,S	Amazon.com, Inc.	205,894
8,930	@,S	eBay, Inc.	157,347
1,750	@,S	Expedia, Inc.	30,293
2,020	@,S	Google, Inc. - Class A	842,805
1,300	@,S	McAfee, Inc.	50,999
6,760	@,S	Symantec Corp.	105,388
1,580	@,S	VeriSign, Inc.	36,988
11,530	@,S	Yahoo!, Inc.	182,635
			1,643,068
		Iron/Steel: 0.3%
950	S	AK Steel Holding Corp.	13,585
790	S	Allegheny Technologies, Inc.	27,974
2,620	S	Nucor Corp.	115,044
1,010	S	United States Steel Corp.	34,421
			191,024
		Leisure Time: 0.2%
3,680	S	Carnival Corp.	93,619
2,000	S	Harley-Davidson, Inc.	33,940
			127,559
		Lodging: 0.2%
2,420	S	Marriott International, Inc.	56,531
1,520	S	Starwood Hotels & Resorts Worldwide, Inc.	37,194
1,430	S	Wyndham Worldwide Corp.	16,860
500	@,S	Wynn Resorts Ltd.	18,530
			129,115
		Machinery-Construction & Mining: 0.2%
4,980	S	Caterpillar, Inc.	176,591
			176,591
		Machinery-Diversified: 0.4%
1,650	S	Cummins, Inc.	53,510
3,530	S	Deere & Co.	153,449
400	S	Flowserve Corp.	29,428
1,040	S	Manitowoc Co., Inc.	6,781
1,160	S	Rockwell Automation, Inc.	35,600
			278,768
		Media: 2.2%
5,650	S	CBS Corp. - Class B	41,697
23,880	S	Comcast Corp. - Class A	328,828
4,350	@,S	DIRECTV Group, Inc.	97,875
1,850	S	Gannett Co., Inc.	8,825
2,640	S	McGraw-Hill Cos., Inc.	79,438
320	S	Meredith Corp.	8,627
1,010	S	New York Times Co.	6,666
19,130	S	News Corp. - Class A	187,091
750	S	Scripps Networks Interactive - Class A	20,805
2,594	@,S	Time Warner Cable, Inc.	79,869
9,940	S	Time Warner, Inc.	232,795
5,080	@,S	Viacom - Class B	112,624
15,450	S	Walt Disney Co.	374,199
			1,579,339
		Metal Fabricate/Hardware: 0.1%
1,160	S	Precision Castparts Corp.	95,781
			95,781

Shares			Value
		Mining: 0.7%
7,840	S	Alcoa, Inc.	$72,285
3,470	S	Freeport-McMoRan Copper & Gold, Inc.	188,872
4,100	S	Newmont Mining Corp.	200,367
740	S	Titanium Metals Corp.	6,852
940	S	Vulcan Materials Co.	41,633
			510,009
		Miscellaneous Manufacturing: 3.2%
5,750	S	3M Co.	328,325
1,380		Cooper Industries Ltd.	45,292
2,100	S	Danaher Corp.	126,735
1,560	S	Dover Corp.	49,046
2,220	S	Eastman Kodak Co.	5,794
1,360	S	Eaton Corp.	59,160
87,610	S	General Electric Co.	1,180,983
6,070	S	Honeywell International, Inc.	201,281
3,180	S	Illinois Tool Works, Inc.	102,682
2,629	@@	Ingersoll-Rand Co.	53,185
1,500	S	ITT Corp.	61,770
1,280	S	Leggett & Platt, Inc.	18,790
960	S	Pall Corp.	24,653
1,340	S	Parker Hannifin Corp.	56,628
2,050	S	Textron, Inc.	23,575
			2,337,899
		Office/Business Equipment: 0.1%
1,700	S	Pitney Bowes, Inc.	38,896
7,100	S	Xerox Corp.	48,280
			87,176
		Oil & Gas: 10.1%
3,800	S	Anadarko Petroleum Corp.	181,564
2,790	S	Apache Corp.	235,085
850	S	Cabot Oil & Gas Corp.	29,861
4,700	S	Chesapeake Energy Corp.	106,502
16,680	S	Chevron Corp.	1,112,056
12,260	S	ConocoPhillips	561,998
2,000	@,S	Denbury Resources, Inc.	34,380
3,700	S	Devon Energy Corp.	233,988
600	S	Diamond Offshore Drilling	50,568
1,160	S	ENSCO International, Inc.	45,112
2,050	S	EOG Resources, Inc.	150,040
1,100	S	EQT Corp.	40,975
40,930	S	ExxonMobil Corp.	2,838,496
2,320	S	Hess Corp.	154,489
5,850	S	Marathon Oil Corp.	186,498
1,530	S	Murphy Oil Corp.	90,285
2,320	@,@@	Nabors Industries Ltd.	41,482
1,470	S	Noble Energy, Inc.	87,436
6,710	S	Occidental Petroleum Corp.	450,308
950	S	Pioneer Natural Resources Co.	26,714
1,480	S	Questar Corp.	50,157
1,260	S	Range Resources Corp.	57,721
940	S	Rowan Cos., Inc.	19,232
2,850	@,S	Southwestern Energy Co.	123,890
960	S	Sunoco, Inc.	29,213
1,160	S	Tesoro Corp.	19,650
4,220	S	Valero Energy Corp.	94,401
4,870	S	XTO Energy, Inc.	208,290
			7,260,391

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING TACTICAL ASSET ALLOCATION FUND  AS OF MAY 31, 2009 (CONTINUED)

Shares			Value
		Oil & Gas Services: 1.6%
2,540	S	Baker Hughes, Inc.	$99,212
2,420	S	BJ Services Co.	37,849
1,750	@,S	Cameron International Corp.	54,653
7,430	S	Halliburton Co.	170,370
3,510	@,S	National Oilwell Varco, Inc.	135,556
9,920	S	Schlumberger Ltd.	567,722
1,840	S	Smith International, Inc.	53,710
			1,119,072
		Packaging & Containers: 0.2%
790	S	Ball Corp.	31,442
890	S	Bemis Co.	22,330
1,400	@,S	Owens-Illinois, Inc.	40,082
1,060	@,S	Pactiv Corp.	23,744
1,280	S	Sealed Air Corp.	25,613
			143,211
		Pharmaceuticals: 5.8%
12,810	S	Abbott Laboratories	577,219
2,600	S	Allergan, Inc.	114,738
1,280	S	AmerisourceBergen Corp.	47,488
16,340	S	Bristol-Myers Squibb Co.	325,493
3,010	S	Cardinal Health, Inc.	107,608
500	@,S	Cephalon, Inc.	29,155
8,320	S	Eli Lilly & Co.	287,622
2,050	@,S	Express Scripts, Inc.	131,303
2,540	@,S	Forest Laboratories, Inc.	60,173
2,050	@,S	King Pharmaceuticals, Inc.	19,393
2,250	S	McKesson Corp.	92,588
4,020	@,S	Medco Health Solutions, Inc.	184,478
17,420	S	Merck & Co., Inc.	480,444
2,540	@,S	Mylan Laboratories	33,553
55,900	S	Pfizer, Inc.	849,121
13,450	S	Schering-Plough Corp.	328,180
840	@,S	Watson Pharmaceuticals, Inc.	25,410
10,980	S	Wyeth	492,563
			4,186,529
		Pipelines: 0.3%
5,750	S	El Paso Corp.	56,063
5,380	S	Spectra Energy Corp.	86,349
4,810	S	Williams Cos., Inc.	80,712
			223,124
		Real Estate: 0.0%
1,830	@,S	CB Richard Ellis Group, Inc.	13,359
			13,359
		Retail: 6.0%
790	S	Abercrombie & Fitch Co.	23,787
910	@,S	Autonation, Inc.	14,451
320	@,S	Autozone, Inc.	48,688
2,220	@,S	Bed Bath & Beyond, Inc.	62,404
2,810	S	Best Buy Co., Inc.	98,631
690	@,S	Big Lots, Inc.	15,877
3,630	S	Costco Wholesale Corp.	176,128
12,070	S	CVS Caremark Corp.	359,686
1,160	S	Darden Restaurants, Inc.	41,957
1,160	S	Family Dollar Stores, Inc.	35,113
1,360	@,S	GameStop Corp.	33,932
3,900	S	Gap, Inc.	69,615
14,120	S	Home Depot, Inc.	327,019
1,780	S	JC Penney Co., Inc.	46,440
2,540	@,S	Kohl's Corp.	107,874

Shares			Value
2,240	S	Limited Brands, Inc.	$28,022
12,120	S	Lowe's Cos., Inc.	230,401
3,530	S	Macy's, Inc.	41,230
9,250	S	McDonald's Corp.	545,658
1,340	S	Nordstrom, Inc.	26,385
2,320	@,S	Office Depot, Inc.	10,811
1,050	@,S	O'Reilly Automotive, Inc.	37,853
1,060	S	RadioShack Corp.	14,246
440	@,S	Sears Holding Corp.	25,014
5,850	S	Staples, Inc.	119,633
6,120	@,S	Starbucks Corp.	88,067
6,210	S	Target Corp.	244,053
1,060	S	Tiffany & Co.	30,072
3,430	S	TJX Cos., Inc.	101,219
8,220	S	Walgreen Co.	244,874
18,570	S	Wal-Mart Stores, Inc.	923,672
3,800	S	Yum! Brands, Inc.	131,594
			4,304,406
		Savings & Loans: 0.1%
4,320	S	Hudson City Bancorp., Inc.	55,426
2,850	S	People's United Financial, Inc.	45,030
			100,456
		Semiconductors: 2.3%
4,660	@,S	Advanced Micro Devices, Inc.	21,156
2,440	S	Altera Corp.	41,529
2,390	S	Analog Devices, Inc.	58,340
10,980	S	Applied Materials, Inc.	123,635
3,500	@,S	Broadcom Corp.	89,180
46,130	S	Intel Corp.	725,164
1,360	S	KLA-Tencor Corp.	36,720
1,850	S	Linear Technology Corp.	43,309
5,380	@,S	LSI Logic Corp.	24,049
1,850	@,S	MEMC Electronic Materials, Inc.	35,687
1,480	S	Microchip Technology, Inc.	31,924
6,320	@,S	Micron Technology, Inc.	31,979
1,600	S	National Semiconductor Corp.	22,208
790	@,S	Novellus Systems, Inc.	14,165
4,440	@,S	Nvidia Corp.	46,309
1,060	@,S	QLogic Corp.	14,469
1,430	@,S	Teradyne, Inc.	10,225
10,560	S	Texas Instruments, Inc.	204,864
2,320	S	Xilinx, Inc.	48,117
			1,623,029
		Software: 3.6%
4,290	@,S	Adobe Systems, Inc.	120,892
1,850	@,S	Autodesk, Inc.	39,701
1,480	@,S	BMC Software, Inc.	50,468
3,310	S	CA, Inc.	57,760
1,480	@,S	Citrix Systems, Inc.	46,487
2,020	@,S	Compuware Corp.	15,413
400	S	Dun & Bradstreet Corp.	32,716
2,700	@,S	Electronic Arts, Inc.	62,073
1,580	S	Fidelity National Information Services, Inc.	30,431
1,280	@,S	Fiserv, Inc.	54,221
1,480	S	IMS Health, Inc.	17,819
2,640	@,S	Intuit, Inc.	71,861
63,420	S	Microsoft Corp.	1,324,808
2,810	@,S	Novell, Inc.	11,690
31,750	S	Oracle Corp.	621,983
850	@,S	Salesforce.com, Inc.	32,258
			2,590,581

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING TACTICAL ASSET ALLOCATION FUND  AS OF MAY 31, 2009 (CONTINUED)

Shares			Value
		Telecommunications: 5.9%
3,330	@,S	American Tower Corp.	$106,127
48,880	S	AT&T, Inc.	1,211,735
890	S	CenturyTel, Inc.	27,457
740	@,S	Ciena Corp.	8,140
48,440	@,S	Cisco Systems, Inc.	896,140
12,930	S	Corning, Inc.	190,071
1,160	S	Embarq Corp.	48,743
2,540	S	Frontier Communications Corp.	18,491
1,100	S	Harris Corp.	34,188
260	@,S	Harris Stratex Networks, Inc.	1,240
1,750	@,S	JDS Uniphase Corp.	9,433
4,270	@,S	Juniper Networks, Inc.	105,597
18,810	S	Motorola, Inc.	113,989
13,630	S	Qualcomm, Inc.	594,132
12,160	S	Qwest Communications International, Inc.	53,018
23,770	@,S	Sprint Nextel Corp.	122,416
3,330	@,S	Tellabs, Inc.	18,482
23,570	S	Verizon Communications, Inc.	689,658
3,700	S	Windstream Corp.	31,117
			4,280,174
		Textiles: 0.0%
1,060	S	Cintas Corp.	24,687
			24,687
		Toys/Games/Hobbies: 0.1%
1,060	S	Hasbro, Inc.	26,935
2,910	S	Mattel, Inc.	45,425
			72,360
		Transportation: 1.8%
2,310	S	Burlington Northern Santa Fe Corp.	167,336
1,370	S	CH Robinson Worldwide, Inc.	69,623
3,330	S	CSX Corp.	105,761
1,700	S	Expeditors International Washington, Inc.	55,777
2,540	S	FedEx Corp.	140,792
3,030	S	Norfolk Southern Corp.	112,716
450	S	Ryder System, Inc.	12,681
4,140	S	Union Pacific Corp.	203,978
8,240	S	United Parcel Service, Inc. - Class B	421,394
			1,290,058
		Total Common Stock (Cost $87,792,987)	65,807,614
REAL ESTATE INVESTMENT TRUSTS: 0.9%
		Apartments: 0.1%
960	S	Apartment Investment & Management Co.	9,072
589	S	AvalonBay Communities, Inc.	36,212
2,320	S	Equity Residential	56,469
			101,753
		Diversified: 0.1%
1,148	S	Vornado Realty Trust	53,566
			53,566
		Forest Products & Paper: 0.1%
1,380	S	Plum Creek Timber Co., Inc.	47,817
			47,817

Shares			Value
		Health Care: 0.2%
2,150	S	HCP, Inc.	$49,945
950	S	Health Care Real Estate Investment Trust, Inc.	32,538
1,150	S	Ventas, Inc.	34,914
			117,397
		Hotels: 0.0%
4,320	S	Host Hotels & Resorts, Inc.	40,522
			40,522
		Office Property: 0.1%
990	S	Boston Properties, Inc.	47,837
			47,837
		Regional Malls: 0.2%
2,193	S	Simon Property Group, Inc.	117,260
			117,260
		Shopping Centers: 0.0%
2,000	S	Kimco Realty Corp.	23,380
			23,380
		Storage: 0.1%
1,060	S	Public Storage, Inc.	70,607
			70,607
		Warehouse/Industrial: 0.0%
3,470	S	Prologis	29,460
			29,460
		Total Real Estate Investment Trusts (Cost $1,065,155)	649,599
		Total Long-Term Investments (Cost $88,858,142)	66,457,213
SHORT-TERM INVESTMENTS: 1.6%
		Affiliated Mutual Fund: 1.6%
1,146,000	S	ING Institutional Prime Money Market Fund - Class I	1,146,000
		Total Short-Term Investments (Cost $1,146,000)	1,146,000

Total Investments in Securities (Cost $90,004,142)*	93.9%	$67,603,213
Other Assets and Liabilities - Net	6.1	4,406,582
Net Assets	100.0%	$72,009,795

@  Non-income producing security

@@  Foreign Issuer

S  All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.

*  Cost for federal income tax purposes is $95,974,598.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$504,951
Gross Unrealized Depreciation	(28,876,336)
Net Unrealized Depreciation	$(28,371,385)

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING TACTICAL ASSET ALLOCATION FUND  AS OF MAY 31, 2009 (CONTINUED)

Fair Value Measurements*

The following is a summary of the inputs used as of May 31, 2009 in determining the Fund's investments at fair value for purposes of SFAS 157:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock**	$65,807,614	$—	$—
Real Estate Investment Trusts	649,599	—	—
Short-Term Investments	1,146,000	—	—
Total	$67,603,213	$—	$—
Other Financial Instruments***	49,476	—	—
Total	$49,476	$—	$—

"Fair value" for purposes of SFAS 157 is different from "fair value" as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of value in absence of available market quotations.

*  See note 2 in the Notes to Financial Statements for additional information.

**  For further breakdown of Common Stock, by industry type, please refer to the Portfolio of Investments.

***  Other financial instruments may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.

ING Tactical Asset Allocation Fund Open Futures Contracts on May 31, 2009:

Contract Description	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation)
Long Contracts
ASX SPI 200 Index	36	06/18/09	$44,765
Australia 10-Year Bond	94	06/15/09	(317,275)
CAC40 10 Euro	37	06/19/09	41,967
DAX Index	3	06/19/09	69,207
FTSE/MIB Index	1	06/19/09	39,454
Hang Seng Index	15	06/29/09	124,632
IBEX 35 Index	16	06/19/09	29,553
Japan 10-Year Bond (TSE)	5	06/11/09	(41,914)
S&P 500	26	06/18/09	223,530
S&P 500 E-Mini	25	06/19/09	32,065
Swiss Federal Bond	62	06/08/09	(147,444)
			$98,540

Short Contracts
Amsterdam Exchanges Index	12	06/19/09	$(18,098)
Canada 10-Year Bond	73	09/21/09	74,483
Euro-Bund	47	06/08/09	152,246
FTSE 100 Index	16	06/19/09	(71,603)
Long Gilt	21	09/28/09	9,511
MSCI Singapore Index (SGX)	3	06/29/09	(2,424)
Nikkei 225	1	06/11/09	(10,206)
OMXS30 Index	199	06/18/09	(15,480)
S&P/TSX 60 Index	21	06/18/09	(179,160)
U.S. Treasury 10-Year Note	63	09/21/09	11,667
			$(49,064)

For the year ended May 31, 2009, net realized gain (loss) on futures and the net change in unrealized gain (loss) on futures can be found on the Fund's Statement of Operations. For additional information on the reason(s) why the Fund may enter into futures contracts and the risks associated with futures contracts, please refer to note 2 in the accompanying Notes to Financial Statements.

The effect of derivative instruments on the Fund's Statement of Operations for the year ended May 31, 2009 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under SFAS No. 133	Futures
Equity contracts	$(5,874,990)
Interest rate contracts	(1,393,922)
Total	$(7,268,912)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under SFAS No. 133	Futures
Equity contracts	$746,330
Interest rate contracts	(324,439)
Total	$421,891

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended May 31, 2009 were as follows:

Fund Name	Type	Per Share Amount
ING Balanced Fund
Class A	NII	$0.3422
Class B	NII	$0.2442
Class C	NII	$0.2561
Class I	NII	$0.3716
Class O	NII	$0.3433
All Classes	STCG	$0.0041
ING Growth and Income Fund
Class A	NII	$0.1244
Class B	NII	$0.0274
Class C	NII	$0.0437
Class I	NII	$0.1542

Fund Name	Type	Per Share Amount
ING Corporate Leaders 100 Fund
Class A	NII	$0.0730
Class B	NII	$0.0557
Class C	NII	$0.0691
Class I	NII	$0.0831
Class W	NII	$0.0831
ING Small Company Fund
All Classes	LTCG	$0.3369
ING Tactical Asset Allocation Fund
Class I	NII	$0.0812

NII — Net investment income
STCG — Short-term capital gain
LTCG — Long-term capital gain

Of the ordinary distributions made during the year ended May 31, 2009, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING Balanced Fund	45.54%
ING Growth and Income Fund	100.00%
ING Corporate Leaders 100 Fund	100.00%
ING Tactical Asset Allocation Fund	95.97%

For the year ended May 31, 2009, the following are percentages of net investment income dividends paid by the Funds that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:

ING Balanced Fund	44.86%
ING Growth and Income Fund	100.00%
ING Corporate Leaders 100 Fund	100.00%
ING Tactical Asset Allocation Fund	85.78%

Pursuant to Internal Revenue Code Section 871(k)(1), the Funds designate the following percentages of net investment income distributions as interest-related dividends:

ING Balanced Fund	54.41%
ING Growth and Income Fund	0.43%
ING Corporate Leaders 100 Fund	0.10%
ING Tactical Asset Allocation Fund	0.22%

ING Balanced Fund designates 100.00% of its short-term capital gain distribution as short-term capital gain dividends as defined in Internal Revenue Code Section 871(k)(2).

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Company are managed under the direction of the Board. A director who is not an interested person of the Company, as defined in the 1940 Act, is an independent director ("Non-Interested Director"). The Directors of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past 5 Years	Number of Funds in Fund Complex(2) Overseen by Director	Other Directorships held by Director
Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 68	Director	June 1998 - Present	Professor of Economics and Finance, Middle Tennessee State University (August 1991 - Present).	37	Academy of Economics and Finance (February 2002 - Present).

Sidney Koch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 74	Director	April 1994 - Present	Retired. Self-Employed Consultant (June 2000 - Present).	37	None.

Corine T. Norgaard 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 71	Director	June 1991 - Present	Retired. Formerly, Dean of the Barney School of Business, University of Hartford (August 1996 - June 2004). Formerly, President, Thompson Enterprises (September 2004 - September 2005).	37	MassMutual Corporate Investors and MassMutual Participation Investors (April 1997 - Present); Mass Mutual Premier Funds (December 2004 - Present); and MML Series Investment Funds II (December 2005 - Present).

Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Director	January 2003 - Present	President, Obermeyer & Associates, Inc. (November 1999 - Present).	37	None.

Russell Jones 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 65	Director	December 2007 - Present	Retired. Formerly, Senior Vice President, Chief Investment Officer and Treasurer, Kaman Corporation (April 1973 - March 2008).	37	None.

Martin Gavin 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 59	Director	January 2009 - Present	President, Connecticut Children's Medical Center (May 2006 - Present). Formerly, Interim President, Connecticut Children's Medical Center (January 2006 - May 2006).	37	None.

Directors who are "Interested Persons"

Shaun Mathews(3)(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Director	December 2007 - Present	President and Chief Executive Officer, ING Investments, LLC(5) (November 2006 - Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 - November 2006);and Chief Marketing Officer, ING USFS (April 2002 - October 2004).	195	ING Services Holding Company, Inc. (May 2000 - Present); Southland Life Insurance Company (June 2002 - Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC(6), ING Funds Services, LLC,(7) ING Investments, LLC(6) and ING Pilgrim Funding, Inc. (December 2006 - Present).

(1)  Directors serve until their successors are duly elected and qualified.

(2)  For the purposes of this table (except for Mr. Mathews), "Fund Complex" means the following investment companies: ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Portfolios, Inc.; ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; and ING Money Market Portfolio.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

(3)  For Mr. Mathews, the Fund Complex also includes the following investment companies: ING Asia Pacific High Dividend Equity Income Fund, ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; ING Variable Products Trust; and ING Partners, Inc.

(4)  "Interested person," as defined in the 1940 Act, by virtue of this Director's/Trustee's affiliation with any of the Funds, ING or any of ING's affiliates.

(5)  ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that, was known as Pilgrim America Investments, Inc.

(6)  ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that, was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(7)  ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that, was known as Pilgrim America Group, Inc.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	President and Chief Executive Officer	December 2006 - Present	President and Chief Executive Officer, ING Investments, LLC(2) (November 2006 - Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 - November 2006); and Chief Marketing Officer, ING USFS (April 2002 - October 2004).

Michael J. Roland 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Executive Vice President	April 2002 - Present	Head of Mutual Fund Platform (February 2007 - Present) and Executive Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2001 - Present). Formerly, Executive Vice President, Head of Product Management (January 2005 - January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services LLC(6) (October 2004 - December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 - March 2005).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 59	Executive Vice President	March 2002 - Present	Executive Vice President, ING Investments, LLC(2) (July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 - Present).

Joseph M. O'Donnell 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Executive Vice President and Chief Compliance Officer	March 2006 - Present November 2004 - Present	Chief Compliance Officer of the ING Funds (November 2004 - Present) and Executive Vice President of the ING Funds (March 2006 - Present). Formerly, Chief Compliance Officer of ING Investments, LLC(2) (March 2006 - July 2008); Investment Advisor Chief Compliance Officer, Directed Services LLC(5) (March 2006 - July 2008) ING Life Insurance and Annuity Company (March 2006 - December 2006); and Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 - October 2004).

Todd Modic 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 41	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC(3) (March 2005 - Present). Formerly, Vice President, ING Funds Services, LLC(3) (September 2002 - March 2005).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Senior Vice President	December 2003 - Present	Senior Vice President, ING Investments, LLC(2) (October 2003 - Present).

Robert Terris 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 38	Senior Vice President	June 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(3) (May 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 - May 2006).

Ernest J. C'DeBaca 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Senior Vice President	June 2006 - Present	Chief Compliance Officer, ING Investments, LLC(2)(July 2008 - Present); Investment Advisor Chief Compliance Officer, Directed Services LLC(5) (July 2008 - Present); Head of Retail Compliance, ING Funds Distributor, LLC(4) and ING Funds Services, LLC(3), (July 2008 - Present); and Senior Vice President, ING Investments, LLC(2) (December 2006 - Present), ING Funds Services, LLC(3) (April 2006 - Present), ING Funds Distributor, LLC(4) (July 2008 - Present), and Directed Services LLC(5) (July 2008 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (January 2004 - March 2006).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 41	Vice President and Treasurer	March 2002 - Present	Vice President and Treasurer, ING Funds Services, LLC(3) (November 1995 - Present) and ING Investments, LLC(2) (August 1997 - Present).

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 55	Vice President	March 2003 - Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (August 1995 - Present); Vice President, ING Investments, LLC(2) and ING Funds Services, LLC (3)(February 1996 - Present); and Director of Compliance, ING Investments, LLC(2) (October 2004 - Present). Formerly, Chief Compliance Officer, ING Investments, LLC(2) (October 2001 - October 2004).

William Evans 10 State House Square Hartford, Connecticut 06103 Age: 36	Vice President	September 2007 - Present	Vice President, Head of Mutual Fund Advisory Group (April 2007 - Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 - April 2007) and Senior Fund Analyst, U.S. Mutual Funds and Investment Products (May 2002 - May 2005).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC(3) (September 2004 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (October 2001 - September 2004).

Denise Lewis 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Vice President	April 2007 - Present	Vice President, ING Funds Services, LLC(3) (December 2006 - Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 - December 2006).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Vice President	March 2006 - Present	Vice President, ING Funds Services, LLC(3) (March 2006 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 - March 2006) and Manager, Registration Statements, ING Funds Services, LLC(3) (May 2003 - August 2004).

Susan P. Kinens 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 32	Assistant Vice President	March 2003 - Present	Assistant Vice President, ING Funds Services, LLC(3) (December 2002 - Present).

Craig Wheeler 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 40	Assistant Vice President	June 2008 - Present	Assistant Vice President - Director of Tax, ING Funds Services (March 2008 - Present). Formerly, Tax Manager, ING Funds Services (March 2005 - March 2008) and Tax Senior, ING Funds Services (January 2004 - March 2005).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Assistant Secretary	September 2003 - Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 - Present).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 46	Secretary	September 2003 - Present	Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (April 2003 - April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 33	Assistant Secretary	June 2008 - Present	Counsel, ING Americas, U.S. Legal Services (February 2008 - Present). Formerly, Associate, Ropes & Gray LLP (September 2005 - February 2008).

(1)  The officers hold office until the next annual meeting of the Directors and until their successors shall have been elected and qualified.

(2)  ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)  ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)  ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)  Directed Services LLC is the successor in interest to Directed Services, Inc.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement and sub-advisory agreement for a mutual fund will terminate automatically after the initial term of the agreement (which term may not exceed two years), unless continuation of the agreement is approved annually by the Board of Trustees or Directors, as the case may be (the "Board") of the fund, including a majority of the Trustees/Directors who have no direct or indirect interest in the agreement and who are not "interested persons" of the fund (the "Independent Trustees"). Consistent with this requirement of the 1940 Act, the Board of ING VP Balanced Portfolio, Inc., ING Strategic Allocation Portfolios, Inc., ING VP Intermediate Bond Portfolio, ING VP Money Market Portfolio, ING Variable Funds, ING Variable Portfolios, Inc. and ING Series Fund, Inc., with respect to each portfolio series thereof (each, a "Fund" and, collectively, the "Funds") has established a process for considering on an annual basis approval of the continuation of the Investment Management Agreement for each Fund (the "Advisory Agreement") with ING Investments, LLC (the "Adviser") and the sub-advisory agreement for each Fund (collectively, the "Sub-Advisory Agreements") with each sub-adviser of the Funds (the "Sub-Advisers"). Set forth below is a description of the process followed by the Board in considering approval of the continuation of each Advisory and Sub-Advisory Agreement (collectively, the "Agreements"), together with an explanation of many of the factors considered and related conclusions reached by the Board in voting to approve the continuation of each Agreement for an additional one-year period commencing January 1, 2009, followed by specific considerations with respect to each Fund covered by this report (each a "Covered Fund").

Overview of the Review Process

At a meeting of the Board held on December 11, 2008, the Board, including all of the Independent Trustees, voted to approve continuation of each of the existing Advisory and Sub-Advisory Agreements for the Funds. Prior to voting such approvals, the Board received the affirmative recommendation of the Contracts Committee of the Board, which is a Committee of the Board comprised of all of the Independent Trustees and exclusively of the Independent Trustees. The Contracts Committee recommended approval of the Advisory and Sub-Advisory Agreements after completing an extensive review of information requested by the Committee from the Adviser and each Sub-Adviser, including the following: (1) comparative performance data for each Fund for various time periods; (2) comparative data regarding management fees, including data regarding the fees charged by the Adviser and Sub-Advisers for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the Funds; (3) comparative data regarding the total expenses of each Fund; (4) copies of each form of Advisory Agreement and Sub-Advisory Agreement; (5) copies of the codes of ethics of the Adviser and each Sub-Adviser, together with information relating to the manner in which each code is administered; (6) financial statements of the Adviser and each Sub-Adviser; (7) profitability analyses for the Adviser and each Sub-Adviser with respect to each Fund, and all Funds as a group; (8) descriptions of the qualifications of the investment personnel responsible for managing each Fund, the structure of their compensation and their responsibilities with respect to managing other accounts or mutual funds; (9) descriptions of the services provided to the Funds, including the investment strategies and techniques used by each Sub-Adviser in managing the Funds; (10) data relating to portfolio turnover and brokerage practices, including practices with respect to the acquisition of research through "soft dollar" benefits received in connection with the Funds' brokerage; (11) data comparing the performance of certain Funds against "static portfolios" of the Funds over various time periods; (12) descriptions of the policies and procedures of the various service providers of the Funds for protecting the privacy of shareholder information; (13) information relating to projected sales and redemptions of Fund shares and business plans relating to the Adviser's mutual fund platform; (14) descriptions of the business continuity and disaster recovery plans of the Adviser and each Sub-Adviser; (15) descriptions of various compliance programs of the Adviser and Sub-Advisers, including the Adviser's programs for monitoring and enforcing compliance with the Funds' policies with respect to market-timing, late trading and selective portfolio disclosure; (16) independent reports analyzing the quality of the trade execution services performed by Sub-Advisers for the Funds; and (17) other information relevant to an evaluation of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser in response to a series of detailed questions posed by independent legal counsel on behalf of the Independent Trustees.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

The Contracts Committee began the formal review process in July 2008 when it met separately with Goodwin Procter LLP, legal counsel for the Independent Trustees ("Independent Counsel"), to review the information to be requested from management and the methodology to be used in determining the selected peer groups for comparing performance and expenses. The Contracts Committee then held meetings on October 15-16, 2008 and December 9-10, 2008, during which the Independent Trustees, meeting separately with Independent Counsel, reviewed and evaluated the information described above. As part of the review process, the Contracts Committee also met with representatives from the Adviser and/or the Sub-Advisers to discuss the information provided to the Committee. The Contracts Committee also considered information that had been provided by the Adviser and Sub-Advisers throughout the year at other meetings of the Contracts Committee, the Audit Committee, the Compliance Committee and the full Board.

The Independent Trustees were assisted by Independent Counsel, throughout the contract review process. The Independent Trustees relied upon the advice of Independent Counsel and their own business judgment in determining the material factors to be considered in evaluating each Advisory and Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Independent Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Independent Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to each Advisory and Sub-Advisory Agreement.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory and Sub-Advisory Agreements for the Funds for the year commencing January 1, 2009, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Advisers. The Board considered the investment management and related services provided by the Adviser and Sub-Advisers, including the quantity and quality of the resources available to provide such services. Among other things, the Board considered the qualifications of the individuals responsible for performing various investment related services.

The Board also considered the quality of the compliance programs of the Adviser and each Sub-Adviser, including the manner in which the Adviser and each Sub-Adviser monitor for compliance with the investment policies and restrictions of a Fund and with the Codes of Ethics of the Funds, the Adviser and the Sub-Advisers with respect to personal trading by employees with access to portfolio information. The Board also considered the actions taken by the Adviser and Sub-Advisers to establish and maintain effective disaster recovery and business continuity plans.

The Board considered the actions taken by the Adviser and its affiliated companies to administer the Funds' policies and procedures for voting proxies, valuing the Funds' assets, selective disclosure of portfolio holdings and preventing late-trading and frequent trading of Fund shares. With respect to these and related compliance matters, the Board also considered the responsiveness of the Adviser and its affiliated companies over the course of the past several years to the inquiries of various regulatory authorities.

The Board also took into account the efforts of the Adviser and its affiliated companies to reduce the expenses of the Funds. With respect to those Funds that are sub-advised by an affiliate of the Adviser, the Board specifically noted that, in recent years, the Adviser and its affiliated companies have significantly reduced the Funds' brokerage costs and portfolio turnover rates, as well as the quantity of research acquired through the use of soft dollars from the Funds' brokerage. The Board also noted the efforts of the Adviser to optimize the number of Funds in the ING complex of mutual funds and to standardize the asset management characteristics and policies across the ING mutual fund platform. Consideration was also given to the benefits that shareholders of the Funds realize because the Funds are part of a larger ING family of mutual funds, including, in most cases, the ability of shareholders to exchange or transfer investments within the same class of shares among a wide variety of mutual funds without incurring additional sales charges.

The Board concluded that the nature, extent and quality of advisory and related services provided by the Adviser and each of the Sub-Advisers, taken as a whole, are consistent with the terms of the respective Advisory and Sub-Advisory Agreements and justify the fees paid by the Funds for such services.

Fund Performance

The Board reviewed each Fund's investment performance over various time periods on an absolute basis and relative to the performance of (i) one or more appropriate benchmark indexes (such as the S&P 500 Composite Stock Price Index), (ii) a group of

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

similarly managed mutual funds identified by Lipper, Inc. and/or Morningstar, Inc., and (iii) similarly managed mutual funds within a specified peer group based upon a methodology approved by the Contracts Committee (each, a "Selected Peer Group"). The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods, where applicable, ending June 30, 2008 and the one-, three-, and five-year periods ending September 30, 2008. Summaries of selected portions of the performance information reviewed by the Board, together with the Board's conclusions regarding the performance of each Covered Fund, are set forth below under "Fund-by-Fund Analysis."

Management Fees, Sub-Advisory Fees and Expenses

Consideration was given to the contractual investment advisory fee rates, inclusive of administrative fee rates, payable by the Funds to the Adviser and its affiliated companies (referred to collectively as "management fees") and the contractual sub-advisory fee rates payable by the Adviser to each Sub-Adviser for sub-advisory services. As part of its review, the Board considered each Fund's management fee and total expense ratio, as compared to its Selected Peer Group, both before and after giving effect to any undertaking by the Adviser to waive fees and/or limit the total expenses of a Fund. In addition, the Trustees received information regarding the fees charged by each Sub-Adviser to similarly-managed institutional accounts and other mutual funds, if any, and the comparability (or lack thereof) of the services provided by the Sub-Adviser in managing such accounts and other mutual funds to the services provided in managing the Funds. With respect to the Funds sub-advised by an affiliate of the Adviser, the Board evaluated the reasonableness of the total fees received by the Adviser and its affiliate in the aggregate under the Advisory and Sub-Advisory Agreements. With respect to those Funds sub-advised by a Sub-Adviser that is not affiliated with the Adviser, the Board considered the reasonableness of the fees payable to the Sub-Adviser by the Adviser in light of the ability of the Adviser to negotiate such fees on an arm's-length basis. Summaries of selected portions of the fee and expense information reviewed with respect to each Covered Fund are set forth below under "Fund-by-Fund Analysis." After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser, the Board concluded with respect to each Fund that the management fee charged to the Fund for advisory, sub-advisory and related services is fair and reasonable and that the total expense ratio of the Fund is reasonable.

Profitability

The Board considered information relating to revenues, expenses, and profits realized by the Adviser and each Sub-Adviser attributable to performing advisory, sub-advisory and administrative services for the Funds. With respect to Funds sub-advised by an unaffiliated Sub-Adviser, the Board did not consider the profitability of the Sub-Adviser to be a material factor because the Board believes that the Adviser negotiates sub-advisory fees with the unaffiliated Sub-Adviser on an arm's-length basis. The Board reviewed profitability data for the Adviser and its affiliated companies, including the distributor of the Funds, relating to (i) each Fund separately, (ii) all Funds as a group, (iii) all "retail" Funds as a group, and (iv) all variable insurance product Funds as a group, in each case for the one-year periods ended December 31, 2007 and December 31, 2006 and the nine-month period ended September 30, 2008. With respect to the Adviser and its affiliates, such information was prepared in accordance with a methodology approved by the Contracts Committee. The Board considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Fund both with and without the profitability of the distributor of the Funds and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution and administrative services. With respect to Funds sub-advised by an affiliate of the Adviser, the Board considered the total profits derived by the Adviser and its affiliate in the aggregate attributable to managing and operating each Fund. The Board also considered other direct or indirect benefits that the Adviser and Sub-Advisers, and any affiliated companies thereof, derive from their relationships with the Funds, including the receipt by certain affiliates of the Adviser, of fees relating to the offering of bundled financial products, such as annuity contracts, and the receipt by Sub-Advisers of "soft dollar" benefits from the Funds' brokerage. The Board concluded that, in light of the nature, extent and quality of the services provided, the profits realized by the Adviser and its affiliated companies, taken as a whole, with respect to providing advisory, sub-advisory and administrative services for each Fund are reasonable.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Economies of Scale

In considering the reasonableness of the management fee of each Fund, the Board considered the extent to which economies of scale can be expected to be realized by a Fund's Adviser and its affiliated companies, on the one hand, and by the Fund, on the other hand, as the assets of the Fund increase. The Board noted that the advisory fee schedule for certain Funds includes breakpoints such that, as the assets of the Fund increase, the Fund's management fee will decrease as a percentage of the Fund's total assets. The Board recognized the inherent difficulties in measuring precisely the impact of any economies of scale being realized by the Adviser and its affiliated companies with respect to their management of any one or more Funds. In an effort to determine the extent to which economies of scale, if any, will be realized by the Adviser and its affiliated companies as the assets of the Funds grow, the Board considered the profitability data described above relating to the Adviser and its affiliated companies in light of changes in the assets of the Funds over various time periods. The Board noted that the total assets under management of many Funds have decreased during the past several years and concluded that the economies of scale realized by the Adviser and its affiliated companies from managing the Funds have not increased with respect to such Funds. The Board also reviewed information regarding the expense ratio of each Fund in light of changes in the assets of the Funds over various time periods, noting that, as the assets of a Fund increase, the fixed expenses of the Fund, as a percentage of the total assets of the Fund, can be expected to decrease. The Board considered such expense information in light of projections provided by the Adviser with respect to the future growth of assets of the Funds. Based upon the foregoing, the Board concluded that the economies of scale being realized by the Adviser and its affiliated companies do not mandate the implementation of breakpoints or additional breakpoints, as the case may be, with respect to any Fund at this time.

Fund-by-Fund Analysis

In deciding to approve the continuation of each Advisory and Sub-Advisory Agreement for an additional one-year period beginning January 1, 2009, the Board took into account the specific data and factors identified below relating to the performance, fees and expenses of each Covered Fund and actions being taken by the Adviser or Sub-Adviser, as the case may be, with respect to these matters. Except as otherwise indicated, the performance data described below for each Covered Fund is for periods ended September 30, 2008 and the management fees and expense data described below are as of June 30, 2008.

ING Balanced Fund

In evaluating the investment performance of ING Balanced Fund, the Board noted that the Fund outperformed its Morningstar category median for the most recent calendar quarter and one-year periods but underperformed for the year-to-date, three-year and five-year periods. The Board received performance information relating to a benchmark index of fixed income securities (the "FISB") and equity securities (the "ESB") from which the Board could calculate a composite benchmark index (the "Composite Benchmark") comprised of 60% ESB and 40% FISB. The Board noted that the Fund underperformed the Composite Benchmark for all periods presented. The Board also considered the fact that the Fund ranked in its Morningstar category in the second quintile for the most recent calendar quarter, in the third quintile for the year-to-date and one-year periods, in the fifth quintile for the three-year period and in the fourth quintile for the five-year period. The Board noted that the Sub-Adviser implemented a quantitative based model for selecting stocks based on dynamic factor weightings to manage the equity portion of the Fund in 2008. The Board concluded that appropriate actions are being taken to improve performance and that additional time is needed to evaluate the effectiveness of these actions.

In assessing the reasonableness of the management fee and expense ratio for ING Balanced Fund, the Board noted that the management fee is above the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Fund is above the median and average expense ratios of the funds in its Selected Peer Group.

ING Growth and Income Fund

In evaluating the investment performance of ING Growth and Income Fund, the Board noted that: (1) the Fund outperformed its Morningstar category median for the one-year, three-year and five-year periods but underperformed for the most recent calendar quarter and year-to-date periods; (2) the Fund outperformed its benchmark index for the one-year and three-year periods but underperformed for the most recent calendar quarter, year-to-date and five-year periods; and (3) the Fund is ranked in its Morningstar category in the first quintile for the three-year and five-year periods, in the second quintile for the one-year period and in the third quintile for the

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

most recent calendar quarter and year-to-date periods. The Board concluded that the performance of the Fund is satisfactory.

In assessing the reasonableness of the management fee and expense ratio for ING Growth and Income Fund, the Board noted that the management fee for the Fund is above the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Fund is below the median and average expense ratios of the funds in its Selected Peer Group.

ING Small Company Fund

In evaluating the investment performance of ING Small Company Fund, the Board noted that: (1) the Fund outperformed its Morningstar category median for all periods presented; (2) the Fund outperformed its benchmark index for the year-to-date, one-year, three-year and five-year periods but underperformed for the most recent calendar quarter; and (3) the Fund is ranked in its Morningstar category in the first quintile for the year-to-date, one-year and three-year periods and in the second quintile for the most recent calendar quarter and five-year periods. The Board concluded that the performance of the Fund is satisfactory.

In assessing the reasonableness of the management fee expense ratio for ING Small Company Fund, the Board noted that the management fee for the Fund is below the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Fund is below the median and average expense ratios of the funds in its Selected Peer Group.

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds

ING Balanced Fund

ING Growth and Income Fund

ING Real Estate Fund

Domestic Equity Funds-of-Funds

ING Strategic Allocation Conservative Fund

ING Strategic Allocation Growth Fund

ING Strategic Allocation Moderate Fund

Domestic Equity Growth Funds

ING Corporate Leaders 100 Fund

ING Equity Dividend Fund

ING Growth Opportunities Fund

ING MidCap Opportunities Fund

ING Opportunistic LargeCap Fund

ING Small Company Fund

ING SmallCap Opportunities Fund

ING Tactical Asset Allocation Fund

Domestic Equity Index Funds

ING Index Plus LargeCap Equity Fund VIII

ING Index Plus LargeCap Equity Fund IX

ING Index Plus LargeCap Fund

ING Index Plus MidCap Fund

ING Index Plus SmallCap Fund

Domestic Equity Value Funds

ING SmallCap Value Multi-Manager Fund

ING Value Choice Fund

Fixed-Income Funds

ING GNMA Income Fund

ING High Yield Bond Fund

ING Intermediate Bond Fund

Global Equity Funds

ING Global Equity Dividend Fund

ING Global Natural Resources Fund

ING Global Real Estate Fund

ING Global Value Choice Fund

International Equity Funds

ING Alternative Beta Fund

ING Asia-Pacific Real Estate Fund

ING Disciplined International SmallCap Fund

ING Emerging Countries Fund

ING European Real Estate Fund

ING Foreign Fund

ING Greater China Fund

ING Index Plus International Equity Fund

ING International Capital Appreciation Fund

ING International Equity Dividend Fund

ING International Growth Opportunities Fund

ING International Real Estate Fund

ING International SmallCap Multi-Manager Fund

ING International Value Fund

ING International Value Choice Fund

ING Russia Fund

Global and International Fixed-Income Funds

ING Emerging Markets Fixed Income Fund

ING Global Bond Fund

International Funds-of-Funds

ING Diversified International Fund

ING Global Target Payment Fund

Loan Participation Fund

ING Senior Income Fund

Money Market Funds*

ING Classic Money Market Fund

ING Money Market Fund

*  An investment in the funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds. Please see SEC filings for more information on the funds' participation in the U.S. Treasury Department's Temporary Guarantee Program for money market funds.

Investment Adviser

ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.
301 Bellevue Parkway

Wilmington, Delaware 19809

Independent Registered Public Accounting Firm

KPMG LLP

99 High Street

Boston, Massachusetts 02109

Custodian

The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel

Goodwin Procter LLP
Exchange Place
53 State Street
Boston, Massachusetts 02109

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund's investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the funds. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

  PRAR-ADEALL  (0509-072909)

Annual Report

May 31, 2009

Classes A, B, C, I, O and R

Domestic Equity Index Funds

■	ING Index Plus LargeCap Fund

■	ING Index Plus MidCap Fund

■	ING Index Plus SmallCap Fund

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

M U T U A L F U N D S

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Funds by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Dear Shareholder:

As we look ahead, there is an increasing sense that the outlook for the world economy and financial markets is improving. In our opinion, it is looking as if the United States could climb out of recession by the end of 2009, though the domestic economy is likely to remain weak and unemployment could still increase. Still, we may have more room for optimism.

Investors, at least, seem to have grown more optimistic about the prospects for economic recovery: the stock market rally that began in March is continuing, albeit if at a slower pace than earlier. What can we discern about mutual fund investors?

Results from several recent studies of retirement savers indicate that these fund investors have kept up their contributions despite the turmoil in the financial markets.1 A significant number of investors shifted their allocations, however, seeking to lower portfolio volatility by reducing their exposure to equities and increasing their exposure to stable value funds. The same behavior appears to be true across the broader mutual fund investor base as substantial monies flowed to fixed income products and money market products during the first five months of this year.

That reaction, though understandable, may not have been the best move for savers’ long-term interests. Becoming too defensive can be costly in the long run. It is important to keep in mind that saving for retirement or other purposes is a long-term endeavor. We believe an appropriately constructed investment plan that you can adhere to steadily over time stands the greatest chance of achieving your goals.

Some of those investors who opted for lower equity exposure may decide to move back into equities gradually. Before making any change in your savings program or portfolio, we urge you to discuss it thoroughly with your financial advisor.

Thank you for your continued confidence in ING. We look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews,

President and Chief Executive Officer

ING Funds

June 26, 2009

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

[1]	Source: 401(k) Investors Ignored Market Turmoil, Studies Show, Ignites, June 15, 2009. Online at
http://www.ignites.com/articles/20090615/investors_ignored_market_turmoil_studies_show.

1

MARKET PERSPECTIVE:  YEAR ENDED MAY 31, 2009

In our semi-annual report, we described a financial world staring into the abyss of credit market collapse. Matters would get worse before they got better. Global equities in the form of the MSCI World® Index(1) measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below), had plunged 36.10% to the end of November. The MSCI World Index(1) continued to slide and by March 9, 2009, it dropped another 21.00%, plumbing levels not seen since late 2002. From there markets recovered, fitfully but strongly, and squeezed out a gain of 5.90% for the second half-year, shaving the loss for the fiscal year ended May 31, 2009 to 32.30%. (The MSCI World® Index dropped 34.83% for the fiscal year ended May 31, 2009, measured in U.S. dollars). In currencies, the dollar fell 10.30% against the euro and 5.00% against the pound in the second six months, reducing dollar gains for the fiscal year ended May 31, 2009 to respectively, 9.70% and 22.00%. Against the yen, the dollar lost 9.60% for the fiscal year ended May 31, 2009, all but 0.20% of this in the first half of the fiscal year.

The global credit crisis had worsened after the U.S. government, by then the judge, jury and executioner for financial institutions in trouble, allowed Lehman Brothers no reprieve from bankruptcy. Lending all but seized up. Investors dumped risky asset classes to buy U.S. Treasuries or repay debt.

The policy response was huge but initially muddled. The Troubled Assets Relief Program (“TARP”), with a budget of $700 billion, was originally intended to relieve banks’ balance sheets of enormous volumes of distressed loans and toxic assets. Instead most of the money was used to recapitalize the banks.

Other government-sponsored programs provided practical help, like support for the commercial paper market and a guarantee facility for money market funds. The announced intention to buy vast quantities of agency mortgage-backed bonds and debentures drove 30-year mortgage rates below 5.00% to record low levels. The newly-elected U.S. president promised a $1 trillion stimulus package. And in December, the Federal Open Market Committee (“FOMC”) reduced interest rates to between 0% and 0.25%.

But credit conditions remained conspicuously tight and the real economy was still in trouble.

Unemployment reached 8.90% in April, the highest since 1983. In the first quarter of 2009, 9.12% of mortgages were in delinquency as house prices sank nearly 19.00% year-over-year according to the

Standard & Poor’s (“S&P”)/Case-Shiller National U.S. Home Price Index(2) for 20 major metropolitan areas. Inflation recorded its first annual decline since 1955. Gross Domestic Product (“GDP”) fell at an annualized rate of 5.70% in the first quarter of 2009, after falling 6.30% in the previous quarter, the worst performance since 1982.

Yet by early March, some of the news was getting less bad and before long, the term “green shoots” seemed to be on the lips of almost every financial commentator. Durable goods orders, consumer confidence and at last, new home sales and single family housing starts unexpectedly picked up from still poor levels. Some hard details were announced about a new Public-Private Investment Program to buy up banks’ distressed securities: many people think it might work. And some banks even reported first quarter headline profits, although the footnotes and fine print were less impressive. Still, news usually has to get less bad before it becomes good and these tentative signs of hope were enough to inspire a partial return to favor for risky asset classes, at least through May.

U.S. fixed income markets had a tumultuous six months, reflecting the appetite for risk. The Barclays Capital U.S. Aggregate Bond Index(3) of investment grade bonds returned 5.36% for the fiscal year ended May 31, 2009, 5.10% of it after November. High yield bonds, represented by the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index(4) gained 36.14% after November, but lost 7.06% for the fiscal year ended May 31, 2009. The yield on the ten-year U.S. Treasury Note started the fiscal year at 3.76%, fell by the end of 2008 to 2.24%, the lowest since 1954, but recovered to 3.46% by the end of the fiscal year ended May 31, 2009.

U.S. equities, represented by the S&P 500® Composite Stock Price (“S&P 500®”) Index(5) including dividends, edged ahead 4.10% in the six months through May 2009, which did little to cushion a 32.60% fall for the fiscal year ended May 31, 2009. The first quarter of 2009 marked the seventh straight quarter of declining profits from one year earlier for S&P 500® companies. As with stock markets generally, March 9, 2009 was the low point, when the index closed at September 1996 levels. From there it recovered 36.60%, with the financials sub-index soaring 97.30%.

International markets also took heart after March 9, 2009, as lower interest rates, government stimulus and a smattering of not-so-bad economic reports led many to feel that the worst of the crisis was over. The

2

MARKET PERSPECTIVE:   YEAR ENDED MAY 31, 2009

MSCI Japan® Index(6) added 9.30% for the six months through May, but fell 36.30% for the fiscal year ended May 31, 2009. GDP in the first quarter of 2009 was 4.00% less than in the previous quarter, as exports halved in value year-over-year. Nevertheless, sentiment was supported by the scale of China’s $586 billion stimulus package. The MSCI Europe ex UK® Index(7) rose 4.40%, (down 34.10% for the fiscal year ended May 31, 2009). First quarter Eurozone GDP fell 4.60% from the previous year, depressed also by slumping exports, especially for Germany, the world’s biggest exporter. After a slow start, the European Central Bank ultimately cut interest rates back to 1.00%. The MSCI UK® Index(8) gained 5.80% (down 23.50% for the fiscal year ended May 31, 2009). The effects of a bigger housing bubble than in the U.S. and deeper personal indebtedness pushed first quarter GDP down 4.10% from first quarter 2008, prompting the Bank of England to reduce interest rates to 0.50% and introduce quantitative easing. Yet retail sales held up fairly well and house prices were starting to firm as our fiscal year ended.

(1)  The MSCI World® Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2)  The S&P/Case-Shiller National U.S. Home Price Index tracks the value of single-family housing within the United States. The index is a composite of single-family home price indices for the nine U.S. Census divisions and is calculated quarterly.

(3)  The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(4)  The Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index is an unmanaged index that measures the performance of non-investment grade fixed-income securities.

(5)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(6)  The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(7)  The MSCI Europe ex UK® Index is a free float adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(8)  The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

Parentheses denote a negative number.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

3

ING INDEX PLUS LARGECAP FUND	PORTFOLIO MANAGERS’ REPORT

ING Index Plus LargeCap Fund (the “Fund”) seeks to outperform the total return performance of the Standard & Poor’s 500® Composite Stock Price Index(1) (“S&P 500® Index”), while maintaining a market level of risk. The Fund is managed by Vincent Costa, Portfolio Manager* of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended May 31, 2009, the Fund’s Class A shares, excluding sales charges, provided a total return of (32.85)% compared to the S&P 500® Index, which returned (32.57)%, for the same period.

Portfolio Specifics: The Fund is designed to add value to the S&P 500® Index through bottom-up security selection based on rankings determined by a blend of customized sector and universe models. Portfolio construction results in a portfolio with a profile reasonably close to that of the benchmark, and allows for modest sector tilts based on the relative abundance of highly ranked stocks in each sector.

The Fund navigated a turbulent market year reasonably well and modestly outperformed for the fiscal year before fees. Our stock ranking models proved especially effective in the energy, financials and consumer staples sectors. Our sector models detracted value in the industrials and utilities sectors while the sector strategy was on balance a modest drag, due mainly to a small overweight of a particularly weak financial sector. The factors used in the sector models exhibited extraordinarily high relative volatility during the year, with the valuation, market recognition and quality factors employed reversing trend violently a number of times as sharp contractions followed by short countertrends indicated a lack of persistency.

The sharpest reversal in this fiscal year happened in early March, when markets bottomed and staged a powerful rally after the S&P 500® Index had lost almost 60% from its 2007 peak. Our quality factors, which on balance had worked well until then, underperformed significantly thereafter as low-quality stocks surged from depressed levels. Valuation factors performed poorly after September 2008, but rebounded strongly after the March low. Market recognition factors, especially those based on growth, proved problematic for most of the year with the exception of 2008’s final calendar quarter.

At the security level, the largest net positive contributions came from a lack of exposure to Schlumberger Ltd. and to Bank of America Corp. and Citigroup, Inc. when these stocks fared far worse than the market. Stocks that hurt performance most included health insurer CIGNA Corp., Freeport-McMoran Copper and Gold, Inc., and integrated oil producer ConocoPhillips.

Outlook and Current Strategy: Our research builds structured portfolios of stocks with fundamental characteristics that we believe will translate into a performance advantage over the benchmark. We believe our analysis positions the Fund to capitalize on high-quality companies in the S&P 500® Index with superior business momentum, strong earnings and attractive valuations. We rebalance the portfolio twice monthly to help maintain its focus on stocks that our analysis identifies as attractive. At the close of the reporting period, the Fund was overweight the industrials, information technology and financials sectors, and underweight in the consumer staples, healthcare, consumer discretionary and materials sectors. The Fund had a modest value tilt and slightly higher expected current year earnings growth compared to the S&P 500® Index.

*	Effective January 13, 2009, Omar Aguilar is no longer a portfolio manager of the Fund.
(1)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*

as of May 31, 2009

(as a percent of net assets)

ExxonMobil Corp.	4.1%
International Business Machines Corp.	2.4%
Microsoft Corp.	2.0%
Cisco Systems, Inc.	1.8%
Apple, Inc.	1.8%
Pfizer, Inc.	1.8%
General Electric Co.	1.8%
JPMorgan Chase & Co.	1.8%
AT&T, Inc.	1.7%
Wells Fargo & Co.	1.7%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

4

PORTFOLIO MANAGERS’ REPORT	ING INDEX PLUS LARGECAP FUND

Average Annual Total Returns for the Periods Ended May 31, 2009
	1 Year	5 Year	10 Year	Since Inception of Class O August 1, 2001	Since Inception of Class R December 8, 2003
Including Sales Charge:
Class A(1)	(34.87)%	(3.60)%	(2.84)%	—	—
Class B(2)	(36.64)%	(4.11)%	(3.27)%	—	—
Class C(3)	(33.81)%	(3.49)%	(3.02)%	—	—
Class I	(32.70)%	(2.79)%	(2.30)%	—	—
Class O	(32.86)%	(3.03)%	—	(2.79)%	—
Class R	(33.05)%	(3.28)%	—	—	(2.16)%
Excluding Sales Charge:
Class A	(32.85)%	(3.01)%	(2.54)%	—	—
Class B	(33.32)%	(3.74)%	(3.27)%	—	—
Class C	(33.15)%	(3.49)%	(3.02)%	—	—
Class I	(32.70)%	(2.79)%	(2.30)%	—	—
Class O	(32.86)%	(3.03)%	—	(2.79)%	—
Class R	(33.05)%	(3.28)%	—	—	(2.16)%
S&P 500® Index(4)	(32.57)%	(1.90)%	(1.71)%	(1.60)%	(0.55	)%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Plus LargeCap Fund against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data Shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 3%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.
(4)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
(5)	Since inception performance for the index is shown from December 1, 2003.

5

ING INDEX PLUS MIDCAP FUND	PORTFOLIO MANAGERS’ REPORT

ING Index Plus MidCap Fund (the “Fund”) seeks to outperform the total return performance of the Standard & Poor’s MidCap 400 Index(1) (“S&P MidCap 400 Index”), while maintaining a market level of risk. The Fund is managed by Vincent Costa, Portfolio Manager* of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended May 31, 2009, the Fund’s Class A shares, excluding sales charges, provided a total return of (35.44)% compared to the S&P MidCap 400 Index, which returned (33.50)%, for the same period.

Portfolio Specifics: The Fund is designed to add value to the S&P MidCap 400 Index through bottom-up security selection based on rankings determined by a blend of customized sector and universe models. Portfolio construction results in a portfolio with a profile reasonably close to that of the benchmark, and allows for modest sector tilts based on the relative abundance of highly ranked stocks in each sector.

The Fund underperformed its benchmark for the fiscal year, after being slightly ahead of the S&P MidCap 400 Index at the half-year mark. The Fund’s sector positioning detracted slightly, due mainly to an underweight of the relatively defensive utilities sector. In a year of considerable factor volatility, the sector models for utilities, industrials, financials and consumer discretionary stocks resulted in lost value. This was partly offset by successful stock positioning in the healthcare and materials sectors. The factors used in the sector models exhibited extraordinarily high relative volatility during the year, with the valuation, market recognition and quality factors employed reversing trend violently a number of times as sharp contractions followed by short countertrends indicated a lack of persistency.

The sharpest reversal in this fiscal year happened in early March, when markets bottomed and staged a powerful rally after the S&P 500® Index had declined almost 60% from its 2007 peak. Our quality factors, which on balance had worked well until then, underperformed significantly thereafter as low-quality stocks surged from depressed levels. Valuation factors performed poorly after September 2008, but rebounded strongly after the March low. Market recognition factors, especially those based on growth, proved problematic for most of the year with the exception of 2008’s final calendar quarter.

At the security level, the largest net positive contributions came from a lack of exposure to Kansas City Southern, Covance, Inc. and to Quicksilver Resources, Inc. when these stocks significantly underperformed. The largest performance detractors included BorgWarner, Inc., Apollo Investment Corp. and Plains Exploration & Production Co..

Current Strategy and Outlook: Our research builds structured portfolios of stocks with fundamental characteristics that we believe will translate into a performance advantage over the benchmark. The evaluation includes every stock in the Index. At the close of the reporting period, the Fund was overweight the information technology and consumer discretionary sectors and underweight in the materials, utilities and healthcare sectors. The Fund had a modest value tilt and slightly higher expected current year earnings growth compared to the S&P MidCap 400 Index.

*	Effective January 13, 2009, Omar Aguilar is no longer a portfolio manager of the Fund.
(1)	The S&P Midcap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*

as of May 31, 2009

(as a percent of net assets)

Ross Stores, Inc.	1.0%
Western Digital Corp.	1.0%
Pride International, Inc.	0.9%
Everest Re Group Ltd.	0.9%
FMC Technologies, Inc.	0.8%
New York Community Bancorp., Inc.	0.8%
Priceline.com, Inc.	0.8%
Rayonier, Inc.	0.7%
Church & Dwight Co., Inc.	0.7%
Dollar Tree, Inc.	0.7%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund — Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

6

PORTFOLIO MANAGERS’ REPORT	ING INDEX PLUS MIDCAP FUND

Average Annual Total Returns for the Periods Ended May 31, 2009
	1 Year	5 Year	10 Year	Since Inception of Class O August 1, 2001	Since Inception of Class R October 24, 2003
Including Sales Charge:
Class A(1)	(37.40)%	(2.26)%	3.82%	—	—
Class B(2)	(39.25)%	(2.71)%	3.34%	—	—
Class C(3)	(36.50)%	(2.18)%	3.61%	—	—
Class I	(35.30)%	(1.42)%	4.41%	—	—
Class O	(35.45)%	(1.68)%	—	1.10%	—
Class R	(35.66)%	(1.93)%	—	—	0.28%
Excluding Sales Charge:
Class A	(35.44)%	(1.66)%	4.14%	—	—
Class B	(36.05)%	(2.43)%	3.34%	—	—
Class C	(35.86)%	(2.18)%	3.61%	—	—
Class I	(35.30)%	(1.42)%	4.41%	—	—
Class O	(35.45)%	(1.68)%	—	1.10%	—
Class R	(35.66)%	(1.93)%	—	—	0.28%
S&P MidCap 400 Index(4)	(33.50)%	0.69%	5.10%	2.82%	2.21	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Plus MidCap Fund against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 3%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.
(4)	The S&P MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.
(5)	Since inception performance for the index is shown from November 1, 2003.

7

ING INDEX PLUS SMALLCAP FUND	PORTFOLIO MANAGERS’ REPORT

ING Index Plus SmallCap Fund (the “Fund”) seeks to outperform the total return performance of the Standard & Poor’s SmallCap 600 Index(1) (“S&P SmallCap 600 Index”), while maintaining a market level of risk. The Fund is managed by Vincent Costa, Portfolio Manager* of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended May 31, 2009, the Fund’s Class A shares, excluding sales charges, provided a total return of (33.03)% compared to the S&P SmallCap 600 Index, which returned (31.93)%, for the same period.

Portfolio Specifics: The Fund is designed to add value to the S&P SmallCap 600 Index through bottom-up security selection based on rankings determined by a blend of customized sector and universe models. Portfolio construction results in a portfolio with a profile reasonably close to that of the benchmark, and allows for modest sector tilts based on the relative abundance of highly ranked stocks in each sector.

For the fiscal year, the Fund underperformed its benchmark, the S&P SmallCap 600 Index. The sector allocation strategy added value, due mainly to an underweight of a weak energy sector and overweights of the outperforming information technology and consumer discretionary sectors. Underweights of the defensive consumer staples and utilities sectors partly offset this benefit. Our blend of valuation, quality and market recognition factors on balance lost value, with adverse results in the industrials, energy and consumer discretionary sectors partly offset by contributions from information technology and materials. The factors used in the sector models exhibited extraordinarily high relative volatility during the year. The valuation, market recognition and quality factors employed reversing trend violently a number of times as sharp contractions followed by short countertrends indicated a lack of persistency. On balance, the second half of the fiscal year was slightly ahead of the benchmark.

The sharpest reversal in this fiscal year happened in early March, when markets bottomed and staged a powerful rally after the S&P SmallCap 600 Index had lost almost 60% from its 2007 peak. Our quality factors, which on balance had worked well until then, underperformed significantly thereafter as low-quality stocks surged from depressed levels. Valuation factors performed poorly after September 2008, but rebounded strongly after the March low. Market recognition factors, especially those based on growth, proved problematic for most of the year with the exception of 2008’s third calendar quarter.

At the security level, the largest positive net contributions came from stocks to which the Fund was underexposed when markets were especially weak. These included Penn Virginia Corp., Microsemi Corp. and Moog, Inc.. Among the largest detractors were Stone Energy Corp., NCI Building Systems, Inc., Bowne & Co., Inc. and Quaker Chemical Corp..

Current Strategy and Outlook: Our research builds structured portfolios of stocks with fundamental characteristics that we believe will translate into a performance advantage over the benchmark. The evaluation includes every stock in the index. At the close of the reporting period, the Fund was overweight the information technology, financials and consumer discretionary sectors; and underweight in the industrials, utilities, healthcare and consumer staples sectors. The Fund had a modest value tilt and slightly higher expected earnings growth compared to the S&P SmallCap 600 Index.

*	Effective January 13, 2009, Omar Aguilar is no longer a portfolio manager of the Fund.
(1)	The S&P SmallCap 600 Index is an unmanaged index that measures the performance of the small-size company segment of the U.S. market.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*

as of May 31, 2009

(as a percent of net assets)

Micros Systems, Inc.	1.0%
Mednax, Inc.	0.8%
EMCOR Group, Inc.	0.8%
Atmos Energy Corp.	0.8%
Gardner Denver, Inc.	0.7%
WMS Industries, Inc.	0.7%
Rock-Tenn Co.	0.7%
Atwood Oceanics, Inc.	0.7%
Tractor Supply Co.	0.7%
SEACOR Holdings, Inc.	0.7%

*	Excludes short-term investments related to ING Institutional Prime Money Market Fund — Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

8

PORTFOLIO MANAGERS’ REPORT	ING INDEX PLUS SMALLCAP FUND

Average Annual Total Returns for the Periods Ended May 31, 2009
	1 Year	5 Year	10 Year	Since Inception of Class O August 1, 2001	Since Inception of Class R December 8, 2003
Including Sales Charge:
Class A(1)	(35.02)%	(3.33)%	2.59%	—	—
Class B(2)	(36.84)%	(3.73)%	2.15%	—	—
Class C(3)	(34.04)%	(3.19)%	2.40%	—	—
Class I	(32.89)%	(2.48)%	3.18%	—	—
Class O	(33.02)%	(2.73)%	—	1.05%	—
Class R	(33.23)%	(2.99)%	—	—	(1.76)%
Excluding Sales Charge:
Class A	(33.03)%	(2.73)%	2.90%	—	—
Class B	(33.51)%	(3.45)%	2.15%	—	—
Class C	(33.37)%	(3.19)%	2.40%	—	—
Class I	(32.89)%	(2.48)%	3.18%	—	—
Class O	(33.02)%	(2.73)%	—	1.05%	—
Class R	(33.23)%	(2.99)%	—	—	(1.76)%
S&P SmallCap 600 Index(4)	(31.93)%	(0.11)%	5.17%	2.92%	0.98	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Plus SmallCap Fund against the Index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log onto www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 3%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.
(4)	The S&P SmallCap 600 Index is an unmanaged index that measures the performance of the small-size company segment of the U.S. market.
(5)	Since inception performance for the index is shown from December 1, 2003.

9

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2008 to May 31, 2009. The Funds’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value December 1, 2008	Ending Account Value May 31, 2009	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2009*	Beginning Account Value December 1, 2008	Ending Account Value May 31, 2009	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2009*
ING Index Plus LargeCap Fund
Class A	$1,000.00	$1,040.00	0.95%	$4.83	$1,000.00	$1,020.14	0.95%	$4.78
Class B	1,000.00	1,035.60	1.70	8.63	1,000.00	1,016.40	1.70	8.55
Class C	1,000.00	1,037.00	1.45	7.36	1,000.00	1,017.65	1.45	7.29
Class I	1,000.00	1,041.20	0.70	3.56	1,000.00	1,021.39	0.70	3.53
Class O	1,000.00	1,039.10	0.95	4.83	1,000.00	1,020.14	0.95	4.78
Class R	1,000.00	1,037.80	1.20	6.10	1,000.00	1,018.90	1.20	6.04
ING Index Plus MidCap Fund
Class A	$1,000.00	$1,099.40	1.00%	$5.23	$1,000.00	$1,019.95	1.00%	$5.04
Class B	1,000.00	1,094.00	1.75	9.14	1,000.00	1,016.21	1.75	8.80
Class C	1,000.00	1,095.60	1.50	7.84	1,000.00	1,017.45	1.50	7.54
Class I	1,000.00	1,101.40	0.75	3.93	1,000.00	1,021.19	0.75	3.78
Class O	1,000.00	1,099.80	1.00	5.24	1,000.00	1,019.95	1.00	5.04
Class R	1,000.00	1,098.00	1.25	6.54	1,000.00	1,018.70	1.25	6.29

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half year.

10

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value December 1, 2008	Ending Account Value May 31, 2009	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2009*	Beginning Account Value December 1, 2008	Ending Account Value May 31, 2009	Annualized Expense Ratio	Expenses Paid During the Period Ended May 31, 2009*
ING Index Plus SmallCap Fund
Class A	$1,000.00	$1,056.40	1.00%	$5.13	$1,000.00	$1,019.95	1.00%	$5.04
Class B	1,000.00	1,052.90	1.75	8.96	1,000.00	1,016.21	1.75	8.80
Class C	1,000.00	1,053.60	1.50	7.68	1,000.00	1,017.45	1.50	7.54
Class I	1,000.00	1,059.00	0.75	3.85	1,000.00	1,021.19	0.75	3.78
Class O	1,000.00	1,056.80	1.00	5.13	1,000.00	1,019.95	1.00	5.04
Class R	1,000.00	1,054.60	1.25	6.40	1,000.00	1,018.70	1.25	6.29

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half year.

11

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors

ING Series Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING Index Plus LargeCap Fund, ING Index Plus MidCap Fund, and ING Index Plus SmallCap Fund, each a series of ING Series Fund, Inc., as of May 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned Funds of ING Series Fund, Inc. as of May 31, 2009, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 28, 2009

12

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2009

	ING Index Plus LargeCap Fund	ING Index Plus MidCap Fund	ING Index Plus SmallCap Fund
ASSETS:
Investments in securities at value+*	$350,281,754	$140,459,803	$64,711,897
Short-term investments**	2,870,520	8,017,929	3,623,378
Short-term investments in affiliates***	1,329,000	1,086,000	734,000
Cash	404	1,424	1,175
Cash collateral for futures	746,750	176,750	76,950
Receivables:
Investment securities sold	5,552,124	247,734	58,019
Fund shares sold	116,057	91,647	56,476
Dividends and interest	1,073,063	195,976	41,220
Prepaid expenses	54,831	23,305	20,109
Reimbursement due from manager	25,774	—	1,174

Total assets	362,050,277	150,300,568	69,324,398

LIABILITIES:
Payable for investment securities purchased	1,772,688	171,567	148,463
Payable for fund shares redeemed	573,782	86,947	61,468
Payable upon receipt of securities loaned	2,929,347	8,217,502	3,712,288
Payable to affiliates	338,829	164,190	44,081
Payable for directors fees	18,713	10,863	13,458
Other accrued expenses and liabilities	563,913	204,113	139,588

Total liabilities	6,197,272	8,855,182	4,119,346

NET ASSETS	$355,853,005	$141,445,386	$65,205,052

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$531,975,389	$208,423,922	$97,060,363
Undistributed net investment income	2,068,853	352,036	74,959
Accumulated net realized loss on investments and futures	(209,959,010)	(66,983,639)	(27,119,454)
Net unrealized appreciation or depreciation on investments and futures	31,767,773	(346,933)	(4,810,816)

NET ASSETS	$355,853,005	$141,445,386	$65,205,052

+ Including securities loaned at value	$2,810,888	$8,134,322	$3,635,360
* Cost of investments in securities	$318,703,589	$140,900,525	$69,453,837
** Cost of short-term investments	$2,929,347	$8,217,502	$3,712,288
*** Cost of short-term investments in affiliates	$1,329,000	$1,086,000	$734,000

See Accompanying Notes to Financial Statements

13

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2009 (CONTINUED)

	ING Index Plus LargeCap Fund	ING Index Plus MidCap Fund	ING Index Plus SmallCap Fund
Class A:
Net assets	$69,823,066	$54,374,563	$19,816,773
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	6,426,041	5,774,473	2,074,051
Net asset value and redemption price per share	$10.87	$9.42	$9.55
Maximum offering price per share (3.00%)(1)	$11.21	$9.71	$9.85
Class B:
Net assets	$167,778,287	$7,561,344	$2,885,121
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	15,407,845	854,196	329,883
Net asset value and redemption price per share(2)	$10.89	$8.85	$8.75
Maximum offering price per share	$10.89	$8.85	$8.75
Class C:
Net assets	$26,013,532	$6,908,200	$2,752,498
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	2,387,319	761,395	305,807
Net asset value and redemption price per share(2)	$10.90	$9.07	$9.00
Maximum offering price per share	$10.90	$9.07	$9.00
Class I:
Net assets	$34,096,985	$24,461,885	$12,270,762
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	3,120,486	2,559,744	1,245,410
Net asset value and redemption price per share	$10.93	$9.56	$9.85
Maximum offering price per share	$10.93	$9.56	$9.85
Class O:
Net assets	$51,158,789	$39,337,255	$23,422,091
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	4,701,736	4,163,652	2,431,315
Net asset value and redemption price per share	$10.88	$9.45	$9.63
Maximum offering price per share	$10.88	$9.45	$9.63
Class R:
Net assets	$6,982,346	$8,802,139	$4,057,807
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	646,242	941,544	427,997
Net asset value and redemption price per share	$10.80	$9.35	$9.48
Maximum offering price per share	$10.80	$9.35	$9.48

(1)	Maximum offering price is computed at 100/97 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

14

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2009

	ING Index Plus LargeCap Fund	ING Index Plus MidCap Fund	ING Index Plus SmallCap Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$8,168,974	$3,098,884	$1,184,618
Interest	7,813	6,498	5,970
Securities lending income, net	110,889	213,184	239,382

Total investment income	8,287,676	3,318,566	1,429,970

EXPENSES:
Investment management fees	1,379,910	795,858	372,076
Distribution and service fees:
Class A	198,656	171,992	66,472
Class B	990,254	109,104	43,784
Class C	137,676	67,881	27,226
Class O	142,149	111,523	64,746
Class R	49,308	68,870	28,612
Transfer agent fees	827,034	333,762	230,378
Administrative service fees	245,319	141,487	66,147
Shareholder reporting expense	37,356	66,781	51,881
Registration fees	111,637	72,038	69,498
Professional fees	43,300	66,213	32,637
Custody and accounting expense	49,793	43,100	32,008
Directors fees	11,050	13,994	16,130
Miscellaneous expense	27,036	31,545	21,743
Interest expense	1,360	1,432	392

Total expenses	4,251,838	2,095,580	1,123,730
Net waived and reimbursed fees	(578,738)	(235,638)	(272,017)

Net expenses	3,673,100	1,859,942	851,713

Net investment income	4,614,576	1,458,624	578,257

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES:
Net realized loss on:
Investments	(138,858,879)	(55,630,900)	(17,251,178)
Futures	(614,587)	(1,599,510)	(440,270)

Net realized loss on investments and futures	(139,473,466)	(57,230,410)	(17,691,448)

Net change in unrealized appreciation or depreciation on:
Investments	36,003,586	(41,960,909)	(22,401,575)
Futures	155,487	(50,676)	(111,497)

Net change in unrealized appreciation or depreciation on investments and futures	36,159,073	(42,011,585)	(22,513,072)

Net realized and unrealized loss on investments and futures	(103,314,393)	(99,241,995)	(40,204,520)

Decrease in net assets resulting from operations	$(98,699,817)	$(97,783,371)	$(39,626,263)

* Foreign taxes withheld	$—	$—	$133
(1) Dividends from affiliates	$22,666	$25,465	$12,082

See Accompanying Notes to Financial Statements

15

STATEMENTS OF CHANGES IN NET ASSETS

	ING Index Plus LargeCap Fund		ING Index Plus MidCap Fund
	Year Ended May 31, 2009	Year Ended May 31, 2008	Year Ended May 31, 2009	Year Ended May 31, 2008
FROM OPERATIONS:
Net investment income	$4,614,576	$3,780,884	$1,458,624	$1,000,878
Net realized gain (loss) on investments and futures	(139,473,466)	23,693,197	(57,230,410)	5,399,352
Net change in unrealized appreciation or depreciation on investments and futures	36,159,073	(65,758,473)	(42,011,585)	(34,496,080)

Decrease in net assets resulting from operations	(98,699,817)	(38,284,392)	(97,783,371)	(28,095,850)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(1,174,146)	(1,996,352)	(506,492)	(589,361)
Class B	(467,524)	(84,815)	(412)	—
Class C	(140,444)	(107,628)	(9,927)	—
Class I	(888,912)	(754,101)	(366,192)	(270,008)
Class O	(972,819)	(1,187,635)	(377,333)	(335,102)
Class R	(141,210)	(244,748)	(40,261)	(55,299)
Net realized gains:
Class A	—	(8,153,149)	—	(23,750,035)
Class B	—	(1,198,948)	—	(4,596,747)
Class C	—	(737,991)	—	(3,238,213)
Class I	—	(2,476,112)	—	(6,664,789)
Class O	—	(4,600,813)	—	(11,923,153)
Class R	—	(1,263,040)	—	(4,835,439)

Total distributions	(3,785,055)	(22,805,332)	(1,300,617)	(56,258,146)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	31,935,306	116,368,865	29,273,695	73,155,309
Proceeds from shares issued in merger (Note 12)	231,270,543	—	—	—
Reinvestment of distributions	2,999,546	22,216,679	946,571	53,557,781

	266,205,395	138,585,544	30,220,266	126,713,090
Cost of shares redeemed	(117,695,682)	(244,421,779)	(73,200,203)	(130,099,626)

Net increase (decrease) in net assets resulting from capital share transactions	148,509,713	(105,836,235)	(42,979,937)	(3,386,536)

Net increase (decrease) in net assets	46,024,841	(166,925,959)	(142,063,925)	(87,740,532)

NET ASSETS:
Beginning of year	309,828,164	476,754,123	283,509,311	371,249,843

End of year	$355,853,005	$309,828,164	$141,445,386	$283,509,311

Undistributed net investment income at end of year	$2,068,853	$1,303,027	$352,036	$345,549

See Accompanying Notes to Financial Statements

16

STATEMENTS OF CHANGES IN NET ASSETS

	ING Index Plus SmallCap Fund
	Year Ended May 31, 2009	Year Ended May 31, 2008
FROM OPERATIONS:
Net investment income	$578,257	$141,771
Net realized loss on investments and futures	(17,691,448)	(8,194,700)
Net change in unrealized appreciation or depreciation on investments and futures	(22,513,072)	(17,848,171)

Decrease in net assets resulting from operations	(39,626,263)	(25,901,100)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(164,507)	—
Class C	(2,818)	—
Class I	(161,024)	—
Class O	(188,551)	—
Class R	(10,483)	—
Net realized gains:
Class A	—	(6,841,323)
Class B	—	(1,378,470)
Class C	—	(918,429)
Class I	—	(1,830,945)
Class O	—	(4,974,039)
Class R	—	(1,861,770)

Total distributions	(527,383)	(17,804,976)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	14,167,137	40,876,810
Reinvestment of distributions	356,011	17,167,928

	14,523,148	58,044,738
Cost of shares redeemed	(39,569,349)	(53,632,659)

Net increase (decrease) in net assets resulting from capital share transactions	(25,046,201)	4,412,079

Net decrease in net assets	(65,199,847)	(39,293,997)

NET ASSETS:
Beginning of year	130,404,899	169,698,896

End of year	$65,205,052	$130,404,899

Undistributed net investment income at end of year	$74,959	$105,024

See Accompanying Notes to Financial Statements

17

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions						Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)	Expenses net of fee waivers and/ or recoupments, if any(2)(3)		Expenses net of all reductions/ additions		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		(000’s)	(%)
ING Index Plus LargeCap Fund
Class A
05-31-09	16.48	0.22		(5.63)	(5.41)	0.20	—	—	0.20	10.87	(32.85)	1.14	0.95	†	0.95	†	1.61	†	69,823	201
05-31-08	19.53	0.19	•	(2.01)	(1.82)	0.24	0.99	—	1.23	16.48	(9.63)	1.11	0.95	†	0.95	†	1.08	†	116,049	144
05-31-07	16.17	0.16	•	3.36	3.52	0.16	—	—	0.16	19.53	21.86	0.98	0.95	†	0.95	†	0.93	†	207,710	109
05-31-06	15.21	0.14	•	0.95	1.09	0.13	—	—	0.13	16.17	7.14	0.95	0.95		0.95		0.89		217,766	133
05-31-05	14.19	0.16		1.02	1.18	0.16	—	—	0.16	15.21	8.33	0.93	0.93		0.93		1.08		259,323	78
Class B
05-31-09	16.41	0.13	•	(5.60)	(5.47)	0.05	—	—	0.05	10.89	(33.32)	1.89	1.70	†	1.70	†	1.27	†	167,778	201
05-31-08	19.42	0.06	•	(2.01)	(1.95)	0.07	0.99	—	1.06	16.41	(10.34)	1.86	1.70	†	1.70	†	0.34	†	16,512	144
05-31-07	16.07	0.03	•	3.34	3.37	0.02	—	—	0.02	19.42	20.97	1.73	1.70	†	1.70	†	0.17	†	30,137	109
05-31-06	15.12	0.03		0.93	0.96	0.01	—	—	0.01	16.07	6.33	1.70	1.70		1.70		0.14		33,911	133
05-31-05	14.11	0.05		1.00	1.05	0.04	—	—	0.04	15.12	7.45	1.68	1.68		1.68		0.34		37,706	78
Class C
05-31-09	16.49	0.15	•	(5.62)	(5.47)	0.12	—	—	0.12	10.90	(33.15)	1.64	1.45	†	1.45	†	1.37	†	26,014	201
05-31-08	19.54	0.12		(2.04)	(1.92)	0.14	0.99	—	1.13	16.49	(10.12)	1.61	1.45	†	1.45	†	0.60	†	11,494	144
05-31-07	16.18	0.08		3.36	3.44	0.08	—	—	0.08	19.54	21.27	1.48	1.45	†	1.45	†	0.43	†	16,607	109
05-31-06	15.22	0.07		0.93	1.00	0.04	—	—	0.04	16.18	6.59	1.45	1.45		1.45		0.39		15,113	133
05-31-05	14.19	0.10		1.00	1.10	0.07	—	—	0.07	15.22	7.77	1.43	1.43		1.43		0.58		17,146	78
Class I
05-31-09	16.60	0.23		(5.66)	(5.43)	0.24	—	—	0.24	10.93	(32.70)	0.89	0.70	†	0.70	†	1.83	†	34,097	201
05-31-08	19.68	0.24	•	(2.03)	(1.79)	0.30	0.99	—	1.29	16.60	(9.42)	0.86	0.70	†	0.70	†	1.31	†	67,691	144
05-31-07	16.29	0.21	•	3.39	3.60	0.21	—	—	0.21	19.68	22.17	0.73	0.70	†	0.70	†	1.17	†	100,710	109
05-31-06	15.34	0.18	•	0.94	1.12	0.17	—	—	0.17	16.29	7.29	0.70	0.70		0.70		1.14		91,633	133
05-31-05	14.31	0.21		1.02	1.23	0.20	—	—	0.20	15.34	8.62	0.68	0.68		0.68		1.34		120,969	78
Class O
05-31-09	16.51	0.20		(5.62)	(5.42)	0.21	—	—	0.21	10.88	(32.86)	1.14	0.95	†	0.95	†	1.60	†	51,159	201
05-31-08	19.58	0.20	•	(2.03)	(1.83)	0.25	0.99	—	1.24	16.51	(9.65)	1.11	0.95	†	0.95	†	1.11	†	81,797	144
05-31-07	16.22	0.15		3.38	3.53	0.17	—	—	0.17	19.58	21.84	0.98	0.95	†	0.95	†	0.95	†	90,279	109
05-31-06	15.27	0.13		0.96	1.09	0.14	—	—	0.14	16.22	7.11	0.95	0.95		0.95		0.89		59,536	133
05-31-05	14.26	0.15		1.03	1.18	0.17	—	—	0.17	15.27	8.27	0.93	0.93		0.93		1.06		37,242	78
Class R
05-31-09	16.37	0.18		(5.59)	(5.41)	0.16	—	—	0.16	10.80	(33.05)	1.39	1.20	†	1.20	†	1.31	†	6,982	201
05-31-08	19.41	0.15	•	(2.01)	(1.86)	0.19	0.99	—	1.18	16.37	(9.90)	1.36	1.20	†	1.20	†	0.86	†	16,284	144
05-31-07	16.08	0.12		3.34	3.46	0.13	—	—	0.13	19.41	21.55	1.23	1.20	†	1.20	†	0.69	†	31,311	109
05-31-06	15.14	0.09		0.95	1.04	0.10	—	—	0.10	16.08	6.89	1.20	1.20		1.20		0.64		24,484	133
05-31-05	14.17	0.11		1.02	1.13	0.16	—	—	0.16	15.14	7.99	1.18	1.18		1.18		0.79		16,463	78

See Accompanying Notes to Financial Statements

18

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions								Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital	Total distributions		Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)	Expenses net of fee waivers and/or recoupments, if any (2)(3)		Expenses net of all reductions/ additions		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)	($)	($)	($)		($)	($)	($)		($)	(%)	(%)	(%)		(%)		(%)		(000’s)	(%)
ING Index Plus MidCap Fund
Class A
05-31-09	14.73	0.11	(5.34)	(5.23)	0.08		—	—	0.08		9.42	(35.44)	1.14	1.00	†	1.00	†	0.87	†	54,375	99
05-31-08	19.48	0.08	(1.56)	(1.48)	0.08		3.19	—	3.27		14.73	(7.28)	1.14	1.00	†	1.00	†	0.40	†	111,795	129
05-31-07	17.68	0.11	3.15	3.26	0.05		1.41	—	1.46		19.48	19.43	1.02	1.00	†	1.00	†	0.59	†	175,465	92
05-31-06	16.25	0.05	2.17	2.22	0.04		0.75	—	0.79		17.68	13.82	0.98	1.00		1.00		0.29		187,657	111
05-31-05	14.45	0.04	1.84	1.88	0.02		0.06	—	0.08		16.25	13.01	0.99	1.00		1.00		0.28		155,222	93
Class B
05-31-09	13.84	0.02	(5.01)	(4.99)	0.00	*	—	—	0.00	*	8.85	(36.05)	1.89	1.75	†	1.75	†	0.10	†	7,561	99
05-31-08	18.55	(0.05)	(1.47)	(1.52)	—		3.19	—	3.19		13.84	(7.91)	1.89	1.75	†	1.75	†	(0.35	)†	19,275	129
05-31-07	16.98	(0.03)	3.01	2.98	—		1.41	—	1.41		18.55	18.52	1.77	1.75	†	1.75	†	(0.16	)†	31,260	92
05-31-06	15.71	(0.08)	2.10	2.02	—		0.75	—	0.75		16.98	13.01	1.73	1.75		1.75		(0.46)		33,369	111
05-31-05	14.07	(0.07)	1.77	1.70	—		0.06	—	0.06		15.71	12.08	1.74	1.75		1.75		(0.47)		27,500	93
Class C
05-31-09	14.16	0.05	(5.13)	(5.08)	0.01		—	—	0.01		9.07	(35.86)	1.64	1.50	†	1.50	†	0.36	†	6,908	99
05-31-08	18.87	(0.01)	(1.51)	(1.52)	—		3.19	—	3.19		14.16	(7.77)	1.64	1.50	†	1.50	†	(0.09	)†	15,040	129
05-31-07	17.20	0.02	3.06	3.08	—		1.41	—	1.41		18.87	18.88	1.52	1.50	†	1.50	†	0.09	†	21,205	92
05-31-06	15.86	(0.04)	2.13	2.09	—		0.75	—	0.75		17.20	13.33	1.48	1.50		1.50		(0.21)		20,575	111
05-31-05	14.17	(0.03)	1.78	1.75	—		0.06	—	0.06		15.86	12.35	1.49	1.50		1.50		(0.22)		15,613	93
Class I
05-31-09	14.98	0.12	(5.42)	(5.30)	0.12		—	—	0.12		9.56	(35.30)	0.89	0.75	†	0.75	†	1.14	†	24,462	99
05-31-08	19.75	0.11 •	(1.56)	(1.45)	0.13		3.19	—	3.32		14.98	(6.99)	0.89	0.75	†	0.75	†	0.66	†	46,123	129
05-31-07	17.90	0.15 •	3.20	3.35	0.09		1.41	—	1.50		19.75	19.72	0.77	0.75	†	0.75	†	0.85	†	42,061	92
05-31-06	16.43	0.10 •	2.19	2.29	0.07		0.75	—	0.82		17.90	14.13	0.73	0.75		0.75		0.54		29,278	111
05-31-05	14.60	0.06	1.87	1.93	0.04		0.06	—	0.10		16.43	13.23	0.74	0.75		0.75		0.56		45,120	93
Class O
05-31-09	14.79	0.10	(5.35)	(5.25)	0.09		—	—	0.09		9.45	(35.45)	1.14	1.00	†	1.00	†	0.89	†	39,337	99
05-31-08	19.55	0.07	(1.55)	(1.48)	0.09		3.19	—	3.28		14.79	(7.25)	1.14	1.00	†	1.00	†	0.41	†	66,663	129
05-31-07	17.75	0.10	3.16	3.26	0.05		1.41	—	1.46		19.55	19.37	1.02	1.00	†	1.00	†	0.59	†	67,607	92
05-31-06	16.31	0.04	2.19	2.23	0.04		0.75	—	0.79		17.75	13.85	0.99	1.00		1.00		0.29		51,251	111
05-31-05	14.52	0.04	1.83	1.87	0.02		0.06	—	0.08		16.31	12.91	0.99	1.00		1.00		0.29		32,350	93
Class R
05-31-09	14.59	0.09	(5.29)	(5.20)	0.04		—	—	0.04		9.35	(35.66)	1.39	1.25	†	1.25	†	0.59	†	8,802	99
05-31-08	19.32	0.03	(1.53)	(1.50)	0.04		3.19	—	3.23		14.59	(7.48)	1.39	1.25	†	1.25	†	0.15	†	24,614	129
05-31-07	17.56	0.06	3.12	3.18	0.01		1.41	—	1.42		19.32	19.09	1.27	1.25	†	1.25	†	0.34	†	33,651	92
05-31-06	16.16	0.00 *	2.17	2.17	0.02		0.75	—	0.77		17.56	13.60	1.24	1.25		1.25		0.04		29,639	111
05-31-05	14.43	0.01	1.81	1.82	0.03		0.06	—	0.09		16.16	12.64	1.24	1.25		1.25		0.08		14,785	93

See Accompanying Notes to Financial Statements

19

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less distributions						Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		(000’s)	(%)
ING Index Plus SmallCap Fund
Class A
05-31-09	14.37	0.09	(4.84)	(4.75)	0.07	—	—	0.07	9.55	(33.03)	1.33	1.00	†	1.00	†	0.72	†	19,817	66
05-31-08	19.74	0.03	(3.13)	(3.10)	—	2.27	—	2.27	14.37	(15.73)	1.21	1.00	†	1.00	†	0.18	†	43,900	139
05-31-07	18.78	0.02	2.61	2.63	—	1.67	—	1.67	19.74	14.70	1.08	1.00	†	1.00	†	0.08	†	67,193	93
05-31-06	16.46	0.02	2.67	2.69	—	0.37	—	0.37	18.78	16.45	1.07	1.00		1.00		0.10		71,251	109
05-31-05	14.72	0.02	2.25	2.27	—	0.53	—	0.53	16.46	15.49	1.12	1.00		1.00		0.14		53,323	83
Class B
05-31-09	13.16	0.00 *	(4.41)	(4.41)	—	—	—	—	8.75	(33.51)	2.08	1.75	†	1.75	†	(0.03	)†	2,885	66
05-31-08	18.43	(0.10)	(2.90)	(3.00)	—	2.27	—	2.27	13.16	(16.35)	1.96	1.75	†	1.75	†	(0.58	)†	7,373	139
05-31-07	17.76	(0.13)	2.47	2.34	—	1.67	—	1.67	18.43	13.88	1.83	1.75	†	1.75	†	(0.68	)†	14,402	93
05-31-06	15.71	(0.11)	2.53	2.42	—	0.37	—	0.37	17.76	15.51	1.82	1.75		1.75		(0.64)		16,598	109
05-31-05	14.17	(0.08)	2.15	2.07	—	0.53	—	0.53	15.71	14.67	1.87	1.75		1.75		(0.62)		13,653	83
Class C
05-31-09	13.52	0.03	(4.54)	(4.51)	0.01	—	—	0.01	9.00	(33.37)	1.83	1.50	†	1.50	†	0.23	†	2,752	66
05-31-08	18.81	(0.05)	(2.97)	(3.02)	—	2.27	—	2.27	13.52	(16.10)	1.71	1.50	†	1.50	†	(0.32	)†	5,615	139
05-31-07	18.06	(0.07)	2.49	2.42	—	1.67	—	1.67	18.81	14.10	1.58	1.50	†	1.50	†	(0.42	)†	8,621	93
05-31-06	15.91	(0.06)	2.58	2.52	—	0.37	—	0.37	18.06	15.95	1.57	1.50		1.50		(0.40)		7,965	109
05-31-05	14.31	(0.05)	2.18	2.13	—	0.53	—	0.53	15.91	14.95	1.62	1.50		1.50		(0.36)		6,050	83
Class I
05-31-09	14.85	0.12	(5.01)	(4.89)	0.11	—	—	0.11	9.85	(32.89)	1.08	0.75	†	0.75	†	0.98	†	12,271	66
05-31-08	20.25	0.07 •	(3.20)	(3.13)	—	2.27	—	2.27	14.85	(15.46)	0.96	0.75	†	0.75	†	0.42	†	25,170	139
05-31-07	19.17	0.06	2.69	2.75	—	1.67	—	1.67	20.25	15.04	0.83	0.75	†	0.75	†	0.34	†	17,542	93
05-31-06	16.75	0.04 •	2.75	2.79	—	0.37	—	0.37	19.17	16.77	0.82	0.75		0.75		0.23		13,787	109
05-31-05	14.94	0.04	2.30	2.34	—	0.53	—	0.53	16.75	15.74	0.87	0.75		0.75		0.38		7,414	83
Class O
05-31-09	14.50	0.08	(4.87)	(4.79)	0.08	—	—	0.08	9.63	(33.02)	1.33	1.00	†	1.00	†	0.74	†	23,422	66
05-31-08	19.89	0.03	(3.15)	(3.12)	—	2.27	—	2.27	14.50	(15.71)	1.21	1.00	†	1.00	†	0.18	†	35,728	139
05-31-07	18.91	0.02	2.63	2.65	—	1.67	—	1.67	19.89	14.71	1.08	1.00	†	1.00	†	0.09	†	45,242	93
05-31-06	16.58	0.02	2.68	2.70	—	0.37	—	0.37	18.91	16.39	1.07	1.00		1.00		0.10		40,479	109
05-31-05	14.82	0.02	2.27	2.29	—	0.53	—	0.53	16.58	15.52	1.12	1.00		1.00		0.13		28,992	83
Class R
05-31-09	14.23	0.07	(4.80)	(4.73)	0.02	—	—	0.02	9.48	(33.23)	1.58	1.25	†	1.25	†	0.49	†	4,058	66
05-31-08	19.62	(0.01)	(3.11)	(3.12)	—	2.27	—	2.27	14.23	(15.94)	1.46	1.25	†	1.25	†	(0.07	)†	12,619	139
05-31-07	18.71	(0.03)	2.61	2.58	—	1.67	—	1.67	19.62	14.48	1.33	1.25	†	1.25	†	(0.16	)†	16,698	93
05-31-06	16.45	(0.03)•	2.66	2.63	—	0.37	—	0.37	18.71	16.09	1.32	1.25		1.25		(0.17)		12,321	109
05-31-05	14.75	(0.02)•	2.25	2.23	—	0.53	—	0.53	16.45	15.19	1.37	1.25		1.25		(0.14)		3,742	83

See Accompanying Notes to Financial Statements

20

FINANCIAL HIGHLIGHTS (CONTINUED)

(1)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.
(3)

Expense ratios reflect operating expenses of a Fund. Expenses before reductions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage commission recapture arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage commission recapture arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

*	Amount is less than $0.005.
•	Calculated using average number of shares outstanding throughout the period.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income (loss) ratio.

See Accompanying Notes to Financial Statements

21

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2009

NOTE 1 — ORGANIZATION

Organization. ING Series Fund, Inc. (the “Company”) was incorporated under the laws of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940 as amended (“1940 Act”) as an open-end management investment company. There are fifteen separate active investment series which comprise the Company. The three series (each, a “Fund” and collectively, the “Funds”) that are in this report are: ING Index Plus LargeCap Fund (“Index Plus LargeCap”), ING Index Plus MidCap Fund (“Index Plus MidCap”) and ING Index Plus SmallCap Fund (“Index Plus SmallCap”) (each a “Fund” and collectively, the “Funds” or “Index Plus Funds”).

Each Fund offers the following classes of shares: Class A, Class B, Class C, Class I, Class O and Class R shares. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Funds and earn income and realized gains/losses from each Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Common expenses of the Funds (including custodial asset-based fees, legal and audit fees, printing and mailing expenses, transfer agency out-of-pocket expenses, and fees and expenses of the independent trustees) are allocated to each Fund in proportion to its average net assets. Expenses directly attributable to a particular fund (including advisory, administration, custodial transaction-based, registration, other professional, distribution and/or service fees, certain taxes, and offering costs) are charged directly to that Fund. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase.

Class B shares of the Index Plus Funds are closed to new investments, provided that (1) Class B shares of the Index Plus Funds may be purchased through the reinvestment of dividends issued by each Fund; and (2) subject to the terms and conditions of relevant exchange privileges and if permitted under their respective prospectuses, Class B shares of Index Plus Funds may be acquired through exchange of Class B shares of other funds in the ING mutual funds complex.

ING Investments, LLC (“ING Investments” or “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. ING Investments has engaged ING Investment Management Co. (“ING IM” or “Sub-Adviser”), a Connecticut corporation, to serve as the Sub-Adviser to the Funds. ING Funds Distributor, LLC (“IFD” or the “Distributor”) is the principal underwriter of the Funds. ING Investments, ING IM and the Distributor are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

On October 19, 2008, ING Groep announced that it reached an agreement with the Dutch government to strengthen its capital position. ING Groep issued non-voting core Tier-1 securities for a total consideration of EUR 10 billion to the Dutch State. The transaction boosts ING Bank’s core Tier-1 ratio, strengthens the insurance balance sheet and reduces ING Groep’s Debt/Equity ratio.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.

Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. U.S. government obligations are valued by using market quotations or independent pricing services that use prices

22

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2009 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Investments in open-end mutual funds are valued at net asset value. Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Funds’ Board of Directors (”Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value (“NAV”) may also be valued at their fair values as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Funds related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on the price of a foreign security on the principal foreign exchange where it trades as of the time a Fund determines its NAV or if the foreign exchange closes prior to the time a Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities markets. Further, the value of a Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of a Fund. In calculating a Fund’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that a Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Fund determines its NAV. In such a case, a Fund will use the fair value of such securities as determined under a Fund’s valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Fund determines its NAV,

23

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2009 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund’s NAV. Investments in securities maturing in 60 days or less from the date of acquisition are valued at amortized cost which approximates market value.

Effective for fiscal years beginning after November 15, 2007, Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1”, inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing each Fund’s investments under these levels of classification is included following the Portfolio of Investments. For the year ended May 31, 2009, there have been no significant changes to the fair valuation methodologies.

On April 9, 2009, the FASB issued FASB Staff Position No. FAS 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (“FSP 157-4”). FSP 157-4 requires enhanced disclosures about the inputs and valuation technique(s) used to measure fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period. In addition, the three-level hierarchy disclosure and the level three roll-forward disclosure are to be expanded for each major category of equity and debt securities. There was no change to the financial position of the Funds and the results of their operations due to the adoption of FSP 157-4 and all disclosures have been made for the current period as part of the Notes to Financial Statements and Portfolio of Investments.

On March 19, 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (“SFAS

No. 161”), “Disclosure about Derivative Instruments and Hedging Activities.” This new accounting statement requires enhanced disclosures about an entity’s derivative and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity invests in derivatives, (b) how derivatives are accounted for under SFAS No. 133, and (c) how derivatives affect an entity’s financial position, financial performance, and cash flows. SFAS No. 161 also requires enhanced disclosures regarding credit-risk-related contingent features of derivative instruments. All changes to disclosures have been made in accordance with SFAS 161 and have been incorporated for the current period as part of the Notes to Financial Statements and Portfolio of Investments.

B.	Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C.	Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies,

24

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2009 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. Government securities. These risks include but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. Government securities.

D.	Risk Exposures and the use of Derivative Instruments. The Funds investment objectives permit the Funds to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Funds will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Funds to pursue their objectives more quickly, and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, a Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Risks of Investing in Derivatives. The Funds use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and

25

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2009 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

E.	Futures Contracts. Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Funds may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Funds assets are valued.

Upon entering into a futures contract, the Funds are required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Fund’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Funds’ Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Funds’ Statements of Operations. Realized gains (losses) are reported in the Funds’ Statements of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended May 31, 2009, the Funds have purchased futures contracts on various equity indexes to increase exposure to equity risk. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Funds are unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Funds securities.

F.	Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Each Fund pays dividends at least annually to comply with the distribution requirements of the Internal Revenue Code and may make distributions on a more frequent basis. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. For federal income tax purposes, a Fund may designate as capital gains dividends the earnings and profits distributed to shareholders on the redemption of fund shares during the year.

G.	Federal Income Taxes. It is the policy of the Funds to comply with the requirements of subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of each Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions will be made until any capital loss carryforwards have been fully utilized or expired.

H.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I.

Securities Lending. Each Fund has the option to temporarily loan up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. Government securities. Generally, in the event of counterparty default, a Fund has the right to use collateral to offset losses incurred. There would be potential loss to a Fund in the event a Fund is delayed or prevented from exercising its right to dispose of the collateral. A Fund bears the risk of loss with respect to the

26

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2009 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

J.	Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended May 31, 2009, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Index Plus LargeCap	$817,649,135	$613,133,047
Index Plus MidCap	177,901,068	220,147,667
Index Plus SmallCap	54,974,754	78,579,043

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Funds entered into an investment management agreement (“Management Agreement”) with ING Investments. The Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

For each of the Index Plus Funds — 0.450% on the first $500 million, 0.425% on the next $250 million, 0.400% on the next $1.25 billion and 0.375% in excess of $2 billion.

The Investment Adviser has entered into a sub-advisory agreement with ING IM. Subject to such policies as the Board or the Investment Adviser may determine, ING IM manages the Funds’ assets in accordance with the Funds’ investment objectives, policies, and limitations.

ING Funds Services, LLC (“IFS”), an indirect, wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from each Fund a fee at an annual rate of 0.08% of its average daily net assets.

ING Investments has entered into a Service Agreement with ING Life Insurance and Annuity Company

(“ILIAC”), an indirect, wholly-owned subsidiary of ING Groep, under which ILIAC provides various administrative and shareholder services to certain Class A and Class I shareholders of the Funds that purchased their shares through ILIAC. In exchange for these services, ING Investments pays ILIAC a fee of up to 0.225% of the average daily net assets associated with respect to Class A and Class I shares of the Index Plus Funds. For the year ended May 31, 2009, ILIAC received the following amounts which are included in the Statement of Operations:

	Class A	Class I
Index Plus LargeCap	$81,870	$97,838
Index Plus MidCap	58,519	67,100
Index Plus SmallCap	16,840	37,194

ING Funds are permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment management fees paid by the Funds will be reduced by an amount equal to the management fees paid indirectly to ING Institutional Prime Money Market Fund with respect to assets invested by the Funds. For the year ended May 31, 2009, the Investment Adviser for Index Plus LargeCap, Index Plus MidCap and Index Plus SmallCap waived $1,768, $1,178, and $631 of such management fees, respectively. These fees are not subject to recoupment.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except as noted below) has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is compensated by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of each Fund, except Class I, pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following rates:

	Class A	Class B	Class C	Class O	Class R
Index Plus LargeCap	0.25%	1.00%	0.75%	0.25%	0.50%
Index Plus MidCap	0.25%	1.00%	0.75%	0.25%	0.50%
Index Plus SmallCap	0.25%	1.00%	0.75%	0.25%	0.50%

27

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2009 (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES (continued)

The Distributor also receives the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Funds, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A, Class B, and Class C shares. For the year ended May 31, 2009, the Distributor retained the following amounts in sales charges:

	Class A Shares	Class C Shares
Initial Sales Charges:
Index Plus LargeCap	$3,877	N/A
Index Plus MidCap	2,255	N/A
Index Plus SmallCap	1,977	N/A
Contingent Deferred Sales Charges:
Index Plus LargeCap	28	$1,014
Index Plus MidCap	66	339
Index Plus SmallCap	19	181

At May 31, 2009, the Funds had the following amounts recorded as payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
Index Plus LargeCap	$130,109	$23,775	$184,945	$338,829
Index Plus MidCap	120,775	9,450	33,965	164,190
Index Plus SmallCap	24,751	4,376	14,954	44,081

The Company has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors’ fees payable. Deferred fees are invested in various funds advised by ING Investments until distribution in accordance with the Plan.

At May 31, 2009, the following indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Funds:

ILIAC — Index Plus MidCap (8.50%).

ING National Trust — Index Plus LargeCap (8.10%); Index Plus MidCap (19.20%); Index Plus SmallCap (12.20%).

Reliance Trust Company — Index Plus MidCap (5.20%); Index Plus SmallCap (7.20%).

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Investment activities of these shareholders could have a material impact on the Funds.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At May 31, 2009, the following Fund had the following expense included in Other Accrued Expense and Liabilities on the Statements of Assets and Liabilities that exceed 5% of total liabilities:

	Accrued Expense	Amount
Index Plus LargeCap	Transfer Agent	$345,271

NOTE 8 — EXPENSE LIMITATION AGREEMENTS

ING Investments entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each of the Funds whereby the Investment Adviser has agreed to limit expenses, excluding interest expenses, taxes, brokerage commissions and extraordinary expenses (and acquired fund fees and expenses) to the levels listed below:

	Class A	Class B	Class C	Class I	Class O	Class R
Index Plus LargeCap	0.95%	1.70%	1.45%	0.70%	0.95%	1.20%
Index Plus MidCap	1.00%	1.75%	1.50%	0.75%	1.00%	1.25%
Index Plus SmallCap	1.00%	1.75%	1.50%	0.75%	1.00%	1.25%

The Investment Adviser may at a later date recoup from a Fund for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for each Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities for each Fund.

As of May 31, 2009, the cumulative amount of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	May 31,
	2010	2011	2012	Total
Index Plus LargeCap	$138,261	$567,904	$576,970	$1,283,135
Index Plus MidCap	54,937	406,101	234,460	695,498
Index Plus SmallCap	139,411	286,869	271,386	697,666

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 9 — LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Investment Adviser, were a party to an unsecured committed revolving line

28

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2009 (CONTINUED)

NOTE 9 — LINE OF CREDIT (continued)

of credit agreement (the “Citibank Credit Agreement”) with Citibank, N.A. for an aggregate amount of $100,000,000. The proceeds of the Citibank Credit Agreement were able to be used to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Citibank Credit Agreement. The Funds to which the Citibank Credit Agreement line of credit was available paid a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount.

On November 11, 2008, the Board approved an extension of the Citibank Credit Agreement for an aggregate amount of $100,000,000. The Citibank Credit Agreement was extended for an additional thirty-day period, terminating on December 18, 2008. The Funds to which the extended Citibank line of credit was available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount. Each of the Funds paid its pro rata share of the commitment fee.

On December 11, 2008, the Board approved an unsecured committed revolving line of credit agreement (the “BNYM Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of $100,000,000, effective December 18, 2008 for a 364-day period, terminating on December 16, 2009. The proceeds may be used to: (1) temporarily finance the purchase or sale of securities; and (2) finance the redemption of shares of an investor of a Fund to which a loan is made. The Funds to which the line of credit is available pay a commitment fee equal to 0.125% per annum on the daily unused portion of the committed line amount.

Generally, borrowings under the BNYM Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. The following Funds in this report utilized either the Citibank or BNYM line of credit during the year ended May 31, 2009:

	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate for Days Utilized
Index Plus LargeCap	28	$1,284,821	1.38%
Index Plus MidCap	15	1,854,000	1.88
Index Plus SmallCap	13	615,385	1.79

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Index Plus LargeCap
Class A
05-31-09	747,578	1,618,739	103,507	(3,086,505)	(616,681)	8,628,553	17,474,412	1,137,612	(36,851,543)	(9,610,966)
05-31-08	948,896	—	576,852	(5,119,067)	(3,593,319)	16,402,172	—	9,991,569	(90,889,263)	(64,495,522)
Class B
05-31-09	—	17,619,703	37,136	(3,254,957)	14,401,882	—	191,160,768	404,552	(33,276,395)	158,288,925
05-31-08	—	—	65,620	(611,574)	(545,954)	—	—	1,135,879	(10,797,050)	(9,661,171)
Class C
05-31-09	67,966	2,086,906	10,327	(474,784)	1,690,415	737,821	22,635,363	113,399	(4,979,449)	18,507,134
05-31-08	49,876	—	41,854	(244,708)	(152,978)	883,884	—	727,424	(4,304,344)	(2,693,036)
Class I
05-31-09	892,279	—	80,266	(1,929,039)	(956,494)	10,566,861	—	886,382	(22,596,638)	(11,143,395)
05-31-08	4,099,483	—	184,722	(5,324,789)	(1,040,584)	71,125,833	—	3,219,704	(98,333,437)	(23,987,900)
Class O
05-31-09	928,323	—	28,687	(1,208,487)	(251,477)	10,690,982	—	316,392	(14,448,262)	(3,440,888)
05-31-08	1,386,301	—	324,558	(1,367,758)	343,101	24,564,326	—	5,634,315	(24,119,076)	6,079,565

29

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2009 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Class R
05-31-09	116,716	—	12,912	(478,091)	(348,463)	1,311,089	—	141,209	(5,543,395)	(4,091,097)
05-31-08	189,053	—	87,509	(895,268)	(618,706)	3,392,650	—	1,507,788	(15,978,609)	(11,078,171)
Index Plus MidCap
Class A
05-31-09	1,060,691	—	54,682	(2,928,300)	(1,812,927)	10,970,162	—	481,076	(29,692,907)	(18,241,669)
05-31-08	998,975	—	1,613,564	(4,032,077)	(1,419,538)	16,444,771	—	23,329,337	(65,793,371)	(26,019,263)
Class B
05-31-09	—	—	41	(538,968)	(538,927)	—	—	351	(5,309,671)	(5,309,320)
05-31-08	—	—	285,481	(577,574)	(292,093)	—	—	3,888,255	(8,581,061)	(4,692,806)
Class C
05-31-09	38,657	—	991	(340,259)	(300,611)	384,872	—	8,675	(3,349,907)	(2,956,360)
05-31-08	97,147	—	185,327	(344,511)	(62,037)	1,508,607	—	2,581,611	(5,237,796)	(1,147,578)
Class I
05-31-09	732,625	—	41,053	(1,292,191)	(518,513)	7,332,789	—	366,061	(13,166,026)	(5,467,176)
05-31-08	1,592,266	—	472,157	(1,115,505)	948,918	23,356,186	—	6,931,270	(16,802,702)	13,484,754
Class O
05-31-09	741,841	—	5,688	(1,090,386)	(342,857)	7,736,889	—	50,150	(11,355,402)	(3,568,363)
05-31-08	1,516,681	—	822,019	(1,289,586)	1,049,114	25,370,495	—	11,936,745	(20,702,219)	16,605,021
Class R
05-31-09	251,420	—	4,605	(1,001,252)	(745,227)	2,848,983	—	40,258	(10,326,290)	(7,437,049)
05-31-08	395,066	—	341,043	(790,731)	(54,622)	6,475,250	—	4,890,563	(12,982,477)	(1,616,664)
Index Plus SmallCap
Class A
05-31-09	311,052	—	17,080	(1,308,662)	(980,530)	3,335,041	—	158,207	(14,770,186)	(11,276,938)
05-31-08	659,337	—	459,594	(1,468,574)	(349,643)	10,865,482	—	6,622,692	(23,353,881)	(5,865,707)
Class B
05-31-09	—	—	—	(230,219)	(230,219)	—	—	—	(2,219,895)	(2,219,895)
05-31-08	—	—	91,858	(313,308)	(221,450)	—	—	1,216,195	(4,692,224)	(3,476,029)
Class C
05-31-09	20,434	—	279	(130,193)	(109,480)	208,349	—	2,443	(1,287,491)	(1,076,699)
05-31-08	44,498	—	57,848	(145,277)	(42,931)	711,218	—	785,582	(2,238,510)	(741,710)
Class I
05-31-09	393,040	—	16,834	(859,518)	(449,644)	4,127,216	—	160,765	(8,809,200)	(4,521,219)
05-31-08	1,133,456	—	123,213	(428,084)	828,585	16,353,747	—	1,830,940	(6,660,518)	11,524,169
Class O
05-31-09	497,903	—	2,575	(533,413)	(32,935)	5,287,603	—	24,113	(5,741,063)	(429,347)
05-31-08	637,354	—	333,564	(781,275)	189,643	10,423,832	—	4,850,752	(12,739,150)	2,535,434
Class R
05-31-09	116,934	—	1,138	(576,818)	(458,746)	1,208,928	—	10,483	(6,741,514)	(5,522,103)
05-31-08	157,969	—	130,376	(252,835)	35,510	2,522,531	—	1,861,767	(3,948,376)	435,922

30

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2009 (CONTINUED)

NOTE 11 — SECURITIES LENDING

Under an agreement with The Bank of New York Mellon (“BNY”), the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned when the transaction is entered into and is adjusted daily for changes in the market values of the securities on loan. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Funds bear the risk of loss with respect to the investment of collateral. Currently, the cash collateral is invested in the Bank of New York Mellon Corp. Institutional Cash Reserves Fund (“BICR Fund”). BNY serves as investment manager, custodian and operational trustee of the BICR Fund. As of May 31, 2009, the BICR Fund held certain defaulted securities that had market values significantly below amortized cost. The Funds agreed to the terms of capital support extended by The Bank of New York Mellon Corporation (“BNYC”), an affiliated company of BNY, for the certain defaulted securities held by the BICR Fund. BNYC will support the value of these securities up to a certain amount and subject, in part, to the Funds’ continued lending of securities. The recorded value of each Fund’s investment in the BICR Fund includes the value of the underlying securities held by the BICR Fund and the estimated value of the support to be provided by BNYC. The investment in the BICR Fund is included in the Portfolio of Investments under Securities Lending Collateral and the unrealized loss on such investment is included in Net Unrealized Depreciation on the Statements of Assets and Liabilities.

Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At May 31, 2009, the following Funds had securities on loan with the following market values:

	Value of Securities Loaned	Cash Collateral Received*
Index Plus LargeCap	$2,810,888	$2,929,347
Index Plus MidCap	8,134,322	8,217,502
Index Plus SmallCap	3,635,360	3,712,288

*	Cash collateral received was invested in the BICR Fund, the fair value of which is presented in the respective Funds’ Portfolios of Investments.

NOTE 12 — REORGANIZATIONS

On November 9, 2008, Index Plus LargeCap (“Acquiring Fund”) acquired the assets and certain liabilities of ING Index Plus LargeCap Equity Fund, ING Index Plus LargeCap Equity Fund II, ING Index Plus LargeCap Equity Fund III, ING Index Plus LargeCap Equity Fund IV, ING Index Plus LargeCap Equity Fund V, ING Index Plus LargeCap Equity Fund VI, and ING Index Plus LargeCap Equity Fund VII, also listed below (“each an Acquired Fund”) in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to the plan of reorganization approved by the Acquired Funds’ shareholders. The number and value of shares issued by the Acquiring Fund is presented in Note 10 — Capital Shares. Net assets and unrealized depreciation as of the reorganization date were as follows:

Acquiring Fund	Acquired Fund	Total Net Assets of Acquired Fund (000s)	Total Net Assets of Acquiring Fund (000s)	Acquired Capital Loss Carryforwards (000s)	Acquired Fund Unrealized Depreciation (000s)	Conversion Ratio
Index Plus LargeCap	ING Index Plus LargeCap Equity Fund	$17,407	$178,732	$(6,533)	$(2,924)	0.61
	ING Index Plus LargeCap Equity Fund II	24,719	178,732	(29,242)	(4,043)	0.56
	ING Index Plus LargeCap Equity Fund III	21,580	178,732	(17,191)	(3,268)	0.54
	ING Index Plus LargeCap Equity Fund IV	46,552	178,732	(2,972)	(4,418)	0.50
	ING Index Plus LargeCap Equity Fund V	47,085	178,732	(11,733)	(14,458)	0.61
	ING Index Plus LargeCap Equity Fund VI	49,397	178,732	(12,322)	(16,825)	0.58
	ING Index Plus LargeCap Equity Fund VII	24,531	178,732	(5,569)	(7,230)	0.63

The net assets of Index Plus LargeCap after the acquisition was $410,002,313.

31

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2009 (CONTINUED)

NOTE 13 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of May 31, 2009:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains / (Losses)
Index Plus LargeCap*	$(33,064,495)	$(63,695)	$33,128,190
Index Plus MidCap	—	(151,520)	151,520
Index Plus SmallCap	—	(80,939)	80,939

*	Permanent tax difference is due to expiration of capital loss carryforwards.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended May 31, 2009	Year Ended May 31, 2008
	Ordinary Income	Ordinary Income	Long-Term Capital Gains
Index Plus LargeCap	$3,785,055	$4,380,869	$18,424,463
Index Plus MidCap	1,300,617	7,296,874	48,961,272
Index Plus SmallCap	527,383	3,223,150	14,581,826

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of May 31, 2009 were:

	Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Post-October Capital Losses Deferred		Capital Loss Carryforwards	Expiration Dates
Index Plus LargeCap	$2,068,853	$7,666,160	$(4,908,236	)*		2010
			(47,589,111	)*		2016
			—		$(19,435,832)*	2017
			(113,924,218	)*		2018

			$(166,421,565)

Index Plus MidCap	352,036	(6,101,546)	(42,139,581)		(19,089,445)	2017
Index Plus SmallCap	74,959	(6,735,297)	(20,094,268)		(463,445)	2016
					(4,637,260)	2017

					$(5,100,705)

*	Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code. Amounts and years of expiration may be adjusted to reflect future gain/loss activity to comply with the limitation rules.

The Funds’ major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2004.

As of May 31, 2009, no provisions for income tax would be required in the Funds’ financial statements as a result of tax positions taken on federal income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

32

ING INDEX PLUS LARGECAP FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2009

Shares			Value

COMMON STOCK: 97.3%
Advertising: 0.7%
188,250	@	Interpublic Group of Cos., Inc.	$986,430
46,294		Omnicom Group	1,411,967

			2,398,397

Aerospace/Defense: 5.0%
30,708		General Dynamics Corp.	1,747,285
25,135		Goodrich Corp.	1,220,053
28,300		L-3 Communications Holdings, Inc.	2,080,333
45,171		Lockheed Martin Corp.	3,777,651
66,492		Northrop Grumman Corp.	3,166,349
56,350		Raytheon Co.	2,516,028
63,043		United Technologies Corp.	3,316,692

			17,824,391

Agriculture: 2.8%
163,566		Altria Group, Inc.	2,795,343
51,302		Archer-Daniels-Midland Co.	1,411,831
9,800		Lorillard, Inc.	669,634
80,855		Philip Morris International, Inc.	3,447,657
38,747		Reynolds American, Inc.	1,548,718

			9,873,183

Apparel: 0.1%
5,320		Polo Ralph Lauren Corp.	286,322

			286,322

Auto Manufacturers: 0.1%
67,900	@	Ford Motor Co.	390,425

			390,425

Banks: 8.6%
277,843		Bank of America Corp.	3,131,291
45,048	S	Bank of New York Mellon Corp.	1,251,433
38,910	L	BB&T Corp.	872,362
259,900	L	Citigroup, Inc.	966,828
30,979		Goldman Sachs Group, Inc.	4,478,634
170,553		JPMorgan Chase & Co.	6,293,406
15,700		M&T Bank Corp.	789,710
35,540		Morgan Stanley	1,077,573
28,980		Northern Trust Corp.	1,670,697
43,414		PNC Financial Services Group, Inc.	1,977,508
24,118		State Street Corp.	1,120,281
56,583		US Bancorp.	1,086,394
231,104		Wells Fargo & Co.	5,893,152

			30,609,269

Beverages: 1.0%
28,387		Coca-Cola Co.	1,395,505
54,549		Coca-Cola Enterprises, Inc.	908,786
5,920		Pepsi Bottling Group, Inc.	194,531
20,487		PepsiCo, Inc.	1,066,348

			3,565,170

Biotechnology: 1.0%
37,872	@	Amgen, Inc.	1,891,328
23,296	@	Biogen Idec, Inc.	1,206,500
8,664	@	Gilead Sciences, Inc.	373,418

			3,471,246

Chemicals: 1.2%
4,613		CF Industries Holdings, Inc.	358,153
71,000		Dow Chemical Co.	1,255,280
10,452		Monsanto Co.	858,632

Shares			Value

Chemicals: (continued)
33,080		PPG Industries, Inc.	$1,471,068
8,500		Sherwin-Williams Co.	448,800

			4,391,933

Coal: 0.2%
23,700		Peabody Energy Corp.	805,326

			805,326

Commercial Services: 1.3%
14,300	@	Apollo Group, Inc. - Class A	845,130
25,200		Automatic Data Processing, Inc.	957,852
11,400		Moody’s Corp.	312,246
84,698		RR Donnelley & Sons Co.	1,141,729
81,958		Western Union Co.	1,444,920

			4,701,877

Computers: 6.8%
47,266	@	Apple, Inc.	6,419,195
22,383	@	Computer Sciences Corp.	950,382
67,676	@	Dell, Inc.	783,688
131,720	@	EMC Corp.	1,547,710
164,484		Hewlett-Packard Co.	5,650,025
79,469		International Business Machines Corp.	8,445,965
19,886	@	Teradata Corp.	429,538

			24,226,503

Cosmetics/Personal Care: 1.4%
98,810		Procter & Gamble Co.	5,132,191

			5,132,191

Diversified Financial Services: 1.8%
59,800		American Express Co.	1,486,030
108,386		Charles Schwab Corp.	1,907,594
4,725		CME Group, Inc.	1,519,749
5,400	@	IntercontinentalExchange, Inc.	582,066
42,850	@	Nasdaq Stock Market, Inc.	904,564

			6,400,003

Electric: 3.3%
27,742	@	AES Corp.	277,143
95,405		CMS Energy Corp.	1,081,893
16,600		Dominion Resources, Inc.	527,714
4,617	S	DTE Energy Co.	139,664
2,361		Entergy Corp.	176,178
69,000		Exelon Corp.	3,312,690
12,900		FirstEnergy Corp.	487,491
24,903		FPL Group, Inc.	1,407,767
35,100		PPL Corp.	1,139,697
69,300		Public Service Enterprise Group, Inc.	2,208,591
50,700		Xcel Energy, Inc.	869,505

			11,628,333

Electronics: 0.6%
20,400		Amphenol Corp.	681,156
40,343		PerkinElmer, Inc.	656,381
28,100	@@	Tyco Electronics Ltd.	488,097
8,242	@	Waters Corp.	357,043

			2,182,677

Engineering & Construction: 0.8%
31,434		Fluor Corp.	1,476,769
34,000	@	Jacobs Engineering Group, Inc.	1,458,600

			2,935,369

See Accompanying Notes to Financial Statements

33

ING INDEX PLUS LARGECAP FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2009 (CONTINUED)

Shares			Value

Food: 1.5%
13,900	@	Dean Foods Co.	$261,320
129,566		Kraft Foods, Inc.	3,382,968
16,608		Kroger Co.	378,662
13,321		Safeway, Inc.	269,883
106,818		Sara Lee Corp.	960,294
13,751		Supervalu, Inc.	228,267

			5,481,394

Forest Products & Paper: 0.4%
60,239		International Paper Co.	865,634
24,900		MeadWestvaco Corp.	397,653

			1,263,287

Gas: 0.3%
21,928		Sempra Energy	1,001,671

			1,001,671

Healthcare - Products: 2.5%
8,549		Becton Dickinson & Co.	578,596
61,900	@	Boston Scientific Corp.	581,860
36,874	@@	Covidien Ltd.	1,317,139
23,600	@	Hospira, Inc.	814,200
73,999		Johnson & Johnson	4,081,785
47,451		Medtronic, Inc.	1,629,942

			9,003,522

Healthcare - Services: 1.7%
38,066		Aetna, Inc.	1,019,407
16,327		Cigna Corp.	361,970
15,100	@	Coventry Health Care, Inc.	272,555
11,685	@	Humana, Inc.	366,091
13,202	@	Laboratory Corp. of America Holdings	804,794
9,900		Quest Diagnostics	516,978
75,605		UnitedHealth Group, Inc.	2,011,093
16,600	@	WellPoint, Inc.	773,062

			6,125,950

Home Builders: 0.3%
47,000		D.R. Horton, Inc.	432,870
25,700		KB Home	385,500
31,000		Lennar Corp.	294,810

			1,113,180

Household Products/Wares: 0.5%
9,008		Avery Dennison Corp.	248,260
32,719		Kimberly-Clark Corp.	1,697,789

			1,946,049

Insurance: 2.9%
19,622		Aflac, Inc.	696,581
46,689		AON Corp.	1,680,803
68,170		Chubb Corp.	2,702,941
26,700		Loews Corp.	722,235
42,500		Marsh & McLennan Cos., Inc.	804,100
15,100		Torchmark Corp.	606,416
53,310		Travelers Cos., Inc.	2,167,585
55,872		UnumProvident Corp.	955,970

			10,336,631

Internet: 2.8%
19,139	@	Amazon.com, Inc.	1,492,651
111,675	@	eBay, Inc.	1,967,714
11,750	@	Google, Inc. - Class A	4,902,453

Shares			Value

Internet: (continued)
90,671	@	Symantec Corp.	$1,413,561
3,929	@	Yahoo!, Inc.	62,235

			9,838,614

Iron/Steel: 0.4%
4,600	L	Allegheny Technologies, Inc.	162,886
10,566		Nucor Corp.	463,953
24,960		United States Steel Corp.	850,637

			1,477,476

Machinery - Diversified: 0.3%
13,400		Flowserve Corp.	985,838
5,300		Rockwell Automation, Inc.	162,657

			1,148,495

Media: 2.1%
218,552		Comcast Corp. - Class A	3,009,461
36,080	@, L	DIRECTV Group, Inc.	811,800
5,300		McGraw-Hill Cos., Inc.	159,477
7,456	@	Time Warner Cable, Inc.	229,570
88,462		Time Warner, Inc.	2,071,780
49,200	@	Viacom - Class B	1,090,764

			7,372,852

Metal Fabricate/Hardware: 0.5%
19,299		Precision Castparts Corp.	1,593,518

			1,593,518

Miscellaneous Manufacturing: 3.3%
4,800		Cooper Industries Ltd.	157,536
72,680		Dover Corp.	2,285,059
3,800		Eaton Corp.	165,300
467,008		General Electric Co.	6,295,268
23,600		Honeywell International, Inc.	782,576
46,367		ITT Corp.	1,909,393

			11,595,132

Office/Business Equipment: 0.8%
82,780		Pitney Bowes, Inc.	1,894,006
144,148		Xerox Corp.	980,206

			2,874,212

Oil & Gas: 9.3%
9,389	S	Anadarko Petroleum Corp.	448,606
15,301		Apache Corp.	1,289,262
75,227		Chevron Corp.	5,015,384
20,176		ConocoPhillips	924,868
12,500	L	Diamond Offshore Drilling	1,053,500
212,380		ExxonMobil Corp.	14,728,553
12,673		Hess Corp.	843,895
13,456		Marathon Oil Corp.	428,977
32,221		Murphy Oil Corp.	1,901,361
44,223		Occidental Petroleum Corp.	2,967,806
20,079	@	Southwestern Energy Co.	872,834
39,033		Tesoro Corp.	661,219
45,800		XTO Energy, Inc.	1,958,866

			33,095,131

Oil & Gas Services: 2.5%
55,782		BJ Services Co.	872,430
83,282	@	Cameron International Corp.	2,600,897
77,103	@	National Oilwell Varco, Inc.	2,977,718
45,166		Schlumberger Ltd.	2,584,850

			9,035,895

See Accompanying Notes to Financial Statements

34

ING INDEX PLUS LARGECAP FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2009 (CONTINUED)

Shares			Value

Packaging & Containers: 0.9%
10,150		Ball Corp.	$403,970
39,045		Bemis Co.	979,639
48,100	@	Pactiv Corp.	1,077,440
37,745		Sealed Air Corp.	755,277

			3,216,326

Pharmaceuticals: 7.1%
71,958		Abbott Laboratories	3,242,427
19,613		AmerisourceBergen Corp.	727,642
89,702		Bristol-Myers Squibb Co.	1,786,864
93,105		Eli Lilly & Co.	3,218,640
19,760	@	Express Scripts, Inc.	1,265,628
38,732	@	Forest Laboratories, Inc.	917,561
33,700	@	King Pharmaceuticals, Inc.	318,802
8,168		McKesson Corp.	336,113
34,803	@	Medco Health Solutions, Inc.	1,597,110
23,974		Merck & Co., Inc.	661,203
420,020		Pfizer, Inc.	6,380,104
70,600		Schering-Plough Corp.	1,722,640
18,073	@	Watson Pharmaceuticals, Inc.	546,708
58,705		Wyeth	2,633,506

			25,354,948

Pipelines: 0.1%
21,600		Williams Cos., Inc.	362,448

			362,448

Retail: 6.4%
32,700	@, L	Autonation, Inc.	519,276
70,560		CVS Caremark Corp.	2,102,688
23,655		Family Dollar Stores, Inc.	716,037
27,829	@	GameStop Corp.	694,334
65,280		Gap, Inc.	1,165,248
109,817	S	Home Depot, Inc.	2,543,362
18,100		JC Penney Co., Inc.	472,229
25,100	@	Kohl’s Corp.	1,065,997
57,700		Limited Brands, Inc.	721,827
61,600		Lowe’s Cos., Inc.	1,171,016
45,177		McDonald’s Corp.	2,664,991
29,049		Staples, Inc.	594,052
13,000	@	Starbucks Corp.	187,070
51,169		Target Corp.	2,010,942
11,801		TJX Cos., Inc.	348,248
27,746		Walgreen Co.	826,553
98,236		Wal-Mart Stores, Inc.	4,886,259

			22,690,129

Savings & Loans: 0.7%
180,126		Hudson City Bancorp., Inc.	2,311,017

			2,311,017

Semiconductors: 1.7%
8,000	@	Broadcom Corp.	203,840
112,957	S	Intel Corp.	1,775,684
158,200		Texas Instruments, Inc.	3,069,080
44,730		Xilinx, Inc.	927,700

			5,976,304

Software: 4.2%
81,758		CA, Inc.	1,426,677
79,050	@	Compuware Corp.	603,152
53,114		Fidelity National Information Services, Inc.	1,022,976

Shares			Value

Software: (continued)
17,700	@	Fiserv, Inc.	$749,772
338,674		Microsoft Corp.	7,074,900
215,763		Oracle Corp.	4,226,797

			15,104,274

Telecommunications: 6.1%
249,683		AT&T, Inc.	6,189,642
353,280	@	Cisco Systems, Inc.	6,535,679
23,029		Corning, Inc.	338,526
6,640		Embarq Corp.	279,013
12,418		Harris Corp.	385,951
3,109	@	Harris Stratex Networks, Inc.	14,830
78,501		Qualcomm, Inc.	3,421,859
39,800		Qwest Communications International, Inc.	173,528
152,191	@	Sprint Nextel Corp.	783,784
123,394		Verizon Communications, Inc.	3,610,508

			21,733,320

Textiles: 0.1%
8,200		Cintas Corp.	190,978

			190,978

Transportation: 1.2%
3,300		CH Robinson Worldwide, Inc.	167,706
43,800		CSX Corp.	1,391,088
22,826		Union Pacific Corp.	1,124,637
32,700		United Parcel Service, Inc. - Class B	1,672,278

			4,355,709

		Total Common Stock (Cost $315,296,445)	346,421,077

REAL ESTATE INVESTMENT TRUSTS: 1.1%
Apartments: 0.3%
35,370		Equity Residential	860,906

			860,906

Regional Malls: 0.6%
41,589		Simon Property Group, Inc.	2,223,764

			2,223,764

Storage: 0.2%
11,650		Public Storage, Inc.	776,007

			776,007

		Total Real Estate Investment Trusts (Cost $3,407,144)	3,860,677

		Total Long-Term Investments (Cost $318,703,589)	350,281,754

SHORT-TERM INVESTMENTS: 1.2%
Affiliated Mutual Fund: 0.4%
1,329,000	S	ING Institutional Prime Money Market Fund - Class I	$1,329,000

		Total Mutual Fund (Cost $1,329,000)	1,329,000

See Accompanying Notes to Financial Statements

35

ING INDEX PLUS LARGECAP FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2009 (CONTINUED)

Principal Amount			Value

Securities Lending Collateralcc: 0.8%
$2,929,347	Bank of New York Mellon Corp. Institutional Cash Reserves		$2,870,520

	Total Securities Lending Collateral (Cost $2,929,347)		2,870,520

	Total Short-Term Investments (Cost $4,258,347)		4,199,520

	Total Investments in Securities (Cost $322,961,936)*	99.6%	$354,481,274
	Other Assets and Liabilities -Net	0.4	1,371,731

	Net Assets	100.0%	$355,853,005

@	Non-income producing security
@@	Foreign Issuer
cc	Securities purchased with cash collateral for securities loaned.
S	All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.
L	Loaned security, a portion or all of the security is on loan at May 31, 2009.
*	Cost for federal income tax purposes is $346,815,114.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$47,846,407
Gross Unrealized Depreciation	(40,180,247)

Net Unrealized Appreciation	$7,666,160

Fair Value Measurements*

The following is a summary of the inputs used as of May 31, 2009 in determining the Fund’s investments at fair value for purposes of SFAS 157:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock**	$346,421,077	$—	$—
Real Estate Investment Trusts	3,860,677	—	—
Short-Term Investments	1,329,000	2,870,520	—

Total	$351,610,754	$2,870,520	$—

Other Financial Instruments***	$248,435	$—	$—

Total	$248,435	$—	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of value in absence of available market quotations.

*	See note 2 in the Notes to Financial Statements for additional information.
**	For further breakdown of Common Stock, by industry type, please refer to the Portfolio of Investments.
***	Other financial instruments may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.

ING Index Plus LargeCap Fund Open Futures Contracts on May 31, 2009:

Contract Description	Number of Contracts	Expiration Date	Unrealized Appreciation
Long Contracts
S&P 500	24	06/18/09	$216,448
S&P 500	5	09/17/09	31,987

			$248,435

For the year ended May 31, 2009, net realized gain (loss) on futures and the net change in unrealized gain (loss) on futures can be found on the Fund’s Statement of Operations. For additional information on the reason(s) why the Fund may enter into futures contracts and the risks associated with futures contracts, please refer to note 2 in the accompanying Notes to Financial Statements.

See Accompanying Notes to Financial Statements

36

ING INDEX PLUS MIDCAP FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2009

Shares			Value

COMMON STOCK: 93.1%
Advertising: 0.2%
35,834	S	Harte-Hanks, Inc.	$302,081

			302,081

Aerospace/Defense: 0.6%
9,106	@	Alliant Techsystems, Inc.	785,757
4,617	@	BE Aerospace, Inc.	68,701

			854,458

Airlines: 0.1%
15,400	@	Airtran Holdings, Inc.	78,078
933	@	Alaska Air Group, Inc.	14,527
8,894	@	JetBlue Airways Corp.	40,290

			132,895

Apparel: 0.7%
13,260	@	Hanesbrands, Inc.	224,094
25,424	@	Timberland Co.	365,597
2,436	@, L	Under Armour, Inc.	59,779
11,080	@	Warnaco Group, Inc.	350,128

			999,598

Auto Manufacturers: 0.1%
9,900		Oshkosh Truck Corp.	117,513

			117,513

Auto Parts & Equipment: 0.4%
15,740		BorgWarner, Inc.	507,615

			507,615

Banks: 3.8%
24,900		Associated Banc-Corp.	360,303
25,914		Bancorpsouth, Inc.	576,327
21,524		Bank of Hawaii Corp.	805,643
19,075		Commerce Bancshares, Inc.	600,290
18,600	S	Cullen/Frost Bankers, Inc.	910,470
38,079		FirstMerit Corp.	662,963
18,550	L	Fulton Financial Corp.	107,776
21,400	L	International Bancshares Corp.	240,108
26,000		Trustmark Corp.	509,340
10,200	L	Westamerica Bancorp.	528,972
4,840		Wilmington Trust Corp.	69,744

			5,371,936

Beverages: 0.5%
12,628	@	Hansen Natural Corp.	463,195
9,708		PepsiAmericas, Inc.	255,320

			718,515

Biotechnology: 1.1%
3,850	@	Bio-Rad Laboratories, Inc.	286,594
4,050	@	Charles River Laboratories International, Inc.	127,292
5,593	@	OSI Pharmaceuticals, Inc.	189,043
1,466	@	United Therapeutics Corp.	117,500
29,600	@	Vertex Pharmaceuticals, Inc.	882,376

			1,602,805

Building Materials: 0.4%
2,057		Lennox International, Inc.	63,788
50,969	@	Louisiana-Pacific Corp.	221,205
3,350	L	Martin Marietta Materials, Inc.	272,925

			557,918

Shares			Value

Chemicals: 3.0%
21,354		Airgas, Inc.	$902,420
3,112		Albemarle Corp.	87,821
14,521		Ashland, Inc.	389,163
6,716		Cabot Corp.	107,255
5,031		FMC Corp.	273,435
4,159		Lubrizol Corp.	185,783
12,538		Minerals Technologies, Inc.	490,487
16,200		Olin Corp.	216,432
22,000		Terra Industries, Inc.	611,380
40,105		Valspar Corp.	916,399

			4,180,575

Coal: 0.4%
27,463		Arch Coal, Inc.	508,889
13,550	@, L	Patriot Coal Corp.	122,763

			631,652

Commercial Services: 8.5%
21,029	@, L	Alliance Data Systems Corp.	851,675
9,100	@	Brink’s Home Security Holdings, Inc.	262,080
23,610	@	Career Education Corp.	474,089
31,400	@	Corinthian Colleges, Inc.	482,932
5,016		Corporate Executive Board Co.	87,228
9,182	@	Corrections Corp. of America	140,944
5,792		Deluxe Corp.	81,899
13,450		DeVry, Inc.	586,017
14,837	@	FTI Consulting, Inc.	745,114
31,310	@	Gartner, Inc.	480,609
20,430		Global Payments, Inc.	734,663
17,400	@	Hewitt Associates, Inc.	504,600
6,583	@	ITT Educational Services, Inc.	604,253
16,500		Kelly Services, Inc.	175,890
16,850		Lender Processing Services, Inc.	489,493
20,207		Manpower, Inc.	859,000
48,953	@	MPS Group, Inc.	371,553
13,109	@	Navigant Consulting, Inc.	156,128
32,252		Pharmaceutical Product Development, Inc.	646,008
28,796	@	Quanta Services, Inc.	656,837
30,410	@	Rent-A-Center, Inc.	593,907
56,950	@	SAIC, Inc.	994,917
2,820		Strayer Education, Inc.	519,641
13,400		Watson Wyatt Worldwide, Inc.	508,396

			12,007,873

Computers: 3.3%
16,850		Diebold, Inc.	416,532
19,875	@	DST Systems, Inc.	761,213
28,400		Imation Corp.	274,344
10,800		Jack Henry & Associates, Inc.	198,396
71,383	@	NCR Corp.	766,653
17,600	@, L	Palm, Inc.	214,720
11,188	@	SRA International, Inc.	198,475
17,334	@	Synopsys, Inc.	337,666
57,546	@	Western Digital Corp.	1,430,018

			4,598,017

Cosmetics/Personal Care: 0.0%
2,290		Alberto-Culver Co.	53,220

			53,220

See Accompanying Notes to Financial Statements

37

ING INDEX PLUS MIDCAP FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2009 (CONTINUED)

Shares			Value

Distribution/Wholesale: 1.6%
61,124	@	Ingram Micro, Inc.	$1,009,768
28,600	@	LKQ Corp.	437,294
27,083	@	Tech Data Corp.	867,198

			2,314,260

Diversified Financial Services: 1.1%
2,350	@	Affiliated Managers Group, Inc.	131,859
32,400	@, L	AmeriCredit Corp.	411,804
6,178		Eaton Vance Corp.	167,424
31,831	@	Jefferies Group, Inc.	688,505
5,576	L	Raymond James Financial, Inc.	88,658

			1,488,250

Electric: 2.2%
6,850		Alliant Energy Corp.	162,551
1,459		Cleco Corp.	29,851
41,480		DPL, Inc.	902,605
11,350		Idacorp, Inc.	264,115
16,294		MDU Resources Group, Inc.	300,787
31,150		NSTAR	936,681
5,159		NV Energy, Inc.	51,590
18,729		OGE Energy Corp.	483,583

			3,131,763

Electrical Components & Equipment: 1.3%
14,317		Ametek, Inc.	450,270
12,650	@	Energizer Holdings, Inc.	661,089
19,813		Hubbell, Inc.	657,990

			1,769,349

Electronics: 3.1%
34,640	@	Arrow Electronics, Inc.	837,942
33,582	@	Avnet, Inc.	772,722
7,766		Gentex Corp.	91,561
5,933	@	Itron, Inc.	346,131
10,103	@, @@	Mettler Toledo International, Inc.	719,233
16,957	@	Thomas & Betts Corp.	520,241
9,200	@	Trimble Navigation Ltd.	176,456
7,777	@	Varian, Inc.	270,795
65,180	@	Vishay Intertechnology, Inc.	360,445
11,000		Woodward Governor Co.	225,830

			4,321,356

Engineering & Construction: 2.5%
18,300	@	Aecom Technology Corp.	583,953
29,363	@	Dycom Industries, Inc.	343,253
12,410		Granite Construction, Inc.	453,586
36,954		KBR, Inc.	680,693
24,100	@	Shaw Group, Inc.	655,520
18,480	@	URS Corp.	888,518

			3,605,523

Entertainment: 0.3%
5,088	@	DreamWorks Animation SKG, Inc.	141,752
269		International Speedway Corp.	6,669
14,956	@	Scientific Games Corp.	266,665

			415,086

Environmental Control: 0.7%
5,837	@	Clean Harbors, Inc.	318,233
26,112	@	Waste Connections, Inc.	663,245

			981,478

Shares			Value

Food: 1.4%
3,748		Corn Products International, Inc.	$98,985
5,900		Flowers Foods, Inc.	124,903
7,666		Lancaster Colony Corp.	353,173
12,062	@	Ralcorp Holdings, Inc.	690,791
24,563		Ruddick Corp.	618,005
12,850	@, L	Smithfield Foods, Inc.	159,726

			2,045,583

Gas: 2.5%
29,100		AGL Resources, Inc.	841,572
6,246		Energen Corp.	232,476
6,530		National Fuel Gas Co.	218,951
33,300		Southern Union Co.	578,754
40,009		UGI Corp.	964,617
9,400		Vectren Corp.	213,850
17,150		WGL Holdings, Inc.	509,698

			3,559,918

Hand/Machine Tools: 0.2%
3,074		Kennametal, Inc.	58,037
6,410		Lincoln Electric Holdings, Inc.	261,528

			319,565

Healthcare - Products: 3.8%
34,035	@	Affymetrix, Inc.	163,708
3,995		Beckman Coulter, Inc.	216,529
3,643	@	Edwards Lifesciences Corp.	232,569
19,634	@	Gen-Probe, Inc.	836,997
19,132	@	Henry Schein, Inc.	871,271
23,168		Hill-Rom Holdings, Inc.	374,395
53,208	@	Hologic, Inc.	674,145
1,457	@, L	Idexx Laboratories, Inc.	60,975
7,800	@	Immucor, Inc.	117,390
15,510	@	Kinetic Concepts, Inc.	402,174
8,503	@	Masimo Corp.	203,562
12,850	@	Resmed, Inc.	476,350
11,650		Steris Corp.	275,290
3,800		Techne Corp.	229,026
7,950	@	Thoratec Corp.	199,386

			5,333,767

Healthcare - Services: 3.1%
36,072	@	Community Health Systems, Inc.	951,940
2,600	@	Covance, Inc.	109,252
89,635	@	Health Management Associates, Inc.	520,779
33,670	@	Health Net, Inc.	504,377
15,400	@	Kindred Healthcare, Inc.	202,202
18,750	@	LifePoint Hospitals, Inc.	510,938
19,343	@	Lincare Holdings, Inc.	421,291
16,050		Universal Health Services, Inc.	881,627
12,480	@	WellCare Health Plans, Inc.	237,120

			4,339,526

Home Builders: 1.7%
14,590		MDC Holdings, Inc.	448,059
1,540	@	NVR, Inc.	762,146
12,100		Ryland Group, Inc.	206,668
9,981		Thor Industries, Inc.	200,718
38,760	@	Toll Brothers, Inc.	720,161

			2,337,752

See Accompanying Notes to Financial Statements

38

ING INDEX PLUS MIDCAP FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2009 (CONTINUED)

Shares			Value

Household Products/Wares: 1.2%
20,897	S	Church & Dwight Co., Inc.	$1,050,492
7,850		Scotts Miracle-Gro Co.	269,255
12,585		Tupperware Corp.	306,067

			1,625,814

Insurance: 4.9%
35,489		American Financial Group, Inc.	760,174
5,680		Arthur J. Gallagher & Co.	118,996
2,974		Brown & Brown, Inc.	57,339
18,345	@@	Everest Re Group Ltd.	1,270,024
66,754		Fidelity National Title Group, Inc.	930,551
27,200		First American Corp.	620,704
20,589		Hanover Insurance Group, Inc.	706,409
11,787		HCC Insurance Holdings, Inc.	291,021
39,450		Horace Mann Educators Corp.	356,234
46,477		Old Republic International Corp.	475,460
25,758		Protective Life Corp.	318,369
8,153		Reinsurance Group of America, Inc.	299,867
35,587		Unitrin, Inc.	516,723
10,667		WR Berkley Corp.	231,367

			6,953,238

Internet: 1.9%
5,498	@	Avocent Corp.	76,972
6,899	@	Digital River, Inc.	263,059
14,250	@	F5 Networks, Inc.	452,580
10,560	@, L	NetFlix, Inc.	416,275
9,650	@, L	Priceline.com, Inc.	1,062,562
34,406	@	Valueclick, Inc.	380,186

			2,651,634

Iron/Steel: 1.7%
4,418		Carpenter Technology Corp.	99,317
35,825		Cliffs Natural Resources, Inc.	976,231
23,050		Reliance Steel & Aluminum Co.	875,670
27,302		Steel Dynamics, Inc.	407,892

			2,359,110

Machinery - Construction & Mining: 1.2%
20,850		Bucyrus International, Inc.	597,978
27,473		Joy Global, Inc.	946,994
14,777	@	Terex Corp.	198,307

			1,743,279

Machinery - Diversified: 1.9%
10,666	@	AGCO Corp.	307,821
3,800		Graco, Inc.	84,702
25,963		IDEX Corp.	606,236
2,632		Nordson Corp.	101,069
23,647		Roper Industries, Inc.	1,016,348
16,355		Wabtec Corp.	583,546

			2,699,722

Media: 0.1%
3,000		Factset Research Systems, Inc.	158,700

			158,700

Metal Fabricate/Hardware: 0.5%
6,060		Commercial Metals Co.	102,838
16,300		Timken Co.	275,633
27,487		Worthington Industries	384,543

			763,014

Shares			Value

Miscellaneous Manufacturing: 2.3%
5,830		Aptargroup, Inc.	$180,788
16,378		Brink’s Co.	435,491
14,350		Carlisle Cos., Inc.	328,185
22,540		Crane Co.	531,493
16,760		Donaldson Co., Inc.	564,644
8,781		Federal Signal Corp.	75,341
7,205		Harsco Corp.	209,377
6,260		Matthews International Corp. - Class A	178,723
8,627		Pentair, Inc.	215,934
9,954		SPX Corp.	456,988
3,689		Trinity Industries, Inc.	56,220

			3,233,184

Office Furnishings: 0.3%
26,103		Herman Miller, Inc.	371,446
6,401		HNI, Corp.	111,057

			482,503

Oil & Gas: 4.3%
13,200	@	Bill Barrett Corp.	449,196
9,640		Cimarex Energy Co.	314,457
6,986	@	Comstock Resources, Inc.	278,252
7,410	@	Encore Acquisition Co.	262,981
13,420	@	Forest Oil Corp.	255,114
31,250		Frontier Oil Corp.	545,938
24,864		Helmerich & Payne, Inc.	869,494
24,590	@	Newfield Exploration Co.	888,191
13,000		Patterson-UTI Energy, Inc.	186,420
15,633	@	Plains Exploration & Production Co.	442,101
53,200	@	Pride International, Inc.	1,288,493
31,600	@, L	Quicksilver Resources, Inc.	355,500

			6,136,137

Oil & Gas Services: 1.7%
7,600	@	Exterran Holdings, Inc.	151,316
28,390	@	FMC Technologies, Inc.	1,181,592
12,143	@	Helix Energy Solutions Group, Inc.	136,609
13,584	@	Oceaneering International, Inc.	698,489
10,050	@	Superior Energy Services	231,753

			2,399,759

Packaging & Containers: 0.6%
794		Greif, Inc. - Class A	38,366
29,687		Sonoco Products Co.	723,175
9,145		Temple-Inland, Inc.	116,873

			878,414

Pharmaceuticals: 2.1%
42,840	@	Endo Pharmaceuticals Holdings, Inc.	682,441
4,071		Medicis Pharmaceutical Corp.	63,996
4,310	@	NBTY, Inc.	106,414
28,810		Omnicare, Inc.	778,734
9,260		Perrigo Co.	248,724
25,680	@	Sepracor, Inc.	401,892
30,500	@, L	Valeant Pharmaceuticals International	701,195
2,058	@	VCA Antech, Inc.	49,948

			3,033,344

Pipelines: 0.3%
15,090		Oneok, Inc.	442,137

			442,137

See Accompanying Notes to Financial Statements

39

ING INDEX PLUS MIDCAP FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2009 (CONTINUED)

Shares			Value

Retail: 8.7%
8,900	@	99 Cents Only Stores	$83,393
24,250		Advance Auto Parts, Inc.	1,032,808
20,470	@	Aeropostale, Inc.	708,671
9,000		American Eagle Outfitters	133,290
21,300		Barnes & Noble, Inc.	526,323
13,230	@	BJ’s Wholesale Club, Inc.	466,225
30,316		Brinker International, Inc.	542,656
22,707	@, L	Carmax, Inc.	254,545
29,338	@	Cheesecake Factory	501,973
17,500	@	Chico’s FAS, Inc.	170,800
8,380	@, L	Chipotle Mexican Grill, Inc.	663,612
31,700	@	Coldwater Creek, Inc.	120,460
11,682	@	Collective Brands, Inc.	172,426
5,372	@, L	Copart, Inc.	164,867
23,443	@	Dollar Tree, Inc.	1,049,543
38,150		Foot Locker, Inc.	423,847
12,817		Guess ?, Inc.	330,935
16,141		MSC Industrial Direct Co.	587,210
9,000	@, L	Panera Bread Co.	479,160
40,466		Petsmart, Inc.	823,888
23,910		Phillips-Van Heusen	704,628
34,022		Regis Corp.	596,406
37,145		Ross Stores, Inc.	1,454,598
17,436	@	Urban Outfitters, Inc.	356,043

			12,348,307

Savings & Loans: 1.9%
21,640		Astoria Financial Corp.	166,844
38,961		First Niagara Financial Group, Inc.	494,415
99,750		New York Community Bancorp., Inc.	1,103,235
55,100		NewAlliance Bancshares, Inc.	712,994
17,200		Washington Federal, Inc.	225,664

			2,703,152

Semiconductors: 1.2%
6,486	@	Atmel Corp.	24,971
9,350	@, L	Cree, Inc.	284,521
47,500	@	Integrated Device Technology, Inc.	267,425
11,373	@	Lam Research Corp.	297,859
5,500	@	Macrovision Solutions Corp.	124,135
25,111	@	Semtech Corp.	404,036
6,800	@	Silicon Laboratories, Inc.	228,616

			1,631,563

Software: 3.4%
1,539	@	ACI Worldwide, Inc.	22,946
31,103		Acxiom Corp.	332,491
2,697	@, L	Advent Software, Inc.	82,771
14,250	@	Ansys, Inc.	425,505
44,980		Broadridge Financial Solutions ADR	744,869
7,350	@, L	Cerner Corp.	428,432
28,000		Fair Isaac Corp.	492,240
1,400	@	Mantech International Corp.	53,690
18,910	@	Metavante Technologies, Inc.	485,042
39,150	@	Parametric Technology Corp.	453,357
29,449	@	Sybase, Inc.	957,976
34,300	@	Wind River Systems, Inc.	270,627

			4,749,946

Telecommunications: 2.3%
131,328	@	3Com Corp.	567,337
3,273		Adtran, Inc.	68,013
45,100	@	Cincinnati Bell, Inc.	125,829

Shares			Value

Telecommunications: (continued)
31,784	@	CommScope, Inc.	$834,012
26,340	@	NeuStar, Inc.	528,117
5,118		Plantronics, Inc.	91,305
12,300	@	Polycom, Inc.	212,913
15,757	@	Syniverse Holdings, Inc.	235,567
17,527		Telephone & Data Systems, Inc.	531,243

			3,194,336

Textiles: 0.2%
6,954	@	Mohawk Industries, Inc.	266,130

			266,130

Toys/Games/Hobbies: 0.3%
14,850	@	Marvel Entertainment, Inc.	492,723

			492,723

Transportation: 1.2%
2,373		Con-way, Inc.	76,173
7,229		JB Hunt Transport Services, Inc.	222,147
4,147	@	Kansas City Southern	68,384
4,077		Landstar System, Inc.	154,926
3,700		Overseas Shipholding Group	125,134
20,616		Tidewater, Inc.	982,765
1,251		Werner Enterprises, Inc.	22,505
12,667	@, L	YRC Worldwide, Inc.	32,681

			1,684,715

Trucking & Leasing: 0.0%
1,919		GATX Corp.	48,320

			48,320

Water: 0.3%
21,550		Aqua America, Inc.	355,360

			355,360

		Total Common Stock (Cost $130,913,035)	131,634,388

REAL ESTATE INVESTMENT TRUSTS: 6.2%
Apartments: 1.0%
18,900		BRE Properties, Inc.	472,122
10,033		Camden Property Trust	301,191
3,050		Essex Property Trust, Inc.	207,675
44,200		UDR, Inc.	486,200

			1,467,188

Diversified: 0.8%
4,148		Cousins Properties, Inc.	37,332
25,508		Duke Realty Corp.	242,581
36,800		Liberty Property Trust	856,704

			1,136,617

Forest Products & Paper: 0.7%
26,300		Rayonier, Inc.	1,052,000

			1,052,000

Health Care: 0.7%
18,000		Nationwide Health Properties, Inc.	478,260
27,662		Omega Healthcare Investors, Inc.	441,762

			920,022

Hotels: 0.5%
48,680		Hospitality Properties Trust	680,060

			680,060

See Accompanying Notes to Financial Statements

40

ING INDEX PLUS MIDCAP FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2009 (CONTINUED)

Shares			Value

Office Property: 1.9%
9,151	L	Alexandria Real Estate Equities, Inc.	$328,521
9,800		Corporate Office Properties Trust SBI MD	290,864
30,564		Highwoods Properties, Inc.	691,358
27,330		Mack-Cali Realty Corp.	675,324
30,500		SL Green Realty Corp.	698,450

			2,684,517

Regional Malls: 0.1%
12,020	L	Macerich Co.	202,898

			202,898

Shopping Centers: 0.3%
6,200		Federal Realty Investment Trust	326,430
4,330		Regency Centers Corp.	154,278

			480,708

Single Tenant: 0.1%
4,700		Realty Income Corp.	100,909

			100,909

Warehouse/Industrial: 0.1%
5,630		AMB Property Corp.	100,496

			100,496

		Total Real Estate Investment Trusts (Cost $9,987,490)	8,825,415

		Total Long-Term Investments (Cost $140,900,525)	140,459,803

SHORT-TERM INVESTMENTS: 6.4%
Affiliated Mutual Fund: 0.7%
1,086,000	S	ING Institutional Prime Money Market Fund - Class I	1,086,000

		Total Mutual Fund (Cost $1,086,000)	1,086,000

Principal Amount			Value
Securities Lending Collateralcc: 5.7%
$8,217,502	Bank of New York Mellon Corp. Institutional Cash Reserves		$8,017,929

	Total Securities Lending Collateral (Cost $8,217,502)		8,017,929

	Total Short-Term Investments (Cost $9,303,502)		9,103,929

	Total Investments in Securities (Cost $150,204,027)*	105.7%	$149,563,732
	Other Assets and Liabilities - Net	(5.7)	(8,118,346)

	Net Assets	100.0%	$141,445,386

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
S	All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.
L	Loaned security, a portion or all of the security is on loan at May 31, 2009.
*	Cost for federal income tax purposes is $155,665,278.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$15,601,091
Gross Unrealized Depreciation	(21,702,637)

Net Unrealized Depreciation	$(6,101,546)

Fair Value Measurements*

The following is a summary of the inputs used as of May 31, 2009 in determining the Fund’s investments at fair value for purposes of SFAS 157:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock**	$131,634,388	$—	$—
Real Estate Investment Trusts	8,825,415	—	—
Short-Term Investments	1,086,000	8,017,929	—

Total	$141,545,803	$8,017,929	$—

Other Financial Instruments***	$293,362	$—	$—

Total	$293,362	$—	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of value in absence of available market quotations.

*	See note 2 in the Notes to Financial Statements for additional information.

**	For further breakdown of Common Stock, by industry type, please refer to the Portfolio of Investments.

***	Other financial instruments may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.

ING Index Plus MidCap Fund Open Futures Contracts on May 31, 2009:

Contract Description	Number of Contracts	Expiration Date	Unrealized Appreciation
Long Contracts
S&P MidCap 400	5	06/18/09	$293,362

			$293,362

For the year ended May 31, 2009, net realized gain (loss) on futures and the net change in unrealized gain (loss) on futures can be found on the Fund’s Statement of Operations. For additional information on the reason(s) why the Fund may enter into futures contracts and the risks associated with futures contracts, please refer to note 2 in the accompanying Notes to Financial Statements.

See Accompanying Notes to Financial Statements

41

ING INDEX PLUS SMALLCAP FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2009

Shares			Value

COMMON STOCK: 93.7%
Advertising: 0.1%
6,873	@	inVentiv Health, Inc.	$86,600

			86,600

Aerospace/Defense: 2.8%
8,750	@	AAR Corp.	128,625
1,983	@, L	Aerovironment, Inc.	55,365
7,762		Cubic Corp.	296,120
4,120		Curtiss-Wright Corp.	120,634
8,410	@	Esterline Technologies Corp.	229,929
2,993	@	Moog, Inc.	71,533
2,045		National Presto Industries, Inc.	166,627
18,364	@	Orbital Sciences Corp.	270,318
7,040	@	Teledyne Technologies, Inc.	231,405
6,158		Triumph Group, Inc.	242,687

			1,813,243

Agriculture: 0.3%
21,500	@	Alliance One International, Inc.	102,340
2,654		Andersons, Inc.	66,615

			168,955

Airlines: 0.4%
23,441		Skywest, Inc.	240,270

			240,270

Apparel: 1.9%
18,125	@	Carter’s, Inc.	428,656
12,096	@, L	CROCS, Inc.	35,199
2,410	@	Deckers Outdoor Corp.	139,684
13,892	@	Iconix Brand Group, Inc.	224,911
2,247	@	Maidenform Brands, Inc.	29,031
7,700		Oxford Industries, Inc.	71,379
976	@	Skechers USA, Inc.	9,272
5,338	@	True Religion Apparel, Inc.	123,094
2,870	@	Volcom, Inc.	39,233
7,453		Wolverine World Wide, Inc.	147,644

			1,248,103

Auto Manufacturers: 0.1%
31,200		Wabash National Corp.	39,000

			39,000

Auto Parts & Equipment: 0.4%
8,806		Spartan Motors, Inc.	83,129
13,951		Superior Industries International	168,528

			251,657

Banks: 7.8%
28,880		Bank Mutual Corp.	261,942
2,400		Bank of the Ozarks, Inc.	60,696
24,850	L	Cascade Bancorp.	47,961
8,710		Central Pacific Financial Corp.	52,086
550		Columbia Banking System, Inc.	5,979
14,930	L	Community Bank System, Inc.	231,415
21,188	@@, L	First Bancorp. Puerto Rico	103,609
9,255		First Financial Bancorp.	78,945
7,800	S	First Financial Bankshares, Inc.	380,874
21,058		First Midwest Bancorp., Inc.	183,205
4,032	L	Frontier Financial Corp.	6,008
18,830		Glacier Bancorp., Inc.	312,013
3,997		Hancock Holding Co.	139,615
1,500		Home Bancshares, Inc.	29,925

Shares			Value

Banks: (continued)
9,100		Independent Bank Corp.	$184,912
39,700		National Penn Bancshares, Inc.	240,582
6,600		NBT Bancorp., Inc.	144,804
20,140		Old National Bancorp.	241,479
4,900	@	Pinnacle Financial Partners, Inc.	71,050
13,560		Prosperity Bancshares, Inc.	380,494
14,530	L	S&T Bancorp, Inc.	217,078
3,589	@	Signature Bank	97,082
7,960		Sterling Bancorp.	73,073
39,000		Sterling Bancshares, Inc.	247,260
36,715		Susquehanna Bancshares, Inc.	262,145
4,311		Tompkins Financial Corp.	208,437
21,500		Trustco Bank Corp.	121,260
1,236		UCBH Holdings, Inc.	1,916
9,436		UMB Financial Corp.	378,667
10,450	L	Umpqua Holdings Corp.	88,825
4,350		United Bankshares, Inc.	91,742
204	L	United Community Banks, Inc.	1,581
5,866		Whitney Holding Corp.	72,738
9,250		Wilshire Bancorp., Inc.	44,585
2,043		Wintrust Financial Corp.	36,774

			5,100,757

Beverages: 0.6%
3,700	@, L	Green Mountain Coffee Roasters, Inc.	308,839
1,900	@	Peet’s Coffee & Tea, Inc.	49,571

			358,410

Biotechnology: 1.1%
7,700	@	Arqule, Inc.	38,269
12,510	@	Cubist Pharmaceuticals, Inc.	213,421
4,210	@	Enzo Biochem, Inc.	17,766
12,020	@	Martek Biosciences Corp.	254,704
11,264	@	Regeneron Pharmaceuticals, Inc.	172,452

			696,612

Building Materials: 1.3%
14,980		Apogee Enterprises, Inc.	184,554
9,000		Eagle Materials, Inc.	221,400
16,323		Gibraltar Industries, Inc.	126,014
11,720	@, L	NCI Building Systems, Inc.	52,740
1,150		Simpson Manufacturing Co., Inc.	23,966
2,550	L	Texas Industries, Inc.	86,777
6,000		Universal Forest Products, Inc.	182,760

			878,211

Chemicals: 2.3%
2,297		American Vanguard Corp.	23,452
5,562		Arch Chemicals, Inc.	156,292
6,950		Balchem Corp.	167,634
8,291		HB Fuller Co.	141,113
3,390		NewMarket Corp.	246,012
9,500	@	OM Group, Inc.	251,750
7,771	@	PolyOne Corp.	23,391
2,660		Quaker Chemical Corp.	36,681
17,150		Schulman A, Inc.	256,050
3,503		Stepan Co.	147,161
3,688		Zep, Inc.	44,883

			1,494,419

Commercial Services: 5.9%
11,650		Aaron Rents, Inc.	379,441
6,600		ABM Industries, Inc.	106,788

See Accompanying Notes to Financial Statements

42

ING INDEX PLUS SMALLCAP FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2009 (CONTINUED)

Shares			Value

Commercial Services: (continued)
9,669		Administaff, Inc.	$207,884
3,300	@	American Public Education, Inc.	107,811
7,420	@	AMN Healthcare Services, Inc.	53,424
3,862		Arbitron, Inc.	76,892
1,600	@	Bankrate, Inc.	48,176
3,900	@	Capella Education Co.	203,541
7,321		Chemed Corp.	280,175
4,900	@	Coinstar, Inc.	145,138
3,279	@	Consolidated Graphics, Inc.	53,218
2,000	@	Corvel Corp.	42,880
9,850	@	Forrester Research, Inc.	228,225
10,550	@	Geo Group, Inc.	172,387
8,400		Gevity HR, Inc.	33,516
2,900		Healthcare Services Group	50,692
18,650		Heartland Payment Systems, Inc.	142,673
7,926		Hillenbrand, Inc.	136,010
2,410	@	HMS Holdings Corp.	84,712
12,022	@	Kendle International, Inc.	125,029
480		Landauer, Inc.	27,662
12,481	@	Live Nation, Inc.	71,391
30,210	@	On Assignment, Inc.	107,850
4,292	@	Parexel International Corp.	44,208
3,432	@	Pre-Paid Legal Services, Inc.	145,380
5,383	@	Spherion Corp.	18,518
8,450	@	Ticketmaster	65,741
11,236	@	TrueBlue, Inc.	95,843
5,650	@	Universal Technical Institute, Inc.	78,592
14,402		Viad Corp.	211,565
444	@	Volt Information Sciences, Inc.	2,957
10,866	@	Wright Express Corp.	270,237

			3,818,556

Computers: 3.2%
10,211	@	CACI International, Inc.	391,796
43,706	@	Ciber, Inc.	140,296
18,900	@, L	Hutchinson Technology, Inc.	39,879
10,955	@	Insight Enterprises, Inc.	82,710
13,200	@	Manhattan Associates, Inc.	232,188
6,000	@	Mercury Computer Systems, Inc.	45,240
24,366	@	Micros Systems, Inc.	636,440
2,720		MTS Systems Corp.	60,330
18,210	@	Radisys Corp.	157,699
3,636	@	SYKES Enterprises, Inc.	59,267
7,005	@, L	Synaptics, Inc.	246,016

			2,091,861

Cosmetics/Personal Care: 0.2%
1,860	@, L	Chattem, Inc.	111,098

			111,098

Distribution/Wholesale: 1.8%
24,800	@	Brightpoint, Inc.	146,816
8,200	@	Fossil, Inc.	183,516
8,400	L	Pool Corp.	146,412
9,790	@	Scansource, Inc.	242,205
12,822	@	School Specialty, Inc.	243,874
4,770		Watsco, Inc.	234,827

			1,197,650

Diversified Financial Services: 2.0%
2,410		Financial Federal Corp.	59,744
2,200		Greenhill & Co., Inc.	161,700
8,703	@	Investment Technology Group, Inc.	181,022

Shares			Value

Diversified Financial Services: (continued)
3,455	@	LaBranche & Co., Inc.	$14,891
19,902		National Financial Partners Corp.	120,407
11,507		OptionsXpress Holdings, Inc.	196,655
2,530	@, L	Portfolio Recovery Associates, Inc.	91,004
4,100	@	Stifel Financial Corp.	178,514
6,346		SWS Group, Inc.	81,292
6,353	@	TradeStation Group, Inc.	52,095
9,882	@, L	World Acceptance, Corp.	197,936

			1,335,260

Electric: 0.9%
2,900		Avista Corp.	45,936
3,700		Central Vermont Public Service Corp.	59,792
7,735		CH Energy Group, Inc.	320,770
175		UIL Holdings Corp.	3,628
5,191		Unisource Energy Corp.	132,059

			562,185

Electrical Components & Equipment: 0.2%
7,553		Belden CDT, Inc.	138,371

			138,371

Electronics: 3.9%
1,900		American Science & Engineering, Inc.	118,807
550	@	Axsys Technologies, Inc.	26,994
28,740	@	Benchmark Electronics, Inc.	350,628
17,150		Brady Corp.	424,977
12,857	@	Checkpoint Systems, Inc.	180,512
25,480		CTS Corp.	147,020
1,912	@	Cymer, Inc.	53,077
4,650	L	Daktronics, Inc.	39,851
3,315	@	Dionex Corp.	186,833
3,020	@	FEI Co.	65,715
576	@	II-VI, Inc.	13,824
4,320	@	LoJack Corp.	14,342
17,498		Methode Electronics, Inc.	102,188
15,500	@	Newport Corp.	90,520
2,513		Park Electrochemical Corp.	48,476
7,420	@	Plexus Corp.	135,489
4,696	@	Rogers Corp.	80,114
26,317	@	TTM Technologies, Inc.	234,221
11,450		Watts Water Technologies, Inc.	234,840

			2,548,428

Energy - Alternate Sources: 0.0%
5,320	@	Headwaters, Inc.	21,120

			21,120

Engineering & Construction: 1.0%
22,614	@	EMCOR Group, Inc.	508,118
4,420	@	Insituform Technologies, Inc.	64,488
3,800	@	Stanley, Inc.	99,142

			671,748

Entertainment: 0.3%
11,469	@	Pinnacle Entertainment, Inc.	122,145
15,200	@	Shuffle Master, Inc.	66,728

			188,873

Environmental Control: 0.5%
10,746	@	Calgon Carbon Corp.	123,901
9,795	@	Darling International, Inc.	74,148
4,800	@	Tetra Tech, Inc.	123,216

			321,265

See Accompanying Notes to Financial Statements

43

ING INDEX PLUS SMALLCAP FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2009 (CONTINUED)

Shares			Value

Food: 1.7%
2,490	L	Cal-Maine Foods, Inc.	$60,856
6,804		Diamond Foods, Inc.	200,650
1,382	@	Hain Celestial Group, Inc.	23,729
7,500		J&J Snack Foods Corp.	281,400
1,436		Lance, Inc.	30,630
3,600		Nash Finch Co.	105,516
800		Sanderson Farms, Inc.	34,888
3,046		Spartan Stores, Inc.	37,801
8,105	@	TreeHouse Foods, Inc.	216,647
4,700	@	United Natural Foods, Inc.	106,831

			1,098,948

Forest Products & Paper: 0.4%
8,287	@	Buckeye Technologies, Inc.	42,015
2,150	@	Clearwater Paper Corp.	50,891
7,300		Schweitzer-Mauduit International, Inc.	164,031

			256,937

Gas: 2.3%
20,953		Atmos Energy Corp.	502,872
1,190		Laclede Group, Inc.	36,985
12,300		New Jersey Resources Corp.	409,221
1,250		Northwest Natural Gas Co.	53,050
10,005		Piedmont Natural Gas Co.	226,713
4,220		South Jersey Industries, Inc.	140,864
6,250		Southwest Gas Corp.	129,875

			1,499,580

Hand/Machine Tools: 0.4%
2,145		Baldor Electric Co.	49,743
5,194		Regal-Beloit Corp.	205,215

			254,958

Healthcare - Products: 2.6%
1,900	@	Abaxism, Inc.	33,231
19,300	@	American Medical Systems Holdings, Inc.	292,781
4,723		Cooper Cos., Inc.	125,207
11,550	@	Cyberonics	167,360
3,750	@	Haemonetics Corp.	199,613
1,914	@	ICU Medical, Inc.	69,210
11,600		Invacare Corp.	196,968
10,450	@	Kensey Nash Corp.	261,668
1,950		Meridian Bioscience, Inc.	37,265
4,106	@	Merit Medical Systems, Inc.	56,211
14,100	@	PSS World Medical, Inc.	226,587
1,570		West Pharmaceutical Services, Inc.	50,742

			1,716,843

Healthcare - Services: 4.4%
1,135	@	Air Methods Corp.	29,953
5,218	@, L	Amedisys, Inc.	158,732
14,325	@, S	AMERIGROUP Corp.	413,420
11,251	@	Amsurg Corp.	210,169
11,281	@	Centene Corp.	205,089
1,900	@	Genoptix, Inc.	55,252
8,000	@	Gentiva Health Services, Inc.	127,440
14,850	@	Healthspring, Inc.	144,194
10,700	@	Healthways, Inc.	128,079
4,750	@	LHC Group, Inc.	109,583
11,650	@	Magellan Health Services, Inc.	347,869
13,640	@	Mednax, Inc.	552,420
6,171	@	Molina Healthcare, Inc.	147,734

Shares			Value

Healthcare - Services: (continued)
11,313	@	Odyssey HealthCare, Inc.	$111,094
4,400	@	RehabCare Group, Inc.	96,008
3,606	@	Res-Care, Inc.	51,025

			2,888,061

Home Builders: 0.5%
7,860	L	M/I Homes, Inc.	90,862
9,050	@	Meritage Homes Corp.	188,874
31,489	@	Standard-Pacific Corp.	76,833

			356,569

Home Furnishings: 0.2%
6,270	@	Universal Electronics, Inc.	123,017

			123,017

Household Products/Wares: 0.6%
16,433	@	Central Garden & Pet Co.	161,865
12,700	@	Helen of Troy Ltd.	245,237

			407,102

Housewares: 0.4%
8,876	L	Toro Co.	273,381

			273,381

Insurance: 2.8%
1,159		American Physicians Capital, Inc.	44,703
9,163	@	Amerisafe, Inc.	147,982
16,620		Delphi Financial Group	316,445
2,318	@	eHealth, Inc.	37,088
6,731		Infinity Property & Casualty Corp.	247,768
4,100	@	Navigators Group, Inc.	179,334
7,419	@	ProAssurance Corp.	335,413
804		RLI Corp.	37,675
5,714		Safety Insurance Group, Inc.	178,334
3,819		Selective Insurance Group	50,449
2,463		Stewart Information Services Corp.	37,930
8,110		Tower Group, Inc.	193,748
606		Zenith National Insurance Corp.	12,999

			1,819,868

Internet: 2.6%
9,790	@	Blue Coat Systems, Inc.	138,724
2,480	@, L	Blue Nile, Inc.	113,832
1,989	@	comScore, Inc.	22,177
9,473	@	Cybersource Corp.	123,149
13,564	@	DealerTrack Holdings, Inc.	194,643
12,474	@	eResearch Technology, Inc.	74,719
15,865	@	j2 Global Communications, Inc.	353,790
2,803	@	Knot, Inc.	22,929
7,500		Nutri/System, Inc.	102,750
15,630	@	Perficient, Inc.	99,407
12,412	@	Stamps.com, Inc.	110,219
23,914		United Online, Inc.	153,050
9,292	@	Websense, Inc.	168,650

			1,678,039

Leisure Time: 1.0%
3,678		Brunswick Corp.	16,992
6,850	@	Interval Leisure Group, Inc.	65,555
4,345	L	Polaris Industries, Inc.	138,041
12,940	@	WMS Industries, Inc.	458,982

			679,570

See Accompanying Notes to Financial Statements

44

ING INDEX PLUS SMALLCAP FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2009 (CONTINUED)

Shares			Value

Lodging: 0.1%
3,021		Marcus Corp.	$33,020

			33,020

Machinery - Diversified: 1.7%
4,315		Albany International Corp.	57,605
7,961		Applied Industrial Technologies, Inc.	165,350
4,000		Briggs & Stratton Corp.	60,800
5,780		Cognex Corp.	75,660
16,813	@	Gardner Denver, Inc.	476,480
10,398	@	Intermec, Inc.	119,369
1,142		Lindsay Manufacturing Co.	36,384
5,201		Robbins & Myers, Inc.	99,547

			1,091,195

Metal Fabricate/Hardware: 0.7%
1,100		Kaydon Corp.	37,840
1,717		Lawson Products	19,230
13,710		Mueller Industries, Inc.	301,209
1,830		Valmont Industries, Inc.	125,556

			483,835

Mining: 0.2%
4,000		Amcol International Corp.	85,640
3,241	@	Brush Engineered Materials, Inc.	49,749
230	@	Century Aluminum Co.	1,382
716	@	RTI International Metals, Inc.	10,246

			147,017

Miscellaneous Manufacturing: 2.7%
13,300		Actuant Corp.	163,324
7,331	L	Acuity Brands, Inc.	199,257
883		AO Smith Corp.	26,481
3,237	@	AZZ, Inc.	112,486
10,146	@	Ceradyne, Inc.	229,300
5,823		Clarcor, Inc.	166,887
11,710	@	EnPro Industries, Inc.	206,213
5,896	@	ESCO Technologies, Inc.	239,496
10,346	@	Griffon Corp.	100,253
6,150		John Bean Technologies Corp.	92,496
4,545		Myers Industries, Inc.	45,905
4,292		Sturm Ruger & Co., Inc.	50,946
9,500		Tredegar Corp.	133,190

			1,766,234

Office Furnishings: 0.1%
5,382		Interface, Inc.	34,122

			34,122

Oil & Gas: 1.4%
16,717	@	Atwood Oceanics, Inc.	442,332
9,031		Holly Corp.	218,460
3,600		Penn Virginia Corp.	68,832
1,357	@	Petroleum Development Corp.	24,575
831	@	Petroquest Energy, Inc.	4,604
4,013	@	Pioneer Drilling Co.	25,121
5,561		St. Mary Land & Exploration Co.	120,451
2,702	@	Stone Energy Corp.	22,832
544	@	Swift Energy Co.	8,938

			936,145

Oil & Gas Services: 3.0%
7,021	@	Basic Energy Services, Inc.	71,053
6,888	L	CARBO Ceramics, Inc.	260,504
4,663	@	Dril-Quip, Inc.	192,675

Shares			Value

Oil & Gas Services: (continued)
3,800		Gulf Island Fabrication, Inc.	$60,420
8,342	@	Hornbeck Offshore Services, Inc.	231,407
5,137	@	ION Geophysical Corp.	14,538
2,059		Lufkin Industries, Inc.	93,437
11,100	@	Matrix Service Co.	125,652
2,729	@	NATCO Group, Inc.	77,231
11,542	@	Oil States International, Inc.	301,592
5,654	@	SEACOR Holdings, Inc.	432,022
10,938	@	Tetra Technologies, Inc.	95,161

			1,955,692

Packaging & Containers: 0.7%
11,590		Rock-Tenn Co.	444,824

			444,824

Pharmaceuticals: 1.1%
7,510	@	Catalyst Health Solutions, Inc.	160,639
10,500	@	Par Pharmaceutical Cos., Inc.	140,175
11,750	@	PharMerica Corp.	206,095
5,120	@	Salix Pharmaceuticals Ltd.	46,490
21,300	@	Viropharma, Inc.	148,035

			701,434

Real Estate: 0.1%
6,010	@, L	Forestar Real Estate Group, Inc.	73,082

			73,082

Retail: 9.6%
2,646		Big 5 Sporting Goods Corp.	28,709
8,518		Buckle, Inc.	304,774
3,398	@, L	Buffalo Wild Wings, Inc.	120,629
12,300	@	Cabela’s, Inc.	163,467
12,000	@	California Pizza Kitchen, Inc.	167,400
12,236		Casey’s General Stores, Inc.	308,714
9,910		Cash America International, Inc.	228,128
16,902		Cato Corp.	325,194
5,939	@	CEC Entertainment, Inc.	190,820
11,066	@	Charlotte Russe Holding, Inc.	112,320
9,259	@	Childrens Place Retail Stores, Inc.	332,491
2,466		Christopher & Banks Corp.	12,774
1,436		Cracker Barrel Old Country Store	45,119
2,800	@	DineEquity, Inc.	77,644
18,360	@	Dress Barn, Inc.	290,639
12,450		Finish Line	86,030
5,750	@	First Cash Financial Services, Inc.	86,883
19,408		Fred’s, Inc.	249,005
6,402	@	Genesco, Inc.	165,108
9,798	@	Gymboree Corp.	361,056
4,550		Haverty Furniture Cos., Inc.	47,866
5,950	@	Hibbett Sporting Goods, Inc.	107,279
12,250	@	HOT Topic, Inc.	88,323
7,900	@	HSN, Inc.	89,270
4,020	@	Jack in the Box, Inc.	105,726
7,550	@	Jo-Ann Stores, Inc.	163,156
4,776	@	JoS. A Bank Clothiers, Inc.	180,772
3,573	L	Landry’s Restaurants, Inc.	35,980
12,100	@, L	MarineMax, Inc.	35,816
2,283		Men’s Wearhouse, Inc.	39,016
3,517	@	OfficeMax, Inc.	29,015
7,916	@	PetMed Express, Inc.	115,732
7,618	@, L	PF Chang’s China Bistro, Inc.	243,319
1,144	@	Red Robin Gourmet Burgers, Inc.	19,791
6,610	@	Ruby Tuesday, Inc.	40,850
193	@	Sonic Corp.	1,820

See Accompanying Notes to Financial Statements

45

ING INDEX PLUS SMALLCAP FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2009 (CONTINUED)

Shares			Value

Retail: (continued)
18,744		Stage Stores, Inc.	$227,365
12,257	@	Steak N Shake Co.	106,268
5,112	@	Texas Roadhouse, Inc.	59,453
11,330	@	Tractor Supply Co.	434,845
6,252	@	Tuesday Morning Corp.	21,945
8,640		World Fuel Services Corp.	366,682
7,769	@	Zale Corp.	30,299
4,893	@, L	Zumiez, Inc.	43,646

			6,291,138

Savings & Loans: 0.2%
2,465		Brookline Bancorp., Inc.	24,256
14,450		Dime Community Bancshares	128,750
9,460	@, L	Guaranty Financial Group, Inc.	3,027

			156,033

Semiconductors: 3.6%
854	@	Cabot Microelectronics Corp.	23,869
26,116	@	Cypress Semiconductor Corp.	224,598
4,820	@	Diodes, Inc.	74,083
8,287	@	DSP Group, Inc.	60,081
20,600	@	Exar Corp.	133,076
2,750	@	Hittite Microwave Corp.	98,670
11,300	@	Kopin Corp.	44,522
8,796	@	Kulicke & Soffa Industries, Inc.	40,550
21,326	@	Microsemi Corp.	287,048
12,700	@	MKS Instruments, Inc.	171,577
6,600	@	Rudolph Technologies, Inc.	29,238
35,985	@	Skyworks Solutions, Inc.	342,937
6,839	@	Standard Microsystems Corp.	126,111
1,500	@	Supertex, Inc.	36,735
12,925	@	Triquint Semiconductor, Inc.	57,516
7,100	@	Ultratech, Inc.	89,176
14,259	@	Varian Semiconductor Equipment Associates, Inc.	335,372
14,350	@	Veeco Instruments, Inc.	151,106

			2,326,265

Software: 3.8%
2,900	@	Avid Technology, Inc.	41,296
7,305		Blackbaud, Inc.	101,320
7,200	@	Commvault Systems, Inc.	88,920
5,390	@	Concur Technologies, Inc.	159,005
13,426	@	CSG Systems International	184,876
4,950	@	Digi International, Inc.	42,867
1,135	@	Ebix, Inc.	35,945
11,071	@	Eclipsys Corp.	163,297
28,400	@	Epicor Software Corp.	145,976
18,770	@	Informatica Corp.	306,514
12,836	@	Phase Forward, Inc.	179,704
8,825	@	Progress Software Corp.	197,857
1,989	L	Quality Systems, Inc.	99,311
6,700	@	Smith Micro Software, Inc.	65,392
5,438	@	SPSS, Inc.	181,466
5,650	@	SYNNEX Corp.	146,222
17,750	@	Take-Two Interactive Software, Inc.	153,715
6,150	@	Taleo Corp.	95,325
3,480	@	Tyler Technologies, Inc.	58,464

			2,447,472

Storage/Warehousing: 0.0%
1,990	@	Mobile Mini, Inc.	25,094

			25,094

Shares			Value

Telecommunications: 3.4%
4,518	@	Anixter International, Inc.	$185,328
4,100		Applied Signal Technology, Inc.	85,813
29,649	@	Arris Group, Inc.	359,346
10,900		Black Box Corp.	358,828
9,960	@	Comtech Telecommunications	290,234
14,854		Fairpoint Communications, Inc.	15,003
5,650	@	General Communication, Inc.	37,347
28,645	@	Harmonic, Inc.	165,568
5,800		Iowa Telecommunications Services, Inc.	68,672
8,270	@	Netgear, Inc.	116,028
3,600	@	Neutral Tandem, Inc.	104,400
11,858	@	Novatel Wireless, Inc.	138,501
31,351	@	Symmetricom, Inc.	161,144
8,039	@	Tekelec	131,277

			2,217,489

Textiles: 0.7%
12,935		G&K Services, Inc.	277,326
5,720		Unifirst Corp.	195,338

			472,664

Toys/Games/Hobbies: 0.1%
3,723	@	Jakks Pacific, Inc.	47,468

			47,468

Transportation: 1.6%
4,020		Arkansas Best Corp.	113,002
2,065	@	Bristow Group, Inc.	65,316
16,849		Heartland Express, Inc.	264,529
5,312	@	HUB Group, Inc.	104,965
7,690	@	Kirby Corp.	258,538
2,900		Knight Transportation, Inc.	51,446
5,732	@	Old Dominion Freight Line	168,807

			1,026,603

		Total Common Stock (Cost $64,156,690)	61,112,351

REAL ESTATE INVESTMENT TRUSTS: 5.5%
Apartments: 0.6%
4,630		Home Properties, Inc.	154,179
5,100		Mid-America Apartment Communities, Inc.	185,079
3,400		Post Properties, Inc.	51,782

			391,040

Diversified: 0.9%
14,873		Colonial Properties Trust	115,712
8,970		Entertainment Properties Trust	182,270
38,183		Lexington Realty Trust	161,896
3,214		PS Business Parks, Inc.	144,212

			604,090

Health Care: 0.6%
16,930		Medical Properties Trust, Inc.	106,659
17,310		Senior Housing Properties Trust	289,943

			396,602

Hotels: 0.8%
39,882		DiamondRock Hospitality Co.	259,233
18,715		LaSalle Hotel Properties	256,021

			515,254

See Accompanying Notes to Financial Statements

46

ING INDEX PLUS SMALLCAP FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2009 (CONTINUED)

Shares			Value

Office Property: 1.0%
24,176		BioMed Realty Trust, Inc.	$237,650
4,800		Franklin Street Properties Corp.	60,480
10,778		Kilroy Realty Corp.	229,464
8,920		Parkway Properties, Inc.	116,317

			643,911

Regional Malls: 0.1%
16,610	L	Pennsylvania Real Estate Investment Trust	92,684

			92,684

Shopping Centers: 0.6%
1,720		Acadia Realty Trust	23,082
15,600		Cedar Shopping Centers, Inc.	80,496
3,100		Inland Real Estate Corp.	21,638
33,550		Kite Realty Group Trust	108,702
3,750		Tanger Factory Outlet Centers, Inc.	121,350

			355,268

Single Tenant: 0.2%
9,290		National Retail Properties, Inc.	158,952

			158,952

Storage: 0.6%
28,856		Extra Space Storage, Inc.	216,709
5,926		Sovran Self Storage, Inc.	143,172

			359,881

Warehouse/Industrial: 0.1%
2,400	L	EastGroup Properties, Inc.	81,864

			81,864

		Total Real Estate Investment Trusts (Cost $5,297,147)	3,599,546

		Total Long-Term Investments (Cost $69,453,837)	64,711,897

SHORT-TERM INVESTMENTS: 6.7%
Affiliated Mutual Fund: 1.1%
734,000	S	ING Institutional Prime Money Market Fund - Class I	734,000

		Total Mutual Fund (Cost $734,000)	734,000

Principal Amount			Value
Securities Lending Collateralcc: 5.6%
$3,712,288	Bank of New York Mellon Corp. Institutional Cash Reserves		$3,623,378

	Total Securities Lending Collateral (Cost $3,712,288)		3,623,378

	Total Short-Term Investments (Cost $4,446,288)		4,357,378

	Total Investments in Securities (Cost $73,900,125)*	105.9%	$69,069,275
	Other Assets and Liabilities - Net	(5.9)	(3,864,223)

	Net Assets	100.0%	$65,205,052

@	Non-income producing security
@@	Foreign Issuer
cc	Securities purchased with cash collateral for securities loaned.
S	All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.
L	Loaned security, a portion or all of the security is on loan at May 31, 2009.
*	Cost for federal income tax purposes is $75,804,572.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$7,002,087
Gross Unrealized Depreciation	(13,737,384)

Net Unrealized Depreciation	$(6,735,297)

Fair Value Measurements*

The following is a summary of the inputs used as of May 31, 2009 in determining the Fund’s investments at fair value for purposes of SFAS 157:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock**	$61,112,351	$—	$—
Real Estate Investment Trusts	3,599,546	—	—
Short-Term Investments	734,000	3,623,378	—

Total	$65,445,897	$3,623,378	$—

Other Financial Instruments***	$20,034	$—	$—

Total	$20,034	$—	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of value in absence of available market quotations.

*	See note 2 in the Notes to Financial Statements for additional information.

**	For further breakdown of Common Stock, by industry type, please refer to the Portfolio of Investments.

***	Other financial instruments may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.

ING Index Plus SmallCap Fund Open Futures Contracts on May 31, 2009:

Contract Description	Number of Contracts	Expiration Date	Unrealized Appreciation
Long Contracts
Russell 2000 Mini	13	06/19/09	$17,758
Russell 2000 Mini	2	09/18/09	2,276

			$20,034

For the year ended May 31, 2009, net realized gain (loss) on futures and the net change in unrealized gain (loss) on futures can be found on the Fund’s Statement of Operations. For additional information on the reason(s) why the Fund may enter into futures contracts and the risks associated with futures contracts, please refer to note 2 in the accompanying Notes to Financial Statements.

See Accompanying Notes to Financial Statements

47

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended May 31, 2009 were as follows:

Fund Name	Type	Per Share Amount

ING Index Plus LargeCap Fund
Class A	NII	$0.1977
Class B	NII	$0.0530
Class C	NII	$0.1243
Class I	NII	$0.2440
Class O	NII	$0.2065
Class R	NII	$0.1611

ING Index Plus MidCap Fund
Class A	NII	$0.0837
Class B	NII	$0.0004
Class C	NII	$0.0116
Class I	NII	$0.1235
Class O	NII	$0.0898
Class R	NII	$0.0352

ING Index Plus SmallCap Fund
Class A	NII	$0.0715
Class B	NII	$—
Class C	NII	$0.0081
Class I	NII	$0.1116
Class O	NII	$0.0792
Class R	NII	$0.0209

NII - Net investment income

Of the ordinary distributions made during the year ended May 31, 2009, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING Index Plus LargeCap Fund	100.00%

ING Index Plus MidCap Fund	100.00%

ING Index Plus SmallCap Fund	100.00%

For the year ended May 31, 2009, the following are percentages of net investment income dividends paid by the Funds that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:

ING Index Plus LargeCap Fund	100.00%

ING Index Plus MidCap Fund	100.00%

ING Index Plus SmallCap Fund	100.00%

Pursuant to Internal Revenue Code Section 871(k)(1), the Funds designate the following percentages of net investment income distributions as interest-related dividends:

ING Index Plus LargeCap Fund	0.21%

ING Index Plus MidCap Fund	0.43%

ING Index Plus SmallCap Fund	0.61%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

48

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Company are managed under the direction of the Board. A director who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Non-Interested Director”). The Directors of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past 5 Years	Number of Funds in Fund Complex(2) Overseen by Director	Other Directorships held by Director

Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 68	Director	June 1998 - Present	Professor of Economics and Finance, Middle Tennessee State University (August 1991 - Present).	37	Academy of Economics and Finance (February 2002- Present).

Sidney Koch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 74	Director	April 1994 - Present	Retired. Self-Employed Consultant (June 2000 - Present).	37	None.

Corine T. Norgaard 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 71	Director	June 1991 - Present	Retired. Formerly, Dean of the Barney School of Business, University of Hartford (August 1996 - June 2004). Formerly, President, Thompson Enterprises (September 2004 - September 2005).	37	MassMutual Corporate Investors and MassMutual Participation Investors (April 1997 - Present); Mass Mutual Premier Funds (December 2004 - Present); and MML Series Investment Funds II (December 2005 - Present).

Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Director	January 2003 - Present	President, Obermeyer & Associates, Inc. (November 1999 - Present).	37	None.

Russell Jones 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 65	Director	December 2007 - Present	Retired. Formerly, Senior Vice President, Chief Investment Officer and Treasurer, Kaman Corporation (April 1973 - March 2008).	37	None.

Martin Gavin 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 59	Director	January 2009 - Present	President, Connecticut Children’s Medical Center (May 2006 - Present). Formerly, Interim President, Connecticut Children’s Medical Center (January 2006 - May 2006).	37	None.

49

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past 5 Years	Number of Funds in Fund Complex(2) Overseen by Director	Other Directorships held by Director
Directors who are “Interested Persons”

Shaun Mathews(3)(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Director	December 2007 - Present	President and Chief Executive Officer, ING Investments, LLC(5) (November 2006 - Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 - November 2006); and Chief Marketing Officer, ING USFS (April 2002 - October 2004).	195	ING Services Holding Company, Inc. (May 2000 - Present); Southland Life Insurance Company (June 2002 - Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC(6), ING Funds Services, LLC,(7) ING Investments, LLC(6) and ING Pilgrim Funding, Inc. (December 2006 - Present).

(1)	Directors serve until their successors are duly elected and qualified.
(2)

For the purposes of this table (except for Mr. Mathews), “Fund Complex” means the following investment companies: ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Portfolios, Inc.; ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; and ING Money Market Portfolio.

(3)

For Mr. Mathews, the Fund Complex also includes the following investment companies: ING Asia Pacific High Dividend Equity Income Fund, ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; ING Variable Products Trust; and ING Partners, Inc.

(4)	“Interested person,” as defined in the 1940 Act, by virtue of this Director’s/Trustee’s affiliation with any of the Funds, ING or any of ING’s affiliates.
(5)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that, was known as Pilgrim America Investments, Inc.

(6)

ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that, was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(7)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that, was known as Pilgrim America Group, Inc.

50

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - during the Past 5 Years

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	President and Chief Executive Officer	December 2006 - Present	President and Chief Executive Officer, ING Investments, LLC(2) (November 2006 - Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 - November 2006); and Chief Marketing Officer, ING USFS (April 2002 - October 2004).

Michael J. Roland 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Executive Vice President	April 2002 - Present	Head of Mutual Fund Platform (February 2007 - Present) and Executive Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2001 - Present). Formerly, Executive Vice President, Head of Product Management (January 2005 - January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services LLC(6) (October 2004 - December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 - March 2005).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 59	Executive Vice President	March 2002 - Present	Executive Vice President, ING Investments, LLC(2) (July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 - Present).

Joseph M. O’Donnell 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Executive Vice President and Chief Compliance Officer	March 2006 - Present November 2004 - Present	Chief Compliance Officer of the ING Funds (November 2004 - Present) and Executive Vice President of the ING Funds (March 2006 - Present). Formerly, Chief Compliance Officer of ING Investments, LLC(2) (March 2006 - July 2008); Investment Advisor Chief Compliance Officer, Directed Services LLC(5) (March 2006 - July 2008) ING Life Insurance and Annuity Company (March 2006 - December 2006); and Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 - October 2004).

Todd Modic 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 41	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC(3) (March 2005 - Present). Formerly, Vice President, ING Funds Services, LLC(3) (September 2002 - March 2005).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Senior Vice President	December 2003 - Present	Senior Vice President, ING Investments, LLC(2) (October 2003 - Present).

Robert Terris 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 38	Senior Vice President	June 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(3) (May 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 - March 2006).

Ernest J. C’DeBaca 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Senior Vice President	June 2006 - Present	Chief Compliance Officer, ING Investments, LLC(2) (July 2008 - Present); Investment Advisor Chief Compliance Officer, Directed Services LLC(5) (July 2008 - Present); Head of Retail Compliance, ING Funds Distributor, LLC(4) and ING Funds Services, LLC(3), (July 2008 - Present); and Senior Vice President, ING Investments, LLC(2) (December 2006 - Present), ING Funds Services, LLC(3) (April 2006 - Present), ING Funds Distributor, LLC(4) (July 2008 - Present), and Directed Services LLC(5) (July 2008 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (January 2004 - March 2006).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 41	Vice President and Treasurer	March 2002 - Present	Vice President and Treasurer, ING Funds Services, LLC(3) (November 1995 - Present) and ING Investments, LLC(2) (August 1997 - Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 55	Vice President	March 2003 - Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (August 1995 - Present); Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (February 1996 - Present); and Director of Compliance, ING Investments, LLC(2) (October 2004 - Present). Formerly, Chief Compliance Officer, ING Investments, LLC(2) (October 2001 - October 2004).

51

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - during the Past 5 Years

William Evans 10 State House Square Hartford, Connecticut 06103 Age: 36	Vice President	September 2007 - Present	Vice President, Head of Mutual Fund Advisory Group (April 2007 - Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 - April 2007) and Senior Fund Analyst, U.S. Mutual Funds and Investment Products (May 2002 - May 2005).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC(3) (September 2004 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (October 2001 - September 2004).

Denise Lewis 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Vice President	April 2007 - Present	Vice President, ING Funds Services, LLC(3) (December 2006 - Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 - December 2006).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Vice President	March 2006 - Present	Vice President, ING Funds Services, LLC(3) (March 2006 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 - March 2006) and Manager, Registration Statements, ING Funds Services, LLC(3) (May 2003 - August 2004).

Susan P. Kinens 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 32	Assistant Vice President	March 2003 - Present	Assistant Vice President, ING Funds Services, LLC(3) (December 2002 - Present).

Craig Wheeler 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 40	Assistant Vice President	June 2008 - Present	Assistant Vice President - Director of Tax, ING Funds Services (March 2008 - Present). Formerly, Tax Manager, ING Funds Services (March 2005 - March 2008) and Tax Senior, ING Funds Services (January 2004 - March 2005).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Assistant Secretary	September 2003 - Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 - Present).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 46	Secretary	September 2003 - Present	Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (April 2003 - April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 34	Assistant Secretary	June 2008 - Present	Counsel, ING Americas, U.S. Legal Services (February 2008 - Present). Formerly, Associate, Ropes & Gray LLP (September 2005 - February 2008).

(1)	The officers hold office until the next annual meeting of the Directors and until their successors shall have been elected and qualified.
(2)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)

ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)	Directed Services LLC is the successor in interest to Directed Services, Inc.

52

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement and sub-advisory agreement for a mutual fund will terminate automatically after the initial term of the agreement (which term may not exceed two years), unless continuation of the agreement is approved annually by the Board of Trustees or Directors, as the case may be (the “Board”) of the fund, including a majority of the Trustees/Directors who have no direct or indirect interest in the agreement and who are not “interested persons” of the fund (the “Independent Trustees”). Consistent with this requirement of the 1940 Act, the Board of ING VP Balanced Portfolio, Inc., ING Strategic Allocation Portfolios, Inc., ING VP Intermediate Bond Portfolio, ING VP Money Market Portfolio, ING Variable Funds, ING Variable Portfolios, Inc. and ING Series Fund, Inc., with respect to each portfolio series thereof (each, a “Fund” and, collectively, the “Funds”) has established a process for considering on an annual basis approval of the continuation of the Investment Management Agreement for each Fund (the “Advisory Agreement”) with ING Investments, LLC (the “Adviser”) and the sub-advisory agreement for each Fund (collectively, the “Sub-Advisory Agreements”) with each sub-adviser of the Funds (the “Sub-Advisers”). Set forth below is a description of the process followed by the Board in considering approval of the continuation of each Advisory and Sub-Advisory Agreement (collectively, the “Agreements”), together with an explanation of many of the factors considered and related conclusions reached by the Board in voting to approve the continuation of each Agreement for an additional one-year period commencing January 1, 2009, followed by specific considerations with respect to each Fund covered by this report (each a “Covered Fund”).

Overview of the Review Process

At a meeting of the Board held on December 11, 2008, the Board, including all of the Independent Trustees, voted to approve continuation of each of the existing Advisory and Sub-Advisory Agreements for the Funds. Prior to voting such approvals, the Board received the affirmative recommendation of the Contracts Committee of the Board, which is a Committee of the Board comprised of all of the Independent Trustees and exclusively of the Independent Trustees. The Contracts Committee recommended approval of the Advisory and Sub-Advisory Agreements after completing an extensive review of information requested by the Committee from the Adviser and each Sub-Adviser, including the following: (1) comparative performance data for each Fund for various time periods; (2) comparative data regarding management fees, including data regarding the fees charged by the Adviser and Sub-Advisers for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the Funds; (3) comparative data regarding the total expenses of each Fund; (4) copies of each form of Advisory Agreement and Sub-Advisory Agreement; (5) copies of the codes of ethics of the Adviser and each Sub-Adviser, together with information relating to the manner in which each code is administered; (6) financial statements of the Adviser and each Sub-Adviser; (7) profitability analyses for the Adviser and each Sub-Adviser with respect to each Fund, and all Funds as a group; (8) descriptions of the qualifications of the investment personnel responsible for managing each Fund, the structure of their compensation and their responsibilities with respect to managing other accounts or mutual funds; (9) descriptions of the services provided to the Funds, including the investment strategies and techniques used by each Sub-Adviser in managing the Funds; (10) data relating to portfolio turnover and brokerage practices, including practices with respect to the acquisition of research through “soft dollar” benefits received in connection with the Funds’ brokerage; (11) data comparing the performance of certain Funds against “static portfolios” of the Funds over various time periods; (12) descriptions of the policies and procedures of the various service providers of the Funds for protecting the privacy of shareholder information; (13) information relating to projected sales and redemptions of Fund shares and business plans relating to the Adviser’s mutual fund platform; (14) descriptions of the business continuity and disaster recovery plans of the Adviser and each Sub-Adviser; (15) descriptions of various compliance programs of the Adviser and Sub-Advisers, including the Adviser’s programs for monitoring and enforcing compliance with the Funds’ policies with respect to market-timing, late trading and selective portfolio disclosure; (16) independent reports analyzing the quality of the trade execution services performed by Sub-Advisers for the Funds; and (17) other information relevant to an evaluation of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser in response to a series of detailed questions posed by independent legal counsel on behalf of the Independent Trustees.

53

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

The Contracts Committee began the formal review process in July 2008 when it met separately with Goodwin Procter LLP, legal counsel for the Independent Trustees (“Independent Counsel”), to review the information to be requested from management and the methodology to be used in determining the selected peer groups for comparing performance and expenses. The Contracts Committee then held meetings on October 15-16, 2008 and December 9-10, 2008, during which the Independent Trustees, meeting separately with Independent Counsel, reviewed and evaluated the information described above. As part of the review process, the Contracts Committee also met with representatives from the Adviser and/or the Sub-Advisers to discuss the information provided to the Committee. The Contracts Committee also considered information that had been provided by the Adviser and Sub-Advisers throughout the year at other meetings of the Contracts Committee, the Audit Committee, the Compliance Committee and the full Board.

The Independent Trustees were assisted by Independent Counsel, throughout the contract review process. The Independent Trustees relied upon the advice of Independent Counsel and their own business judgment in determining the material factors to be considered in evaluating each Advisory and Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Independent Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Independent Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to each Advisory and Sub-Advisory Agreement.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory and Sub-Advisory Agreements for the Funds for the year commencing January 1, 2009, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Advisers. The Board considered the investment management and related services provided by the Adviser and Sub-Advisers, including the quantity and quality of the resources available to provide such services. Among other things, the Board considered the qualifications of the individuals responsible for performing various investment related services.

The Board also considered the quality of the compliance programs of the Adviser and each

Sub-Adviser, including the manner in which the Adviser and each Sub-Adviser monitor for compliance with the investment policies and restrictions of a Fund and with the Codes of Ethics of the Funds, the Adviser and the Sub-Advisers with respect to personal trading by employees with access to portfolio information. The Board also considered the actions taken by the Adviser and Sub-Advisers to establish and maintain effective disaster recovery and business continuity plans.

The Board considered the actions taken by the Adviser and its affiliated companies to administer the Funds’ policies and procedures for voting proxies, valuing the Funds’ assets, selective disclosure of portfolio holdings and preventing late-trading and frequent trading of Fund shares. With respect to these and related compliance matters, the Board also considered the responsiveness of the Adviser and its affiliated companies over the course of the past several years to the inquiries of various regulatory authorities.

The Board also took into account the efforts of the Adviser and its affiliated companies to reduce the expenses of the Funds. With respect to those Funds that are sub-advised by an affiliate of the Adviser, the Board specifically noted that, in recent years, the Adviser and its affiliated companies have significantly reduced the Funds’ brokerage costs and portfolio turnover rates, as well as the quantity of research acquired through the use of soft dollars from the Funds’ brokerage. The Board also noted the efforts of the Adviser to optimize the number of Funds in the ING complex of mutual funds and to standardize the asset management characteristics and policies across the ING mutual fund platform. Consideration was also given to the benefits that shareholders of the Funds realize because the Funds are part of a larger ING family of mutual funds, including, in most cases, the ability of shareholders to exchange or transfer investments within the same class of shares among a wide variety of mutual funds without incurring additional sales charges.

The Board concluded that the nature, extent and quality of advisory and related services provided by the Adviser and each of the Sub-Advisers, taken as a whole, are consistent with the terms of the respective Advisory and Sub-Advisory Agreements and justify the fees paid by the Funds for such services.

Fund Performance

The Board reviewed each Fund’s investment performance over various time periods on an absolute basis and relative to the performance of (i) one or more appropriate benchmark indexes (such as the S&P 500

54

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Composite Stock Price Index), (ii) a group of similarly managed mutual funds identified by Lipper, Inc. and/or Morningstar, Inc., and (iii) similarly managed mutual funds within a specified peer group based upon a methodology approved by the Contracts Committee (each, a “Selected Peer Group”). The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods, where applicable, ending June 30, 2008 and the one-, three-, and five-year periods ending September 30, 2008. Summaries of selected portions of the performance information reviewed by the Board, together with the Board’s conclusions regarding the performance of each Covered Fund, are set forth below under “Fund-by-Fund Analysis.”

Management Fees, Sub-Advisory Fees and Expenses

Consideration was given to the contractual investment advisory fee rates, inclusive of administrative fee rates, payable by the Funds to the Adviser and its affiliated companies (referred to collectively as “management fees”) and the contractual sub-advisory fee rates payable by the Adviser to each Sub-Adviser for sub-advisory services. As part of its review, the Board considered each Fund’s management fee and total expense ratio, as compared to its Selected Peer Group, both before and after giving effect to any undertaking by the Adviser to waive fees and/or limit the total expenses of a Fund. In addition, the Trustees received information regarding the fees charged by each Sub-Adviser to similarly-managed institutional accounts and other mutual funds, if any, and the comparability (or lack thereof) of the services provided by the Sub-Adviser in managing such accounts and other mutual funds to the services provided in managing the Funds. With respect to the Funds sub-advised by an affiliate of the Adviser, the Board evaluated the reasonableness of the total fees received by the Adviser and its affiliate in the aggregate under the Advisory and Sub-Advisory Agreements. With respect to those Funds sub-advised by a Sub-Adviser that is not affiliated with the Adviser, the Board considered the reasonableness of the fees payable to the Sub-Adviser by the Adviser in light of the ability of the Adviser to negotiate such fees on an arm’s-length basis. Summaries of selected portions of the fee and expense information reviewed with respect to each Covered Fund are set forth below under “Fund-by-Fund Analysis.” After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser, the Board concluded with respect to each Fund that the management fee charged to the Fund for advisory, sub-advisory and related services is fair and reasonable and that the total expense ratio of the Fund is reasonable.

Profitability

The Board considered information relating to revenues, expenses, and profits realized by the Adviser and each Sub-Adviser attributable to performing advisory, sub-advisory and administrative services for the Funds. With respect to Funds sub-advised by an unaffiliated Sub-Adviser, the Board did not consider the profitability of the Sub-Adviser to be a material factor because the Board believes that the Adviser negotiates sub-advisory fees with the unaffiliated Sub-Adviser on an arm’s-length basis. The Board reviewed profitability data for the Adviser and its affiliated companies, including the distributor of the Funds, relating to (i) each Fund separately, (ii) all Funds as a group, (iii) all “retail” Funds as a group, and (iv) all variable insurance product Funds as a group, in each case for the one-year periods ended December 31, 2007 and December 31, 2006 and the nine-month period ended September 30, 2008. With respect to the Adviser and its affiliates, such information was prepared in accordance with a methodology approved by the Contracts Committee. The Board considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Fund both with and without the profitability of the distributor of the Funds and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution and administrative services. With respect to Funds sub-advised by an affiliate of the Adviser, the Board considered the total profits derived by the Adviser and its affiliate in the aggregate attributable to managing and operating each Fund. The Board also considered other direct or indirect benefits that the Adviser and Sub-Advisers, and any affiliated companies thereof, derive from their relationships with the Funds, including the receipt by certain affiliates of the Adviser, of fees relating to the offering of bundled financial products, such as annuity contracts, and the receipt by Sub-Advisers of “soft dollar” benefits from the Funds’ brokerage. The Board concluded that, in light of the nature, extent and quality of the services provided, the profits realized by the Adviser and its affiliated companies, taken as a whole, with respect to providing advisory, sub-advisory and administrative services for each Fund are reasonable.

55

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Economies of Scale

In considering the reasonableness of the management fee of each Fund, the Board considered the extent to which economies of scale can be expected to be realized by a Fund’s Adviser and its affiliated companies, on the one hand, and by the Fund, on the other hand, as the assets of the Fund increase. The Board noted that the advisory fee schedule for certain Funds includes breakpoints such that, as the assets of the Fund increase, the Fund’s management fee will decrease as a percentage of the Fund’s total assets. The Board recognized the inherent difficulties in measuring precisely the impact of any economies of scale being realized by the Adviser and its affiliated companies with respect to their management of any one or more Funds. In an effort to determine the extent to which economies of scale, if any, will be realized by the Adviser and its affiliated companies as the assets of the Funds grow, the Board considered the profitability data described above relating to the Adviser and its affiliated companies in light of changes in the assets of the Funds over various time periods. The Board noted that the total assets under management of many Funds have decreased during the past several years and concluded that the economies of scale realized by the Adviser and its affiliated companies from managing the Funds have not increased with respect to such Funds. The Board also reviewed information regarding the expense ratio of each Fund in light of changes in the assets of the Funds over various time periods, noting that, as the assets of a Fund increase, the fixed expenses of the Fund, as a percentage of the total assets of the Fund, can be expected to decrease. The Board considered such expense information in light of projections provided by the Adviser with respect to the future growth of assets of the Funds. Based upon the foregoing, the Board concluded that the economies of scale being realized by the Adviser and its affiliated companies do not mandate the implementation of breakpoints or additional breakpoints, as the case may be, with respect to any Fund at this time.

Fund-by-Fund Analysis

In deciding to approve the continuation of each Advisory and Sub-Advisory Agreement for an additional one-year period beginning January 1, 2009, the Board took into account the specific data and factors identified below relating to the performance, fees and expenses of each Covered Fund and actions being taken by the Adviser or Sub-Adviser, as the case may be, with respect to these matters. Except as otherwise indicated, the performance data described below for each Covered Fund is for periods ended September 30, 2008 and the management fees and expense data described below are as of June 30, 2008.

ING Index Plus LargeCap Fund

In evaluating the investment performance of ING Index Plus LargeCap Fund, the Board noted that: (1) the Fund outperformed its Morningstar category median for the most recent calendar quarter but underperformed for the year-to-date, one-year, three-year and five-year periods; (2) the Fund outperformed its benchmark index for the most recent calendar quarter but underperformed for the year-to-date, one-year, three-year and five-year periods; and (3) the Fund is ranked in its Morningstar category in the second quintile for the most recent calendar quarter and in the fourth quintile for the year-to-date, one-year, three-year and five-year periods. The Board noted that in 2008 the Sub-adviser implemented a quantitative based model for selecting stocks based on dynamic factor weightings. The Board concluded that appropriate actions are being taken to improve performance and that additional time is needed to evaluate the effectiveness of these actions.

In assessing the reasonableness of the management fee and expense ratio for ING Index Plus LargeCap Fund, the Board noted that the management fee for the Fund is below the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Fund is also below the median and average expense ratios of the funds in its Selected Peer Group.

ING Index Plus MidCap Fund

In evaluating the investment performance of ING Index Plus MidCap Fund, the Board noted that: (1) the Fund outperformed its Morningstar category median for the year-to-date and one-year periods but underperformed for the most recent calendar quarter, three-year and five-year periods; (2) the Fund underperformed its benchmark index for all periods presented; and (3) the Fund is ranked in its Morningstar category in the third quintile for all periods presented. The Board noted that in 2008 the Sub-adviser implemented a quantitative based model for selecting stocks based on dynamic factor weightings. The Board concluded that appropriate actions are being taken to improve performance and that additional time is needed to evaluate the effectiveness of these actions.

In assessing the reasonableness of the management fee and expense ratio for ING Index Plus MidCap Fund, the Board noted that the management fee for the Fund is

56

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

below the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Fund is also below the median and average expense ratios of the funds in its Selected Peer Group.

ING Index Plus SmallCap Fund

In evaluating the investment performance of ING Index Plus SmallCap Fund, the Board noted that: (1) the Fund outperformed its Morningstar category median for the most recent calendar quarter, year-to-date and one-year periods but underperformed for the three-year and five-year periods; (2) the Fund underperformed its benchmark index for all periods presented; and (3) the Fund is ranked in its Morningstar category in the second quintile for the most recent calendar quarter and year-to-date periods, in the third quintile for the one-year period and in the fourth quintile for the three-year and five-year periods. The Board noted that in 2008 the Sub-adviser implemented a quantitative based model for selecting stocks based on dynamic factor weightings. The Board concluded that appropriate actions are being taken to improve performance and that additional time is needed to evaluate the effectiveness of these actions.

In assessing the reasonableness of the management fee and expense ratio for ING Index Plus SmallCap Fund, the Board noted that the management fee for the Fund is below the median and average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Fund is also below the median and average expense ratios of the funds in its Selected Peer Group.

57

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund’s prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds

ING Balanced Fund

ING Growth and Income Fund

ING Real Estate Fund

Domestic Equity Funds-of-Funds

ING Strategic Allocation Conservative Fund

ING Strategic Allocation Growth Fund

ING Strategic Allocation Moderate Fund

Domestic Equity Growth Funds

ING Corporate Leaders 100 Fund

ING Equity Dividend Fund

ING Growth Opportunities Fund

ING MidCap Opportunities Fund

ING Opportunistic LargeCap Fund

ING Small Company Fund

ING SmallCap Opportunities Fund

ING Tactical Asset Allocation Fund

Domestic Equity Index Funds

ING Index Plus LargeCap Equity Fund VIII

ING Index Plus LargeCap Equity Fund IX

ING Index Plus LargeCap Fund

ING Index Plus MidCap Fund

ING Index Plus SmallCap Fund

Domestic Equity Value Funds

ING SmallCap Value Multi-Manager Fund

ING Value Choice Fund

Fixed-Income Funds

ING GNMA Income Fund

ING High Yield Bond Fund

ING Intermediate Bond Fund

Global Equity Funds

ING Global Equity Dividend Fund

ING Global Natural Resources Fund

ING Global Real Estate Fund

ING Global Value Choice Fund

International Equity Funds

ING Alternative Beta Fund

ING Asia-Pacific Real Estate Fund

ING Disciplined International SmallCap Fund

ING Emerging Countries Fund

ING European Real Estate Fund

ING Foreign Fund

ING Greater China Fund

ING Index Plus International Equity Fund

ING International Capital Appreciation Fund

ING International Equity Dividend Fund

ING International Growth Opportunities Fund

ING International Real Estate Fund

ING International SmallCap Multi-Manager Fund

ING International Value Fund

ING International Value Choice Fund

ING Russia Fund

Global and International Fixed-Income Funds

ING Emerging Markets Fixed Income Fund

ING Global Bond Fund

International Funds-of-Funds

ING Diversified International Fund

ING Global Target Payment Fund

Loan Participation Fund

ING Senior Income Fund

Money Market Funds*

ING Classic Money Market Fund

ING Money Market Fund

*	An investment in a fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds. Please see SEC filings for more information on the funds’ participation in the U.S. Treasury Department’s Temporary Guarantee Program for money market funds.

Investment Adviser

ING Investments, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

Independent Registered Public Accounting Firm

KPMG LLP

99 High Street

Boston, Massachusetts 02110

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Goodwin Procter LLP

Exchange Place

53 State Street

Boston, Massachusetts 02109

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale within their firm. Not all funds are available for sale at all firms.

PRAR-ADEABCIOR	(0509-072809)

Annual Report

May 31, 2009

Classes A, B, C, I and O

Strategic Allocation Funds-of-Funds

■	ING Strategic Allocation Conservative Fund

■	ING Strategic Allocation Growth Fund

■	ING Strategic Allocation Moderate Fund

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

M U T U A L F U N D S

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You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Funds by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Dear Shareholder:

As we look ahead, there is an increasing sense that the outlook for the world economy and financial markets is improving. In our opinion, it is looking as if the United States could climb out of recession by the end of 2009, though the domestic economy is likely to remain weak and unemployment could still increase. Still, we may have more room for optimism.

Investors, at least, seem to have grown more optimistic about the prospects for economic recovery: the stock market rally that began in March is continuing, albeit if at a slower pace than earlier. What can we discern about mutual fund investors?

Results from several recent studies of retirement savers indicate that these fund investors have kept up their contributions despite the turmoil in the financial markets.1 A significant number of investors shifted their allocations, however, seeking to lower portfolio volatility by reducing their exposure to equities and increasing their exposure to stable value funds. The same behavior appears to be true across the broader mutual fund investor base as substantial monies flowed to fixed income products and money market products during the first five months of this year.

That reaction, though understandable, may not have been the best move for savers’ long-term interests. Becoming too defensive can be costly in the long run. It is important to keep in mind that saving for retirement or other purposes is a long-term endeavor. We believe an appropriately constructed investment plan that you can adhere to steadily over time stands the greatest chance of achieving your goals.

Some of those investors who opted for lower equity exposure may decide to move back into equities gradually. Before making any change in your savings program or portfolio, we urge you to discuss it thoroughly with your financial advisor.

Thank you for your continued confidence in ING. We look forward to serving your investment needs in the future.

Sincerely,

Shaun P. Mathews,

President and Chief Executive Officer

ING Funds

June 26, 2009

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

[1]	Source: 401(k) Investors Ignored Market Turmoil, Studies Show, Ignites, June 15, 2009. Online at
http://www.ignites.com/articles/20090615/investors_ignored_market_turmoil_studies_show.

1

MARKET PERSPECTIVE:  YEAR ENDED MAY 31, 2009

In our semi-annual report, we described a financial world staring into the abyss of credit market collapse. Matters would get worse before they got better. Global equities in the form of the MSCI World® Index(1) measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below), had plunged 36.10% to the end of November. The MSCI World Index(1) continued to slide and by March 9, 2009, it dropped another 21.00%, plumbing levels not seen since late 2002. From there markets recovered, fitfully but strongly, and squeezed out a gain of 5.90% for the second half-year, shaving the loss for the fiscal year ended May 31, 2009 to 32.30%. (The MSCI World® Index dropped 34.83% for the fiscal year ended May 31, 2009, measured in U.S. dollars). In currencies, the dollar fell 10.30% against the euro and 5.00% against the pound in the second six months, reducing dollar gains for the fiscal year ended May 31, 2009 to, respectively, 9.70% and 22.00%. Against the yen, the dollar lost 9.60% for the fiscal year ended May 31, 2009, all but 0.20% of this in the first half of the fiscal year.

The global credit crisis had worsened after the U.S. government, by then the judge, jury and executioner for financial institutions in trouble, allowed Lehman Brothers no reprieve from bankruptcy. Lending all but seized up. Investors dumped risky asset classes to buy U.S. Treasuries or repay debt.

The policy response was huge but initially muddled. The Troubled Assets Relief Program (“TARP”), with a budget of $700 billion, was originally intended to relieve banks’ balance sheets of enormous volumes of distressed loans and toxic assets. Instead most of the money was used to recapitalize the banks.

Other government-sponsored programs provided practical help, like support for the commercial paper market and a guarantee facility for money market funds. The announced intention to buy vast quantities of agency mortgage-backed bonds and debentures drove 30-year mortgage rates below 5.00% to record low levels. The newly-elected U.S. president promised a $1 trillion stimulus package. And in December, the Federal Open Market Committee (“FOMC”) reduced interest rates to between 0% and 0.25%.

But credit conditions remained conspicuously tight and the real economy was still in trouble.

Unemployment reached 8.90% in April, the highest since 1983. In the first quarter of 2009, 9.12% of mortgages were in delinquency as house prices sank nearly 19.00% year-over-year according to the

Standard & Poor’s (“S&P”)/Case-Shiller National U.S. Home Price Index(2) for 20 major metropolitan areas. Inflation recorded its first annual decline since 1955. Gross Domestic Product (“GDP”) fell at an annualized rate of 5.70% in the first quarter of 2009, after falling 6.30% in the previous quarter, the worst performance since 1982.

Yet by early March, some of the news was getting less bad and before long, the term “green shoots” seemed to be on the lips of almost every financial commentator. Durable goods orders, consumer confidence and at last, new home sales and single family housing starts unexpectedly picked up from still poor levels. Some hard details were announced about a new Public-Private Investment Program to buy up banks’ distressed securities: many people think it might work. And some banks even reported first quarter headline profits, although the footnotes and fine print were less impressive. Still, news usually has to get less bad before it becomes good and these tentative signs of hope were enough to inspire a partial return to favor for risky asset classes, at least through May.

U.S. fixed income markets had a tumultuous six months, reflecting the appetite for risk. The Barclays Capital U.S. Aggregate Bond Index(3) of investment grade bonds returned 5.36% for the fiscal year ended May 31, 2009, 5.10% of it after November. High yield bonds, represented by the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index(4) gained 36.14% after November, but lost 7.06% for the fiscal year ended May 31, 2009. The yield on the ten-year U.S. Treasury Note started the fiscal year at 3.76%, fell by the end of 2008 to 2.24%, the lowest since 1954, but recovered to 3.46% by the end of the fiscal year ended May 31, 2009.

U.S. equities, represented by the S&P 500® Composite Stock Price (“S&P 500®”) Index(5) including dividends, edged ahead 4.10% in the six months through May 2009, which did little to cushion a 32.60% fall for the fiscal year ended May 31, 2009. The first quarter of 2009 marked the seventh straight quarter of declining profits from one year earlier for S&P 500® companies. As with stock markets generally, March 9, 2009 was the low point, when the index closed at September 1996 levels. From there it recovered 36.60%, with the financials sub-index soaring 97.30%.

International markets also took heart after March 9, 2009, as lower interest rates, government stimulus and a smattering of not-so-bad economic reports led many to feel that the worst of the crisis was over. The MSCI Japan® Index(6) added 9.30% for the six months

2

MARKET PERSPECTIVE:  YEAR ENDED MAY 31, 2009

through May, but fell 36.30% for the fiscal year ended May 31, 2009. GDP in the first quarter of 2009 was 4.00% less than in the previous quarter, as exports halved in value year-over-year. Nevertheless, sentiment was supported by the scale of China’s $586 billion stimulus package. The MSCI Europe ex UK® Index(7) rose 4.40%, (down 34.10% for the fiscal year ended May 31, 2009). First quarter Eurozone GDP fell 4.60% from the previous year, depressed also by slumping exports, especially for Germany, the world’s biggest exporter. After a slow start, the European Central Bank ultimately cut interest rates back to 1.00%. The MSCI UK® Index(8) gained 5.80% (down 23.50% for the fiscal year ended May 31, 2009). The effects of a bigger housing bubble than in the U.S. and deeper personal indebtedness pushed first quarter GDP down 4.10% from first quarter 2008, prompting the Bank of England to reduce interest rates to 0.50% and introduce quantitative easing. Yet retail sales held up fairly well and house prices were starting to firm as our fiscal year ended.

(1)  The MSCI World® Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2)  The S&P/Case-Shiller National U.S. Home Price Index tracks the value of single-family housing within the United States. The index is a composite of single-family home price indices for the nine U.S. Census divisions and is calculated quarterly.

(3)  The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(4)  The Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index is an unmanaged index that measures the performance of non-investment grade fixed-income securities.

(5)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(6)  The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(7)  The MSCI Europe ex UK® Index is a free float adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(8)  The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

Parentheses denote a negative number.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

3

ING STRATEGIC ALLOCATION CONSERVATIVE FUND	PORTFOLIO MANAGERS’ REPORT

ING Strategic Allocation Conservative Fund (the “Fund”) seeks to provide total return (i.e., income and capital growth both realized and unrealized) consistent with preservation of capital. The Fund is managed by Paul Zemsky and Heather Hackett*, Portfolio Managers, of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended May 31, 2009, the Fund’s Class A shares, excluding sales charges, provided a total return of (20.93)% compared to the Barclays Capital U.S. Aggregate Bond Index(1) and the Strategic Allocation Conservative Composite Index(2), which returned 5.36% and (14.91)%, respectively, during the same period.

Portfolio Specifics: The Fund remained at strategic allocation weights and thus allocation results were flat. Security selection within the asset classes acted as a drag on the performance of the Fund.

The domestic equity portion of the Fund underperformed its sub-benchmark, the Russell 3000 Index. On a relative basis, larger-cap and smaller-cap stocks contributed to performance. Real estate was the largest detractor, as the U.S. residential housing crisis had a significant impact on real estate values. International and mid-cap stocks also lagged the Russell 3000 Index. Bonds and cash were the only two asset classes demonstrating positive absolute returns.

Many of the underlying funds underperformed their individual benchmarks. The largest relative performance drag against the Composite Index was the fixed income portion of the portfolio. The fixed income portion of the Fund underperformed its sub-benchmark, the Barclays Capital U.S. Aggregate Bond Index. Weakness in bank bonds — due to worries about the health of the financial system and the results of the government’s stress tests — caused ING Intermediate Bond Fund’s underperformance. Concerns over loan modifications and loan forgiveness legislation hurt its allocation to non-agency mortgages. ING Tactical Asset Allocation Fund returned less than the S&P 500® Index as country selection was a noteworthy detractor. More specifically, long exposure to equities in the Netherlands and Spain and short exposure in UK bonds acted as a drag. Average short exposure to German, French and Japanese equity showed positive performance. Performance improved steadily towards the end of the period due to a recalibration of the model. However, while our overall factor exposure particularly valuation was positive on average, momentum and macroeconomic factors were detractors. ING Index Plus Mid Cap Fund and ING Index Plus Small Cap Fund underperformed their respective sub-benchmarks, the S&P Midcap and S&P Small Cap indices, for the fiscal year. The sector positioning detracted value due to an underweight of the relatively defensive utilities sectors. The blend of valuation, quality and market recognition factors lost value, with adverse results in the industrial sector.

Conversely, ING Index Plus LargeCap Fund modestly outperformed for the review period, with its benchmark, the S&P 500® Index. The stock ranking models proved especially effective in the energy, financials and consumer staples sectors. ING Real Estate Fund held up well compared to the MSCI U.S. REIT Index as its real estate exposure continued to have a bias toward high-quality companies that possess stable earnings, solid balance sheets and experienced management teams. ING International Index Plus Fund outperformed its benchmark, the MSCI Europe Australasia and Far East® (“MSCI EAFE®”) Index. Modest levels of cash proved beneficial in a strongly contracting international market, while stock selection in Europe and in the consumer staples, materials and energy sectors added value.

Current Strategy and Outlook: We believe that revisions to economic forecasts and earnings estimates will begin to stabilize. Recent data suggest that the consensus remains too pessimistic about the prospects for U.S. economic recovery. Smaller than forecast job losses in May and positive revisions to previous months’ job data suggest that job losses are moderating, despite fears of much larger payroll declines. Initial unemployment claims, while still quite high, also continue to decline from their March peak. The resolution of the Chrysler bankruptcy opens the way for production to restart and, in our opinion, is an encouraging sign for GM’s restructuring. The Fund is actively managed and may deviate from its strategic weights.

*	Effective January 13, 2009, Brian Gendreau, James B. Kauffman and Omar Aguilar are no longer portfolio managers of the Fund. Ms. Heather Hackett has been added as a portfolio manager of the Fund.
(1)

Formerly known as the Lehman Brothers Aggregate Bond Index. As of October 31, 2008, all Lehman Brothers indices were renamed: the words “Lehman Brothers” changed to “Barclay’s Capital.” The Barclays Capital Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued, fixed-rate U.S. government, investment grade, mortgage-backed and corporate debt securities.

(2)

The Strategic Allocation Conservative Composite Index is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. See page 10 for additional information.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

4

PORTFOLIO MANAGERS’ REPORT	ING STRATEGIC ALLOCATION CONSERVATIVE FUND

Average Annual Total Returns for the Periods Ended May 31, 2009
	1 Year	5 Year	10 Year	Since Inception of Class O November 15, 2006
Including Sales Charge:
Class A(1)	(25.49)%	(1.71)%	0.39%	—
Class B(2)	(25.18)%	(1.60)%	0.23%	—
Class C(3)	(22.18)%	(1.27)%	0.24%	—
Class I	(20.68)%	(0.29)%	1.25%	—
Class O	(20.85)%	—	—	(7.28)%
Excluding Sales Charge:
Class A	(20.93)%	(0.55)%	0.98%	—
Class B	(21.53)%	(1.29)%	0.23%	—
Class C	(21.45)%	(1.27)%	0.24%	—
Class I	(20.68)%	(0.29)%	1.25%	—
Class O	(20.85)%	—	—	(7.28)%
Barclays Capital U.S. Aggregate Bond Index(4)	5.36%	5.01%	5.88%	5.16	%(6)
Strategic Allocation Conservative Composite Index(5)	(14.91)%	1.66%	3.17%	(3.07	)%(6)

Based on a $250,000 initial investment, the graph and table above illustrate the total return of ING Strategic Allocation Conservative Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.
(4)	The Barclays Capital U.S. Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued fixed rate U.S. government, investment grade, mortgaged-backed and corporate debt securities.
(5)

The Strategic Allocation Conservative Composite Index is comprised of the asset class indices that correspond to the particular asset classes in which the Portfolio invests and their benchmark weightings. See page 10 for additional information.

(6)	Since inception performance for the indices is shown from November 1, 2006.

Effective April 7, 2008, the Fund was converted from a mutual fund, which invested directly in securities, to a fund-of-funds, which invests in other mutual funds.

5

ING STRATEGIC ALLOCATION GROWTH FUND	PORTFOLIO MANAGERS’ REPORT

ING Strategic Allocation Growth Fund (the “Fund”) seeks to provide capital appreciation. The Fund is managed by Paul Zemsky and Heather Hackett*, Portfolio Managers, of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended May 31, 2009, the Fund’s Class A shares, excluding sales charges, provided a total return of (31.47)% compared to the Russell 3000® Index(1) and the Strategic Allocation Growth Composite Index(2), which returned (32.85)% and (29.24)%, respectively, during the same period.

Portfolio Specifics: The Fund remained at strategic allocation weights and thus allocation results were flat. Security selection within the asset classes acted as a drag on the performance of the Fund.

The domestic equity portion of the Fund underperformed its sub-benchmark, the Russell 3000 Index. On a relative basis, larger-cap and smaller-cap stocks contributed to performance. Real estate was the largest detractor, as the U.S. residential housing crisis had a significant impact on real estate values. International and mid-cap stocks also lagged the Russell 3000 Index. Bonds and cash were the only two asset classes demonstrating positive absolute returns.

Many of the underlying funds underperformed their individual benchmarks. The largest relative performance drag against the Composite Index was the fixed income portion of the portfolio. The fixed income portion of the Fund underperformed its sub-benchmark, the Barclays Capital U.S. Aggregate Bond Index. Weakness in bank bonds — due to worries about the health of the financial system and the results of the government’s stress tests — caused ING Intermediate Bond Fund’s underperformance. Concerns over loan modifications and loan forgiveness legislation hurt its allocation to non-agency mortgages. ING Tactical Asset Allocation Fund returned less than the S&P 500® Index as country selection was a noteworthy detractor. More specifically, long exposure to equities in the Netherlands and Spain and short exposure in UK bonds acted as a drag. Average short exposure to German, French and Japanese equity showed positive performance. Performance improved steadily towards the end of the period due to a recalibration of the model. However, while our overall factor exposure particularly valuation was positive on average, momentum and macroeconomic factors were detractors. ING Index Plus Mid Cap Fund and ING Index Plus Small Cap Fund underperformed their respective sub-benchmarks, the S&P Midcap and S&P Small Cap indices, for the fiscal year. The sector positioning detracted value due to an underweight of the relatively defensive utilities sectors. The blend of valuation, quality and market recognition factors lost value, with adverse results in the industrials sector.

Conversely, ING Index Plus LargeCap Fund modestly outperformed for the review period, with its benchmark, the S&P 500® Index. The stock ranking models proved especially effective in the energy, financials and consumer staples sectors. ING Real Estate Fund held up well compared to the MSCI U.S. REIT Index as its real estate exposure continued to have a bias toward high-quality companies that possess stable earnings, solid balance sheets and experienced management teams. ING International Index Plus Fund outperformed its benchmark, the MSCI Europe Australasia and Far East® (“MSCI EAFE®”) Index. Modest levels of cash proved beneficial in a strongly contracting international market, while stock selection in Europe and in the consumer staples, materials and energy sectors added value.

Current Strategy and Outlook: We believe that revisions to economic forecasts and earnings estimates will begin to stabilize. Recent data suggest that the consensus remains too pessimistic about the prospects for U.S. economic recovery. Smaller than forecast job losses in May and positive revisions to previous months’ job data suggest that job losses are moderating, despite fears of much larger payroll declines. Initial unemployment claims, while still quite high, also continue to decline from their March peak. The resolution of the Chrysler bankruptcy opens the way for production to restart and, in our opinion, is an encouraging sign for GM’s restructuring. The Fund is actively managed and may deviate from its strategic weights.

*	Effective January 13, 2009, Brian Gendreau, James B. Kauffman and Omar Aguilar are no longer portfolio managers of the Fund. Ms. Heather Hackett has been added as a portfolio manager of the Fund.
(1)	The Russell 3000® Index is an unmanaged index that measures performance of the 3,000 largest U.S. companies based on total market capitalization.
(2)

The Strategic Allocation Growth Composite Index is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. See page 10 for additional information.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

6

PORTFOLIO MANAGERS’ REPORT	ING STRATEGIC ALLOCATION GROWTH FUND

Average Annual Total Returns for the Periods Ended May 31, 2009
	1 Year	5 Year	10 Year	Since Inception of Class O November 15, 2006
Including Sales Charge:
Class A(1)	(35.43)%	(3.12)%	(1.68)%	—
Class B(2)	(35.05)%	(3.00)%	(1.83)%	—
Class C(3)	(32.54)%	(2.69)%	(1.83)%	—
Class I	(31.29)%	(1.74)%	(0.86)%	—
Class O	(31.39)%	—	—	(13.02)%
Excluding Sales Charge:
Class A	(31.47)%	(1.97)%	(1.10)%	—
Class B	(32.00)%	(2.71)%	(1.83)%	—
Class C	(31.93)%	(2.69)%	(1.83)%	—
Class I	(31.29)%	(1.74)%	(0.86)%	—
Class O	(31.39)%	—	—	(13.02)%
Russell 3000® Index(4)	(32.85)%	(1.52)%	(1.00)%	(13.66	)%(6)
Strategic Allocation Growth Composite Index(5)	(29.24)%	(0.20)%	1.45%	(9.90	)%(6)

Based on a $250,000 initial investment, the graph and table above illustrate the total return of ING Strategic Allocation Growth Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.
(3)	Reflects deduction of the Class C deferred charge of 1% for the 1 year return.
(4)	The Russell 3000® Index is an unmanaged index that measures the performance of 3000 U.S. companies based on total market capitalization.
(5)

The Strategic Allocation Growth Composite Index is comprised of the asset class indices that correspond to the particular asset classes in which the Portfolio invests and their benchmark weightings. See page 10 for additional information.

(6)	Since inception performance for the indices is shown from November 1, 2006.

Effective April 7, 2008, the Fund was converted from a mutual fund, which invested directly in securities, to a fund-of-funds, which invests in other mutual funds.

7

ING STRATEGIC ALLOCATION MODERATE FUND	PORTFOLIO MANAGERS’ REPORT

ING Strategic Allocation Moderate Fund (the “Fund”) seeks to provide total return (i.e., income and capital appreciation, both realized and unrealized). The Fund is managed by Paul Zemsky and Heather Hackett*, Portfolio Managers, of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended May 31, 2009, the Fund’s Class A shares, excluding sales charges, provided a total return of (26.37)% compared to the Russell 3000® Index(1) and the Strategic Allocation Moderate Composite Index(2), which returned (32.85)% and (22.25)%, respectively, during the same period.

Portfolio Specifics: The Fund remained at strategic allocation weights and thus allocation results were flat. Security selection within the asset classes acted as a drag on the performance of the Fund.

The domestic equity portion of the Fund underperformed its sub-benchmark, the Russell 3000 Index. On a relative basis, larger-cap and smaller-cap stocks contributed to performance. Real estate was the largest detractor, as the U.S. residential housing crisis had a significant impact on real estate values. International and mid-cap stocks also lagged the Russell 3000 Index. Bonds and cash were the only two asset classes demonstrating positive absolute returns.

Many of the underlying funds underperformed their individual benchmarks. The largest relative performance drag against the Composite Index was the fixed income portion of the portfolio. The fixed income portion of the Fund underperformed its sub-benchmark, the Barclays Capital U.S. Aggregate Bond Index. Weakness in bank bonds — due to worries about the health of the financial system and the results of the government’s stress tests — caused ING Intermediate Bond Fund’s underperformance. Concerns over loan modifications and loan forgiveness legislation hurt its allocation to non-agency mortgages. ING Tactical Asset Allocation Fund returned less than the S&P 500® Index as country selection was a noteworthy detractor. More specifically, long exposure to equities in the Netherlands and Spain and short exposure in UK bonds acted as a drag. Average short exposure to German, French and Japanese equity showed positive performance. Performance improved steadily towards the end of the period due to a recalibration of the model. However, while our overall factor exposure particularly valuation was positive on average, momentum and macroeconomic factors were detractors. ING Index Plus Mid Cap Fund and ING Index Plus Small Cap Fund underperformed their respective sub-benchmarks, the S&P Midcap and S&P Small Cap indices, for the fiscal year. The sector positioning detracted value due to an underweight of the relatively defensive utilities sectors. The blend of valuation, quality and market recognition factors lost value, with adverse results in the industrials sector.

Conversely, ING Index Plus LargeCap Fund modestly outperformed for the review period, with its benchmark, the S&P 500® Index. The stock ranking models proved especially effective in the energy, financials and consumer staples sectors. ING Real Estate Fund held up well compared to the MSCI U.S. REIT Index as its real estate exposure continued to have a bias toward high-quality companies that possess stable earnings, solid balance sheets and experienced management teams. ING International Index Plus Fund outperformed its benchmark, the MSCI Europe Australasia and Far East® (“MSCI EAFE®”) Index. Modest levels of cash proved beneficial in a strongly contracting international market, while stock selection in Europe and in the consumer staples, materials and energy sectors added value.

Current Strategy and Outlook: We believe that revisions to economic forecasts and earnings estimates will begin to stabilize. Recent data suggest that the consensus remains too pessimistic about the prospects for U.S. economic recovery. Smaller than forecast job losses in May and positive revisions to previous months’ job data suggest that job losses are moderating, despite fears of much larger payroll declines. Initial unemployment claims, while still quite high, also continue to decline from their March peak. The resolution of the Chrysler bankruptcy opens the way for production to restart and, in our opinion, is an encouraging sign for GM’s restructuring.

*	Effective January 13, 2009, Brian Gendreau, James B. Kauffman and Omar Aguilar are no longer portfolio managers of the Fund. Ms. Heather Hackett has been added as a portfolio manager of the Fund.
(1)	The Russell 3000® Index is an unmanaged index that measures performance of the 3,000 largest U.S. companies based on total market capitalization.
(2)

The Strategic Allocation Moderate Composite Index is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. See page 10 for additional information.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

8

PORTFOLIO MANAGERS’ REPORT	ING STRATEGIC ALLOCATION MODERATE FUND

Average Annual Total Returns for the Periods Ended May 31, 2009
	1 Year	5 Year	10 Year	Since Inception of Class O November 15, 2006
Including Sales Charge:
Class A(1)	(30.60)%	(2.44)%	(0.81)%	—
Class B(2)	(30.28)%	(2.36)%	(0.98)%	—
Class C(3)	(27.63)%	(2.03)%	(0.97)%	—
Class I	(26.66)%	(1.17)%	(0.03)%	—
Class O	(26.37)%	—	—	(10.37)%
Excluding Sales Charge:
Class A	(26.37)%	(1.27)%	(0.22)%	—
Class B	(27.03)%	(2.07)%	(0.98)%	—
Class C	(26.98)%	(2.03)%	(0.97)%	—
Class I	(26.66)%	(1.17)%	(0.03)%	—
Class O	(26.37)%	—	—	(10.37)%
Russell 3000® Index(4)	(32.85)%	(1.52)%	(1.00)%	(13.66	)%(6)
Strategic Allocation Moderate Composite Index(5)	(22.25)%	0.80%	2.46%	(6.56	)%(6)

Based on a $250,000 initial investment, the graph and table above illustrate the total return of ING Strategic Allocation Moderate Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of any expenses or charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.
(4)	The Russell 3000® Index is an unmanaged index that measures the performance of 3000 U.S. companies based on total market capitalization.
(5)

The Strategic Allocation Moderate Composite Index is comprised of the asset class indices that correspond to the particular asset classes in which the Portfolio invests and their benchmark weightings. See page 10 for additional information.

(6)	Since inception performance for the indices is shown from November 1, 2006.

Effective April 7, 2008, the Fund was converted from a mutual fund, which invested directly in securities, to a fund-of-funds, which invests in other mutual funds.

9

ING STRATEGIC ALLOCATION FUNDS	PORTFOLIO MANAGERS’ REPORT

ING Strategic Allocation Conservative Fund, ING Strategic Allocation Growth Fund and ING Strategic Allocation Moderate Fund (collectively, the “Funds”) seek to achieve their individual investment objectives by investing in a combination of underlying funds according to each Fund’s target allocation. The Funds are managed by ING Investment Management Co. — the Sub-Adviser.

Portfolio Specifics: The Sub-Adviser uses the Strategic Allocation Conservative Composite, Strategic Allocation Growth Composite, and Strategic Allocation Moderate

Composite indices (each a “Composite Index” and collectively, “Composite Indices”) as benchmarks to which it compares the performance of ING Strategic Allocation Conservative Fund, ING Strategic Allocation Growth Fund and ING Strategic Allocation Moderate Fund, respectively. Each Composite Index is a blended index that is derived from the asset class comparative indices set out in the chart below. The chart shows the weightings for each asset class comparative index represented in each benchmark Composite Index, as a percentage of the Composite Index.

	Standard & Poor’s 500® Composite Stock Price Index(1)	Standard & Poor’s MidCap 400 Index(2)	Standard & Poor’s SmallCap 600 Index(3)	Morgan Stanley Capital International Europe, Australasia and Far East® Index(4)	Dow Jones Wilshire Real Estate Securities Index(5)	Barclays Capital Aggregate Bond Index(6)	30-Day U.S. T-Bill(7)
Strategic Allocation Conservative Composite	18%	3%	3%	11%	10%	50%	5%
Strategic Allocation Growth Composite	36%	9%	9%	25%	6%	13%	2%
Strategic Allocation Moderate Composite	27%	6%	6%	18%	8%	32%	3%

(1)	The Standard & Poor’s 500® Composite Stock Price Index (“S&P 500® Index”) is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the U.S.
(2)

The Standard & Poor’s MidCap 400 Index (“S&P MidCap 400 Index”) is a market capitalization-weighted index of 400 mid-capitalization stocks chosen for market size, liquidity, and industry group representation.

(3)	The Standard & Poor’s SmallCap 600 Index (“S&P SmallCap 600 Index”) is an unmanaged index that measures the performance of the small-size company segment of the U.S. market.
(4)

The Morgan Stanley Capital International Europe, Australasia and Far East® Index (“MSCI EAFE® Index”) is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East.

(5)	The Dow Jones Wilshire Real Estate Securities Index consists of REITs and real estate operating companies.
(6)

The Barclays Capital Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued fixed rate U.S. government, investment grade, mortgage-backed, asset backed and corporate debt securities.

(7)	The 30-Day U.S. T-Bill is a U.S. government issued short-term debt sold at a discount and then redeemed at maturity at the full face value.

The following table illustrates the asset allocation of each Fund to the underlying asset class allocation targets as of May 31, 2009.

Underlying Asset Allocation Targets(8)	ING Strategic Allocation Conservative Fund	ING Strategic Allocation Growth Fund	ING Strategic Allocation Moderate Fund
U.S. Large-Capitalization Stocks	18%	36%	27%
U.S. Mid-Capitalization Stocks	3%	9%	6%
U.S. Small-Capitalization Stocks	3%	9%	6%
Non-U.S./International Stocks	11%	25%	18%
Real Estate Stocks	10%	6%	8%
Fixed-Income Securities	50%	13%	32%
Cash	5%	2%	3%

	100%	100%	100%

(8)

Fund’s current approximate target investment allocations (expressed as a percentage of its net assets). As these are target allocations, the actual allocations of each Fund’s assets may deviate from the percentages shown. Although the Funds expect to be fully invested at all times, they may maintain liquidity reserves to meet redemption requests.

All indices are unmanaged.

An investor cannot invest directly in an index.

10

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2008 to May 31, 2009. The Funds’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value December 1, 2008	Ending Account Value May 31, 2009	Annualized Expense Ratio*	Expenses Paid During the Period Ended May 31, 2009**	Beginning Account Value December 1, 2008	Ending Account Value May 31, 2009	Annualized Expense Ratio*	Expenses Paid During the Period Ended May 31, 2009**
ING Strategic Allocation Conservative Fund
Class A	$1,000.00	$1,047.00	0.62%	$3.16	$1,000.00	$1,021.84	0.62%	$3.13
Class B	1,000.00	1,043.50	1.37	6.98	1,000.00	1,018.10	1.37	6.89
Class C	1,000.00	1,044.20	1.37	6.98	1,000.00	1,018.10	1.37	6.89
Class I	1,000.00	1,050.00	0.37	1.89	1,000.00	1,023.09	0.37	1.87
Class O	1,000.00	1,049.10	0.62	3.17	1,000.00	1,021.84	0.62	3.13
ING Strategic Allocation Growth Fund
Class A	$1,000.00	$1,072.30	0.54%	$2.79	$1,000.00	$1,022.24	0.54%	$2.72
Class B	1,000.00	1,066.80	1.29	6.65	1,000.00	1,018.50	1.29	6.49
Class C	1,000.00	1,069.70	1.29	6.66	1,000.00	1,018.50	1.29	6.49
Class I	1,000.00	1,072.60	0.29	1.50	1,000.00	1,023.49	0.29	1.46
Class O	1,000.00	1,073.80	0.54	2.79	1,000.00	1,022.24	0.54	2.72

*	The annualized expense ratios do not include expenses of Underlying Funds.
**	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half year.

11

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value December 1, 2008	Ending Account Value May 31, 2009	Annualized Expense Ratio*	Expenses Paid During the Period Ended May 31, 2009**	Beginning Account Value December 1, 2008	Ending Account Value May 31, 2009	Annualized Expense Ratio*	Expenses Paid During the Period Ended May 31, 2009**
ING Strategic Allocation Moderate Fund
Class A	$1,000.00	$1,060.70	0.58%	$2.98	$1,000.00	$1,022.04	0.58%	$2.92
Class B	1,000.00	1,054.80	1.33	6.81	1,000.00	1,018.30	1.33	6.69
Class C	1,000.00	1,056.00	1.33	6.82	1,000.00	1,018.30	1.33	6.69
Class I	1,000.00	1,053.90	0.33	1.69	1,000.00	1,023.29	0.33	1.66
Class O	1,000.00	1,060.40	0.58	2.98	1,000.00	1,022.04	0.58	2.92

*	The annualized expense ratios do not include expenses of Underlying Funds.
**	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 to reflect the most recent fiscal half year.

12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors

ING Series Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING Strategic Allocation Conservative Fund, ING Strategic Allocation Growth Fund, and ING Strategic Allocation Moderate Fund, each a series of ING Series Funds, Inc., as of May 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2009, by correspondence with the transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned Funds as of May 31, 2009, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 29, 2009

13

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2009

	ING Strategic Allocation Conservative Fund	ING Strategic Allocation Growth Fund	ING Strategic Allocation Moderate Fund
ASSETS:
Investments in affiliated underlying funds*	21,500,843	40,894,872	41,311,675
Short-term investments in affiliated underlying funds**	1,067,725	766,255	1,188,643
Cash	852,907	1,692,635	1,353,843
Receivables:
Fund shares sold	34,190	29,628	15,286
Dividends and interest from affiliated underlying funds	44,469	29,612	61,881
Prepaid expenses	16,870	18,016	17,493

Total assets	23,517,004	43,431,018	43,948,821

LIABILITIES:
Payable for investments in affiliated underlying funds purchased	103,594	105,167	98,235
Payable for fund shares redeemed	867	59,310	16,834
Payable to affiliates	36,938	49,965	63,155
Payable for directors fees	2,000	3,183	3,184
Other accrued expenses and liabilities	52,798	98,175	99,335

Total liabilities	196,197	315,800	280,743

NET ASSETS	$23,320,807	$43,115,218	$43,668,078

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$31,787,937	$64,141,441	$65,376,707
Undistributed net investment income	75,606	—	34,795
Accumulated net realized loss on investments and foreign currency related transactions	(4,485,919)	(7,911,727)	(10,449,018)
Net unrealized depreciation on investments and foreign currency related transactions	(4,056,817)	(13,114,496)	(11,294,406)

NET ASSETS	$23,320,807	$43,115,218	$43,668,078

* Cost of investments in affiliated underlying funds	$25,557,771	$54,010,128	$52,608,063
** Cost of short-term investments in affiliated underlying funds	$1,067,725	$766,255	$1,188,643

See Accompanying Notes to Financial Statements

14

STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2009 (CONTINUED)

	ING Strategic Allocation Conservative Fund	ING Strategic Allocation Growth Fund	ING Strategic Allocation Moderate Fund
Class A:
Net assets	$11,867,453	$17,694,342	$23,534,421
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	1,631,716	2,583,398	3,252,587
Net asset value and redemption price per share	$7.27	$6.85	$7.24
Maximum offering price per share (5.75%)(1)	$7.71	$7.27	$7.68
Class B:
Net assets	$3,080,740	$6,226,545	$6,760,057
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	424,806	921,045	943,723
Net asset value and redemption price per share(2)	$7.25	$6.76	$7.16
Maximum offering price per share	$7.25	$6.76	$7.16
Class C:
Net assets	$2,333,745	$1,749,749	$1,496,842
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	320,324	258,265	206,165
Net asset value and redemption price per share(2)	$7.29	$6.78	$7.26
Maximum offering price per share	$7.29	$6.78	$7.26
Class I:
Net assets	$749,144	$1,573,985	$1,148,258
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	101,685	227,946	157,836
Net asset value and redemption price per share	$7.37	$6.91	$7.28
Maximum offering price per share	$7.37	$6.91	$7.28
Class O:
Net assets	$5,289,725	$15,870,597	$10,728,500
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	730,070	2,331,982	1,493,021
Net asset value and redemption price per share	$7.25	$6.81	$7.19
Maximum offering price per share	$7.25	$6.81	$7.19

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

15

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2009

	ING Strategic Allocation Conservative Fund	ING Strategic Allocation Growth Fund	ING Strategic Allocation Moderate Fund
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$993,174	$1,319,886	$1,731,119

Total investment income	993,174	1,319,886	1,731,119

EXPENSES:
Investment management fees	21,772	38,102	43,429
Distribution and service fees:
Class A	34,683	49,654	68,388
Class B	39,580	81,659	89,413
Class C	26,679	19,249	16,704
Class O	13,273	36,811	26,248
Transfer agent fees	52,826	112,745	80,729
Administrative service fees	21,505	37,907	43,087
Shareholder reporting expense	57,001	123,327	124,803
Registration fees	59,609	59,061	59,926
Professional fees	27,759	30,245	37,938
Custody and accounting expense	2,028	14,438	10,506
Directors fees	2,441	4,349	5,340
Miscellaneous expense	8,806	12,240	14,630
Interest expense	411	153	687

Total expenses	368,373	619,940	621,828
Net waived and reimbursed fees	(153,854)	(293,660)	(241,012)

Net expenses	214,519	326,280	380,816

Net investment income	778,655	993,606	1,350,303

REALIZED AND UNREALIZED GAIN (LOSS) ON AFFILIATED UNDERLYING FUNDS, CAPITAL GAIN DISTRIBUTIONS FROM AFFILIATED UNDERLYING FUNDS AND FOREIGN CURRENCY RELATED TRANSACTIONS
Net realized gain (loss) on:
Sale of affiliated underlying funds	(4,501,066)	(7,932,547)	(10,479,172)
Capital gain distributions from affiliated underlying funds	393,464	176,654	460,495
Foreign currency related transactions	(236)	(1,189)	(933)

Net realized loss on affiliated underlying funds, capital gain distributions from affiliated underlying funds and foreign currency related transactions	(4,107,838)	(7,757,082)	(10,019,610)

Net change in unrealized appreciation or depreciation on:
Affiliated underlying funds	(4,200,549)	(14,695,376)	(12,320,867)
Foreign currency related transactions	111	381	45

Net change in unrealized appreciation or depreciation on affiliated underlying funds and foreign currency related transactions	(4,200,438)	(14,694,995)	(12,320,822)

Net realized and unrealized loss on affiliated underlying funds, capital gain distributions from affiliated underlying funds and foreign currency related transactions	(8,308,276)	(22,452,077)	(22,340,432)

Decrease in net assets resulting from operations	$(7,529,621)	$(21,458,471)	$(20,990,129)

See Accompanying Notes to Financial Statements

16

—

STATEMENTS OF CHANGES IN NET ASSETS

	ING Strategic Allocation Conservative Fund		ING Strategic Allocation Growth Fund
	Year Ended May 31, 2009	Year Ended May 31, 2008	Year Ended May 31, 2009	Year Ended May 31, 2008
FROM OPERATIONS:
Net investment income	$778,655	$1,007,930	$993,606	$810,422
Net realized gain (loss) on sale of affiliated underlying funds, capital gain distributions from affiliated underlying funds and foreign currency related transactions	(4,107,838)	1,723,204	(7,757,082)	6,919,222
Net change in unrealized appreciation or depreciation on affiliated underlying funds and foreign currency related transactions	(4,200,438)	(3,269,917)	(14,694,995)	(14,666,962)

Decrease in net assets resulting from operations	(7,529,621)	(538,783)	(21,458,471)	(6,937,318)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(787,183)	(648,340)	(631,437)	(557,534)
Class B	(191,868)	(126,098)	(170,048)	(97,652)
Class C	(128,431)	(93,358)	(46,908)	(22,408)
Class I	(50,854)	(108,377)	(70,532)	(171,051)
Class O	(291,239)	(151,841)	(496,626)	(235,091)
Net realized gains:
Class A	(218,462)	(1,408,412)	(1,296,798)	(4,676,975)
Class B	(63,466)	(354,175)	(532,577)	(1,951,861)
Class C	(41,937)	(220,036)	(132,126)	(352,726)
Class I	(13,405)	(214,881)	(131,457)	(1,174,326)
Class O	(80,556)	(316,443)	(997,698)	(1,780,575)
Return of capital:
Class A	—	—	(25,386)	—
Class B	—	—	(10,425)	—
Class C	—	—	(2,586)	—
Class I	—	—	(2,573)	—
Class O	—	—	(19,531)	—

Total distributions	(1,867,401)	(3,641,961)	(4,566,708)	(11,020,199)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	9,327,301	20,773,473	15,524,753	26,121,282
Reinvestment of distributions	1,375,702	3,231,017	3,002,496	10,464,448

	10,703,003	24,004,490	18,527,249	36,585,730
Cost of shares redeemed	(16,289,313)	(20,658,010)	(22,323,140)	(45,696,674)

Net increase (decrease) in net assets resulting from capital share transactions	(5,586,310)	3,346,480	(3,795,891)	(9,110,944)

Net decrease in net assets	(14,983,332)	(834,264)	(29,821,070)	(27,068,461)

NET ASSETS:
Beginning of year	38,304,139	39,138,403	72,936,288	100,004,749

End of year	$23,320,807	$38,304,139	$43,115,218	$72,936,288

Undistributed net investment income at end of year	$75,606	$375,893	$—	$258,015

See Accompanying Notes to Financial Statements

17

STATEMENTS OF CHANGES IN NET ASSETS

	ING Strategic Allocation Moderate Fund
	Year Ended May 31, 2009	Year Ended May 31, 2008
FROM OPERATIONS:
Net investment income	$1,350,303	$1,513,113
Net realized gain (loss) on sale of affiliated underlying funds, capital gain distributions from affiliated underlying funds and foreign currency related transactions	(10,019,610)	6,704,307
Net change in unrealized appreciation or depreciation on affiliated underlying funds and foreign currency related transactions	(12,320,822)	(13,556,314)

Decrease in net assets resulting from operations	(20,990,129)	(5,338,894)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(1,318,730)	(1,035,012)
Class B	(328,429)	(189,883)
Class C	(64,973)	(29,788)
Class I	(86,696)	(252,924)
Class O	(513,072)	(222,807)
Net realized gains:
Class A	(1,573,732)	(5,014,843)
Class B	(506,183)	(1,570,503)
Class C	(96,207)	(227,797)
Class I	(96,858)	(1,064,616)
Class O	(605,822)	(1,005,324)

Total distributions	(5,190,702)	(10,613,497)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	16,916,627	26,099,791
Reinvestment of distributions	3,967,737	10,211,624

	20,884,364	36,311,415
Cost of shares redeemed	(32,281,247)	(45,624,120)

Net decrease in net assets resulting from capital share transactions	(11,396,883)	(9,312,705)

Net decrease in net assets	(37,577,714)	(25,265,096)

NET ASSETS:
Beginning of year	81,245,792	106,510,888

End of year	$43,668,078	$81,245,792

Undistributed net investment income at end of year	$34,795	$565,922

See Accompanying Notes to Financial Statements

18

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions from						Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net realized gains	Return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)(4)		Expenses net of all reductions/ additions(2)(3)(4)		Net investment income (loss)(2)(3)(4)		Net assets, end of year or period (000's)	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($)	(%)
ING Strategic Allocation Conservative Fund
Class A
05-31-09	9.97	0.27		(2.37)	(2.10)	0.47	0.13	—	0.60	7.27	(20.93)	1.20	0.62		0.62		3.07		11,867	40
05-31-08	11.10	0.31		(0.45)	(0.14)	0.31	0.68	—	0.99	9.97	(1.40)	1.62	1.06	†	1.06	†	2.74	†	19,306	523
05-31-07	10.49	0.31	•	0.88	1.19	0.31	0.27	—	0.58	11.10	11.55	1.47	1.15	†	1.15	†	2.89	†	24,216	326
05-31-06	10.65	0.25		0.15	0.40	0.22	0.34	—	0.56	10.49	3.82	1.38	1.15		1.15		2.28		30,763	364
05-31-05	10.07	0.21		0.57	0.78	0.20	—	—	0.20	10.65	7.77	1.37	1.15		1.15		1.90		32,698	327
Class B
05-31-09	9.92	0.20		(2.34)	(2.14)	0.40	0.13	—	0.53	7.25	(21.53)	1.95	1.37	†	1.37	†	2.39	†	3,081	40
05-31-08	11.06	0.20	•	(0.42)	(0.22)	0.24	0.68	—	0.92	9.92	(2.15)	2.37	1.81	†	1.81	†	1.94	†	5,529	523
05-31-07	10.47	0.22		0.88	1.10	0.24	0.27	—	0.51	11.06	10.69	2.22	1.90	†	1.90	†	2.16	†	5,224	326
05-31-06	10.65	0.17	•	0.16	0.33	0.17	0.34	—	0.51	10.47	3.13	2.13	1.90		1.90		1.60		4,694	364
05-31-05	10.10	0.10		0.59	0.69	0.14	—	—	0.14	10.65	6.89	2.12	1.90		1.90		1.18		2,457	327
Class C
05-31-09	9.97	0.20		(2.35)	(2.15)	0.40	0.13	—	0.53	7.29	(21.45)	1.95	1.37	†	1.37	†	2.34	†	2,334	40
05-31-08	11.16	0.20	•	(0.42)	(0.22)	0.29	0.68	—	0.97	9.97	(2.17)	2.37	1.81	†	1.81	†	1.89	†	3,370	523
05-31-07	10.57	0.24	•	0.88	1.12	0.26	0.27	—	0.53	11.16	10.73	2.22	1.90	†	1.90	†	2.18	†	1,516	326
05-31-06	10.74	0.18	•	0.14	0.32	0.15	0.34	—	0.49	10.57	3.04	2.13	1.90		1.90		1.63		1,002	364
05-31-05	10.12	0.12		0.58	0.70	0.08	—	—	0.08	10.74	6.96	2.12	1.90		1.90		1.14		480	327
Class I
05-31-09	10.10	0.27	•	(2.37)	(2.10)	0.50	0.13	—	0.63	7.37	(20.68)	0.95	0.37	†	0.37	†	3.18	†	749	40
05-31-08	11.24	0.32	•	(0.44)	(0.12)	0.34	0.68	—	1.02	10.10	(1.20)	1.37	0.81	†	0.81	†	2.97	†	3,264	523
05-31-07	10.62	0.34		0.89	1.23	0.34	0.27	—	0.61	11.24	11.79	1.22	0.90	†	0.90	†	3.05	†	4,719	326
05-31-06	10.77	0.27	•	0.17	0.44	0.25	0.34	—	0.59	10.62	4.13	1.13	0.90		0.90		2.52		8,609	364
05-31-05	10.18	0.24		0.57	0.81	0.22	—	—	0.22	10.77	8.05	1.12	0.90		0.90		2.15		10,308	327
Class O
05-31-09	9.94	0.29		(2.38)	(2.09)	0.47	0.13	—	0.60	7.25	(20.85)	1.20	0.62	†	0.62	†	3.04	†	5,290	40
05-31-08	11.08	0.27	•	(0.41)	(0.14)	0.32	0.68	—	1.00	9.94	(1.36)	1.62	1.06	†	1.06	†	2.63	†	6,835	523
11-15-06(5) - 05-31-07	11.08	0.19	•	0.42	0.61	0.34	0.27	—	0.61	11.08	5.69	1.47	1.15	†	1.15	†	3.19	†	3,465	326

See Accompanying Notes to Financial Statements

19

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions from						Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net realized gains	Return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)(4)		Expenses net of all reductions/ additions(2)(3)(4)		Net investment income (loss)(2)(3)(4)		Net assets, end of year or period (000's)	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($)	(%)
ING Strategic Allocation Growth Fund
Class A
05-31-09	11.25	0.20		(3.77)	(3.57)	0.27	0.55	0.01	0.83	6.85	(31.47)	1.16	0.54		0.54		2.25		17,694	29
05-31-08	13.85	0.16		(1.09)	(0.93)	0.18	1.49	—	1.67	11.25	(7.07)	1.50	1.15	†	1.15	†	1.10	†	29,438	336
05-31-07	12.36	0.16	•	2.05	2.21	0.17	0.55	—	0.72	13.85	18.35	1.33	1.25	†	1.25	†	1.27	†	50,315	219
05-31-06	11.43	0.13		0.90	1.03	0.10	—	—	0.10	12.36	9.04	1.28	1.25		1.25		1.11		58,010	242
05-31-05	10.48	0.11		0.95	1.06	0.11	—	—	0.11	11.43	10.17	1.39	1.25		1.25		1.03		52,992	224
Class B
05-31-09	11.06	0.14		(3.70)	(3.56)	0.18	0.55	0.01	0.74	6.76	(32.00)	1.91	1.29	†	1.29	†	1.50	†	6,227	29
05-31-08	13.64	0.05		(1.07)	(1.02)	0.07	1.49	—	1.56	11.06	(7.81)	2.25	1.90	†	1.90	†	0.34	†	13,280	336
05-31-07	12.20	0.06		2.02	2.08	0.09	0.55	—	0.64	13.64	17.46	2.08	2.00	†	2.00	†	0.53	†	19,620	219
05-31-06	11.31	0.05	•	0.89	0.94	0.05	—	—	0.05	12.20	8.29	2.03	2.00		2.00		0.45		16,745	242
05-31-05	10.40	0.02		0.95	0.97	0.06	—	—	0.06	11.31	9.29	2.14	2.00		2.00		0.31		7,985	224
Class C
05-31-09	11.11	0.13		(3.70)	(3.57)	0.20	0.55	0.01	0.76	6.78	(31.93)	1.91	1.29	†	1.29	†	1.61	†	1,750	29
05-31-08	13.71	0.04		(1.06)	(1.02)	0.09	1.49	—	1.58	11.11	(7.77)	2.25	1.90	†	1.90	†	0.34	†	2,707	336
05-31-07	12.27	0.07	•	2.03	2.10	0.11	0.55	—	0.66	13.71	17.52	2.08	2.00	†	2.00	†	0.57	†	3,038	219
05-31-06	11.38	0.05	•	0.88	0.93	0.04	—	—	0.04	12.27	8.22	2.03	2.00		2.00		0.40		1,569	242
05-31-05	10.45	0.02		0.95	0.97	0.04	—	—	0.04	11.38	9.29	2.14	2.00		2.00		0.29		935	224
Class I
05-31-09	11.35	0.17	•	(3.75)	(3.58)	0.30	0.55	0.01	0.86	6.91	(31.29)	0.91	0.29	†	0.29	†	2.00	†	1,574	29
05-31-08	13.97	0.17	•	(1.08)	(0.91)	0.22	1.49	—	1.71	11.35	(6.88)	1.25	0.90	†	0.90	†	1.33	†	8,794	336
05-31-07	12.46	0.19	•	2.08	2.27	0.21	0.55	—	0.76	13.97	18.67	1.08	1.00	†	1.00	†	1.47	†	16,647	219
05-31-06	11.52	0.16	•	0.91	1.07	0.13	—	—	0.13	12.46	9.31	1.03	1.00		1.00		1.34		22,489	242
05-31-05	10.57	0.15		0.94	1.09	0.14	—	—	0.14	11.52	10.37	1.14	1.00		1.00		1.27		20,998	224
Class O
05-31-09	11.19	0.20		(3.74)	(3.54)	0.28	0.55	0.01	0.84	6.81	(31.39)	1.16	0.54	†	0.54	†	2.29	†	15,871	29
05-31-08	13.81	0.13	•	(1.06)	(0.93)	0.20	1.49	—	1.69	11.19	(7.10)	1.50	1.15	†	1.15	†	1.05	†	18,717	336
11-15-06(5) - 05-31-07	13.29	0.12	•	1.16	1.28	0.21	0.55	—	0.76	13.81	10.04	1.33	1.25	†	1.25	†	1.73	†	10,384	219

See Accompanying Notes to Financial Statements

20

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions from						Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net realized gains	Return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)(4)		Expenses net of all reductions/ additions(2)(3)(4)		Net investment income (loss)(2)(3)(4)		Net assets, end of year or period (000's)	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)	$)	($)	($)	(%)	(%)	(%)		(%)		(%)		($)	(%)
ING Strategic Allocation Moderate Fund
Class A
05-31-09	11.15	0.26		(3.23)	(2.97)	0.43	0.51	—	0.94	7.24	(26.37)	1.03	0.58		0.58		2.69		23,534	39
05-31-08	13.21	0.24		(0.88)	(0.64)	0.24	1.18	—	1.42	11.15	(5.12)	1.40	1.11	†	1.11	†	1.73	†	39,598	394
05-31-07	11.99	0.22	•	1.63	1.85	0.22	0.41	—	0.63	13.21	15.79	1.34	1.20	†	1.20	†	1.81	†	63,329	246
05-31-06	11.44	0.18		0.53	0.71	0.16	—	—	0.16	11.99	6.27	1.29	1.20		1.20		1.56		67,701	290
05-31-05	10.63	0.15		0.81	0.96	0.15	—	—	0.15	11.44	9.09	1.29	1.20		1.20		1.37		65,955	275
Class B
05-31-09	11.00	0.20		(3.20)	(3.00)	0.33	0.51	—	0.84	7.16	(27.03)	1.78	1.33	†	1.33	†	1.92	†	6,760	39
05-31-08	13.04	0.13		(0.85)	(0.72)	0.14	1.18	—	1.32	11.00	(5.82)	2.15	1.86	†	1.86	†	0.97	†	14,204	394
05-31-07	11.86	0.13		1.60	1.73	0.14	0.41	—	0.55	13.04	14.88	2.09	1.95	†	1.95	†	1.07	†	19,152	246
05-31-06	11.35	0.10	•	0.52	0.62	0.11	—	—	0.11	11.86	5.47	2.04	1.95		1.95		0.87		17,363	290
05-31-05	10.58	0.05		0.81	0.86	0.09	—	—	0.09	11.35	8.17	2.04	1.95		1.95		0.65		9,164	275
Class C
05-31-09	11.15	0.20		(3.23)	(3.03)	0.35	0.51	—	0.86	7.26	(26.98)	1.78	1.33	†	1.33	†	2.01	†	1,497	39
05-31-08	13.21	0.11	•	(0.84)	(0.73)	0.15	1.18	—	1.33	11.15	(5.81)	2.15	1.86	†	1.86	†	0.95	†	2,314	394
05-31-07	12.02	0.14	•	1.63	1.77	0.17	0.41	—	0.58	13.21	14.97	2.09	1.95	†	1.95	†	1.09	†	2,452	246
05-31-06	11.49	0.10	•	0.53	0.63	0.10	—	—	0.10	12.02	5.52	2.04	1.95		1.95		0.86		1,455	290
05-31-05	10.69	0.06		0.81	0.87	0.07	—	—	0.07	11.49	8.14	2.04	1.95		1.95		0.63		865	275
Class I
05-31-09	11.28	0.23	•	(3.26)	(3.03)	0.46	0.51	—	0.97	7.28	(26.66)	0.78	0.33	†	0.33	†	2.35	†	1,148	39
05-31-08	13.35	0.24	•	(0.85)	(0.61)	0.28	1.18	—	1.46	11.28	(4.87)	1.15	0.86	†	0.86	†	1.96	†	11,630	394
05-31-07	12.11	0.26		1.65	1.91	0.26	0.41	—	0.67	13.35	16.09	1.09	0.95	†	0.95	†	2.03	†	14,612	246
05-31-06	11.55	0.21	•	0.54	0.75	0.19	—	—	0.19	12.11	6.54	1.04	0.95		0.95		1.73		16,763	290
05-31-05	10.74	0.19		0.80	0.99	0.18	—	—	0.18	11.55	9.28	1.04	0.95		0.95		1.62		28,050	275
Class O
05-31-09	11.09	0.27		(3.22)	(2.95)	0.44	0.51	—	0.95	7.19	(26.37)	1.03	0.58	†	0.58	†	2.68	†	10,729	39
05-31-08	13.16	0.20	•	(0.83)	(0.63)	0.26	1.18	—	1.44	11.09	(5.09)	1.40	1.11	†	1.11	†	1.67	†	13,500	394
11-15-06(5) - 05-31-07	12.80	0.15	•	0.88	1.03	0.26	0.41	—	0.67	13.16	8.33	1.34	1.20	†	1.20	†	2.22	†	6,966	246

See Accompanying Notes to Financial Statements

21

FINANCIAL HIGHLIGHTS (CONTINUED)

(1)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2)	Expense ratios do not include expenses of Underlying Funds.
(3)	Annualized for periods less than one year.
(4)

Expense ratios reflect operating expenses of a Fund. Expenses before reductions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage commission recapture arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(5)	Commencement of operations.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income ratio.
††	Net investment income is affected by the timing of the declaration of dividends by the Underlying Funds in which the Funds invest.
•	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

22

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2009

NOTE 1 — ORGANIZATION

Organization. ING Series Fund, Inc. (the “Company”) was incorporated under the laws of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940 as amended (“1940 Act”) as an open-end management investment company. There are fifteen separate active investment series which comprise the Company. The three series (each, a “Fund” and collectively, the “Funds”) that are in this report are: ING Strategic Allocation Conservative Fund (“Strategic Allocation Conservative”), ING Strategic Allocation Growth Fund (“Strategic Allocation Growth”) and ING Strategic Allocation Moderate Fund (“Strategic Allocation Moderate”). On April 7, 2008, each of the Funds were converted from a mutual fund, which invested directly in securities, to a fund-of-funds, which invests in other mutual funds. Each Fund currently seeks to achieve its investment objective by investing in other ING Funds (“Underlying Funds”) and each uses asset allocation strategies to determine how to invest in the Underlying Funds.

Each Fund offers the following classes of shares: Class A, Class B, Class C, Class I and Class O. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund and earn income and realized gains/losses from a Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Common expenses of the Funds (including custodial asset-based fees, legal and audit fees, printing and mailing expenses, transfer agency out-of-pocket expenses, and fees and expenses of the independent trustees) are allocated to each Fund in proportion to its average net assets. Expenses directly attributable to a particular fund (including advisory, administration, custodial transaction-based, registration, other professional, distribution and/or service fees, certain taxes, and offering costs) are charged directly to that Fund. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase.

ING Investments, LLC (“ING Investments” or “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. ING Investments has engaged ING Investment

Management Co. (“ING IM” or “Sub-Adviser”), a Connecticut corporation, to serve as the Sub-Adviser to the Funds. ING Funds Distributor, LLC (“IFD” or the “Distributor”) is the principal underwriter of the Funds. ING Investments, ING IM and the Distributor are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

On October 19, 2008, ING Groep announced that it reached an agreement with the Dutch government to strengthen its capital position. ING Groep issued non-voting core Tier-1 securities for a total consideration of EUR 10 billion to the Dutch State. The transaction boosts ING Bank’s core Tier-1 ratio, strengthens the insurance balance sheet and reduces ING Groep’s Debt/Equity ratio.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.	Security Valuation. The valuations of the Funds’ investments in Underlying Funds are based on the NAVs of the Underlying Funds each business day. In general, assets of the Underlying Funds are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost, which approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Underlying Funds will generally be valued at the latest NAV reported by that investment company.

Effective for fiscal years beginning after November 15, 2007, Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are

23

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2009 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

classified as “Level 1”, inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the Sub-Adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in the those securities. A table summarizing each Fund’s investments under these levels of classification is included following the Portfolio of the Investments.

On April 9, 2009, the FASB issued FASB Staff Position No. FAS 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (“FSP 157-4”). FSP 157-4 requires enhanced disclosures about the inputs and valuation technique(s) used to measure fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period. In addition, the three-level hierarchy disclosure and the level three roll-forward disclosure are to be expanded for each major category of equity and debt securities. There was no change to the financial position of the Funds and the results of their operations due to the adoption of FSP 157-4 and all disclosures have been made for the current period as part of the Notes to Financial Statements and Portfolio of Investments.

The Funds classify each of their investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds.

For the year ended May 31, 2009, there have been no significant changes to the fair valuation methodologies.

B.	Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method. Capital gain dividends from Underlying Funds are recorded as distributions of realized gains from affiliated Underlying Funds.

C.	Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.,

(2)	Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. Government securities. These risks include but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and

24

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2009 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

prices more volatile than those of comparable U.S. companies and U.S. Government securities.

D.	Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Each Fund pays dividends at least annually to comply with the distribution requirements of the Internal Revenue Code and may make distributions on a more frequent basis. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. For federal income tax purposes, a Fund may designate as capital gains dividends the earnings and profits distributed to shareholders on the redemption of fund shares during the year.

E.	Federal Income Taxes. It is the policy of the Funds to comply with the requirements of subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of each Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions will be made until any capital loss carryforwards have been fully utilized or expired.

F.	Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G.	Indemnifications. In the normal course of business, the Funds may enter into contracts that provide certain indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated;
however, based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended May 31, 2009, the cost of purchases and proceeds from the sales of Underlying Funds were as follows:

	Purchases	Sales
Strategic Allocation Conservative	$10,213,196	$18,578,403
Strategic Allocation Growth	13,836,387	22,567,658
Strategic Allocation Moderate	20,403,557	38,657,258

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Funds entered into an investment management agreement (“Management Agreement”) with ING Investments. During periods when each Fund invests all, or substantially all of its assets in another investment company, the Management Agreement compensates the Investment Adviser with a fee of 0.08%, computed daily and payable monthly, based on the average daily net assets of each Fund.

During periods when the Funds invest directly in investment securities, each Fund pays the Investment Adviser a fee, computed daily and payable monthly, based on the average daily net assets of each Fund at the following annual rates:

0.800% on the first $500 million, 0.775% on the next $500 million, 0.750% on the next $500 million, 0.725% on the next $500 million and 0.700% in excess of $2 billion.

The Investment Adviser has entered into a sub-advisory agreement with ING IM. Subject to such policies as the Board or the Investment Adviser may determine, ING IM manages the Funds’ assets in accordance with the Funds’ investment objectives, policies, and limitations.

ING Funds Services, LLC (“IFS”), an indirect, wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from each Fund a fee at an annual rate of 0.08% of its average daily net assets.

ING Investments has entered into a Service Agreement with ING Life Insurance and Annuity Company (“ILIAC”), an indirect, wholly-owned subsidiary of ING Groep, under which ILIAC provides various administrative and shareholder services to certain

25

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2009 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

Class A and Class I shareholders of the Funds that purchased their shares through ILIAC. In exchange for these services, ING Investments pays ILIAC a fee of up to 0.40% of the average daily net assets associated with respect to Class A and Class I shares of the Funds. For the year ended May 31, 2009, ILIAC received $222,936.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except as noted below) has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is compensated by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund, except Class I, pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following rates:

	Class A	Class B	Class C	Class O
Strategic Allocation Conservative	0.25%	1.00%	1.00%	0.25%
Strategic Allocation Growth	0.25%	1.00%	1.00%	0.25%
Strategic Allocation Moderate	0.25%	1.00%	1.00%	0.25%

Presently, the Funds’ class specific expenses include a Distribution Fee or Service Fees incurred in connection with Class A and a combined Distribution and Service Fees in connection with Class C shares. For the year ended May 31, 2009, the Distributor retained the following amounts in sales charges:

Class A Shares
Initial Sales Charges:
Strategic Allocation Conservative	$2,625
Strategic Allocation Growth	2,407
Strategic Allocation Moderate	1,453

Class C Shares
Contingent Deferred Sales Charges:
Strategic Allocation Conservative	$595
Strategic Allocation Growth	288
Strategic Allocation Moderate	326

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At May 31, 2009, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

Fund	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
ING Strategic Allocation Conservative Fund	$27,248	$1,551	$8,139	$36,938
ING Strategic Allocation Growth Fund	33,629	2,832	13,504	49,965
ING Strategic Allocation Moderate Fund	46,353	2,891	13,911	63,155

The Company has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors’ fees payable. Deferred fees are invested in various funds advised by ING Investments until distribution in accordance with the Plan.

At May 31, 2009, the following indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Funds:

ILIAC — Strategic Allocation Conservative (15.10%); Strategic Allocation Growth (14.00%); and Strategic Allocation Moderate (17.90%)

ING National Trust — Strategic Allocation Conservative (20.50%); Strategic Allocation Growth (12.00%); and Strategic Allocation Moderate (22.10%)

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Funds have a common owner that owns over 25% of the outstanding securities of the Funds, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Funds.

26

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2009 (CONTINUED)

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At May 31, 2009, the Funds had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceed 5% of total liabilities:

Fund	Accrued Expenses	Amount
Strategic Allocation Conservative	Transfer Agent	$12,232
	Postage	27,712
Strategic Allocation Growth	Transfer Agent	26,642
	Postage	52,987
Strategic Allocation Moderate	Transfer Agent	19,043
	Postage	55,474

NOTE 8 — EXPENSE LIMITATION AGREEMENTS

ING Investments entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each of the Funds whereby the Investment Adviser has agreed to limit expenses, excluding interest expenses, taxes, brokerage commissions and extraordinary expenses to the levels listed below:

	Class A	Class B	Class C	Class I	Class O
Strategic Allocation Conservative(1)	1.15%	1.90%	1.90%	0.90%	1.15%
Strategic Allocation Growth(1)	1.25%	2.00%	2.00%	1.00%	1.25%
Strategic Allocation Moderate(1)	1.20%	1.95%	1.95%	0.95%	1.20%

(1)

These operating expense limits take into account operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by each Fund will vary based on each Fund’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

The Investment Adviser may at a later date recoup from a Fund for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities for each Fund.

As of May 31, 2009, the cumulative amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	May 31,
	2010	2011	2012	Total
Strategic Allocation Conservative	$137,711	$214,496	$153,854	$506,061
Strategic Allocation Growth	80,885	292,987	293,660	667,532
Strategic Allocation Moderate	141,716	268,958	241,012	651,686

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 9 — LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Investment Adviser, were a party to an unsecured committed revolving line of credit agreement (the “Citibank Credit Agreement”) with Citibank, N.A. for an aggregate amount of $100,000,000. The proceeds of the Citibank Credit Agreement were able to be used to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Citibank Credit Agreement. The Funds to which the Citibank Credit Agreement line of credit was available paid a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount.

On November 11, 2008, the Board approved an extension of the Citibank Credit Agreement for an aggregate amount of $100,000,000. The Citibank Credit Agreement was extended for an additional thirty-day period, terminating on December 18, 2008. The Funds to which the extended Citibank line of credit was available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount. Each of the Funds paid its pro rata share of the commitment fee.

27

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2009 (CONTINUED)

NOTE 9 — LINE OF CREDIT (continued)

On December 11, 2008, the Board approved an unsecured committed revolving line of credit agreement (the “BNYM Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of $100,000,000, effective December 18, 2008 for a 364-day period, terminating on December 16, 2009. The proceeds may be used to: (1) temporarily finance the purchase or sale of securities; and (2) finance the redemption of shares of an investor of a Fund to which a loan is made. The Funds to which the line of credit is available pay a commitment fee equal to 0.125% per annum on the daily unused portion of the committed line amount.

Generally, borrowings under the BNYM Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. The following Funds in this report utilized either the Citibank or BNYM line of credit during the year ended May 31, 2009:

	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Strategic Allocation Conservative	3	$1,960,000	2.55%
Strategic Allocation Growth	3	730,000	2.55
Strategic Allocation Moderate	3	3,280,000	2.55

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)
Strategic Allocation Conservative
Class A
05-31-09	542,109	135,926	(982,163)	(304,128)	4,318,017	971,873	(7,837,855)	(2,547,965)
05-31-08	710,471	193,965	(1,149,575)	(245,139)	7,490,311	1,961,031	(12,021,366)	(2,570,024)
Class B
05-31-09	166,159	25,575	(324,294)	(132,560)	1,334,147	182,863	(2,546,724)	(1,029,714)
05-31-08	258,718	33,832	(207,438)	85,112	2,709,964	341,362	(2,145,564)	905,762
Class C
05-31-09	125,671	17,441	(160,766)	(17,654)	1,003,255	125,226	(1,224,813)	(96,332)
05-31-08	360,495	14,676	(173,015)	202,156	3,841,708	148,813	(1,776,304)	2,214,217
Class I
05-31-09	24,934	8,888	(255,259)	(221,437)	197,348	64,258	(2,366,575)	(2,104,969)
05-31-08	87,250	31,599	(215,680)	(96,831)	923,467	323,255	(2,333,214)	(1,086,492)
Class O
05-31-09	328,966	4,428	(291,245)	42,149	2,474,534	31,482	(2,313,346)	192,670
05-31-08	558,225	45,371	(228,360)	375,236	5,808,023	456,556	(2,381,562)	3,883,017
Strategic Allocation Growth
Class A
05-31-09	542,134	289,548	(865,806)	(34,124)	4,108,648	1,925,493	(6,831,754)	(797,613)
05-31-08	491,872	448,376	(1,955,863)	(1,015,615)	6,116,997	5,187,710	(23,821,920)	(12,517,213)
Class B
05-31-09	115,602	89,468	(484,646)	(279,576)	893,166	589,596	(3,777,910)	(2,295,148)
05-31-08	114,695	148,353	(501,158)	(238,110)	1,436,067	1,694,188	(5,929,244)	(2,798,989)
Class C
05-31-09	50,953	25,458	(61,909)	14,502	402,076	168,025	(473,008)	97,093
05-31-08	68,599	23,314	(69,790)	22,123	860,372	267,181	(825,330)	302,223

28

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2009 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)
Class I
05-31-09	49,249	30,486	(626,349)	(546,614)	476,527	204,560	(6,106,600)	(5,425,513)
05-31-08	210,274	115,285	(742,703)	(417,144)	2,618,740	1,345,372	(9,364,515)	(5,400,403)
Class O
05-31-09	1,360,541	17,381	(718,825)	659,097	9,644,336	114,822	(5,133,868)	4,625,290
05-31-08	1,223,201	171,147	(473,436)	920,912	15,089,106	1,969,997	(5,755,665)	11,303,438
Strategic Allocation Moderate
Class A
05-31-09	433,870	403,164	(1,136,398)	(299,364)	3,580,156	2,846,340	(9,486,146)	(3,059,650)
05-31-08	590,300	524,725	(2,358,758)	(1,243,733)	7,241,263	6,002,860	(27,983,268)	(14,739,145)
Class B
05-31-09	115,640	102,434	(565,471)	(347,397)	919,133	718,059	(4,653,999)	(3,016,807)
05-31-08	185,990	133,845	(497,182)	(177,347)	2,185,609	1,516,461	(5,820,167)	(2,118,097)
Class C
05-31-09	46,353	17,306	(65,126)	(1,467)	359,557	122,874	(522,832)	(40,401)
05-31-08	109,634	15,581	(103,221)	21,994	1,338,950	178,867	(1,238,840)	278,977
Class I
05-31-09	576,808	25,672	(1,475,851)	(873,371)	6,283,848	183,552	(13,640,638)	(7,173,238)
05-31-08	365,236	113,875	(542,514)	(63,403)	4,210,527	1,317,536	(6,518,568)	(990,505)
Class O
05-31-09	764,712	13,825	(502,913)	275,624	5,773,933	96,912	(3,977,632)	1,893,213
05-31-08	924,975	105,097	(341,841)	688,231	11,123,442	1,195,900	(4,063,277)	8,256,065

NOTE 11 — CONCENTRATION OF INVESTMENT RISKS

The Funds are also affected by other kinds of risks, depending on the types of securities held or strategies used by an Underlying Fund.

Investment by Funds-of-Funds. Each of the Underlying Funds’ shares may be purchased by other investment companies. In some cases, an Underlying Fund may experience large inflows or redemptions due to allocations or rebalancings. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. The Adviser will monitor transactions by each Underlying Fund and will attempt to minimize any adverse effects on the Underlying Funds and the Fund as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

Asset Allocation. Although asset allocation seeks to optimize returns given various levels of risk tolerance,

you still may lose money and experience volatility. Market and asset class performance may differ in the future from the historical performance and the assumptions used to form the asset allocations for the Funds. Furthermore, the Investment Advisers’ allocation of the Funds’ assets may not anticipate market trends successfully. Assets will be allocated among Underlying Funds and markets based on judgments made by the Investment Adviser. There is a risk that a Fund may allocate assets to an asset class or market that underperforms other Underlying Funds. For example, a Fund may be underweighted in assets or a market that is experiencing significant returns or overweighted in assets or a market with significant declines.

Foreign Securities. Investments in foreign securities may entail risks not present in domestic investments. Since securities in which the Funds and certain Underlying Funds may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds and certain Underlying Funds. Foreign investments may also

29

NOTES TO FINANCIAL STATEMENTS AS OF MAY 31, 2009 (CONTINUED)

NOTE 11 — CONCENTRATION OF INVESTMENT RISKS

(continued)

subject the Funds or Underlying Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-à-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Funds’ or Underlying Funds’ investments.

NOTE 12 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of May 31, 2009:

	Undistributed Net Investment Income	Accumulated Net Realized Gains/ (Losses)
Strategic Allocation Conservative	$370,633	$(370,633)
Strategic Allocation Growth	163,930	(163,930)
Strategic Allocation Moderate	430,470	(430,470)

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended May 31, 2009			Year Ended May 31, 2008
	Ordinary Income	Long-Term Capital Gains	Return of Capital	Ordinary Income	Long-Term Capital Gains
Strategic Allocation Conservative	$1,450,614	$416,787	$—	$2,046,880	$1,595,081
Strategic Allocation Growth	1,416,342	3,089,865	60,501	4,269,324	6,750,875
Strategic Allocation Moderate	2,312,858	2,877,844	—	4,706,747	5,906,750

The tax-basis components of distributable earnings for federal income tax purposes as of May 31, 2009 were:

	Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Post-October Capital Losses Deferred	Post-October Currency Losses Deferred	Capital Loss Carryforwards	Expiration Dates
Strategic Allocation Conservative	$75,616	$(7,553,165)	$(350,137)	$(10)	$(639,434)	2017
Strategic Allocation Growth	—	(19,424,421)	(948,902)	—	(652,900)	2017
Strategic Allocation Moderate	34,862	(18,746,060)	(1,917,390)	(67)	(1,079,974)	2017

The Funds’ major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2004.

As of May 31, 2009, no provisions for income tax would be required in the Funds’ financial statements as a result of tax positions taken on federal income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

30

ING STRATEGIC ALLOCATION CONSERVATIVE FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2009

Shares			Value
AFFILIATED INVESTMENT COMPANIES: 92.2%
409,774	ING Index Plus International Equity Fund - Class I		$2,761,877
167,730	ING Index Plus LargeCap Fund - Class I		1,833,290
70,276	ING Index Plus MidCap Fund - Class I		671,834
67,890	ING Index Plus SmallCap Fund - Class I		668,716
1,276,950	ING Intermediate Bond Fund - Class I		10,969,002
280,790	ING Real Estate Fund - Class I		2,282,825
351,032	ING Tactical Asset Allocation Fund - Class I		2,313,299

	Total Affiliated Investment Companies (Cost $25,557,771)		21,500,843

SHORT-TERM INVESTMENTS: 4.6%
Affiliated Investment Companies: 4.6%
1,067,725	ING Institutional Prime Money Market Fund - Class I		$1,067,725

	Total Short-Term Investments (Cost $1,067,725)		1,067,725

	Total Investments in Affiliated Investment Companies (Cost $26,625,496)*	96.8%	$22,568,568
	Other Assets and Liabilities - Net	3.2	752,239

	Net Assets	100.0%	$23,320,807

*	Cost for federal income tax purposes is $30,121,844.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$—
Gross Unrealized Depreciation	(7,553,276)

Net Unrealized Depreciation	$(7,553,276)

Fair Value Measurements*

The following is a summary of the inputs used as of May 31, 2009 in determining the Fund’s investments at fair value for purposes of SFAS 157:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Affiliated Investment Companies	$21,500,843	$—	$—
Short-Term Affiliated Investment Companies	1,067,725	—	—

Total	$22,568,568	$—	$—

Other Financial Instruments**	—	—

Total	$—	$—	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of value in absence of available market quotations.

*	See note 2 in the Notes to Financial Statements for additional information.
**	Other financial instruments may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.

See Accompanying Notes to Financial Statements

31

ING STRATEGIC ALLOCATION GROWTH FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2009

Shares			Value
AFFILIATED INVESTMENT COMPANIES: 94.8%
1,669,419	ING Index Plus International Equity Fund - Class I		$11,251,886
789,661	ING Index Plus LargeCap Fund - Class I		8,631,000
378,251	ING Index Plus MidCap Fund - Class I		3,616,083
365,411	ING Index Plus SmallCap Fund - Class I		3,599,298
595,541	ING Intermediate Bond Fund - Class I		5,115,694
302,289	ING Real Estate Fund - Class I		2,457,606
944,356	ING Tactical Asset Allocation Fund - Class I		6,223,305

	Total Affiliated Investment Companies (Cost $54,010,128)		40,894,872

SHORT-TERM INVESTMENTS: 1.8%
Affiliated Investment Companies: 1.8%
766,255	ING Institutional Prime Money Market Fund - Class I		$766,255

	Total Short-Term Investments (Cost $766,255)		766,255

	Total Investments in Affiliated Investment Companies (Cost $54,776,383)*	96.6%	$41,661,127
	Other Assets and Liabilities - Net	3.4	1,454,091

	Net Assets	100.0%	$43,115,218

*	Cost for federal income tax purposes is $61,086,308.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$—
Gross Unrealized Depreciation	(19,425,181)

Net Unrealized Depreciation	$(19,425,181)

Fair Value Measurements*

The following is a summary of the inputs used as of May 31, 2009 in determining the Fund’s investments at fair value for purposes of SFAS 157:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Affiliated Investment Companies	$40,894,872	$—	$—
Short-Term Affiliated Investment Companies	766,255	—	—

Total	$41,661,127	$—	$—

Other Financial Instruments**	—	—	—

Total	$—	$—	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of value in absence of available market quotations.

*	See note 2 in the Notes to Financial Statements for additional information.
**	Other financial instruments may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.

See Accompanying Notes to Financial Statements

32

ING STRATEGIC ALLOCATION MODERATE FUND	PORTFOLIO OF INVESTMENTS AS OF MAY 31, 2009

Shares			Value
AFFILIATED INVESTMENT COMPANIES: 94.6%
1,243,897	ING Index Plus International Equity Fund - Class I		$8,383,867
466,775	ING Index Plus LargeCap Fund - Class I		5,101,852
260,800	ING Index Plus MidCap Fund - Class I		2,493,244
251,943	ING Index Plus SmallCap Fund - Class I		2,481,639
1,516,256	ING Intermediate Bond Fund - Class I		13,024,639
416,805	ING Real Estate Fund - Class I		3,388,627
976,905	ING Tactical Asset Allocation Fund - Class I		6,437,807

	Total Affiliated Investment Companies (Cost $52,608,063)		41,311,675

SHORT-TERM INVESTMENTS: 2.7%
Affiliated Investment Companies: 2.7%
1,188,643	ING Institutional Prime Money Market Fund - Class I		$1,188,643

	Total Short-Term Investments (Cost $1,188,643)		1,188,643

	Total Investments in Affiliated Investment Companies (Cost $53,796,706)*	97.3%	$42,500,318
	Other Assets and Liabilities - Net	2.7	1,167,760

	Net Assets	100.0%	$43,668,078

*	Cost for federal income tax purposes is $61,248,360.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$—
Gross Unrealized Depreciation	(18,748,042)

Net Unrealized Depreciation	$(18,748,042)

Fair Value Measurements*

The following is a summary of the inputs used as of May 31, 2009 in determining the Fund’s investments at fair value for purposes of SFAS 157:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Affiliated Investment Companies	$41,311,675	$—	$—
Short-Term Affiliated Investment Companies	1,188,643	—	—

Total	$42,500,318	$—	$—

Other Financial Instruments**	—	—	—

Total	$—	$—	$—

“Fair value” for purposes of SFAS 157 is different from “fair value” as used in the 1940 Act. The former generally implies market value, and can include market quotations as a source of value, and the latter refers to determinations of value in absence of available market quotations.

*	See note 2 in the Notes to Financial Statements for additional information.
**	Other financial instruments may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at period end. Swaps and written options are reported at their market value at period end.

See Accompanying Notes to Financial Statements

33

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended May 31, 2009 were as follows:

Fund Name	Type	Per Share Amount

ING Strategic Allocation Conservative Fund
Class A	NII	$0.4722
Class B	NII	$0.3956
Class C	NII	$0.4021
Class I	NII	$0.4981
Class O	NII	$0.4747
All Classes	LTCG	$0.1313

ING Strategic Allocation Growth Fund
Class A	NII	$0.2699
Class B	NII	$0.1770
Class C	NII	$0.1968
Class I	NII	$0.2974
Class O	NII	$0.2757
All Classes	ROC	$0.0108
All Classes	LTCG	$0.5542

ING Strategic Allocation Moderate Fund
Class A	NII	$0.4313
Class B	NII	$0.3340
Class C	NII	$0.3476
Class I	NII	$0.4607
Class O	NII	$0.4359
All Classes	LTCG	$0.5147

NII - Net investment income

ROC - Return of capital

LTCG - Long-term capital gain

Of the ordinary distributions made during the year ended May 31, 2009, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING Strategic Allocation Conservative Fund	9.46%

ING Strategic Allocation Growth Fund	36.64%

ING Strategic Allocation Moderate Fund	19.95%

For the year ended May 31, 2009, the following are percentages of net investment income dividends paid by the Funds that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:

ING Strategic Allocation Conservative Fund	12.25%

ING Strategic Allocation Growth Fund	48.30%

ING Strategic Allocation Moderate Fund	25.67%

Pursuant to Internal Revenue Code Section 871(k)(1), the Funds designate the following percentages of net investment income distributions as interest-related dividends:

ING Strategic Allocation Conservative Fund	15.23%

ING Strategic Allocation Growth Fund	5.13%

ING Strategic Allocation Moderate Fund	10.07%

34

TAX INFORMATION (UNAUDITED) (CONTINUED)

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

35

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Company are managed under the direction of the Board. A director who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Non-Interested Director”). The Directors of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past 5 Years	Number of Funds in Fund Complex(2) Overseen by Director	Other Directorships held by Director

Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 68	Director	June 1998 - Present	Professor of Economics and Finance, Middle Tennessee State University (August 1991 - Present).	37	Academy of Economics and Finance (February 2002 - Present).

Sidney Koch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 74	Director	April 1994 - Present	Retired. Self-Employed Consultant (June 2000 - Present).	37	None.

Corine T. Norgaard 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 71	Director	June 1991 - Present	Retired. Formerly, Dean of the Barney School of Business, University of Hartford (August 1996 - June 2004). Formerly, President, Thompson Enterprises (September 2004 - September 2005).	37	MassMutual Corporate Investors and MassMutual Participation Investors (April 1997 - Present); Mass Mutual Premier Funds (December 2004 - Present); and MML Series Investment Funds II (December 2005 - Present).

Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Director	January 2003 - Present	President, Obermeyer & Associates, Inc. (November 1999 - Present).	37	None.

Russell Jones 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 65	Director	December 2007 - Present	Retired. Formerly, Senior Vice President, Chief Investment Officer and Treasurer, Kaman Corporation (April 1973 - March 2008).	37	None.

Martin Gavin 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 59	Director	January 2009 - Present	President, Connecticut Children’s Medical Center (May 2006 - Present). Formerly, Interim President, Connecticut Children’s Medical Center (January 2006 - May 2006).	37	None.

36

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past 5 Years	Number of Funds in Fund Complex(2) Overseen by Director	Other Directorships held by Director
Directors who are “Interested Persons”

Shaun Mathews(3)(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Director	December 2007 - Present	President and Chief Executive Officer, ING Investments, LLC(5) (November 2006 - Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 - November 2006); and Chief Marketing Officer, ING USFS (April 2002 - October 2004).	195	ING Services Holding Company, Inc. (May 2000 - Present); Southland Life Insurance Company (June 2002 - Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC(6), ING Funds Services, LLC,(7) ING Investments, LLC(6) and ING Pilgrim Funding, Inc. (December 2006 - Present).

(1)	Directors serve until their successors are duly elected and qualified.
(2)

For the purposes of this table (except for Mr. Mathews), “Fund Complex” means the following investment companies: ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Portfolios, Inc.; ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; and ING Money Market Portfolio.

(3)

For Mr. Mathews, the Fund Complex also includes the following investment companies: ING Asia Pacific High Dividend Equity Income Fund, ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; ING Variable Products Trust; and ING Partners, Inc.

(4)	“Interested person,” as defined in the 1940 Act, by virtue of this Director’s/Trustee’s affiliation with any of the Funds, ING or any of ING’s affiliates.
(5)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that, was known as Pilgrim America Investments, Inc.

(6)

ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that, was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(7)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that, was known as Pilgrim America Group, Inc.

37

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - during the Past 5 Years

Shaun P. Mathews 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	President and Chief Executive Officer	December 2006 - Present	President and Chief Executive Officer, ING Investments, LLC(2) (November 2006 - Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 - November 2006); and Chief Marketing Officer, ING USFS (April 2002 - October 2004).

Michael J. Roland 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Executive Vice President	April 2002 - Present	Head of Mutual Fund Platform (February 2007 - Present) and Executive Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2001 - Present). Formerly, Executive Vice President, Head of Product Management (January 2005 - January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services LLC(6) (October 2004 - December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 - March 2005).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 59	Executive Vice President	March 2002 - Present	Executive Vice President, ING Investments, LLC(2) (July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 - Present).

Joseph M. O’Donnell 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Executive Vice President and Chief Compliance Officer	March 2006 - Present November 2004 - Present	Chief Compliance Officer of the ING Funds (November 2004 - Present) and Executive Vice President of the ING Funds (March 2006 - Present). Formerly, Chief Compliance Officer of ING Investments, LLC(2) (March 2006 - July 2008); Investment Advisor Chief Compliance Officer, Directed Services LLC(5) (March 2006 - July 2008) ING Life Insurance and Annuity Company (March 2006 - December 2006); and Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 - October 2004).

Todd Modic 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 41	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC(3) (March 2005 - Present). Formerly, Vice President, ING Funds Services, LLC(3) (September 2002 - March 2005).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Senior Vice President	December 2003 - Present	Senior Vice President, ING Investments, LLC(2) (October 2003 - Present).

Robert Terris 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 38	Senior Vice President	June 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(3) (May 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 - May 2006).

Ernest J. C’DeBaca 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Senior Vice President	June 2006 - Present	Chief Compliance Officer, ING Investments, LLC(2) (July 2008 - Present); Investment Advisor Chief Compliance Officer, Directed Services LLC(5) (July 2008 - Present); Head of Retail Compliance, ING Funds Distributor, LLC(4) and ING Funds Services, LLC(3), (July 2008 - Present); and Senior Vice President, ING Investments, LLC(2) (December 2006 - Present), ING Funds Services, LLC(3) (April 2006 - Present), ING Funds Distributor, LLC(4) (July 2008 - Present), and Directed Services LLC(5) (July 2008 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (January 2004 - March 2006).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 41	Vice President and Treasurer	March 2002 - Present	Vice President and Treasurer, ING Funds Services, LLC(3) (November 1995 - Present) and ING Investments, LLC(2) (August 1997 - Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 55	Vice President	March 2003 - Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (August 1995 - Present); Vice President, ING Investments, LLC(2) and ING Funds Services, LLC (3) (February 1996 - Present); and Director of Compliance, ING Investments, LLC(2) (October 2004 - Present). Formerly, Chief Compliance Officer, ING Investments, LLC(2) (October 2001 - October 2004).

William Evans 10 State House Square Hartford, Connecticut 06103 Age: 36	Vice President	September 2007 - Present	Vice President, Head of Mutual Fund Advisory Group (April 2007 - Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 - April 2007) and Senior Fund Analyst, U.S. Mutual Funds and Investment Products (May 2002 - May 2005).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC(3) (September 2004 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (October 2001 - September 2004).

Denise Lewis 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Vice President	April 2007 - Present	Vice President, ING Funds Services, LLC(3) (December 2006 - Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 – December 2006).

38

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - during the Past 5 Years

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Vice President	March 2006 - Present	Vice President, ING Funds Services, LLC(3) (March 2006 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 - March 2006) and Manager, Registration Statements, ING Funds Services, LLC(3) (May 2003 - August 2004).

Susan P. Kinens 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 32	Assistant Vice President	March 2003 - Present	Assistant Vice President, ING Funds Services, LLC(3) (December 2002 - Present).

Craig Wheeler 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 40	Assistant Vice President	June 2008 - Present	Assistant Vice President - Director of Tax, ING Funds Services (March 2008 - Present). Formerly, Tax Manager, ING Funds Services (March 2005 - March 2008) and Tax Senior, ING Funds Services (January 2004 - March 2005).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 45	Assistant Secretary	September 2003 - Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 - Present).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 46	Secretary	September 2003 - Present	Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (April 2003 - April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 33	Assistant Secretary	June 2008 - Present	Counsel, ING Americas, U.S. Legal Services (February 2008 - Present). Formerly, Associate, Ropes & Gray LLP (September 2005 - February 2008).

(1)	The officers hold office until the next annual meeting of the Directors and until their successors shall have been elected and qualified.
(2)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)

ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)	Directed Services LLC is the successor in interest to Directed Services, Inc.

39

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement and sub-advisory agreement for a mutual fund will terminate automatically after the initial term of the agreement (which term may not exceed two years), unless continuation of the agreement is approved annually by the Board of Trustees or Directors, as the case may be (the “Board”) of the fund, including a majority of the Trustees/Directors who have no direct or indirect interest in the agreement and who are not “interested persons” of the fund (the “Independent Trustees”). Consistent with this requirement of the 1940 Act, the Board of ING VP Balanced Portfolio, Inc., ING Strategic Allocation Portfolios, Inc., ING VP Intermediate Bond Portfolio, ING VP Money Market Portfolio, ING Variable Funds, ING Variable Portfolios, Inc. and ING Series Fund, Inc., with respect to each portfolio series thereof (each, a “Fund” and, collectively, the “Funds”) has established a process for considering on an annual basis approval of the continuation of the Investment Management Agreement for each Fund (the “Advisory Agreement”) with ING Investments, LLC (the “Adviser”) and the sub-advisory agreement for each Fund (collectively, the “Sub-Advisory Agreements”) with each sub-adviser of the Funds (the “Sub-Advisers”). Set forth below is a description of the process followed by the Board in considering approval of the continuation of each Advisory and Sub-Advisory Agreement (collectively, the “Agreements”), together with an explanation of many of the factors considered and related conclusions reached by the Board in voting to approve the continuation of each Agreement for an additional one-year period commencing January 1, 2009, followed by specific considerations with respect to each Fund covered by this report (each a “Covered Fund”).

Overview of the Review Process

At a meeting of the Board held on December 11, 2008, the Board, including all of the Independent Trustees, voted to approve continuation of each of the existing Advisory and Sub-Advisory Agreements for the Funds. Prior to voting such approvals, the Board received the affirmative recommendation of the Contracts Committee of the Board, which is a Committee of the Board comprised of all of the Independent Trustees and exclusively of the Independent Trustees. The Contracts Committee recommended approval of the Advisory and Sub-Advisory Agreements after completing an extensive review of information requested by the Committee from the Adviser and each Sub-Adviser, including the following: (1) comparative performance data for each Fund for various time periods; (2) comparative data regarding management fees, including data regarding the fees charged by the Adviser and Sub-Advisers for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the Funds; (3) comparative data regarding the total expenses of each Fund; (4) copies of each form of Advisory Agreement and Sub-Advisory Agreement; (5) copies of the codes of ethics of the Adviser and each Sub-Adviser, together with information relating to the manner in which each code is administered; (6) financial statements of the Adviser and each Sub-Adviser; (7) profitability analyses for the Adviser and each Sub-Adviser with respect to each Fund, and all Funds as a group; (8) descriptions of the qualifications of the investment personnel responsible for managing each Fund, the structure of their compensation and their responsibilities with respect to managing other accounts or mutual funds; (9) descriptions of the services provided to the Funds, including the investment strategies and techniques used by each Sub-Adviser in managing the Funds; (10) data relating to portfolio turnover and brokerage practices, including practices with respect to the acquisition of research through “soft dollar” benefits received in connection with the Funds’ brokerage; (11) data comparing the performance of certain Funds against “static portfolios” of the Funds over various time periods; (12) descriptions of the policies and procedures of the various service providers of the Funds for protecting the privacy of shareholder information; (13) information relating to projected sales and redemptions of Fund shares and business plans relating to the Adviser’s mutual fund platform; (14) descriptions of the business continuity and disaster recovery plans of the Adviser and each Sub-Adviser; (15) descriptions of various compliance programs of the Adviser and Sub-Advisers, including the Adviser’s programs for monitoring and enforcing compliance with the Funds’ policies with respect to market-timing, late trading and selective portfolio disclosure; (16) independent reports analyzing the quality of the trade execution services performed by Sub-Advisers for the Funds; and (17) other information relevant to an evaluation of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser in response to a series of detailed questions posed by independent legal counsel on behalf of the Independent Trustees.

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

The Contracts Committee began the formal review process in July 2008 when it met separately with Goodwin Procter LLP, legal counsel for the Independent Trustees (“Independent Counsel”), to review the information to be requested from management and the methodology to be used in determining the selected peer groups for comparing performance and expenses. The Contracts Committee then held meetings on October 15-16, 2008 and December 9-10, 2008, during which the Independent Trustees, meeting separately with Independent Counsel, reviewed and evaluated the information described above. As part of the review process, the Contracts Committee also met with representatives from the Adviser and/or the Sub-Advisers to discuss the information provided to the Committee. The Contracts Committee also considered information that had been provided by the Adviser and Sub-Advisers throughout the year at other meetings of the Contracts Committee, the Audit Committee, the Compliance Committee and the full Board.

The Independent Trustees were assisted by Independent Counsel, throughout the contract review process. The Independent Trustees relied upon the advice of Independent Counsel and their own business judgment in determining the material factors to be considered in evaluating each Advisory and Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Independent Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Independent Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to each Advisory and Sub-Advisory Agreement.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory and Sub-Advisory Agreements for the Funds for the year commencing January 1, 2009, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Advisers. The Board considered the investment management and related services provided by the Adviser and Sub-Advisers, including the quantity and quality of the resources available to provide such services. Among other things, the Board considered the qualifications of the individuals responsible for performing various investment related services.

The Board also considered the quality of the compliance programs of the Adviser and each Sub-Adviser, including the manner in which the Adviser and each Sub-Adviser monitor for compliance with the investment policies and restrictions of a Fund and with the Codes of Ethics of the Funds, the Adviser and the Sub-Advisers with respect to personal trading by employees with access to portfolio information. The Board also considered the actions taken by the Adviser and Sub-Advisers to establish and maintain effective disaster recovery and business continuity plans.

The Board considered the actions taken by the Adviser and its affiliated companies to administer the Funds’ policies and procedures for voting proxies, valuing the Funds’ assets, selective disclosure of portfolio holdings and preventing late-trading and frequent trading of Fund shares. With respect to these and related compliance matters, the Board also considered the responsiveness of the Adviser and its affiliated companies over the course of the past several years to the inquiries of various regulatory authorities.

The Board also took into account the efforts of the Adviser and its affiliated companies to reduce the expenses of the Funds. With respect to those Funds that are sub-advised by an affiliate of the Adviser, the Board specifically noted that, in recent years, the Adviser and its affiliated companies have significantly reduced the Funds’ brokerage costs and portfolio turnover rates, as well as the quantity of research acquired through the use of soft dollars from the Funds’ brokerage. The Board also noted the efforts of the Adviser to optimize the number of Funds in the ING complex of mutual funds and to standardize the asset management characteristics and policies across the ING mutual fund platform. Consideration was also given to the benefits that shareholders of the Funds realize because the Funds are part of a larger ING family of mutual funds, including, in most cases, the ability of shareholders to exchange or transfer investments within the same class of shares among a wide variety of mutual funds without incurring additional sales charges.

The Board concluded that the nature, extent and quality of advisory and related services provided by the Adviser and each of the Sub-Advisers, taken as a whole, are consistent with the terms of the respective Advisory and Sub-Advisory Agreements and justify the fees paid by the Funds for such services.

Fund Performance

The Board reviewed each Fund’s investment performance over various time periods on an absolute

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

basis and relative to the performance of (i) one or more appropriate benchmark indexes (such as the S&P 500 Composite Stock Price Index), (ii) a group of similarly managed mutual funds identified by Lipper, Inc. and/or Morningstar, Inc., and (iii) similarly managed mutual funds within a specified peer group based upon a methodology approved by the Contracts Committee (each, a “Selected Peer Group”). The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods, where applicable, ending June 30, 2008 and the one-, three-, and five-year periods ending September 30, 2008. Summaries of selected portions of the performance information reviewed by the Board, together with the Board’s conclusions regarding the performance of each Covered Fund, are set forth below under “Fund-by-Fund Analysis.”

Management Fees, Sub-Advisory Fees and Expenses

Consideration was given to the contractual investment advisory fee rates, inclusive of administrative fee rates, payable by the Funds to the Adviser and its affiliated companies (referred to collectively as “management fees”) and the contractual sub-advisory fee rates payable by the Adviser to each Sub-Adviser for sub-advisory services. As part of its review, the Board considered each Fund’s management fee and total expense ratio, as compared to its Selected Peer Group, both before and after giving effect to any undertaking by the Adviser to waive fees and/or limit the total expenses of a Fund. In addition, the Trustees received information regarding the fees charged by each Sub-Adviser to similarly-managed institutional accounts and other mutual funds, if any, and the comparability (or lack thereof) of the services provided by the Sub-Adviser in managing such accounts and other mutual funds to the services provided in managing the Funds. With respect to the Funds sub-advised by an affiliate of the Adviser, the Board evaluated the reasonableness of the total fees received by the Adviser and its affiliate in the aggregate under the Advisory and Sub-Advisory Agreements. With respect to those Funds sub-advised by a Sub-Adviser that is not affiliated with the Adviser, the Board considered the reasonableness of the fees payable to the Sub-Adviser by the Adviser in light of the ability of the Adviser to negotiate such fees on an arm’s-length basis. Summaries of selected portions of the fee and expense information reviewed with respect to each Covered Fund are set forth below under “Fund-by-Fund Analysis.” After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser, the Board concluded with respect to each Fund that the management fee charged to the Fund for advisory, sub-advisory and related services is fair and reasonable and that the total expense ratio of the Fund is reasonable.

Profitability

The Board considered information relating to revenues, expenses, and profits realized by the Adviser and each Sub-Adviser attributable to performing advisory, sub-advisory and administrative services for the Funds. With respect to Funds sub-advised by an unaffiliated Sub-Adviser, the Board did not consider the profitability of the Sub-Adviser to be a material factor because the Board believes that the Adviser negotiates sub-advisory fees with the unaffiliated Sub-Adviser on an arm’s-length basis. The Board reviewed profitability data for the Adviser and its affiliated companies, including the distributor of the Funds, relating to (i) each Fund separately, (ii) all Funds as a group, (iii) all “retail” Funds as a group, and (iv) all variable insurance product Funds as a group, in each case for the one-year periods ended December 31, 2007 and December 31, 2006 and the nine-month period ended September 30, 2008. With respect to the Adviser and its affiliates, such information was prepared in accordance with a methodology approved by the Contracts Committee. The Board considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Fund both with and without the profitability of the distributor of the Funds and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution and administrative services. With respect to Funds sub-advised by an affiliate of the Adviser, the Board considered the total profits derived by the Adviser and its affiliate in the aggregate attributable to managing and operating each Fund. The Board also considered other direct or indirect benefits that the Adviser and Sub-Advisers, and any affiliated companies thereof, derive from their relationships with the Funds, including the receipt by certain affiliates of the Adviser, of fees relating to the offering of bundled financial products, such as annuity contracts, and the receipt by Sub-Advisers of “soft dollar” benefits from the Funds’ brokerage. The Board concluded that, in light of the nature, extent and quality of the services provided, the profits realized by the Adviser and its affiliated

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

companies, taken as a whole, with respect to providing advisory, sub-advisory and administrative services for each Fund are reasonable.

Economies of Scale

In considering the reasonableness of the management fee of each Fund, the Board considered the extent to which economies of scale can be expected to be realized by a Fund’s Adviser and its affiliated companies, on the one hand, and by the Fund, on the other hand, as the assets of the Fund increase. The Board noted that the advisory fee schedule for certain Funds includes breakpoints such that, as the assets of the Fund increase, the Fund’s management fee will decrease as a percentage of the Fund’s total assets. The Board recognized the inherent difficulties in measuring precisely the impact of any economies of scale being realized by the Adviser and its affiliated companies with respect to their management of any one or more Funds. In an effort to determine the extent to which economies of scale, if any, will be realized by the Adviser and its affiliated companies as the assets of the Funds grow, the Board considered the profitability data described above relating to the Adviser and its affiliated companies in light of changes in the assets of the Funds over various time periods. The Board noted that the total assets under management of many Funds have decreased during the past several years and concluded that the economies of scale realized by the Adviser and its affiliated companies from managing the Funds have not increased with respect to such Funds. The Board also reviewed information regarding the expense ratio of each Fund in light of changes in the assets of the Funds over various time periods, noting that, as the assets of a Fund increase, the fixed expenses of the Fund, as a percentage of the total assets of the Fund, can be expected to decrease. The Board considered such expense information in light of projections provided by the Adviser with respect to the future growth of assets of the Funds. Based upon the foregoing, the Board concluded that the economies of scale being realized by the Adviser and its affiliated companies do not mandate the implementation of breakpoints or additional breakpoints, as the case may be, with respect to any Fund at this time.

Fund-by-Fund Analysis

In deciding to approve the continuation of each Advisory and Sub-Advisory Agreement for an additional one-year period beginning January 1, 2009, the Board took into account the specific data and factors identified below relating to the performance, fees and expenses of each Covered Fund and actions being taken by the Adviser or Sub-Adviser, as the case may be, with respect to these matters. Except as otherwise indicated, the performance data described below for each Covered Fund is for periods ended September 30, 2008 and the management fees and expense data described below are as of June 30, 2008.

ING Strategic Allocation Conservative Fund

In evaluating the investment performance of ING Strategic Allocation Conservative Fund, the Board noted that: (1) the Fund outperformed its Morningstar category median for the most recent calendar quarter but underperformed for the year-to-date, one-year, three-year and five-year periods; and (2) the Fund underperformed its benchmark index for all periods presented; and (3) the Fund is ranked in its Morningstar category in the third quintile for the most recent calendar quarter, one-year and five-year periods and in the fourth quintile for the year-to-date and three-year periods. The Board noted that, effective April 7, 2008, the Fund was restructured (the “Conversion”) to operate as a risk-based fund-of-funds and that new structure has enhanced the operating efficiency of the Fund. The Board further noted that, in connection with the Conversion, the Fund modified its exposures to certain asset categories, including real estate securities and international equities (through the new fund-of-funds structure). Lastly, the Board noted that in 2008, at the request of the Adviser and Sub-adviser, the Board authorized the Fund to invest in ING Tactical Asset Allocation Fund, which will allow the Fund to adjust its exposures among various asset categories more efficiently in response to changing market conditions. The Board concluded that appropriate actions are being taken to improve the performance of the Fund and that additional time is needed to evaluate the effectiveness of these actions.

In assessing the reasonableness of the management fee and expense ratio for ING Strategic Allocation Conservative Fund, the Board noted that the management fee for the Fund is above the median and average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Fund is below the median and above the average expense ratios of the funds in its Selected Peer Group.

ING Strategic Allocation Moderate Fund

In evaluating the investment performance of ING Strategic Allocation Moderate Fund, the Board noted that: (1) the Fund outperformed its Morningstar

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ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

category median for the most recent calendar quarter but underperformed for the year-to-date, one-year, three-year and five-year periods; (2) the Fund underperformed its benchmark index for all periods presented; and (3) the Fund is ranked in its Morningstar category in the second quintile for the most recent calendar quarter, in the third quintile for the one-year period and in the fourth quintile for the year-to-date, three-year and five-year periods. The Board noted that, effective April 7, 2008, the Fund was restructured (the “Conversion”) to operate as a risk-based fund-of-funds and that this new structure has enhanced the operating efficiency of the Fund. The Board further noted that, in connection with the Conversion, the Fund modified its exposures to certain asset categories, including real estate securities and international equities (through the new fund-of-funds structure). Lastly, the Board noted that in 2008, at the request of the Adviser and Sub-adviser, the Board authorized the Fund to invest in ING Tactical Asset Allocation Fund, which will allow the Fund to adjust its exposures among various asset categories more efficiently in response to changing market conditions. The Board concluded that appropriate actions are being taken to improve the performance of the Fund and that additional time is needed to evaluate the effectiveness of these actions.

In assessing the reasonableness of the management fee for ING Strategic Allocation Moderate Fund, the Board noted that the management fee for the Fund is below the median and average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Fund is above the median and average expense ratios of the funds in its Selected Peer Group.

ING Strategic Allocation Growth Fund

In evaluating the investment performance of ING Strategic Allocation Growth Fund, the Board noted

that: (1) the Fund outperformed its Morningstar category median for year-to-date and one-year periods but underperformed for the most recent calendar quarter, three-year and five-year periods; (2) the Fund underperformed its benchmark index for all periods presented; and (3) the Fund is ranked in its Morningstar category in the second quintile for the one-year period, in the third quintile for the most recent calendar quarter and year-to-date periods and in the fourth quintile for the three-year and five-year periods. The Board noted that, effective April 7, 2008, the Fund was restructured (the “Conversion”) to operate as a risk-based fund-of-funds and that this new structure has enhanced the operating efficiency of the Fund. The Board further noted that, in connection with the Conversion, the Fund modified its exposures to certain asset categories, including real estate securities and international equities (through the new fund-of-funds structure). Lastly, the Board noted that in 2008, at the request of the Adviser and Sub-adviser, the Board authorized the Fund to invest in ING Tactical Asset Allocation Fund, which will allow the Fund to adjust its exposures among various asset categories more efficiently in response to changing market conditions. The Board concluded that appropriate actions are being taken to improve the performance of the Fund and that additional time is needed to evaluate the effectiveness of these actions.

In assessing the reasonableness of the management fee and expense ratio for ING Strategic Allocation Growth Fund, the Board noted that the management fee for the Fund is below the median and average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Fund is above the median and equal to the average expense ratios of the funds in its Selected Peer Group.

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ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund’s prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds

ING Balanced Fund

ING Growth and Income Fund

ING Real Estate Fund

Domestic Equity Funds-of-Funds

ING Strategic Allocation Conservative Fund

ING Strategic Allocation Growth Fund

ING Strategic Allocation Moderate Fund

Domestic Equity Growth Funds

ING Corporate Leaders 100 Fund

ING Equity Dividend Fund

ING Growth Opportunities Fund

ING MidCap Opportunities Fund

ING Opportunistic LargeCap Fund

ING Small Company Fund

ING SmallCap Opportunities Fund

ING Tactical Asset Allocation Fund

Domestic Equity Index Funds

ING Index Plus LargeCap Equity Fund VIII

ING Index Plus LargeCap Equity Fund IX

ING Index Plus LargeCap Fund

ING Index Plus MidCap Fund

ING Index Plus SmallCap Fund

Domestic Equity Value Funds

ING SmallCap Value Multi-Manager Fund

ING Value Choice Fund

Fixed-Income Funds

ING GNMA Income Fund

ING High Yield Bond Fund

ING Intermediate Bond Fund

Global Equity Funds

ING Global Equity Dividend Fund

ING Global Natural Resources Fund

ING Global Real Estate Fund

ING Global Value Choice Fund

International Equity Funds

ING Alternative Beta Fund

ING Asia-Pacific Real Estate Fund

ING Disciplined International SmallCap Fund

ING Emerging Countries Fund

ING European Real Estate Fund

ING Foreign Fund

ING Greater China Fund

ING Index Plus International Equity Fund

ING International Capital Appreciation Fund

ING International Equity Dividend Fund

ING International Growth Opportunities Fund

ING International Real Estate Fund

ING International SmallCap Multi-Manager Fund

ING International Value Fund

ING International Value Choice Fund

ING Russia Fund

Global and International Fixed-Income Funds

ING Emerging Markets Fixed Income Fund

ING Global Bond Fund

International Funds-of-Funds

ING Diversified International Fund

ING Global Target Payment Fund

Loan Participation Fund

ING Senior Income Fund

Money Market Funds*

ING Classic Money Market Fund

ING Money Market Fund

*	An investment in a fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds. Please see SEC filings for more information on the funds participation in the U.S. Treasury Department’s Temporary Guarantee Program for Money Market Funds.

Investment Adviser

ING Investments, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

Independent Registered Public Accounting Firm

KPMG LLP

99 High Street

Boston, Massachusetts 02110

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Goodwin Procter LLP

Exchange Place

53 State Street

Boston, Massachusetts 02109

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale within their firm. Not all funds are available for sale at all firms.

PRAR-STRATABCIO	(0509-072909)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Corine Norgaard and Joseph Obermeyer are each audit committee financial experts, as defined in Item 3 of Form N-CSR.  Ms. Norgaard and Mr. Obermeyer are both “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $198,000 for year ended May 31, 2009 and $240,183 for year ended May 31, 2008.

(b)

Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $25,800 for the year ended May 31, 2009 and $23,650 for the year ended May 31, 2008.

(c)

Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $137,085 in the year ended May 31, 2009 and $26,812 in the year ended May 31, 2008. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)

All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $27,500 in the year ended May 31, 2009 and $7,500 in the year ended May 31 2008.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures

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AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY

I.          Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out under Paragraph I on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds’ may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors’ independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

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II.         Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.        Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.       Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may

3

not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.         Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.       Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.      Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered.

Notwithstanding this paragraph, the Committee will, on quarterly basis, receive from the independent auditors a list of services provided to date by the auditors during Pre-Approval Period.

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VIII.     Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.       Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Effective April 23, 2008, the KPMG LLP (“KPMG”) audit team for the ING Funds accepted the global responsibility for monitoring the auditor independence for KPMG relative to the ING Funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the ING entities that would impair KPMG independence with the respect to the ING Funds. In addition to receiving pre-approval from the ING Funds Audit Committee for services provided to the ING Funds and for services for ING entities in the Investment Company Complex, the audit team has developed a process for periodic notification via email to the ING Funds’ Audit Committee Chairpersons regarding requests to provide services to ING Groep NV and its affiliates from KPMG offices worldwide. Additionally, KPMG provides a quarterly summary of the fees for services that have commenced for ING Groep NV and Affiliates at each Audit Committee Meeting.

Date last approved: December 10, 2008

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Appendix A

Pre-Approved Audit Services for the Pre-Approval Period January 1, 2009 through December 31, 2009

Service	The Fund(s)	Fee Range

Statutory audits or financial audits (including tax services associated with audit services)	✓	As presented to Audit Committee(1)

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.

	✓	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.

	✓	Not to exceed $8,000 during the Pre-Approval Period

(1)   For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in KPMG’s Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

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Appendix B

Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2009 through December 31, 2009

Service	The Fund(s)	Fund Affiliates	Fee Range

Services related to Fund mergers (Excluding tax services – See Appendix C for tax services associated with fund mergers)	✓	✓	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]

	✓		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual financial statements	✓		Not to exceed $2,200 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	✓		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	✓	✓	Not to exceed $5,000 per quarter

Training courses		✓	Not to exceed $2,000 per course

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Appendix C

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2009 through December 31, 2009

Service	The Fund(s)	Fund Affiliates	Fee Range

Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions.	✓		As presented to Audit Committee(2)

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	✓		As presented to Audit Committee(2)

Assistance and advice regarding year-end reporting for 1099’s	✓		As presented to Audit Committee(2)

Tax assistance and advice regarding statutory, regulatory or administrative developments	✓	✓	Not to exceed $5,000 in aggregate for the Funds or for the Funds’ investment adviser during the Pre- Approval Period

Tax training courses		✓	Not to exceed $2,000 per course during the Pre- Approval Period

(2)   For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, as provided in KPMG’s Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

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Appendix C, continued

Service	The Fund(s)	Fund Affiliates	Fee Range

Tax services associated with Fund mergers	✓	✓	Not to exceed $4,000 per fund per merger during the Pre- Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations

	✓		Not to exceed $50,000 during the Pre- Approval Period

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Appendix D

Pre-Approved Other Services for the Pre-Approval Period January 1, 2009 through December 31, 2009

Service	The Fund(s)	Fund Affiliates	Fee Range

Agreed-upon procedures for Class B share 12b-1 programs		✓	Not to exceed $60,000 during the Pre- Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

(Cost to be split 50% the funds and 50% ING Investments, LLC)

	✓	✓	Not to exceed $5,000 per Fund during the Pre- Approval Period

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Appendix E

Prohibited Non-Audit Services

Dated:             2009

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

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EXHIBIT A

ING VP BALANCED PORTFOLIO, INC.

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.

ING VP INTERMEDIATE BOND PORTFOLIO

ING VP MONEY MARKET PORTFOLIO

ING VARIABLE FUNDS

ING VARIABLE PORTFOLIOS, INC.

ING SERIES FUND, INC.

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(e) (2)	Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)

Non-Audit Fees: The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $1,637,510 for year ended May 31, 2009 and $1,664,505 for year ended May 31, 2008.

(h)

Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

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Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

Item 11. Controls and Procedures.

(a)

Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)

There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

(3)	Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Series Fund, Inc.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer
Date: August 6, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer
Date: August 6, 2009

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer
Date: August 6, 2009

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